As filed with the Securities and Exchange Commission on May 31, 2016

Securities Act File No.  [                      ]

Investment Company Act File No. 811-22824

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-2

☑	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
☐	PRE-EFFECTIVE AMENDMENT NO.
☐	POST-EFFECTIVE AMENDMENT NO.
and/or
☑	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
☑	AMENDMENT NO. 8

STEBEN SELECT MULTI-STRATEGY FUND

(Exact name of Registrant as Specified in Charter)

9711 Washington Blvd., Suite 400

Gaithersburg, Maryland 20878

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (240) 631-7600

Francine J. Rosenberger, Esq. c/o Steben & Company, Inc. 9711 Washington Blvd., Suite 400 Gaithersburg, Maryland 20878 (Name and Address of Agent for Service)	Copies of Communications to: George Zornada, Esq. K&L Gates LLP State Street Financial Center One Lincoln Street Boston, MA 02111-2950

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of the Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. ☒

It is proposed that this filing will become effective:

☒ When declared effective pursuant to Section 8(c) of the Securities Act of 1933.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to Section 8(a), may determine.

Steben Select Multi-Strategy Master Fund, the Master Fund in which the Registrant invests substantially all of its assets, has also executed this Registration Statement.

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered(1)	Amount being Registered(2)	Proposed Maximum Aggregate Offering Price	Amount of Registration Fee(2)(3)(4)
Class A Shares	$111,990,286	$125,000,000	$11,277.42
Class I Shares	$111,990,286	$125,000,000	$11,277.42

(1)	This Registration Statement relates to the maximum aggregate offering of $125,000,000 of shares of beneficial interest of the Fund. With the exemptive relief from the Securities and Exchange Commission, the offering currently includes the following share classes: Class A Shares and Class I Shares. In the future, other classes of shares of beneficial interest of the Fund may be registered and included in the offering.
(2)	$111,990,286 of Class A Shares and Class I Shares were previously registered (see 1933 Act Registration No. 333-187847), remain unsold and are carried forward here. A filing fee of $17,050.00 was previously paid to the SEC in connection with the registration of these carried forward shares and offsets the total amount otherwise due here.
(3)	Estimated solely for purposes of calculating the registration fee pursuant to Rule 457(o) under the Securities Act of 1933.
(4)	Previously paid.

Cross Reference Sheet

Parts A and B*

Item Number	Caption	Location In Prospectus

PART A

1.	Outside Front Cover	Outside Front Cover Page

2.	Cover Pages; Other Offering Information	Inside and Outside Front Cover Pages; Summary

3.	Fee Table and Synopsis	Summary of Fund Expenses; Fund Expenses; Distribution and Service Fees

4.	Financial Highlights	Financial Highlights

5.	Plan of Distribution	Cover Page; Summary of Fund Expenses; Distributions

6.	Selling Shareholders	Distributions

7.	Use of Proceeds	Use of Proceeds; Investment Program

8.	General Description of the Registrant	Outside Front Cover Page; Summary; Overview of the Fund and the Master Fund; Investment Objective; Investment Strategies; Management of the Fund; Additional Information Regarding the Declaration of Trust and Bylaws

9.	Management	Summary; Overview of the Fund and the Master Fund; Fund Structure; Management of the Fund; Conflicts of Interest; Additional Information Regarding the Declaration of Trust and Bylaws

10.	Capital Stock, Long-Term Debt, and Other Securities	Purchasing Shares; Repurchases of Shares; Transfer of Shares; Outstanding Securities; Additional Information and Summary of the Declaration of Trust

11.	Defaults and Arrears on Senior Securities	Not applicable

12.	Legal Proceedings	Not applicable

13.	Table of Contents of the Statement of Additional Information	Table of Contents of the Statement of Additional Information

PART B

14.	Cover Page of SAI	Cover Page of SAI

15.	Table of Contents of SAI	Table of Contents of SAI

16.	General Information and History	Summary; Overview of the Fund and the Master Fund; Organization and History of the Fund

17.	Investment Objective and Policies	Investment Objective; Investment Strategies; Management of the Fund; Additional Investment Policies and Practices; Fundamental Policies

18.	Management	Management of the Fund; Board of Trustees, Officers and Portfolio Management; Codes of Ethics

19.	Control Persons and Principal Holders of Securities	Outstanding Securities; Board of Trustees, Officers and Portfolio Management; Outstanding Securities and Record Owners

20.	Investment Advisory and Other Services	Summary; Management of the Fund; Fund Expenses; Investment Manager; Administration and Transfer Agent; Custodian; Independent registered Public Accounting Firm and Legal Counsel

21.	Brokerage Allocation and Other Practices	Brokerage Transactions

22.	Portfolio Managers	Management of the Fund; Board of Trustees, Officers and Portfolio Management

23.	Tax Status	Tax Considerations; Additional Taxation Discussion

24.	Financial Statements	Financial Statements

*	Certain disclosure information required by Part B: Statement of Additional Information has been included in Part A: Prospectus

Steben Select Multi-Strategy Fund

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED.  WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE.  THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

SUBJECT TO COMPLETION

PROSPECTUS | ________, 2016

Class A Shares

Class I Shares

Steben Select Multi-Strategy Fund (the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a non-diversified closed-end management investment company. The Fund is a feeder fund that invests substantially all of its investable assets in Steben Select Multi-Strategy Master Fund, a Delaware statutory trust (the “Master Fund”). Steben & Company, Inc. (the “Investment Manager” or “Steben”) is the investment adviser of the Fund.

The Fund’s investment objective is to seek capital appreciation with low long-term correlation to traditional public equity and fixed income markets. The Master Fund is operated as a fund-of-funds, meaning that it seeks to achieve its investment objective principally by allocating its assets, directly or indirectly, in investment partnerships, managed funds, securities and other assets held in segregated accounts and other investment funds, which may include investment funds commonly referred to as “hedge funds” (collectively, “Portfolio Funds”), managed by third parties unaffiliated with the Master Fund or Investment Manager, that invest in or trade in a wide range of investments (including, but not limited to, U.S. and non-U.S. equities, fixed income securities, currencies, and physical commodities, as well as derivatives of the aforementioned investments, such as futures contracts, forward contracts, swaps and options). The Portfolio Funds in which the Master Fund invests are subject to special risks. See “Risk Factors and Types of Investments.”

This Prospectus applies to the offering of the Fund’s Class A shares and Class I shares of beneficial interest (“Shares”), which are offered on a continuous basis at the net asset value per share plus any applicable sales loads, as described in this Prospectus. The Fund has registered under the Securities Act of 1933, as amended, $125,000,000 in Shares for sale under the registration statement to which this Prospectus relates. No person who is admitted as a shareholder of the Fund (a “Shareholder”) will have the right to require the Fund to redeem any Shares and the Shares will have very limited liquidity, as described in this Prospectus.

OFFERING

	Per Class A Share	Per Class I Share	Total Offering
Public offering price(1)	At current NAV	At current NAV	$125,000,000
Maximum Sales Load(2) as a percentage of purchase amount	3.00%	None
Proceeds to the Fund(3)	Current NAV minus sales load	Current NAV	$121,250,000(4)

(1)	Class A Shares and Class I Shares are offered on a continuous basis at net asset value plus any applicable sales load, as described in this Prospectus. See “Purchase for Shares” below. Shares will be offered continuously on a monthly basis at the net asset value per share next determined after a purchase for shares is accepted by the Fund. Generally, the minimum initial investment in Shares by an investor is $25,000. Subsequent investments (excluding reinvestment of distributions) must be at least $5,000. These minimums may be reduced for certain investors.
(2)

[____] (the “Distributor”) acts as the distributor of the Shares on a best efforts basis, subject to various conditions. Shares may be purchased by Eligible Investors (as defined herein) from the Fund or through other brokers or dealers that have entered into selling agreements with the Distributor (“Selling Agents”) or registered investment advisers (“RIAs” and collectively with Selling Agents, “Intermediaries”) that have entered into an arrangement with the Distributor. Neither the Distributor nor any Selling Agents or RIAs are obligated to buy any Shares from the Fund. The Distributor does not receive any portion of the sales load. The Selling Agents may, in their sole discretion, reduce or waive the sales load. There is no minimum aggregate amount of Shares required to be purchased in the offering. The Investment Manager pays certain fees to the Distributor. See “Distribution Fees” on page 14.

(3)	Proceeds to the Class A Shares of the Fund reflect the Maximum Sales Load of 3.00%. Such a sales load will be added to the offering price per Share. Any sales load is computed as a percentage of the public offering price. The combined organizational and initial offering costs of the Fund and the Master Fund were approximately $[____]. These expenses were paid by the Investment Manager under the Operating Services Agreement. See “Fund Expenses” below.
(4)	Total Proceeds to the Fund assume that all registered Shares will be sold in a continuous offering and the maximum sales load is incurred as applicable. The proceeds may differ from that shown if other than the maximum sales load is paid on average, the then-current net asset value at which Shares are sold varies from that shown and/or additional Shares are registered.

In consideration for distribution and investor services, the Fund pays the Distributor a quarterly fee based on the average month-end net assets of the Fund over the course of the applicable quarter in the amounts of 0.75% and 0.25% (on an annualized basis) of the average month-end net assets of Class A Shares and Class I Shares, respectively, payable monthly in arrears. The Investment Manager may pay from its own resources compensation to the Selling Agents or RIAs in connection with sale of Shares or servicing of investors. These arrangements may result in receipt by the Selling Agents and their personnel (who themselves may receive all or a substantial part of the relevant payments) of compensation in excess of that which otherwise would have been paid in connection with their sale of shares of a different investment fund. A prospective investor with questions regarding these arrangements may obtain additional detail by contacting his, her or its Intermediary directly. Prospective investors also should be aware that these payments could create incentives on the part of an Intermediary to view the Fund more favorably relative to investment funds not making payments of this nature or making smaller such payments.

Investments in the Fund may be made only by “Eligible Shareholders” as defined in this Prospectus. See “Eligible Shareholders.” If you purchase shares in the Fund, you will become bound by the terms and conditions of the Declaration of Trust of the Fund, as amended from time to time (the “Declaration of Trust”).

An investment in the Fund should be considered a speculative investment that entails substantial risks, including but not limited to:

•	Loss of capital.

•	The Shares will not be listed on any securities exchange and it is not anticipated that a secondary market for the Shares will develop.

•	The Shares are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the Declaration of Trust of the Fund and applicable law.

•	Although the Fund may offer to repurchase shares (or a portion thereof) on a quarterly basis or from time to time, no assurance can be given that repurchases will occur or that any shares properly tendered will be repurchased by the Fund.

•	Shares will not be redeemable at a Shareholder’s option. As a result, a Shareholder may not be able to sell or otherwise liquidate his or her shares. See “Limitations on Liquidity.”

•	The Shares are appropriate only for Shareholders who can tolerate a high degree of risk and do not require a liquid investment.

•	The Portfolio Funds in which the Fund invests may pursue various investment strategies and are subject to special risks.

•	Investment in the Shares is speculative and there is no guarantee that the Fund will achieve its investment objective.

This Prospectus sets forth concisely the information that a prospective investor should know about the Fund before investing. You are advised to read this Prospectus carefully and retain it for future reference. Additional information about the Fund, including the statement of additional information (“SAI”) dated [____],2016 has been filed with the U.S. Securities and Exchange Commission (the “SEC”).

The Fund’s SAI and annual and semi-annual reports (when they are available) are available free of charge on Steben’s website at http://www.steben.com. You can request a copy of the SAI, and the Fund’s annual and semi-annual reports without charge by visiting the SEC’s website (http://www.sec.gov) or by writing to the Fund at 9711 Washingtonian Boulevard, Suite 400, Gaithersburg, MD 20878 or by calling the Fund toll-free at 1.800.726.3400. Shareholders also may make written or telephonic inquiries or request other information about the Fund at this address and telephone number. The SAI is incorporated by reference into this Prospectus in its entirety. The table of contents of the SAI appears on the last page of this Prospectus. The address of the Steben’s website is provided solely for the information of prospective investors and is not intended to be an active link.

The Fund’s Shares have not been approved or disapproved by the SEC or any other U.S. federal or state governmental agency or regulatory authority or any securities exchange. No agency, authority, or exchange has passed upon the accuracy or adequacy of this Prospectus or the merits of an investment in the Fund’s Shares. Any representation to the contrary is a criminal offense.

Steben Select Multi-Strategy Fund Prospectus	Page ii

Prospective investors should not construe the contents of this Prospectus as legal, tax, or financial advice. Each prospective investor should consult with his or her own professional advisers as to the legal, tax, financial, or other matters relevant to the suitability of an investment in the Fund.

Steben Select Multi-Strategy Fund Prospectus	Page ii

To All Prospective Shareholders

No person has been authorized to make any representations concerning the Fund that are inconsistent with those contained in this Prospectus. Prospective investors should not rely on any information not contained in this Prospectus, the SAI or the accompanying exhibits. This Prospectus is intended solely for the use of the person to whom it has been delivered for the purpose of evaluating a possible investment by the recipient in the Shares of the Fund and is not to be reproduced or distributed to any other persons (other than professional advisers of the prospective investors receiving this document). Prospective investors should not construe the contents of this Prospectus as legal, tax or financial advice. Each prospective investor should consult his, her or its own professional advisers as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Fund.

An investment in the Fund involves a high degree of risk. It is possible that a Shareholder may lose some or all of his, her or its investment and that the Fund may not achieve its investment objective. Before making an investment decision, a prospective investor and/or a prospective investor’s adviser should: (i) consider the suitability of this investment with respect to the prospective investor’s investment objectives and personal situation; and (ii) consider factors such as the prospective investor’s personal net worth, income, age, risk tolerance and liquidity needs. Short-term prospective investors, prospective investors with immediate liquidity needs and prospective investors who cannot bear the loss of some or all of their investment or the risks associated with the limited liquidity of an investment in the Fund should not invest in the Fund.

Fund Shares are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured depository institution, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

You should rely only on the information contained in this Prospectus. The Fund has not authorized anyone to provide you with different information. The Fund is not making an offer of its Shares in any state or other jurisdiction where the offer is not permitted. You should not assume that the information provided by this Prospectus is accurate as of any date other than the date on the front of this Prospectus. The Fund is required to supplement this Prospectus to disclose any material changes in the information provided herein.

For a discussion of certain risk factors and special considerations with respect to owning Fund Shares, see the “Risk Factors and Types of Investments” section of this Prospectus.

PRIVACY POLICY STATEMENT

The Fund and the Investment Manager (as defined below) collect non-public personal information about investors from information received on investment documents and other forms and information required in connection with a purchase for Shares and information concerning Shareholders’ transactions with the Fund. The Fund and the Investment Manager will not disclose any non-public personal information relating to current or former investors except in connection with the administration, processing and servicing of repurchases and purchases or to the Fund’s Administrators (as defined below), accountants and attorneys, in each such case subject to customary undertakings of confidentiality. The Fund and the Investment Manager restrict access to non-public personal information relating to investors to personnel of the Fund and the Investment Manager and other personnel who need to know that information in connection with the operation of the Fund. The Fund maintains physical, electronic and procedural controls in keeping with U.S. federal standards to safeguard the Fund’s non-public personal information relating to investors.

SUMMARY

The following discussion summarizes certain information contained in this prospectus relating to Steben Select Multi-Strategy Fund (the “Fund”) and the terms of the offering, including the potential merits and risks involved in acquiring the shares. This is only a summary and does not contain all of the information that you should consider before making an investment in the Fund or purchasing the shares of beneficial interest. The information included in this summary is qualified in all respects by the more detailed information included elsewhere in this prospectus and in the Fund’s Registration Statement filed with the U.S. Securities and Exchange Commission (the “SEC”).

The Fund and the Master Fund

The Fund is a Delaware statutory trust that is registered under the Investment Company Act as a non-diversified, closed-end management investment company. The Fund invests substantially all of its investable assets in the Master Fund. The Master Fund also is a Delaware statutory trust registered under the 1940 Act and classified as a non-diversified, closed-end management investment company. The Master Fund has the same investment objective as the Fund, and allocates its assets among a number of Portfolio Funds, securities and other investments.

For convenience, references to the Fund may include the Master Fund as the context requires. Also, the Master Fund’s investments may be referred to as investments with Investment Managers or Portfolio Funds.

The Fund offers two separate classes of shares of beneficial interest (the “Shares”) designated as Class A (“Class A Shares”) and Class I (“Class I Shares”) to certain eligible individual and institutional investors. Only those “Eligible Shareholders” as set forth below may purchase Shares of the Fund. Class A Shares and Class I Shares are subject to different fees and expenses. All Shares issued prior to July 31, 2014 have been designated as Class I Shares in terms of rights accorded and expenses borne.

The investment adviser to the Fund and the Master Fund is Steben & Company, Inc. (“Steben” or the “Investment Manager”), a Maryland corporation founded in 1989. The Investment Manager is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Investment Advisers Act”), as well as a broker-dealer. The Investment Manager is also registered with the Commodities Futures Trading Commission (“CFTC”) as a commodity pool operator and a swap firm and is a member of the National Futures Association, although it does not act in such capacity with respect to the Fund or the Master Fund. Steben is a member of Financial Industry Regulatory Authority, Inc. (“FINRA”) and the National Futures Association. The address of the Fund, the Master Fund and the Investment Manager is 9711 Washingtonian Boulevard, Suite 400, Gaithersburg, MD 20878. Steben’s website is http://www.steben.com, and the telephone number is: 1.800.726.3400.

The Fund, through the Master Fund, is a specialized investment vehicle and is similar to an unregistered private investment fund in that (i) its underlying portfolio may be more aggressively managed than that of other registered investment companies, (ii) Shares will be sold in comparatively large minimum denominations to high net worth individual and institutional investors (“Shareholders”) and will be restricted as to transfer, and (iii) the Fund will pay, and Shareholders will bear, an asset-based investment management fee, and will be subject indirectly to asset-based fees and incentive allocations charged by the underlying investment funds in which the Fund may invest. The Fund and the Master Fund each intend to qualify and elect to be treated as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). See “The Fund and the Master Fund.”

Investment Objective	The Fund’s investment objective is to seek capital appreciation with low long-term correlation to traditional public equity and fixed income markets. There can be no assurance that the Fund will achieve its investment objective.

Investment Program	The Fund seeks to achieve its investment objective, through the Master Fund, principally by allocating its assets, directly or indirectly, among investment partnerships, managed funds, securities, swaps and other assets held in segregated accounts and other investment funds, which may include investment funds commonly referred to as “hedge funds” (collectively, “Portfolio Funds”). The Master Fund is operated as a “fund of funds” that

Steben Select Multi-Strategy Fund Prospectus	Page 1

provides a means for investors to participate investments in various Portfolio Funds.

Portfolio Fund Managers. Portfolio Funds are managed by third-party investment managers (“Portfolio Fund Managers”) that employ a variety of alternative investment strategies (“Portfolio Fund Strategies” or “Strategies”). The Portfolio Fund Strategies allow Portfolio Fund Managers to invest in or trade in a wide range of investments (including, but not limited to, U.S. and non-U.S. equities, fixed income securities, currencies, and physical commodities, as well as derivatives of the aforementioned investments, such as futures contracts, forward contracts, swaps and options). These Strategies also allow the Portfolio Fund Managers the flexibility to use leveraged or short-sale positions to take advantage of perceived inefficiencies across the global capital markets and are sometimes referred to as “alternative” strategies in contrast to more conventional long-only, limited-leverage investment programs. The Master Fund’s assets that are not allocated to Portfolio Funds may be held in cash, cash equivalents (including money market funds) or short-term interest-bearing investments.

Portfolio Fund Strategies Utilized by Portfolio Funds. Initially, the Master Fund is expected to invest in Portfolio Funds pursuing the following Portfolio Fund Strategies: (i) long/short equity, (ii) equity market neutral, (iii) global macro, and (iv) fixed income relative value. The Master Fund also may invest in Portfolio Funds that primarily pursue two or more of the Strategies listed above (“Multi-Strategy Portfolio Funds”). The Investment Manager generally expects to allocate the Master Fund’s assets among a variety of Portfolio Funds, seeking to gain exposure across various Portfolio Fund Strategies, but may focus the Master Fund’s investments in particular strategies in order to take advantage of perceived investment opportunities or based on its current market outlook. Under normal circumstances, the Investment Manager will seek to allocate the Master Fund’s assets such that investments in different Portfolio Funds, across various Portfolio Fund Strategies, are combined in a manner designed to achieve a balance between risk and return.

Long/Short Equity – Portfolio Fund Managers employing a long/short equity strategy seek to profit from stock selection, based primarily on fundamental or quantitative company analysis. Portfolio Fund Managers buy stocks they believe to be underpriced in the expectation that they will increase in value (called “going long”) and sell short stocks they believe to be overpriced in the expectation that they will decrease in value (called “going short”). A Portfolio Fund’s net market exposure (that is the value of the allocation to long positions minus that to short positions) may be net long (with a larger allocation to long than short positions), balanced or net short. Portfolio Fund Managers have the flexibility to set and adjust this net market exposure based on their preferred investment style, their bullishness or bearishness on the broad direction of equity indices, as well as the attractiveness of the investment opportunity set. It is common for long/short equity portfolios to be net long much of the time, but the size of this net long exposure will typically be lower than that of a traditional long-only equity fund. In cases where a Portfolio Fund Manager has a high degree of conviction in a long or short position, the Portfolio Fund’s allocation to that stock may be more concentrated than is typical in a traditional long-only equity fund. Portfolio Funds may have a broad global mandate (including developed and emerging markets), or they may specialize in stocks in a particular geographic area, industry, or market capitalization segment, including small- and micro-capitalization companies. Long/short equity strategy Portfolio Fund Managers can use leverage to amplify potential gains and losses.

Equity Market Neutral – Equity market-neutral strategies seek to profit from forecasting the relative performance of individual stocks against other comparable peer stocks, while taking little net market exposure. Portfolio Fund Managers typically use sophisticated quantitative trading models to implement their strategies. These Portfolio Fund Managers buy stocks that their models forecast will outperform peer stocks and sell short those that are expected to underperform. The accuracy of these model forecasts for any single given stock tends to be low, so Portfolio Fund Managers generally build diversified portfolios of hundreds of stocks or more in an attempt to improve the aggregate predictive success of the strategy. Portfolios Funds are constructed to be close to market-neutral either on a dollar basis (meaning the total value of long positions is roughly equal to the short

Steben Select Multi-Strategy Fund Prospectus	Page 2

positions) or on a beta basis (meaning the sensitivity of the long positions to a move in the broad stock index is roughly equal in size to the sensitivity of the short positions). This means that relative price movements among stocks, rather than movements in the broad stock market index, will usually drive strategy returns. Portfolio Fund Managers also may choose to balance evenly their long and short portfolio exposure to other risk or style factors such as market capitalization, geography and sector exposure. Significant leverage may be applied to increase potential gains and losses.

Global Macro – Global macro strategies seek to generate returns by identifying mispriced assets around the world, using macroeconomic analysis. These Portfolio Funds have a broad authority to invest long or short across geographies, including both developed and emerging markets, as well as across asset classes, including equities, fixed-income, credit, currencies, physical commodities and derivatives of all of these. Some Portfolio Fund Managers may however choose to participate in only a subset of these markets based on their experience and expertise. Portfolio Fund Managers may analyze economic data, fiscal and monetary policy, asset valuations, price trends and other factors in determining their investment view. Portfolio Fund positions can be “directional” or “relative value”. Directional trades involve long or short positions that seek to participate in the absolute rise or fall in prices of individual markets. In contrast, a relative value trade seeks to participate in the relative outperformance of one asset against another through a long position in one asset paired against a short position in another. Global macro strategies may use significant leverage, especially in relative value positions. Such leverage may not be financial leverage involving borrowed money, but rather may be economic leverage that is implicit in derivative instruments.

Fixed Income Relative Value – This strategy attempts to take advantage of pricing inefficiencies between similar or related fixed-income instruments. To execute this strategy, a Portfolio Fund Manager typically will invest in undervalued or higher-yielding fixed-income instruments, while seeking to hedge some types of risk, such as interest rate risk, with offsetting short positions in lower-yielding, fairly valued or overvalued instruments with similar characteristics. Mispricing in related fixed income instruments can arise for microeconomic reasons, such as an imbalance in supply and demand for certain issues, or for macroeconomic reasons, such as central bank policy. The Portfolio Fund has the potential to profit from a positive yield differential between a long position and its short hedge, as well as from any favorable price appreciation of the undervalued long position relative to the short position. The universe of fixed-income instruments is broad, is not limited to any range of maturity and, includes US and foreign sovereign debt securities, mortgage-backed securities, asset-backed securities, corporate credit as well as related derivatives in all of these sectors. Such securities may be investment grade, below investment grade (commonly referred to as “junk bonds”) and distressed. The use of derivatives such as swaps, futures and options is extensive. Significant leverage may be used to increase potential profits and losses.

Multi-Strategy Portfolio Funds – The Master Fund also may invest in Portfolio Funds that primarily pursue two or more of the Strategies listed above. Indeed, many Portfolio Funds will have exposure to more than one Portfolio Fund Strategy or may have characteristics of more than one Portfolio Fund Strategy. Accordingly, there is a wide degree of discretion in how a particular Portfolio Fund is categorized or in how its capital is allocated among Portfolio Fund Strategies in reports compiled by the Investment Manager. Decisions on how to most appropriately characterize a Portfolio Fund are made by the Investment Manager in its sole discretion.

Potential for Investment in Other Portfolio Fund Strategies. The Investment Manager may seek to identify and exploit new strategies and sub-strategies that it believes may generate attractive long-term risk-adjusted returns, and may invest in Portfolio Funds utilizing any number of Portfolio Fund Strategies, including, but not limited to, event-driven strategies, activist-investing strategies, convertible arbitrage and commodities strategies. The foregoing list of Portfolio Fund Strategies is not intended to be exhaustive and it is anticipated that the different types of strategies employed by Portfolio Fund Managers will evolve over time. The Investment Manager will implement and incorporate new Portfolio Fund Strategies and sub-strategies in a manner it deems

Steben Select Multi-Strategy Fund Prospectus	Page 3

advisable from time to time.

Tactical Investments and Derivatives. The Master Fund may from time to time take long or short positions directly in securities (other than securities of Portfolio Funds) or utilize options, futures, options on futures, swap contracts, or other derivatives or financial instruments. The Master Fund also may make investments in public investment vehicles (including registered investment companies, including exchange traded funds). The Master Fund believes that the ability to invest directly in these types of securities and utilize financial instruments provides the Investment Manager with greater investment flexibility and may allow the Investment Manager to enhance the Master Fund’s risk/return profile, hedge the Master Fund’s portfolio exposure and provide enhanced portfolio diversification than would otherwise be the case. The Investment Manager has complete discretion in determining whether, and to what extent, to engage in this tactical strategy. These investments are subject to the limitations imposed by the Investment Company Act, the rules thereunder, and any exemptive orders issued by the SEC on which the Master Fund may rely. The Master Fund currently has no intent to engage in short sales.

Short-Term Investments. The Master Fund may utilize short-term investments for cash management purposes such as to meet expenses, pending the investment of assets in Portfolio Funds, or to maintain the liquidity necessary to effect repurchases of Shares.

Temporary Defensive Investments. In response to adverse market, economic or political conditions, the Master Fund may invest temporarily in high quality fixed-income securities, money market instruments and money market funds or may hold cash or cash equivalents for temporary defensive purposes. The Fund may not meet its investment objective when taking a temporary defensive position.

Additional information regarding Portfolio Fund Strategies is set forth under “Investment Program.” There can be no assurance that the Fund’s investment objective will be achieved or that its portfolio design and strategies will be successful.

Investment Limits. The management of the Master Fund’s assets is subject to the Master Fund’s investment restrictions and those imposed by the Investment Company Act of 1940, as amended (“Investment Company Act”). See “Fundamental Policies” in the SAI. The Portfolio Funds, however, are not subject to the Master Fund’s investment restrictions or those imposed by the Investment Company Act and are generally subject to few investment limitations.

The Fund’s investment objective is non-fundamental and may be changed by the Board of Trustees (each member a “Trustee” and collectively, the “Board”) without the approval of Shareholders. Except as otherwise stated in this Prospectus and as set forth in the SAI, the Fund’s investment policies, strategies and restrictions are not fundamental and may be changed by the Board without the approval of the Shareholders.

Tax Code Compliance. The Fund and the Master Fund are registered investment companies under the Investment Company Act and intend to elect to qualify to be treated as RICs under the Code. To qualify as a RIC under the Code, the Fund and the Master Fund each must, among other things: (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies, and net income from interests in “qualified publicly traded partnerships” (as defined in the Code); and (ii) diversify its holdings so that, at the end of each quarter of each taxable year: (A) at least 50% of the market value of its assets is represented by cash, cash items, U.S. government securities, securities of other RICs, and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer; and (B) not more than 25% of the market value of the Fund’s total assets is invested in the securities (other than U.S. government securities and the securities of other RICs) of: (1) any one issuer; (2) any two or more issuers that the Fund controls and that are determined to be engaged in the same

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business or similar or related trades or businesses; or (3) any one or more “qualified publicly traded partnerships.” The Fund’s investment in the Master Fund is intended to satisfy these requirements because the Master Fund is a RIC.

Portfolio Fund Selection and Due Diligence Process

Portfolio Fund Selection. The Investment Manager identifies potential Portfolio Funds through a variety of sources.

Investment Analysis. The Portfolio Fund selection process is driven by both quantitative and qualitative analysis. For each prospective allocation to a new Portfolio Fund, the Investment Manager first conducts an evaluation of the Portfolio Fund Manager and its strategy, team, and approach through analysis of, among other criteria, its prior investment returns, portfolio exposures, current assets under management, and investment strategy outlook.

Operational and Business Risk Analysis. The Investment Manager also assesses a Portfolio Fund Manager’s ability to operate efficiently. The key components of this analysis include, but are not limited to, a review of key principals, organizational structure and terms of Portfolio Funds, mid/back office operations, valuation process, accounting practices, and internal controls and procedures, disaster recovery plan and anti-money laundering policies.

Strategic Asset Allocation. The Investment Manager generally expects to allocate the Master Fund’s assets among a variety of Portfolio Funds, seeking to gain exposure across multiple Portfolio Fund Strategies. Under normal circumstances, the Investment Manager will seek to allocate the Master Fund’s assets such that investments in different Portfolio Funds, across various Portfolio Fund Strategies, are combined in a manner designed to achieve a balance between risk and return. In addition, by constructing a portfolio that is comprised of a number of Portfolio Funds, across a broad range of Portfolio Fund Strategies, the Master Fund seeks to achieve its investment objective with lower long-term volatility than likely would be achieved if the Master Fund were to focus all, or a substantial portion, of its assets in any single Portfolio Fund Strategy. Nonetheless, the Fund and the Master Fund are classified as a “non-diversified” investment company within the meaning of the Investment Company Act.

Ongoing Monitoring. The Investment Manager monitors and manages the Master Fund’s portfolio on an ongoing basis. This monitoring includes the ongoing reassessment of Portfolio Fund Strategies and a Portfolio Fund Manager’s ongoing competence with those Portfolio Fund Strategies, including with respect to factors that may impact performance. No risk-management process is fail-safe, and no assurance can be given that the Investment Manager’s risk management process will achieve its objective.

The Investment Manager believes there are a number of potential reasons for reducing capital allocated to a Portfolio Fund. Some of these reasons may include: deficiencies in the investment strategy or internal controls of a Portfolio Fund Manager, identification of a better alternative, style drift, change in key personnel, change in investment strategy, significant change in the amount of assets under management, or a decline in performance.

The Investment Manager anticipates that the number and identity of Portfolio Funds and other investments will vary over time, at the Investment Manager’s discretion, as a result of allocations and reallocations among new and existing Portfolio Funds and the performance of each Portfolio Fund as compared to the performance of other Fund assets.

Potential Benefits of Investing in the Fund	By investing in the Fund, Shareholders have access to Portfolio Funds that are typically not available to the investing public or that otherwise may place stringent restrictions on the number and type of persons that may invest. Investing in the Fund also permits Shareholders to indirectly invest in a number of Portfolio Funds without incurring the high minimum investment requirements that Portfolio Funds typically impose on single investors. Portfolio Funds also may close to new investors from time to time. If the Master Fund has previously invested in a Portfolio Fund that has closed, new investors in the Master Fund would nevertheless be able to gain exposure to such Portfolio Fund by investing in the Fund.

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The Fund also may benefit from the exposure to a number of different investment strategies and investment styles. Investing in Portfolio Funds that employ different alternative investment strategies may reduce the volatility inherent in a direct investment in a single Portfolio Fund.

Borrowing and Use of Leverage by the Fund and the Master Fund	The Fund and Master Fund may borrow money to purchase portfolio securities and for portfolio management purposes. The Fund and the Master Fund also may borrow money to pay operating expenses, including, without limitation, investment management fees or to fund repurchases of Shares or facilitate distributions. Currently, it is not anticipated that the Fund or the Master Fund will engage in borrowing. The Investment Company Act requires that the Fund and the Master Fund satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the indebtedness is incurred. This means that the value of the Fund’s or the Master Fund’s total indebtedness may not exceed one-third of the value of its total assets, including the value of the assets purchased with the proceeds of its indebtedness. The Investment Company Act also provides that the Fund and the Master Fund may not declare distributions, or purchase its stock (including through repurchase offers) if, immediately after doing so, they do not meet this asset coverage requirement. Under the Investment Company Act, certain short-term borrowings (such as for the purpose of meeting repurchases, for bridge financing of investments in Portfolio Funds or for cash management purposes) if: (i) repaid within 60 days; (ii) not extended or renewed; and (iii) which are not in excess of 5% of the total assets of the Fund or the Master Fund, are not considered the use of investment leverage. In addition to borrowing money, the Fund and the Master Fund also may incur economic leverage via the use of derivatives and short sales. Borrowing restrictions generally do not apply to Portfolio Funds that are not registered under the Investment Company Act.

Selected Risk Factors

The following discussion of selected risk factors associated with an investment is intended to offer a summary of certain principal risks of investing in Fund Shares. Shareholders should review the broader discussion of Fund risks included in the “Risks and Types of Investments” section of this prospectus before making an investment in the Fund.

General Risks of Investing in the Fund

•     loss of capital of a Shareholder’s investment

•     Shares represent illiquid securities of an unlisted closed-end fund, are not listed on any securities exchange or traded in any other market, and are subject to substantial restrictions on transfer

•     although the Fund may offer to repurchase Shares on a quarterly basis or from time to time, no assurance can be given that repurchases will occur or that any Shares properly tendered will be repurchased by the Fund

•     Shares are not redeemable at a Shareholder’s option

•     the Master Fund may be limited in its ability to liquidate its holdings, particularly if a Portfolio Fund elects to suspend or limit withdrawal rights

•     the Investment Manager and Portfolio Fund Managers may face conflicts of interest

•     the Master Fund may incur leverage in connection with its investment activities, to satisfy repurchase requests and for other purposes, which may increase the Master Fund’s volatility

•     the Fund and the Master Fund are non-diversified funds and may allocate a higher percentage of their assets to the securities of any one issuer than if it were a diversified fund

Risks of Fund of Hedge Fund Structure

•     the Fund’s performance depends upon the performance of the Portfolio Funds and the Portfolio Fund Strategies they utilize, the adherence by Portfolio Fund Managers to such selected strategies, the instruments used by such Portfolio Fund Managers and the Investment Manager’s ability to select Portfolio Funds and strategies and effectively allocate Master Fund assets among them

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•     the Investment Manager’s ability to properly evaluate the relative success or failure of a Portfolio Fund by analyzing information from the relevant Portfolio Fund Manager and other sources may be limited due to a lack of transparency associated with Portfolio Fund Managers or strategies

•     Portfolio Fund Managers may employ investment strategies that differ from their past practices, are not fully disclosed to the Investment Manager, and/or that involve risks that are not anticipated by the Investment Manager, and the information given to the Investment Manager by a Portfolio Fund Manager may be fraudulent or inaccurate or incomplete

•     neither the Investment Manager nor the Board will be able to confirm independently the accuracy of valuations provided by Portfolio Fund Managers, and to the extent that any subsequently adjusted valuations or revisions to Portfolio Fund net asset values adversely affect the Fund’s and Master Fund’s own net asset value, a Shareholder’s interest in the Fund will be adversely affected

•     Although the Master Fund seeks to invest in Portfolio Funds that generally do not utilize “side pockets” (i.e., a sub-account established by a Portfolio Fund in which certain assets (which generally are illiquid or hard to value) are held and segregated from the other assets of the Portfolio Fund until a realization event occurs), Portfolio Funds may from time to time hold a portion of their assets in “side pockets”, which may further restrict the liquidity of the Master Fund’s investments in Portfolio Funds, and thus Shareholders’ investments in the Fund

•     because Portfolio Funds generally custody their assets with brokerage firms that do not separately segregate customer assets, the Fund could be more adversely affected if such a brokerage firm became bankrupt than would be the case if custody of Portfolio Fund assets were maintained in accordance with the requirements of the Investment Company Act

•     Shareholders will bear the fees and expenses: asset-based fees and expenses at the Fund level, which will include the Master Fund fees and expenses, and, at the Portfolio Fund level, asset-based fees, incentive allocations and additional fees and operating expenses, which may be substantial

•     Shareholders will have no right to receive information about the Portfolio Funds or Portfolio Fund Managers, and will have no recourse against the Portfolio Funds or their Portfolio Fund Managers as it relates to the investment by the Master Fund

•     a Shareholder who meets the conditions imposed by a Portfolio Fund Manager, including investment minimums and net worth requirements that may be considerably higher than the Fund’s stated minimums may be able to invest directly with the Portfolio Fund Manager and avoid the second layer of fees and expenses at the Fund level

•     investments in certain Portfolio Funds may be subject to lock-up periods or gates, during which the Master Fund may not withdraw its investment

•     the Fund, the Master Fund and the Portfolio Funds in which the Master Fund invests are subject to risks associated with legal and regulatory changes applicable to hedge funds and to financial institutions generally

•     the Investment Manager will need to obtain certain information from certain Portfolio Funds and/or structure the Master Fund’s investments in Portfolio Funds in such manner so as to assure qualification of the Fund and the Master Fund as RICs, and the Investment Manager may determine not to make certain investments that would adversely affect the Fund’s and the Master Fund’s ability to qualify as a RIC

•     the Master Fund may not be able to invest in certain Portfolio Funds that are oversubscribed or closed, or the Master Fund may be able to allocate a lesser amount of assets than it might otherwise allocate to a Portfolio Fund due to limitations imposed by such Portfolio Fund

•     the Master Fund may invest indirectly a substantial portion of its assets in Portfolio Funds that follow a particular type of investment strategy, which may significantly expose the Master Fund to the risks of that strategy

•     Fund and Master Fund assets will be priced in the absence of readily available market quotations and may be priced based on determinations of fair value

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       supplied by Portfolio Fund Managers, which may prove to be inaccurate

•     the Master Fund may not be able to vote on matters that require the approval of Portfolio Fund investors, including matters that could adversely affect the Master Fund’s investment in such Portfolio Fund

•     the Master Fund, upon its redemption of all or a portion of its interest in a Portfolio Fund, may receive an in-kind distribution of securities that are illiquid or difficult to value and/or dispose of

•     Portfolio Fund returns may exhibit greater correlations among each other or with fixed-income or equity indices than anticipated by the Investment Manager, particularly during times of general market turmoil

•     Portfolio Funds generally will not be registered as investment companies under the Investment Company Act

•     Portfolio Fund Managers may use proprietary investment strategies that are not fully disclosed to the Investment Manager, which may involve risks that are not anticipated by the Investment Manager

•     Portfolio Funds located outside of the U.S. or investing outside of the U.S. may be subject to withholding taxes in foreign jurisdictions, which may reduce the performance of the Fund

•     Portfolio Fund Managers may charge Portfolio Fund investors (such as the Fund) asset-based fees (generally, 0% to 3%) and incentive allocations or fees (generally, 20% to 35%) of a Portfolio Fund’s net profits, which may create incentives for Portfolio Fund Managers to make investments that are riskier or more speculative than in the absence of such fees

•     Portfolio Funds may invest their assets in securities for which trading activity may be dramatically impaired or cease at any time, such as collateralized debt obligations backed by mortgages, asset-backed commercial paper issued by structured investment vehicles and auction rate preferred shares, which may adversely affect the value of Portfolio Funds

•     For periods during which a particular Portfolio Fund performs well but the Master Fund’s overall portfolio does not, Portfolio Fund Managers may receive compensation for positive performance of the relevant Portfolio Fund, even if the Master Fund’s overall returns are negative

•     Portfolio Fund Managers make investment decisions independent of the Investment Manager and each other, which may result in the pursuit of opposing investment strategies or result in performance that correlates more closely with broader market performance

Trading and Investment Risks of Portfolio Funds

•     Portfolio Fund Managers may use derivatives for speculative or hedging purposes

•     Portfolio Fund Managers may change their investment strategies without providing notice to the Investment Manager

•     Portfolio Fund Managers or their Portfolio Funds may be newly organized and have limited operating histories upon which to evaluate their performance, and some Portfolio Fund Managers may not be registered under the Investment Advisers Act

•     Portfolio Funds may incur leverage for investment or other purposes, which may increase the volatility of the Portfolio Funds

•     Portfolio Fund Managers may invest the Portfolio Funds’ assets without limitation in restricted and illiquid securities

•     Portfolio Fund Managers may invest the Portfolio Funds’ assets in securities of non-U.S. issuers, including those in emerging markets, and the Master Fund’s assets may be invested in Portfolio Funds that may be denominated in non-U.S. currencies, thereby exposing the Fund to various risks that may not be applicable to U.S. securities

•     a Portfolio Fund Manager may focus on a particular country or geographic region, which may subject the Portfolio Fund, and thus the Fund and the Master Fund, to greater risk and volatility than if investments had been made in issuers in a broader range of geographic regions

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•     a Portfolio Fund Manager may focus on a particular industry or sector, which may subject the Portfolio Fund, and thus the Fund and the Master Fund, to greater risk and volatility than if investments had been made in issuers in a broader range of industries or sectors

•     a Portfolio Fund’s assets may be invested in a limited number of securities, which may subject the Portfolio Fund, and thus the Fund and the Master Fund, to greater risk and volatility than if investments had been made in a larger number of securities

•     Portfolio Fund Managers may sell short securities held by Portfolio Funds, which presents the theoretical risk of unlimited loss due to increases in the market price of the security sold short

•     Portfolio Fund Managers may invest Portfolio Fund assets in equity securities without limitation as to market capitalization, such as those issued by smaller capitalization companies, including micro cap companies, the prices of which may be subject to erratic market movements

•     Portfolio Fund Managers may invest Portfolio Fund assets in exchange traded funds which provide the Portfolio Fund with exposure to the underlying investments of that fund and are subject to the risks of such investments and the expenses imposed by the fund

No assurance can be given that the Fund’s and Master Fund’s investment programs will be successful. Accordingly, the Fund should be considered a speculative investment and an investment in the Fund entails substantial risks, and a prospective investor should invest in the Fund only if it can sustain a complete loss of its investment. An investment in the Fund should be viewed only as part of an overall investment program.

See “Risk Factors and Types of Investments.”

Board of Trustees	The Fund has a Board that has overall responsibility for monitoring and overseeing the Fund’s investment program and its management and operations. A majority of the Trustees are not “interested persons” (as defined by the Investment Company Act) of the Fund, the Master Fund or the Investment Manager (“Independent Trustees”). See “Management of the Fund.”

Investment Manager

Steben & Company, Inc., a Maryland corporation, serves as the Fund’s Investment Manager and will provide investment advisory services to the Fund. The Investment Manager also serves as investment adviser to the Master Fund pursuant to a separate investment management agreement. The Investment Manager is registered as an investment adviser under the Investment Advisers Act.

Subject to policies adopted by the Board and applicable law, the Investment Manager is responsible for the day-to-day management of the Fund and for the allocation of the Master Fund’s assets to various Portfolio Funds.

Steben’s Investment Committee oversees the investments of the Fund and the Master Fund. The Investment Committee is comprised of Kenneth E. Steben, John Dolfin and Basak Akiska. Mr. Dolfin has the primary investment responsibility for the Fund. Each investment in a Portfolio Fund is the culmination of the Investment Committee’s selection and due diligence process, which is based on evaluations of portfolio managers, a top-down assessment of opportunities across market sectors, and a bottom-up approach to portfolio construction, as well as operational due diligence reviews. See “Management of the Fund.”

The Offering	Shares may be purchased by Eligible Investors from the Fund or through advisers, brokers and dealers that have entered into selling agreements with [_____], who serves as the Fund’s distributor (“Distributor”). The Distributor enters into selling and/or servicing agreements with broker-dealers for the offer, sale and/or servicing of Fund Shares (“Selling Agents”), as well as through RIAs that have entered into an arrangement with the Distributor to offer Shares (collectively with Selling Agents, “Intermediaries”). Neither the Distributor nor any Selling Agents or RIAs are obligated to buy any Shares from the Fund. There is no minimum aggregate

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amount of Shares required to be purchased in the offering.

Shares are offered and may be purchased on a monthly basis or at such other times as may be determined by the Board. The Board may discontinue the Fund’s accepting purchase orders at any time.

Shares are offered at the then-current net asset value per Share as of the date on which the purchase order is accepted, subject to a maximum sales load of up to 3.00% applicable to Class A Shares. Selling Agents typically receive the sales load with respect to the Shares purchased by their investors. The Distributor does not receive any portion of the sales load. The Selling Agents may, in their sole discretion, reduce or waive the sales load. Shareholders should direct any questions regarding sales loads to the relevant Selling Agent.

Class I Shares are not subject to a sales load.

The Investment Manager also may pay from its own resources additional compensation to Intermediaries in connection with sale of Shares or servicing of Shareholders. These arrangements may result in receipt by the Intermediaries and their personnel (who themselves may receive all or a substantial part of the relevant payments) of compensation in excess of that which otherwise would have been paid in connection with their sale of shares or servicing of shareholders of a different investment fund. A prospective investor with questions regarding these arrangements may obtain additional detail by contacting his, her or its Intermediary directly. Prospective investors also should be aware that these payments could create incentives on the part of an Intermediary to view the Fund more favorably relative to investment funds not making payments of this nature or making smaller such payments. Such payments may be different for different Intermediaries.

Intermediaries may in addition charge a fee for their services in conjunction with an investment in the Fund and/or maintenance of investor accounts. Such a fee will be in addition to any fees charged or paid by the Fund and will reduce the amount of an investor’s investment in the Fund. The payment of any such fees, and their impact on a particular investor’s investment returns, would not be reflected in the returns of the Fund. Shareholders should direct any questions regarding such fees to the relevant Intermediary. See “Distribution and Service Fees” and “Purchasing Shares.”

Investor Suitability

An investment in the Fund involves substantial risks. It is possible that a Shareholder may lose some or all of the Shareholder’s investment and that the Fund may not achieve its investment objective. In addition, an investment in the Fund is not liquid and investors should provide for adequate liquidity outside of their investment in the Fund to meet their foreseeable liquidity needs. Also, Shares are subject to substantial restrictions on transfer. Before making an investment decision, a prospective investor and/or a prospective investor’s adviser should: (i) consider the suitability of this investment with respect to the prospective investor’s personal investment objectives and individual situation; and (ii) consider factors such as the prospective investor’s personal net worth, income, age, risk tolerance and liquidity needs. The Fund is not intended to be a complete investment program for investors. See “Risk Factors and Types of Investments.”

Short-term investors, prospective investors with immediate liquidity needs and investors who cannot bear the loss of some or all of their investment and/or the risks associated with a lack of liquidity should not invest in the Fund.

Eligible Shareholders	Shares will be sold only to persons who are “accredited investors,” as defined in Regulation D under the Securities Act of 1933, as amended (the “Securities Act”). These persons are referred to as Eligible Shareholders in this Prospectus and the eligibility requirements are set forth on Appendix A. The Fund also reserves the right to place additional limitations on investor eligibility in the discretion of the Board. See “Eligible Shareholders.”

Minimum Investment	The minimum initial investment in the Fund by an investor is $25,000, and the minimum subsequent investment in the Fund by an investor is $5,000. However, the Fund may waive these requirements in its sole discretion.

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Purchasing Shares

Purchases of Class A Shares or Class I Shares may be submitted to, and are received by, the Fund throughout any given month, but are accepted at the same time once per month. All purchases accepted by the Fund are accepted at the end of the month, and the net asset value of Class A Shares and Class I Shares is determined as of the close of business on the last calendar day of that month. Purchases accepted by the Fund become effective as of the opening of business on the first calendar day of the month (each such day, a “Purchase Date”) based on the previous month-end net asset value of the relevant class of Shares. It is expected that the net asset value of Class A Shares and Class I Shares will vary over time as a result of the differing fees and expenses applicable to different classes.

Each prospective investor must complete the investment documents, in which the investor must certify, among other things, that he or she is an “Eligible Investor” and meets other requirements for investment. In order for a purchase to be accepted, the Transfer Agent generally must receive the executed investment documents at least five Business Days before the date as of which Shares are to be issued.

However, in the Fund’s discretion, investment documents received after this deadline (but before the effective date of the Share purchase) may be accepted. For more information regarding minimum investments, see “Purchasing Shares.”

The Fund reserves the right to reject in whole or in part, in its sole discretion, any request to purchase Shares at any time. The Fund also reserves the right to suspend or terminate the availability for purchase of Shares at any time. Existing Shareholders who seek to purchase additional Shares are required to qualify as Eligible Shareholders and to complete additional application signature pages prior to the additional purchase. Additional information regarding the investment process is set forth under “Purchasing Shares.”

The full purchase amount is payable in federal funds, which must be received by the Fund not later than three Business Days before the effective date of the Share purchase. Shares will be issued at net asset value per share as of the effective date of the Share purchase. Notice of each Share transaction will be furnished to Shareholders (or their financial representatives) as soon as practicable but not later than seven days after the Fund’s net asset value is distributed and shareholder transactions are settled, together with information relevant for personal and tax records. The net asset value applicable to a purchase of Shares generally will be available within 30 days after the effective date of the Share purchase; at that time, the number of Shares based on that net asset value and each Shareholder’s purchase amount will be determined and credited to the Shareholder’s account. For more information regarding subsequent closings, see “Purchasing Shares.”

Distributions and Automatic Dividend Reinvestment Plan

The Fund pays dividends on the Shares at least annually in amounts representing substantially all of the net investment income and net capital gains, if any, earned each year. The Fund is not a suitable investment for any investor requiring dividend income.

Each Shareholder will automatically be a participant under the Fund’s Dividend Reinvestment Plan (“Dividend Reinvestment Plan”) and have all income dividends and/or capital gains distributions automatically reinvested in Shares. Election not to participate in the Dividend Reinvestment Plan and to receive all income dividends and/or capital gain distributions, if any, in cash may be made by notice to a Shareholder’s Intermediary (who should be directed to inform the Fund). See “Distributions.”

Closed-End Fund Structure and Limitations on Liquidity	The Fund and the Master Fund are organized as closed-end management investment companies. Closed-end funds differ from open-end management investment companies, commonly known as mutual funds, in that closed-end fund shareholders do not have the right to redeem their shares. In order to meet daily redemption requests, mutual funds are subject to more stringent liquidity requirements than closed-end funds. In particular, a mutual fund generally may not invest more than 15% of its assets in illiquid securities. However, private investment funds or hedge funds (actively managed portfolios of investments that use advanced investment strategies such as leveraged, long, short and derivative positions with the goal of generating high returns either in an absolute sense or relative to a market benchmark), such as the Portfolio Funds, are often illiquid. For this

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reason, the Fund and the Master Fund are organized as closed-end funds. See “Risk Factors and Types of Investments.”

The Portfolio Funds in which the Master Fund invests may have limitations on withdrawals, such as quarterly withdrawals with notice provisions or even more limited withdrawal rights. The Fund’s and the Master Fund’s portfolio is not subject to any minimum liquidity requirement imposed by the Investment Company Act. However, to manage the Master Fund’s liquidity and comply with the Code, the Investment Manager will cause the Master Fund to structure its portfolio such that the Master Fund meets the tests under the Code discussed above.

The Investment Manager will structure the Master Fund’s portfolio in a manner that the Investment Manager reasonably believes will enable the Fund and the Master Fund to make periodic repurchase offers for shares. However, this should not be construed by Shareholders or prospective investors to mean that the Fund or Master Fund provide investors with liquidity. The Shares will not be listed on any securities exchange and it is not anticipated that a secondary market for shares will develop. The Shares are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the Fund’s Declaration of Trust. Although the Fund expects to offer to repurchase shares from time to time, at the discretion of the Board, Shares will not be redeemable at a Shareholder’s option, nor will they be exchangeable for shares or interests of any other fund. As a result, an investor may not be able to sell or otherwise liquidate his, her or its Shares. The Shares are appropriate only for those investors who do not require a liquid investment and who are aware of the risks involved in investing in the Fund. To the extent that an investor requires that a portion of its investment portfolio provide liquidity, such portion should not be invested in the Fund.

See “Limitations on Liquidity,” “Repurchases of Shares” and “Transfers of Shares.”

Repurchase of Shares

Because the Fund is a closed-end fund, Shareholders do not have the right to require the Fund to repurchase any or all of their Shares. At the discretion of the Board and provided that it is in the best interests of the Fund and Shareholders to do so, the Fund intends to provide a limited degree of liquidity to the Shareholders by conducting repurchase offers generally quarterly, with a Valuation Date (as defined below) on or about March 31, June 30, September 30 and December 31 of each year. In each repurchase offer, the Fund may offer to repurchase its Shares at their NAV as determined as of approximately March 31, June 30, September 30 and December 31, of each year, as applicable (each, a “Valuation Date”).

Each repurchase offer ordinarily will be limited to the repurchase of approximately 25% of the Shares outstanding, but if the value of Shares tendered for repurchase exceeds the value the Fund intended to repurchase, the Fund may determine to repurchase less than the full number of Shares tendered. In such event, Shareholders will have their Shares repurchased on a pro rata basis, and tendering Shareholders will not have all of their tendered Shares repurchased by the Fund. Shareholders tendering Shares for repurchase will be asked to give written notice of their intent to do so by the date specified in the notice describing the terms of the applicable repurchase offer. The tender offer period will likely commence approximately 95 days prior to the date of repurchase by the Fund, with the Expiration Date (as defined below) typically being 65 to 70 days prior to the date of repurchase by the Fund.

The expiration date of the repurchase offer (the “Expiration Date”) will be a date set by the Board occurring no sooner than twenty (20) business days after the commencement date of the repurchase offer and at least ten (10) business days from the date that notice of an increase or decrease in the percentage of the securities being sought or consideration offered is first published, sent or given to Shareholders. The Expiration Date may be extended by the Board in its sole discretion. The Fund generally will not accept any repurchase request received by it or its designated agent after the Expiration Date.

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The Fund has the right to repurchase Shares of Shareholders if the Fund determines that the repurchase is in the best interest of the Fund or upon the occurrence of certain events specified in the Fund’s Declaration of Trust.

In determining whether the Fund should offer to repurchase Shares pursuant to repurchase requests, the Board may consider, among other things, the recommendation of the Investment Manager as well as a variety of other operational, business, legal and economic factors. The Investment Manager expects that it will recommend to the Board that the Fund offer to repurchase Shares with a Valuation Date quarterly on or about March 31, June 30, September 30 and December 31 of each year. The Board may, under certain circumstances, elect to postpone, suspend or terminate an offer to repurchase Shares.

Any Shareholder that tenders Shares to the Fund in a repurchase offer that has a Valuation Date within the first three quarters following the original issue date of the Shares will be subject to a repurchase fee at a rate of 2.00% of the aggregate net asset value of the Shareholder’s Shares repurchased by the Fund (an “early withdrawal fee”). For illustrative purposes, a Shareholder that acquires Shares on the first business day of April would not incur an early withdrawal fee for participating in a repurchase offer that has a Valuation Date of March 31 of the following year. Payment of the early withdrawal fee will be made by netting the fee against the repurchase proceeds. The early withdrawal fee will be retained by the Fund for the benefit of remaining Shareholders. If a Shareholder has made multiple purchases and tenders a portion of its Shares, the early withdrawal fee will be calculated on a first-in/first-out basis. If the aggregate Shares tendered by Shareholders in response to the Fund’s repurchase offer exceed the amount of the Fund’s repurchase offer, tendering Shareholders will generally participate on a pro rata basis.

A Shareholder who tenders some but not all of his, her or its Shares of the Fund for repurchase will be required to maintain a minimum account balance of $25,000 in the Fund. Such minimum account balance requirement may be waived by the Investment Manager, in its sole discretion. The Fund reserves the right to reduce the amount to be repurchased from a Shareholder so that the required account balance is maintained.

See “Repurchases of Shares” below for additional information about Share repurchases.

Transfer Restrictions	There is no market for Shares and none is expected to develop. With very limited exceptions, Shares are not transferable. If a Shareholder attempts to transfer shares in violation of the Fund’s transfer restrictions, the transfer will not be permitted and will be void. An investment in the Fund is therefore suitable only for investors that can bear the risks associated with the limited liquidity of shares and should be viewed as a long-term investment.

A Shareholder may assign, transfer, sell, encumber, pledge or otherwise dispose of its Shares in very limited circumstances. In connection with any request to transfer any Shares, the Fund may require the Shareholder requesting the transfer to obtain, at the Shareholder’s expense, an opinion of counsel selected by the Fund as to such matters as the Fund may reasonably request. Notice to the Fund of any proposed transfer must include evidence satisfactory to the Board or its delegate that the proposed transferee, at the time of transfer, meets any requirements imposed by the Fund with respect to investor eligibility and suitability.

Each transferring Shareholder and transferee may be charged reasonable expenses, including attorneys’ and accountants’ fees, incurred by the Fund in connection with the transfer. See “Transfer of Shares.”

Fees and Expenses	The Fund bears its own operating expenses (including, without limitation, offering costs), and a pro rata portion of the operating expenses of the Master Fund and indirectly its proportionate share of expenses of Portfolio Funds. In addition, each of Class A Shares and Class I Shares bears its pro rata portion of such operating expenses. Each of Class A Shares and Class I Shares also bears its applicable Distribution and Services Fees, as

Steben Select Multi-Strategy Fund Prospectus	Page 13

described below. A more detailed discussion of the Fund’s expenses can be found under “Fund Expenses.”

Investment Management Fee. In consideration of the advisory and other services provided by the Investment Manager, the Master Fund pays the Investment Manager a monthly investment management fee equal to 1.25% (on an annualized basis) of its month-end net asset value of outstanding Shares of the Master Fund determined as of the last calendar day of that month before giving effect to any purchases or repurchases of Shares or any distributions by the Fund (the “Management Fee”). The Management Fee is paid out of and reduces the Master Fund’s net assets. So long as the Fund invests substantially all of its investable assets in the Master Fund, the Fund will not directly pay the Investment Manager an investment management fee. See “Management Agreement” in the SAI.

Administration Fees.  U.S. Bancorp Fund Services, LLC, (“Administrator”), 615 East Michigan Street, Milwaukee, WI 53202, serves as the independent administrator of the Fund and the Master Fund. The Administrator performs certain administration, accounting, recordkeeping, and investor services for the Fund and the Master Fund. In consideration for these services, the Fund bears its share of the Administrator’s monthly administration fee, which is based on the month-end net assets of the Master Fund. In addition, the Administrator charges fees for legal, transfer agency, compliance, and certain other services, and is entitled to reimbursement of certain expenses.

Custodian.  U.S. Bank, N.A. (“Custodian”), 1555 N. Rivercenter Dr., MK-WI-S302, Milwaukee, WI 53212, serves as custodian for the Master Fund. Pursuant to a custodian agreement, the Custodian maintains custody of the Master Fund’s assets and is paid a fee for such services. The Custodian also charges for transaction related costs and is entitled to reimbursement of certain expenses.

Distribution and Service Fees. The Fund pays the Distributor or a designee a distribution and/or a service fee equal to 0.75% (on an annualized basis) of the Fund’s Class A Shares average month-end net assets, payable monthly in arrears (“Class A Distribution and Service Fee”). For the Class I Shares, the Fund pays the Distributor or a designee a distribution and/or a service fee equal to 0.25% (on an annualized basis) of the Fund’s Class I Shares average month-end net assets, payable monthly in arrears (“Class I Distribution and Service Fee” and together with the Class A Distribution and Service Fee, “Distribution and Service Fees”). The Distributor or designee may transfer or re-allow a portion of the Distribution and Service Fees to certain Intermediaries. The Investment Manager also may pay a fee out of its own resources to Intermediaries. See “Distribution and Service Fees.”

Operating Services Agreement. The Investment Manager has entered into an Operating Services Agreement with the Fund. Under this Operating Services Agreement, the Investment Manager, in exchange for an Operating Services Fee paid to the Investment Manager by the Fund, has contractually agreed to pay all of the Fund’s ordinary fund-wide expenses including the Fund’s organizational and offering expenses but not the following Fund expenses: the Management Fee, the Class A Distribution and Service Fees, Class I Distribution and Service Fees, borrowing costs, interest expenses, brokerage commissions and other transaction and investment-related costs, Portfolio Fund and Portfolio Fund Manager fees and expenses, taxes, litigation and indemnification expenses, judgments and other extraordinary expenses not incurred in the ordinary course of the Fund’s business (the “Operating Services Agreement”). This Operating Services Agreement may be terminated at any time by the Board. See “Fund Expenses.”

Distribution Fee. Pursuant to a Distribution Agreement between the Fund and the Distributor (the “Distribution Agreement”), the Distributor acts as the distributor of the Shares on a best efforts basis, subject to various conditions. Shares may be offered through Intermediaries that have entered into an arrangement with the Distributor. Neither the Distributor nor any Selling Agents or RIAs are obligated to buy any Shares from the Fund. There is no minimum aggregate amount of Shares required to be purchased in the offering. Distributor bears all of its expenses of providing distribution services as described under that agreement. The Fund assumes and pays all changes not

Steben Select Multi-Strategy Fund Prospectus	Page 14

specifically assumed or otherwise to be provided by the Distributor under the Distribution Agreement. The Fund pays, among other things: (i) all fees and expenses in connection with the registration of the Fund and the Shares under the U.S. Securities law and the registration and qualification of Shares for sale in various jurisdictions in which the Fund determines it advisable to qualify such Shares for sale; and (ii) the cost of preparing and printing of sufficient copies of the Fund's prospectus, SAI and any other sales material (and any supplements or amendments thereto).

Pursuant to a Distribution Services Agreement between the Investment Manager and the Distributor, the Investment Manager pays the Distributor certain fees for providing distribution services to the Fund and reimburses certain expenses incurred by the Distributor in connection with the offering of Shares. The maximum compensation payable to Distributor shall not exceed $225,000 over the three year offering period. The maximum reimbursed out-of-pocket expenses payable to Distributor shall not exceed $16,000 over the three year offering period. The Distributor shall be entitled to receive only its accountable out-of-pocket expenses actually incurred.

The maximum amount of all items of compensation payable to members of FINRA will not exceed 6.25% of the gross offering proceeds in accordance with NASD (The National Association of Securities Dealers, Inc., now known as FINRA) Rule 2830.

Wholesaling Fee. Steben is duly registered with the SEC as an investment adviser and broker-dealer. As a duly registered broker-dealer, Steben sponsors or will sponsor the FINRA registration of certain employees who will be marketing the Steben Select Multi-Strategy Fund (the “Registered Reps”) to financial intermediaries. The total compensation paid to the Registered Reps shall not exceed $2,282,000 over the three year offering period. Because Steben is duly registered, there is no contractual agreement that discloses the compensation terms.

Valuations	The Administrator generally values the Fund’s and the Master Fund’s assets as of the close of business on the last Business Day of each month, in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”) and procedures established by the Board. The Board may, however, in its sole discretion, elect to determine the Fund’s and the Master Fund’s net asset value at any other time. The Master Fund expects that, in most cases, the Master Fund will value its assets in accordance with valuations reported by the Portfolio Fund Managers, although the Master Fund will have discretion to use other valuation methods. The Administrator and the Investment Manager may not have the ability to assess the accuracy of valuations reported by Portfolio Fund Managers. Also, valuations will be reported to the Master Fund based on interim unaudited financial records of Portfolio Funds, and will be estimates subject to adjustment. See the section entitled “Calculation of Net Asset Value and Valuation” for more information.

Conflicts of Interest	The Investment Manager devotes to the Fund and the Master Fund as much time as is necessary or appropriate, in its judgment, to manage the Fund’s and the Master Fund activities. Investment activities by the Investment Manager may give rise to conflicts of interest. The Investment Manager also may engage in business activities unrelated to the Fund or the Master Fund that create conflicts of interest. See “Conflicts of Interest.”

Summary of Tax Matters

The Fund and the Master Fund intend to continue to qualify to be treated as RICs under Subchapter M of the Code. For each taxable year that a Fund so qualifies, the Fund is not subject to federal income tax on that part of its taxable income that it distributes to Shareholders. Taxable income consists generally of net investment income and any capital gains. The Fund will distribute substantially all of its net investment income and gains to Shareholders. These distributions generally will be taxable as ordinary income to the Shareholders. Shareholders not subject to tax on their income will not be required to pay tax on amounts distributed to them. The Fund will inform Shareholders of the amount and character of the distributions to Shareholders.

Subchapter M imposes strict requirements for the diversification of a RIC’s investments, the nature of a RIC’s income and a RIC’s distribution and timely reporting of income and gains. In order to satisfy these requirements, the Master Fund invest its assets in Portfolio

Steben Select Multi-Strategy Fund Prospectus	Page 15

Funds organized outside the United States that are treated as corporations for U.S. tax purposes and are expected to be classified as PFICs. Tax-exempt investors will generally not receive unrelated business taxable income (“UBTI”) as a result of an investment in the Fund. See “Tax Considerations.”

ERISA Plans and Other Tax-Exempt Entities	Shareholders subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other tax-exempt entities, including employee benefit plans, individual retirement accounts (each, an “IRA”), and 401(k) and Keogh Plans (collectively, “ERISA Plans”) may purchase Shares. Because the Fund is an investment company registered under the Investment Company Act, the underlying assets of the Fund will not be considered to be “plan assets” of an ERISA Plan investing in the Fund for purposes of ERISA’s fiduciary responsibility and prohibited transaction rules. Thus, the Investment Manager will not be a fiduciary within the meaning of ERISA with respect to the assets of any ERISA Plan that becomes a Shareholder, solely as a result of the ERISA Plan’s investment in the Fund. See “ERISA Considerations.”

Term	The Fund’s and the Master Fund’s terms are perpetual unless the Fund or the Master Fund are otherwise terminated under the terms of their Declarations of Trust.

Provisions of Tax Information to Shareholders and Reports to Shareholders	The Fund furnishes to Shareholders as soon as practicable after the end of each taxable year information on Form 1099 as is required by law to assist the Shareholders in preparing their tax returns. The Fund prepares, and transmits to Shareholders, an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the Investment Company Act. Such reports also contain the financial statements of the Master Fund. Shareholders also may be sent additional reports regarding the Fund’s operations each quarter, at the discretion of the Investment Manager. See “Reports to Shareholders.”

Fiscal Year	For accounting purposes, the fiscal year of the Fund and the Master Fund is the 12-month period ending each March 31.

Steben Select Multi-Strategy Fund Prospectus	Page 16

__________________________________SUMMARY OF FUND EXPENSES_________________________________

This table describes the combined fees and expenses that Shareholders in the Fund will incur (directly or indirectly) through the Fund’s investments in the Master Fund. The direct and indirect expenses associated with investing in a “fund of funds,” such as the investment program provided by the Fund, are generally higher than those of other types of funds that do not invest primarily in other investment funds. This is because of the expectation that Shareholders in the Fund will bear two layers of asset-based management fees (at the Master Fund level and the Portfolio Fund level), a single layer of incentive fees (at the Portfolio Fund level), and other expenses at the Fund/Master Fund level and the Portfolio Fund level. The Master Fund does not pay directly any incentive fees. Shareholders in the Fund will bear indirectly fees and expenses of the Portfolio Funds, which are reflected in the following table and the examples below. The Portfolio Fund fees are described below in the section “Risk Factors and Types of Investments.”

Shareholder Transaction Expenses:	Class A	Class I
Maximum Sales Load (as a percentage of the offering price)(1)	3.00%	None
Early Withdrawal Fee(2)	2.00%	2.00%
Annual Expenses (as a percentage of net assets of the Fund):
Management Fee(3)	1.25%	1.25%
Distribution and Service Fee(4)	0.75%	0.25%
Other Expenses (including Operating Services Fee)(5)	0.45%	0.45%
Acquired Fund (Portfolio Fund) Fees and Expenses(6)	[__]%	[__]%
Total Annual Expenses(7)	[__]%	[__]%

(1)	The Fund has engaged the Distributor to assist it in placing Shares in the Fund. The Distributor has entered into agreements with one or more Selling Agents. Selling Agents typically receive the sales load with respect to the Shares purchased by their Shareholders. The Distributor does not receive any portion of the sales load. Any such fee will be in addition to any fees charged or paid by the Fund and is not a Fund expense. Investments in Class A Shares are sold subject to a maximum sales load of up to 3.00%. The Selling Agents may, in their sole discretion, reduce or waive the sales load. Shareholders should direct any questions regarding sales loads to the relevant Selling Agent. The Investment Manager may pay a fee out of its own resources to Selling Agents. Selling Agents also may charge an investor a fee for their services in conjunction with an investment in the Fund and/or maintenance of investor accounts. Such a fee will be in addition to any fees charged or paid by the Fund and is not a Fund expense, and thus not reflected above. Shareholders should direct any questions regarding any such fees to the relevant Selling Agent. No sales load will be charged on purchases of Class I Shares.

(2)	Any Shareholder that sells Shares to the Fund in a repurchase offer that has a Valuation Date within the first three quarters following the original issue date of the Shares will be subject to an early withdrawal fee at a rate of 2.00% of the aggregate net asset value of the Shareholder’s Shares repurchased by the Fund. Payment of the early withdrawal fee will be made by netting the fee against the repurchase proceeds. The early withdrawal fee will be retained by the Fund for the benefit of remaining Shareholders. If a Shareholder has made multiple purchases and tenders a portion of its Shares, the early withdrawal fee will be calculated on a first-in/first-out basis. See “Repurchases of Shares” below for additional information about Share repurchases.

(3)	As a contractual matter, so long as the Fund invests substantially all of its investable assets in the Master Fund, the Fund will not directly pay the Investment Manager an investment management fee; however, the Fund’s Shareholders bear an indirect share of the Master Fund’s annualized investment management fee of 1.25%, through the Fund’s investment in the Master Fund. Thus, this line item reflects the Fund’s share of the Master Fund’s fee. If the Fund invested directly, it would pay the Investment Manager the investment management fee of 1.25% directly.

(4)	As discussed above, the Fund pays Class A Distribution and Service Fees and Class I Distribution and Service Fees on an annualized basis, calculated monthly, at a rate of 0.75% and 0.25% of the average month-end net assets of Class A Shares and Class I Shares, respectively. The Distributor may pay all or a portion of the Distribution and Service Fees to the Selling Agents that sell Shares of the Fund or provide investor services and/or administrative assistance to Shareholders. See “Distribution and Service Fees” below.

(5)	Other Expenses include operating expenses for the Fund and the Fund’s pro rata share of the operating expenses borne directly by the Master Fund. All Master Fund expenses are reflected in the table above. Pursuant to an Operating Services Agreement with the Fund, the Fund pays the Investment Manager 0.30% of the Fund’s monthly assets and the Investment Manager has contractually agreed to pay all of the Fund’s ordinary expenses including the Fund’s organizational and offering expenses but not the following Fund expenses: the Management Fee, the Distribution and Service Fees, borrowing costs, interest expenses, brokerage commissions and other transaction and investment-related costs, Portfolio Fund and Portfolio Fund Manager fees and expenses, taxes, litigation and indemnification expenses, judgments and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. The Master Fund has entered into a similar operating services agreement with the Investment Manager for 0.15% of the Master

Steben Select Multi-Strategy Fund Prospectus	Page 17

Fund’s monthly assets. These Operating Services Agreements may be terminated at any time by the Board.

(6)	Represents fees and expenses of the Portfolio Funds in which the Master Fund invested during the period ended March 31, 2016. It is based on the assets invested in each Portfolio Fund and the fees and expenses including incentive fees or allocations charged by each Portfolio Fund. The Portfolio Funds in which the Master Fund invests generally charge between 20% and 35% of net profits as an incentive fee or allocation. Amounts incurred by the Master Fund may be substantially higher or lower in the future because (i) the performance of the Portfolio Funds may fluctuate resulting in different incentive fees paid to Portfolio Fund Managers and (ii) the Master Fund may invest in different Portfolio Funds from time to time.

(7)	The “Total Annual Expenses” of the Fund disclosed above differs from the ratio of expenses to average net assets (Fund expense ratio) that is included in the Financial Highlights section of the financial statements in the Fund’s annual report. The financial statements that appear in the Fund’s Shareholder reports depict the Fund’s direct expenses and do not include in expenses the direct expenses of the Master Fund or the portion of Acquired Fund Fees and Expenses that represent costs incurred at the Portfolio Fund level, as required to be disclosed in the above table.

Example

The following Example assumes (i) a $1,000 investment in Class A Shares and Class I Shares for the time periods indicated, (ii) a 5.00% return each year and (iii) that the operating expenses of Class A Shares and Class I Shares remain the same.

Although actual costs may be higher or lower, based on the foregoing assumptions, a prospective Shareholder would pay the following expenses if the Shareholder subsequently tendered for repurchase its Shares in full at the end of those periods:

You would pay the following fees and expenses on a $1,000 investment in the Fund, assuming a 5% annual return:

CLASS	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Class A	$[__]	$[__]	$[__]	$[__]
Class I	$[__]	$[__]	$[__]	$[__]

The example is based on the anticipated fees and expenses incurred by the Fund as set forth above including the Acquired Fund Fees and Expenses, the Class A Distribution and Service Fee and Class I Distribution and Service Fee, and should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown. The rate of return of the Fund may be greater or less than the hypothetical 5% return used in the example. A greater rate of return than that used in the example would increase the dollar amount of the investment management and (in the case of Portfolio Funds) incentive fees borne directly (and indirectly) by the Master Fund.

The purpose of the table above is to assist prospective investors in understanding the various fees and expenses that Shareholders will bear directly or indirectly. For a more complete description of the various fees and expenses of the Fund, see “Management of the Fund,” “Fund Expenses,” “Distribution and Service Fees,” and “Repurchases of Shares.”

_____________________________________FINANCIAL HIGHLIGHTS______________________________________

The information contained in the table below sets forth selected information of the Fund. The financial information for each period is derived from the financial statements contained in the Fund’s annual report for the period ended March 31, 2016 (the “Annual Report”), which has been audited by [_______] (“_____”), whose report, along with the Fund’s and the Master Fund’s financial statements, are included in the Annual Report. The Fund’s Annual Report has been filed with the SEC and is available on the SEC’s website at www.sec.gov, and is also available on Steben’s website at http://www.steben.com and upon request by calling 1.800.726.3400. The Fund’s financial statements for the period ended March 31, 2016 are incorporated by reference into the Fund’s SAI, dated [____], 2016, which is available upon request.

Steben Select Multi-Strategy Fund Prospectus	Page 18

Steben Select Multi-Strategy Fund – Class A Shares

Financial Highlights

	Year Ended March 31, 2016		For the Period August 1, 2014 (Commencement of Operations) through March 31, 2015
PER SHARE OPERATING PERFORMANCE
Net Asset Value, beginning of period	$10.25		$10.00

Income (loss) from investment operations:
Net Investment Income	0.79	(1)	0.91	(1)
Net Realized and Unrealized Gain (Loss) on Investments	(0.68)		0.11
Total From Investment Operations	0.11		1.02
Less distributions:
From net investment income	(0.67)		(0.77)
Net Asset Value, end of period	$9.69		$10.25

TOTAL RETURN (2)	0.45%		10.63	% (3)

RATIOS/SUPPLEMENTAL DATA
Net Assets, end of period ($000's)	$1,528		$62
Portfolio Turnover	6.25	% (4)(5)	0.00	% (5)(6)
Ratio of Net Investment Income to Average Net Assets	8.01	% (7)	13.57	% (7)(8)
Ratio of Expenses to Average Net Assets*	1.05	% (7)(9)	1.05	% (7)(8)(9)

(1) Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.

(2) Based on net asset value, which does not reflect the sales charge.

(3) Not Annualized.

(4) Portfolio turnover represents the Master Fund's portfolio turnover for the year ended March 31, 2016.

(5) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(6) Portfolio turnover represents the Master Fund's portfolio turnover for the period from April 1, 2014 through March 31, 2015. The portfolio turnover for the period August 1, 2014 through March 31, 2015 was also 0.00%.

(7) Ratios are calculated by dividing the indicated amount by average net assets measured at the end of each month during the period.

(8) Annualized.

(9) The ratio of expenses to average net assets does not include expenses of the Master Fund. The gross expense ratio including all Master Fund expenses was 2.45% for the year ended March 31, 2016 and for the period August 1, 2014 (Commencement of Operations) through March 31, 2015.

* The Ratio of Expenses to Average Net Assets of the Fund above differs from the Fund's Total Annual Expenses that is included in the Table included in the Summary of Fund Expenses Section of the Fund's Prospectus. The Total Annual Expenses depict the Fund's direct and indirect expenses and include the direct expenses of the Master Fund and the portion of Acquired Fund Fees and Expenses that represent costs incurred at the Portfolio Fund level, as required to be discussed in that table.

Steben Select Multi-Strategy Fund Prospectus	Page 19

Steben Select Multi-Strategy Fund – Class I Shares

Financial Highlights

	Year Ended March 31, 2016		Year Ended March 31, 2015		For the Period January 2, 2014 (Commencement of Operations) through March 31, 2014
PER SHARE OPERATING PERFORMANCE
Net Asset Value, beginning of period	$10.70		$10.18		$10.00

Income (loss) from investment operations:
Net Investment Income (Loss)	0.83	(1)	0.95	(1)	(0.01	) (2)(3)
Net Realized and Unrealized Gain (Loss) on Investments	(0.66)		0.38		0.19
Total From Investment Operations	0.17		1.33		0.18
Less distributions:
From net investment income	(0.70)		(0.81)		-

Net Asset Value, end of period	$10.17		$10.70		$10.18

TOTAL RETURN	1.15%		13.47%		1.83	% (4)

RATIOS/SUPPLEMENTAL DATA
Net Assets, end of period ($000's)	$11,482		$2,954		$722
Portfolio Turnover	6.25	% (5)(6)	0.00	% (5)(6)	0.00	% (4)(7)
Ratio of Net Investment Income (Loss) to Average Net Assets	8.01	% (8)	9.05	% (8)	(0.55	)% (8)(9)
Ratio of Expenses to Average Net Assets*	0.55	% (8)(10)	0.55	% (8)(10)	0.55	% (8)(9)(10)

(1) Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.

(2) Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.

(3) Due to the timing of capital share transactions, the per share amount of income (loss) from investment operations varies from amounts shown in the statement of operations.

(4) Not Annualized.

(5) Portfolio turnover represents the Master Fund's portfolio turnover for the period.

(6) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(7) Portfolio turnover represents the Master Fund's portfolio turnover for the period from August 1, 2013 through March 31, 2014. The portfolio turnover for the period January 2, 2014 through March 31, 2014 was also 0.00%.

(8) Ratios are calculated by dividing the indicated amount by average net assets measured at the end of each month during the period.

(9) Annualized.

(10) The ratio of expenses to average net assets does not include expenses of the Master Fund. The gross expense ratio including all Master Fund expenses was 1.95% for the year ended March 31, 2016, for the year ended March 31, 2015 and for the period January 2, 2014 (Commencement of Operations) through March 31, 2014.

* The Ratio of Expenses to Average Net Assets of the Fund above differs from the Fund's Total Annual Expenses that is included in the Table included in the Summary of Fund Expenses Section of the Fund's Prospectus. The Total Annual Expenses depict the Fund's direct and indirect expenses and include the direct expenses of the Master Fund and the portion of Acquired Fund Fees and Expenses that represent costs incurred at the Portfolio Fund level, as required to be discussed in that table.

_________________________OVERVIEW OF THE FUND AND THE MASTER FUND_________________________

The Fund is a statutory trust formed under the laws of the State of Delaware on February 14, 2013. The Master Fund also is a Delaware statutory trust, formed on June 24, 2013. The Fund and the Master Fund are registered with the SEC

Steben Select Multi-Strategy Fund Prospectus	Page 20

under the Investment Company Act of 1940 (the “Investment Company Act”) as closed-end, non-diversified management investment companies.

The Fund invests substantially all of its investable assets in the Master Fund. The Master Fund has the same investment objective as the Fund, and allocates its assets among a number of Portfolio Funds, securities and other investments. The Master Fund is operated as a fund-of-funds. The Fund commenced investment operations on January 2, 2014. The principal offices of the Fund and the Master Fund are located at 9711 Washingtonian Boulevard, Suite 400, Gaithersburg, MD 20878.

In 2012, the CFTC amended certain regulations governing commodity pools that would require the Fund and the Master Fund to be deemed commodity pools operated by a commodity pool operator (“CPO”) registered under the Commodity Exchange Act (“CEA”) and to be subject to additional regulatory and compliance burdens. However, the Investment Manager has claimed no-action relief from CFTC registration available to funds-of-funds with respect to its operation of the Fund and the Master Fund. As a result of such claim, the Investment Manager will not be required to act as a registered CPO with respect to the Fund or the Master Fund, if at all, until six months after the CFTC issues new guidance with respect to the CFTC registration obligations of CPOs of funds-of-funds.

As described below, the Master Fund is structured as a “fund-of-funds” that seeks to provide attractive risk-adjusted returns over full market cycles with less volatility than the broad equity markets. The Fund provides Shareholders with access to a portfolio of underlying private investment vehicles managed by third-party investment professionals who employ a variety of investment strategies. In addition, the Master Fund may make direct investments in securities and may utilize derivatives and other financial instruments. The assets of the Master Fund will be actively managed and an investment in the Master Fund will be subject to an asset-based fee payable to the Investment Manager. Unlike many private investment funds, the Fund and the Master Fund have registered as investment companies under the Investment Company Act and the Fund has registered the offering of its shares under the Securities Act so as to be able to offer and sell shares without limiting the number of Eligible Shareholders who may purchase shares. Currently, only Eligible Shareholders are eligible to invest in shares of the Fund.

Past Performance. Appendix B contains performance information for the Master Fund since its commencement of operations as an investment company registered under the 1940 Act, adjusted for the estimated expenses of the Fund. Prospective investors should carefully read the disclosure, including notes, that accompanies the investment performance data and charts in the Appendix. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE INVESTMENT RESULTS.

_________________________________________FUND STRUCTURE_________________________________________

The Fund, through the Master Fund, is a specialized investment vehicle that combines many of the features of an investment fund not registered under the Investment Company Act, often referred to as a “private investment fund” or “hedge fund,” with those of a registered closed-end investment company. Private investment funds are commingled asset pools that are often aggressively managed and that offer their securities privately without registration under the Securities Act in large minimum denominations (often at least $1 million) to a limited number of high net worth individual and institutional investors. The general partners or managers of these funds, which are typically structured as limited partnerships, are usually compensated through asset-based fees and performance-based compensation. By contrast, registered closed-end investment companies, such as the Fund, are typically organized as corporations, business trusts, limited partnerships or limited liability companies. These registered investment companies generally impose relatively modest minimum investment requirements and publicly offer their shares to a broad range of investors. The advisers to registered closed-end investment companies are typically compensated through asset-based (but often not performance-based) fees.

The Fund also is similar to a private investment fund in that its shares will be sold solely to eligible investors, but differs from a typical private investment fund principally in that it (1) publicly offers its Shares and will permit investments in relatively modest minimum denominations; (2) is required to limit its use of leverage under the Investment Company Act; (3) intends to be treated as a RIC under Subchapter M of the Code, allowing it to deliver Form 1099 tax reports (as opposed to Schedule K-1s) to its investors annually; (4) may engage in periodic quarterly tender offers, if authorized by the Fund’s Board, which will allow investors to have limited liquidity; and (5) does not directly charge Shareholders performance-based fees. The structure of the Fund is designed to permit investors that have a higher tolerance for investment risk to participate in an investment program that includes various traditional and non-traditional investment strategies without making the more substantial minimum capital commitment that is required by many private investment funds. In addition, unlike many private investment funds, the Fund, as a registered closed-end investment company, can offer its shares without limiting the number of its investors.

Steben Select Multi-Strategy Fund Prospectus	Page 21

_________________________________________USE OF PROCEEDS________________________________________

The Investment Manager invests the proceeds of the Fund’s public offering that are invested in the Master Fund in accordance with the Fund’s investment objective and strategies as soon as practicable after receipt but, in no event, under normal market conditions, later than three months following receipt. There are a number of factors that might cause a delay in the investment of Fund proceeds, including but not limited to, a lack of or a limited number of attractive investment opportunities and delays of the closing dates of Portfolio Funds to which the Master Fund has subscribed or plans to subscribe. Significant delays that hinder the ability of the Investment Manager to invest the Fund’s assets could have an adverse effect on the Fund’s performance.

Pending the investment of the proceeds of any offering in Portfolio Funds pursuant to the Fund’s investment objective and principal strategies, the Master Fund may invest a portion of the proceeds of the offering, which may be a substantial portion, in short-term, high quality debt securities, money market securities, cash or cash equivalents. In addition, the Master Fund may maintain a portion of the proceeds in cash to meet operational needs. The Master Fund also may invest in securities and use derivatives, and make direct investments to obtain market exposure or to hedge the Master Fund’s portfolio exposure during these and other periods. No assurance can be given that the Master Fund will do so or, if it does, that it will do so successfully. The Fund and the Master Fund may be prevented from achieving their objectives during any time in which the Master Fund’s assets are not substantially invested in accordance with its principal investment strategies.

______________________________________INVESTMENT OBJECTIVE____________________________________

The Fund’s investment objective is to seek capital appreciation with low long-term correlation to traditional public equity and fixed income markets. There can be no assurance that the Fund will achieve its investment objective, be able to structure its investments as anticipated, or that its returns will be positive over any period of time. The Fund is not intended as a complete investment program for investors.

The Fund invests substantially all of its investable assets in the securities of the Master Fund, through which the Fund pursues its investment objective. Although substantially all of the Fund’s investments are made through the Master Fund, this Prospectus generally refers to the Fund’s investments as if they were made directly by the Fund, in order to make the Fund’s and Master Fund’s investment programs easier to understand. Accordingly, references in this Prospectus to the Fund’s activities actually describe the Master Fund’s activities, unless the context requires otherwise.

The Fund’s investment objective is non-fundamental and may be changed by the Board without the approval of Shareholders. Except as otherwise stated in this Prospectus and as set forth in the SAI, the Fund’s investment policies, strategies and restrictions are not fundamental and may be changed by the Board without the approval of the Shareholders.

_____________________________________INVESTMENT PROGRAM____________________________________

The Fund, through the Master Fund, is a “fund-of-funds” and seeks to achieve its investment objective primarily by allocating the Master Fund assets among investments in Portfolio Funds that are managed by unaffiliated Portfolio Fund Managers that employ a broad range of Portfolio Fund Strategies. In structuring a portfolio that is comprised of a number of Portfolio Funds, the Investment Manager seeks to achieve the desired returns with lower volatility than likely would be achieved by investing with a single Portfolio Fund. It is expected that Portfolio Funds in which the Master Fund will invest have the flexibility to use leveraged or short-sale positions to take advantage of perceived inefficiencies across the global capital markets.

Initially, the Master Fund is expected to invest in Portfolio Funds pursuing the following Portfolio Fund Strategies: (i) long/short equity, (ii) quantitative equity market neutral, (iii) global macro, and (iv) fixed income relative value. The Master Fund may also invest in multi-strategy Portfolio Funds, which primarily pursue two or more Strategies, including those listed above. The Investment Manager generally expects to allocate the Master Fund’s assets among a variety of Portfolio Funds, seeking to gain exposure across various Portfolio Fund Strategies, but may concentrate the Fund’s investments in particular strategies in order to take advantage of perceived investment opportunities or based on its current market outlook. The Investment Manager will seek to manage the Master Fund so that its long-term volatility is not significantly higher than that of the broad equity markets.

Many Portfolio Funds will have exposure to more than one Portfolio Fund Strategy or may have characteristics of more than one Portfolio Fund Strategy. Accordingly, there is a wide degree of discretion in how a particular Portfolio Fund is categorized or in how its capital is allocated among Portfolio Fund Strategies in reports compiled by the Investment Manager. Decisions on how to most appropriately characterize a Portfolio Fund are made by the Investment Manager in its sole discretion.

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Portfolio Fund Strategies

Long/Short Equity. Portfolio Funds employing a long/short equity strategy seek to profit from stock selection, based primarily on fundamental or quantitative company analysis. Such Portfolio Fund Managers buy stocks they believe to be underpriced in the expectation that they will increase in value (called “going long”) and sell short stocks they believe to be overpriced in the expectation that they will decrease in value (called “going short”). A Portfolio Fund’s net market exposure (that is the value of the allocation to long positions minus that to short positions) may be net long (with a larger allocation to long than short positions), balanced or net short. Portfolio Fund Managers have the flexibility to set and adjust this net market exposure based on their preferred investment style, their bullishness or bearishness on the broad direction of equity indices, as well as the attractiveness of investment opportunity set. It is common for long/short equity portfolios to be net long much of the time, but the size of this net long exposure will typically be lower than that of a traditional long-only equity fund. In cases where a Portfolio Fund Manager has a high degree of conviction in a long or short position, the Portfolio Fund’s allocation to that stock may be more concentrated than is typical in a traditional long-only equity fund. Portfolio Funds may have a broad global mandate (including developed and emerging markets), or they may specialize in stocks in a particular geographic area, industry, or market capitalization segment. Portfolio Fund Managers can use leverage to amplify potential gains and losses.

Long/short equity Portfolio Fund Managers select stocks based on a research process that typically includes a bottom-up examination of the factors affecting individual companies, as well as a top-down analysis of the macroeconomic trends affecting a market or industry. Portfolio Fund Managers make use of publicly available company and industry data, broker research, company visits, industry conferences, third-party consultants, and their own expert knowledge in making investment decisions. Fundamental changes at companies and equity market inefficiencies can create mispricing, which a Portfolio Fund Manager may exploit by buying undervalued companies and selling short overvalued ones, with the goal of capturing excess returns as any perceived mispricing narrows. In addition to going long or short equities, Portfolio Fund Managers can use equity derivatives, such as options and swaps, to implement their investment views. Some long or short positions function as hedges to reduce market risk or other types of risk in the overall Portfolio Fund. For example, short positions in equity index exchange traded funds or index futures, as well as purchases of index put options, may be used as hedges to reduce the net market exposure of a Portfolio Fund.

Equity Market-Neutral. Equity market-neutral strategies seek to profit from forecasting the relative performance of individual stocks against other comparable peer stocks, while taking little net market exposure. Portfolio Fund Managers typically use sophisticated quantitative trading models to implement their strategies. They buy stocks that their models forecast will outperform peer stocks and sell short those that are expected to underperform. The accuracy of these model forecasts for any single given stock tends to be low, so Portfolio Fund Managers generally build diversified portfolios of hundreds of stocks or more in an attempt to improve the aggregate predictive success of the strategy. Portfolio Funds are constructed to be close to market-neutral either on a dollar basis (meaning the total value of long positions is roughly equal to the short positions) or on a beta basis (meaning the sensitivity of the long positions to a move in the broad stock index is roughly equal in size to the sensitivity of the short positions). This means that relative price movements among stocks, rather than movements in the broad stock market index, will usually drive strategy returns. Portfolio Fund Managers also may choose to balance evenly their long and short portfolio exposure to other risk or style factors such as market capitalization, geography and sector exposure. Significant leverage may be applied to increase potential gains and losses.

There are two main types of equity market neutral strategy, which are differentiated by the inputs used in their relative return forecasting models and by the average holding period of positions.

(i)	Factor-based equity market-neutral strategies use both fundamental and price-based data in their relative return forecasts. Predictive factors may include valuation ratios, earnings surprises, earnings momentum, price momentum, as well as other variables, which are often proprietary to the manager. The average holding period for long and short positions typically will range from a week to a year. Portfolio Fund Managers put effort into researching new predictive variables as well as monitoring existing ones for potential removal if their forecasting power degrades.

(ii)	Statistical arbitrage strategies use primarily short term price-based data in their relative return forecasts. Often these predictive models are based on short-term mean reversion, as well as other price patterns. With a mean reversion system, as an example, a Portfolio Fund Manager would buy stocks that have recently underperformed their peers and sell short stocks which have recently outperformed peers, on the thesis that this relative outperformance or underperformance is temporary, driven by over-reaction to news or by one or more large investors in the market swaying prices with their large buy or sell orders. The expectation in this case is that stock prices would soon revert to their equilibrium levels relative to peer stocks. The holding period on these trades is typically one week or less, and in some cases positions may be held less than a day.

Global Macro. Global macro strategies seek to generate returns by identifying mispriced assets around the world, using macroeconomic analysis. These Portfolio Funds have a broad authority to invest long or short across geographies,

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including both developed and emerging markets, as well as across asset classes, including equities, fixed-income, credit, currencies, physical commodities and derivatives of all of these. Some Portfolio Fund Managers may however choose to participate in only a subset of these markets based on their experience and expertise. Portfolio Fund Managers may analyze economic data, fiscal and monetary policy, asset valuations, price trends and other factors in determining their investment view. Portfolio Fund positions can be “directional” or “relative value”. Directional trades involve long or short positions that seek to participate in the absolute rise or fall in prices of individual markets. For example, a short position in gold futures would profit from an absolute decline in gold prices. In contrast, a relative value trade seeks to participate in the relative outperformance of one asset against another through a long position in one asset paired against a short position in another. For example, a long position in 10-Year US Treasury Notes and a short position in 10-Year Japanese Government Bonds would profit from the relative outperformance of US against Japanese bonds. Global macro strategies may use significant leverage, especially in relative value positions. Such leverage may not be financial leverage involving borrowed money, but rather may be economic leverage that is implicit in derivative instruments.

There are two broad types of global macro strategies, discretionary and systematic.

(i)	Discretionary global macro strategies involve Portfolio Fund Managers making subjective decisions to allocate capital to the most attractive long or short investment opportunities around the world, based on their interpretation of macroeconomic data. Portfolio Funds could have a single key investment person who manages the whole portfolio or they could be structured to have multiple investment personnel each managing a portion of the Portfolio Fund and each focusing on a region or asset class in which they have expertise. Discretionary global macro strategies typically make heavy use of derivatives such as options to help manage their risk and return profile. Discretionary global macro portfolios may occasionally be concentrated in a small number of investment themes.

(ii)	Systematic global macro strategies use sophisticated quantitative models to forecast the absolute or relative performance of global markets. Inputs into these models may include fundamental economic data or technical price signals. Trading is typically diversified across many countries and multiple asset classes. These strategies may generate directional or relative value trades.

Fixed-Income Relative Value. These strategies attempt to take advantage of pricing inefficiencies between similar or related fixed-income instruments. To execute this strategy, a Portfolio Fund Manager typically will invest in undervalued or higher yielding fixed-income instruments, while seeking to hedge some types of risk, such as interest rate risk, with offsetting short positions in lower yielding, fairly valued or overvalued instruments with similar characteristics. Mispricing in related fixed-income instruments can arise for microeconomic reasons, such as an imbalance in supply and demand for certain issues, or for macroeconomic reasons, such as central bank policy. The Portfolio Fund has the potential to profit from a positive yield differential between a long position and its short hedge, as well as from any favorable price appreciation of the undervalued long position relative to the short position. The universe of fixed-income instruments is broad, is not limited to any range of maturity and includes US and foreign sovereign debt securities, mortgage-backed securities, asset-backed securities, corporate credit as well as related derivatives in all of these sectors. Such securities may be investment grade, below investment grade (commonly referred to as “junk bonds”) and distressed. The use of derivatives such as swaps, futures and options is extensive. Significant leverage may be used to increase potential profits and losses.

In fixed income relative value trades, not all risks are typically hedged out. There may be differences between long and short positions in their liquidity, credit risk, duration risk, pre-payment risk or other factors, which can lead to losses in unfavorable market environments for those types of risk. There can be no assurance that hedging techniques employed by Portfolio Fund Managers will be successful in avoiding losses. Leverage is typically higher for more tightly hedged trade constructions with little credit risk, such as those involving US government debt and derivatives. Leverage is usually lower for trades with more unhedged risks, such as credit risk.

Multi-Strategy Portfolio Funds – The Master Fund also may invest in Portfolio Funds that primarily pursue two or more of the Strategies listed above. Indeed, many Portfolio Funds will have exposure to more than one Portfolio Fund Strategy or may have characteristics of more than one Portfolio Fund Strategy. Accordingly, there is a wide degree of discretion in how a particular Portfolio Fund is categorized or in how its capital is allocated among Portfolio Fund Strategies in reports compiled by the Investment Manager. Decisions on how to most appropriately characterize a Portfolio Fund are made by the Investment Manager in its sole discretion.

Potential for Investment in Other Portfolio Fund Strategies. The Investment Manager may seek to identify and exploit new strategies and sub-strategies that it believes may generate attractive long-term risk-adjusted returns, and may invest in Portfolio Funds utilizing any number of Portfolio Fund Strategies, including, but not limited to, event-driven strategies, activist-investing strategies and commodities strategies. The foregoing list of Portfolio Fund Strategies is not intended to be exhaustive and it is anticipated that the different types of strategies employed by Portfolio Fund Managers will evolve over time. The Investment Manager will implement and incorporate new Portfolio Fund Strategies and sub-strategies in a manner it deems advisable from time to time.

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Overview of the Investment Process

Portfolio Fund Manager Selection and Review. The Investment Manager will identify potential Portfolio Fund Managers through a variety of sources. Specific sources for new managers include: Industry contacts, referrals from Portfolio Fund Managers, third-party databases, direct solicitations by Portfolio Fund Managers and third-party marketing firms, introductions from prime brokers and industry conferences.

The Investment Manager receives information from a large number of Portfolio Funds each year. The Investment Manager meets with a diversified cross-section of these Portfolio Funds each year, but allocates assets to only a fraction of them. The Investment Manager continually looks to add to the pool of eligible Portfolio Funds that meet the Investment Manager’s due diligence requirements. This allows the Investment Manager to better rank and compare fund peers, which helps to facilitate the replacement of under-performing Portfolio Fund Managers as well as to identify attractive alternatives and new strategies.

Investment Analysis. The Portfolio Fund Manager selection process is driven by both quantitative and qualitative analysis. For each prospective allocation to a new Portfolio Fund Manager, the Investment Manager will first conduct an evaluation of the Portfolio Fund Manager and its strategy, team, and approach through analysis of, among other criteria, its prior investment returns, portfolio exposures, current assets under management, and investment strategy outlook.

Operational and Business Risk Analysis. The Investment Manager also assesses a Portfolio Fund Manager’s ability to operate efficiently. The key components of this analysis include, but are not limited to, a review of key principals, organizational structure and terms of Portfolio Funds, mid/back office operations, valuation process, accounting practices, and internal controls and procedures, disaster recovery plan and anti-money laundering policies.

The Investment Manager allocates assets among Portfolio Funds that, in its view, represent attractive investment opportunities in relation to the Fund’s and the Master Fund’s investment objective. The Investment Manager, however, will consider rebalancing the portfolio periodically to maintain what it considers to be the appropriate mix of trading styles and investment strategies given its prevailing market views. There is no guarantee that any given Portfolio Fund will accept additional allocations of capital at the time the Investment Manager wishes to make such an additional allocation or at any time thereafter. Furthermore, any Portfolio Fund may return capital in whole or in part without the Master Fund’s consent (as a result of the Portfolio Fund’s liquidation or other compulsory redemption).

Ongoing Monitoring. The Investment Manager will monitor and manage the Master Fund’s portfolio on an ongoing basis. This monitoring includes the ongoing reassessment of Portfolio Fund Strategies and a Portfolio Fund Manager’s competence with those Portfolio Fund Strategies, including with respect to factors that may impact performance. The Investment Manager will perform periodic quantitative monitoring (that may include monitoring returns, exposures and correlations) and qualitative monitoring (that may include face-to-face meetings or conference calls, reviews of organizational changes and strategy consistency) of the Portfolio Fund Managers using information available to it. Successful implementation of these and other risk management techniques are intended to enable the Investment Manager to identify potential deficiencies in the investment strategies and internal controls of a Portfolio Fund Manager and may lead to a reduction in the capital allocated to, or the withdrawal of its investment in, the Portfolio Fund. No risk-management process is fail-safe, and no assurance can be given that the Investment Manager’s risk management process will achieve its objective. From time to time, the Investment Manager may modify or change its risk management system.

The Investment Manager believes there are a number of potential reasons for reducing capital allocated to a Portfolio Fund. Some of these reasons may include: deficiencies in the investment strategy or internal controls of a Portfolio Fund Manager, identification of a better alternative, style drift, change in key personnel, change in investment strategy, significant change in the amount of assets under management, or a decline in performance. The Investment Manager rebalances the portfolio and terminates Portfolio Fund Managers at its own discretion. Because the Investment Manager regularly reviews new investment opportunities, capital withdrawn from the management of one Portfolio Fund is generally reallocated to other Portfolio Funds. The Investment Manager’s ability to withdraw money from Portfolio Funds to rebalance the portfolio, however, may be limited by the terms of Portfolio Funds in which the Master Fund invests (e.g., limited withdrawal rights, gates and suspension rights imposed by the Portfolio Fund Manager).

The Investment Manager anticipates that the number and identity of Portfolio Funds and other investments will vary over time, at the Investment Manager’s discretion, as a result of allocations and reallocations among new and existing Portfolio Funds and the performance of each Portfolio Fund as compared to the performance of other Master Fund assets. In addition, to avoid potential adverse regulatory consequences, the Master Fund may need to hold its interest in a Portfolio Fund in non-voting form or limit its voting rights to a certain percentage. The Investment Manager may determine that, under certain circumstances, waivers may be appropriate and in the best interests of the Fund where the benefits to the Fund arising from waivers (in the form of the ability to make additional or larger investments) would outweigh any associated costs (in the form of loss of potential rights). For more information regarding the potential adverse consequences to the Master Fund due to the waiver of voting rights, see “Risk Factors and Types of Investments” section of this Prospectus.

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The Investment Manager currently anticipates that the Master Fund will invest in Portfolio Funds directly. The Investment Manager may, however, determine to structure Master Fund investments in Portfolio Funds indirectly, including without limitation through derivative instruments or other structured transactions. If the Master Fund seeks indirect exposure to Portfolio Funds, the Master Fund generally will enter into a contract with a counterparty, where the counterparty agrees to provide the Master Fund with a payment based on the return of a Portfolio Fund in exchange for a fee or other payment by the Master Fund.

The Master Fund may invest in securities and utilize financial instruments, including, but not limited to, short sales for hedging purposes in order to: (i) protect against possible changes in the market value of portfolio positions resulting from fluctuations in the securities markets, (ii) reduce exposure to a single issuer, (iii) protect the unrealized gains in the value of portfolio positions, (iv) facilitate the sale of any such investments, (v) enhance or preserve returns, spreads or gains on any investment in a portfolio, (vi) hedge the interest rate or currency exchange rate on any liabilities or assets, (vii) protect against any increase in the price of any securities which purchase is anticipated at a later date or (viii) for any other reason that the Investment Manager deems appropriate.

Strategic Asset Allocation

The Investment Manager generally expects to allocate the Master Fund’s assets among a variety of Portfolio Funds, seeking to gain exposure across multiple Portfolio Fund Strategies. Under normal circumstances, the Investment Manager will seek to allocate the Master Fund’s assets such that investments in different Portfolio Funds, across various Portfolio Fund Strategies, are combined in a manner designed to achieve a balance between risk and return. In addition, by constructing a portfolio that is comprised of a number of Portfolio Funds, across a broad range of Portfolio Fund Strategies, the Master Fund seeks to achieve its investment objective with lower long-term volatility than likely would be achieved if the Master Fund were to focus all, or a substantial portion, of its assets in any single Portfolio Fund Strategy. Nonetheless, the Master Fund is classified as a “non-diversified” investment company within the meaning of the Investment Company Act.

Tactical Investments and Derivatives

The Master Fund may from time to time take long or short positions directly in securities (other than securities of Portfolio Funds) or utilize options, futures, options on futures, swap contracts, or other derivatives or financial instruments. The Master Fund also may make investments in public investment vehicles (including registered investment companies and ETFs). The Master Fund believes that the ability to invest directly in these types of securities and utilize financial instruments provides the Investment Manager with greater investment flexibility and may allow the Investment Manager to enhance the Master Fund’s risk/return profile, hedge the Master Fund’s portfolio exposure and provide enhanced portfolio diversification than would otherwise be the case. The Investment Manager has complete discretion in determining whether, and to what extent, to engage in this tactical strategy. These investments are subject to the limitations imposed by the Investment Company Act, the rules thereunder, and any exemptive orders issued by the SEC on which the Master Fund may rely. The Master Fund currently has no intent to engage in short sales.

Short-Term Investments

The Master Fund may utilize short-term investments for cash management purposes such as to meet expenses, pending the investment of assets in Portfolio Funds, or to maintain the liquidity necessary to effect repurchases of Shares. Short-term investments are short-term debt obligations and other similar securities and may include (i) securities issued or guaranteed as to interest and principal by the U.S. Government or one of its agencies or instrumentalities; (ii) debt obligations of U.S. banks, savings associations, insurance companies and mortgage bankers; (iii) commercial paper and other short-term obligations of corporations, partnerships, trusts and similar entities; (iv) repurchase agreements; and (v) other investment companies that invest principally in money market instruments. Money market instruments include longer-term bonds that have variable interest rates, demand features or other special features that give them the financial characteristics of short-term debt. The Master Fund also may hold cash and cash equivalents and may invest in participation interests in the money market securities mentioned above without limitation. To the extent the Master Fund makes these short-term investments, the allocation of the Master Fund’s assets to the Portfolio Funds will be reduced.

Temporary Defensive Positions

In response to adverse market, economic or political conditions, the Master Fund may invest temporarily in high quality fixed-income securities, money market instruments and money market funds or may hold cash or cash equivalents for temporary defensive purposes. The Fund may not meet its investment objective when taking a temporary defensive position.

Additional Information Regarding the Fund’s Investment Strategy

There can be no assurance that the investment strategies employed by the Portfolio Fund Managers or the Investment Manager will be successful or result in the investment objective of the Fund being achieved. In addition, the

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investment strategies utilized by the Fund are subject to certain limitations as a result of its registration under the Investment Company Act and its intention to be treated as a RIC under Subchapter M of the Code. See “Tax Considerations.”

___________BORROWING AND USE OF LEVERAGE BY THE FUND AND THE MASTER FUND_____________

The Master and the Fund are authorized to borrow money for investment purposes. The use of borrowings for investment purposes is known as “leverage” and involves a high degree of risk. Currently, it is not anticipated that the Fund or the Master Fund will engage in borrowings. The Master Fund and the Fund, however, reserve the right to borrow for investment purposes in the future when deemed appropriate by the Investment Manager. To the extent permitted by law, the Fund or the Master Fund also may borrow for cash management purposes, including to meet repurchase requests, to satisfy distribution requirements, for temporary or emergency purposes, to make investments in Portfolio Funds pending the receipt of monies from anticipated purchases of Fund shares, or any withdrawal of Master Fund assets from a Portfolio Fund.

The ability of the Fund and the Master Fund to borrow money is subject to various restrictions imposed by the Investment Company Act. These limits do not apply to the Portfolio Funds (except for Portfolio Funds that are registered under the Investment Company Act, if any), and therefore the Fund’s and the Master Fund’s portfolio may be exposed to the risk of the highly leveraged investment programs of certain Portfolio Funds. The Investment Company Act requires that the Fund and the Master Fund satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the indebtedness is incurred. This means that the value of the Fund’s and the Master Fund’s total indebtedness may not exceed one-third of the value of its total assets, including the value of the assets purchased with the proceeds of its respective indebtedness. The Investment Company Act also provides that the Fund or the Master Fund may not declare distributions, or purchase its stock (including through repurchase offers) if, immediately after doing so, it does not meet this asset coverage requirement. Under the Investment Company Act, certain short-term borrowings (such as for the purpose of meeting repurchases, for bridge financing of investments in Portfolio Funds or for cash management purposes) if: (i) repaid within 60 days; (ii) not extended or renewed; and (iii) which are not in excess of 5% of the total assets of the Fund or the Master Fund, are not considered the use of investment leverage. In addition to borrowing money, the Fund and the Master Fund also may incur economic leverage via the use of derivatives and short sales. Borrowing restrictions generally do not apply to Portfolio Funds that are not registered under the Investment Company Act.

Some or all of the Portfolio Funds may make margin purchases of securities and, in connection with these purchases, borrow money from brokers and banks (i.e., through credit facilities, lines of credit, or other margin or borrowing arrangements) for investment purposes. Trading equity securities on margin involves an initial cash requirement representing at least a percentage of the underlying security’s value. Borrowings to purchase equity securities typically will be secured by the pledge of those securities. The financing of securities purchases may also be effected through reverse repurchase agreements with banks, brokers and other financial institutions. Leverage will increase investment return if a Portfolio Fund earns a greater return on the investments purchased with borrowed funds than it pays for the use of those funds.

____________________________RISK FACTORS AND TYPES OF INVESTMENTS___________________________

General Risks of Investing in the Fund

Investment Risk

All securities investments risk the loss of capital. The value of the Fund’s total net assets should be expected to fluctuate. To the extent that the Master Fund’s portfolio (which, for this purpose, generally means the aggregate securities positions held by the Portfolio Fund Managers) is significantly invested in securities of a single issuer or issuers in a single sector, the risk of any investment decision is increased. The Master Fund’s or a Portfolio Fund’s use of leverage is likely to cause the Master Fund’s average net assets to appreciate or depreciate at a greater rate than if leverage were not used.

An investment in the Fund and the Master Fund involves a high degree of risk, including the risk that the Shareholder’s entire investment may be lost. No assurance can be given that the Fund’s or the Master Fund’s investment objective will be achieved. The Fund’s performance primarily depends upon the performance of the Master Fund, which in turn primarily depends upon the performance of the Investment Manager’s selection of Portfolio Funds, the allocation of offering proceeds thereto and the performance of the Portfolio Funds. The Portfolio Funds’ investment activities involve the use of strategies and investment techniques with significant risk characteristics, including risks arising from volatility in the global equity, fixed-income, currency, commodities and real estate markets, the risks of short sales, the risks of leverage, the potential illiquidity of securities and derivative instruments, the risk of loss from counterparty defaults and the risk of borrowing to meet withdrawal requests. Although the Portfolio Fund Manager will attempt to moderate these risks, no assurance can be given that (i) the Fund’s, the Master Fund’s or the Portfolio Funds’ investment programs, investment strategies and investment decisions will be successful; (ii) the Fund, the Master Fund or the Portfolio Funds will achieve their

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return expectations; (iii) the Fund, the Master Fund or the Portfolio Funds will achieve any return of capital invested; or (iv) Shareholders will not suffer losses from an investment in the Fund.

The Fund’s, the Master Fund’s and the Portfolio Funds’ investment programs may use various investment techniques that involve substantial volatility, including margin transactions, option transactions, short sales and forward and futures contracts. These practices can, in certain circumstances, substantially increase the adverse impact to which the Fund, the Master Fund and/or the Portfolio Funds may be subject. All investments made by the Master Fund and the Portfolio Funds risk the loss of capital. The Master Fund’s and the Portfolio Funds’ results may vary substantially over time.

The value of the Fund’s total net assets may be expected to fluctuate in response to fluctuations in the value of the Portfolio Funds. Discussed below are investments that may be made by Portfolio Funds, and the principal risks that the Investment Manager and the Master Fund believe are associated with those investments. These risks will, in turn, affect the Fund. Additionally, in response to adverse market, economic or political conditions, the Master Fund may invest temporarily in high quality fixed-income securities, money market instruments and affiliated or unaffiliated money market funds or may hold cash or cash equivalents for temporary defensive purposes or otherwise to meet expenses or repurchases. In addition, the Master Fund may make these types of investments pending the investment of assets in Portfolio Funds or to maintain the liquidity necessary to effect repurchases of Shares or make necessary distributions. When the Master Fund takes a defensive position or otherwise makes these types of investments, it may not achieve its investment objective.

Limitations on Transfer; Shares Not Listed; No Market for Shares

Shareholders are not permitted to transfer their Shares without the Board’s consent. The transferability of Shares is subject to certain restrictions contained in the Declaration of Trust and is affected by restrictions imposed under applicable securities laws. Shares are not traded on any securities exchange or other market. No market currently exists for Shares, and none is expected to develop. The Shares are, therefore, not readily marketable. Although the Investment Manager expects to recommend to the Board that, after its first full fiscal quarter, the Fund offer to repurchase a portion of the Shares quarterly, no assurances can be given that the Fund will do so. Consequently, Shares should only be acquired by Shareholders able to commit their funds for an indefinite period of time.

Closed-end Fund; Liquidity Risks

The Fund and the Master Fund are non-diversified, closed-end management investment companies designed primarily for long-term investors and is not intended to be a trading vehicle. An investor should not invest in the Fund if the investor needs a liquid investment. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis (or otherwise) at a price based on net asset value. Shares in the Fund will not be traded on any securities exchange or other market and are subject to substantial restrictions on transfer.

Repurchase Risks

To provide liquidity to Shareholders, the Fund may, from time to time, offer to repurchase Shares pursuant to written tenders by Shareholders. Repurchases will be made at such times, in such amounts and on such terms as may be determined by the Board, in its sole discretion. With respect to any future repurchase offer, Shareholders tendering Shares for repurchase must do so by the Valuation Date as specified in the notice describing the terms of the repurchase offer, which will generally be approximately 65 to 70 days prior to the date that the Shares to be repurchased are valued by the Fund. Shareholders that elect to tender any Shares for repurchase will not know the price at which such Shares will be repurchased until the Fund’s net asset value as of the Valuation Date is able to be determined.

Payment for repurchased Shares of the Fund may require the Master Fund to liquidate its investments in Portfolio Funds earlier than the Investment Manager would otherwise liquidate these holdings. The Master Fund may be subject to initial lock-up periods or gates on certain Portfolio Funds beginning at the time of the Master Fund’s initial investment in a Portfolio Fund. During this period, the Master Fund will not be permitted to withdraw its investment. In addition, some Portfolio Funds may, from time to time, suspend completely or restrict withdrawal rights for an indefinite period of time in response to market unrest or other adverse conditions. During such times, the Master Fund may be limited in its ability to liquidate its holdings in such Portfolio Funds to meet repurchase requests. Furthermore, if the Master Fund seeks to liquidate its investment in a Portfolio Fund that maintains a “side pocket,” the Master Fund may not be able to fully liquidate its investment without delay, and such delay could be substantial. Accordingly, the Fund may tender for fewer Shares than

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Shareholders may wish to sell, resulting in the proration of Investor repurchases, or the Fund may need to suspend or postpone repurchase offers if it is not able to dispose of its interests in Portfolio Funds in a timely manner. See “Repurchases of Shares.”

Substantial requests for the Fund to repurchase Shares could require the Master Fund to liquidate certain of its investments more rapidly than otherwise desirable for the purpose of raising cash to fund the repurchases. This could have a material adverse effect on the value of the Shares. In addition, substantial repurchases of Shares may decrease the Fund’s total assets and accordingly may increase its expenses as a percentage of average net assets. If a repurchase offer is oversubscribed by Shareholders who tender Shares, the Fund may repurchase a pro rata portion of the Shares tendered.

Master/Feeder Structure

The Master Fund may accept investments from other investors (including other feeder funds), in addition to the Fund. Because each feeder fund can set its own transaction minimums, feeder-specific expenses, and other conditions, one feeder fund could offer access to the Master Fund on more attractive terms, or could experience better performance, than another feeder fund. Smaller feeder funds may be harmed by the actions of larger feeder funds. For example, investors in a larger feeder fund will have more voting power than the Fund over the operations of the Master Fund. If investors of other feeder funds tender for a significant portion of their shares in a repurchase offer, the assets of the Master Fund will decrease. This could cause the Fund’s expense ratio to increase to the extent that subsequent investments in the Master Fund do not offset the cash outflows. In addition, a single large investor, or investors, in a feeder fund may be able to exercise similar influence on the Master Fund, and indirectly affect the Fund, by actions relating to the feeder in which such an investor(s) invests. This risk may be higher during a period in which the Fund does not have significant assets or has less assets relative to another feeder fund, such as upon commencement of operations of the Fund.

Fund Borrowing

The Fund and the Master may borrow money in connection with its investment activities — i.e., the Fund and the Master Fund may utilize leverage. The Fund may also borrow money to satisfy repurchase requests from Shareholders and to otherwise provide the Fund with temporary liquidity. The Fund and the Master Fund may borrow money through a credit facility to manage timing issues in connection with the acquisition of its investments, such as providing the Fund and the Master Fund with temporary liquidity to acquire investments in Portfolio Funds in advance of the Master Fund’s receipt of redemption proceeds from another Portfolio Fund. The Fund and the Master Fund may be required to maintain minimum average balances in connection with its borrowings or to pay a commitment or other fee to maintain a line of credit. Either of these requirements would increase the cost of borrowing over the stated interest rate. In addition, a lender may terminate or not renew any credit facility into which the Fund or the Master Fund has entered. If the Fund or Master Fund is unable to access additional credit, the Master Fund may be forced to redeem investments in Portfolio Funds at inopportune times, which may further depress the Fund’s returns. The Investment Company Act requires a registered investment company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the indebtedness is incurred. This means that the value of the Fund’s total indebtedness may not exceed one-third of the value of its total assets, including the value of the assets purchased with the proceeds of its indebtedness. Further, the credit facility or lender may impose conditions on the Fund’s portfolio that could impact how the Fund’s assets are managed.

Cybersecurity Risk

Intentional cybersecurity breaches include: unauthorized access to systems, networks, or devices (such as through “hacking” activity); infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. In addition, unintentional incidents can occur, such as the inadvertent release of confidential information (possibly resulting in the violation of applicable privacy laws).

A cybersecurity breach could result in the loss or theft of customer data or funds, the inability to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs. Such incidents could cause the Fund, the Adviser, or other service providers to incur regulatory penalties, reputational damage, additional compliance costs, or financial loss. In addition, such incidents could affect issuers in which the Fund invests, and thereby cause the Fund’s investments to lose value.

General Economic and Market Events Risk

Events in the financial sector historically have resulted, and may result from time to time, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, but are not limited to: bankruptcies, corporate restructurings, and other events related to the sub-prime mortgage crisis in 2008; financial distress in the U.S. auto industry; credit and liquidity issues involving certain money market mutual funds; governmental efforts to limit short selling and high frequency trading; measures to address U.S. federal and state budget deficits, debt crises in the Eurozone; S&P’s downgrade of U.S. long-term sovereign debt; economic stimulus by the Japanese central bank; declines in oil prices; and dramatic changes in currency exchange rates. Global economies and financial markets are becoming increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region. Both domestic and foreign equity markets have experienced increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected, and it is uncertain when these conditions will recur. Banks and financial services companies could suffer losses if interest rates were to rise or economic conditions deteriorate.

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Political turmoil within the United States and abroad may also impact the Fund. Although the U.S. government has honored its credit obligations, it remains possible that the United States could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the United States would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the Fund’s investments. Similarly, political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of many Fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. Further, certain municipalities of the United States and its territories are financially strained and may face the possibility of default on their debt obligations, which could directly or indirectly detract from the Fund’s performance. Uncertainties surrounding the sovereign debt of a number of European Union (EU) countries and the viability of the EU have disrupted and may in the future disrupt markets in the United States and around the world. If one or more countries leave the EU or the EU dissolves, the world’s securities markets likely will be significantly disrupted. Political and military events, including the military crises in Ukraine and the Middle East, and nationalist unrest in Europe, also may cause market disruptions.

Legal and Regulatory Risks

The financial services industry generally, and the activities of private investment funds and their managers in particular, have been subject to intense and increasing regulatory scrutiny. Such scrutiny may increase the Fund’s, the Master Fund’s, the Investment Manager’s, the Portfolio Fund Managers’ or the Portfolio Funds’ exposure to potential liabilities and to legal, compliance and other related costs. Increased regulatory oversight also can impose administrative burdens on the Investment Manager and/or the Portfolio Fund Managers, including, without limitation, responding to investigations and implementing new policies and procedures. Such burdens may divert the Investment Manager’s and/or the Portfolio Fund Managers’ time, attention and resources from portfolio management activities. In addition, it is anticipated that, in the normal course of business, the Investment Manager’s and/or the Portfolio Fund Managers’ officers will have contact with governmental authorities, and/or be subjected to responding to questionnaires or examinations. The Fund, the Master Fund and/or the Portfolio Funds also may be subject to regulatory inquiries concerning its positions and trading.

Recent legal and regulatory changes, and additional legal and regulatory changes that could occur during the term of the Fund and the Master Fund, may substantially affect securities and over-the-counter derivatives markets and such changes may adversely impact the performance of the Fund and the Master Fund. The regulation of the U.S. and non-U.S. securities and futures markets and investment funds has undergone substantial change in recent years and such change may continue. On July 21, 2010, the President signed into law major financial services reform legislation in the form of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”). The Dodd-Frank Act, among other things, grants regulatory authorities, such as the CFTC and SEC, broad rulemaking authority to implement various provisions of the Dodd-Frank Act, including comprehensive regulation of the over-the-counter derivatives and swaps markets. It is unclear how these regulators will exercise these revised and expanded powers and whether they will undertake rulemaking, supervisory or enforcement actions that would adversely affect the Fund, the Master Fund or investments made by the Master Fund. Possible regulatory actions taken under these revised and expanded powers may include actions related to financial consumer protection, proprietary trading and derivatives. There can be no assurance that future regulatory actions authorized by the Dodd-Frank Act will not significantly impact investments and/or operations of the Fund and the Master Fund. The implementation of the Dodd-Frank Act could adversely affect the Fund and the Master Fund by increasing transaction and/or regulatory compliance costs. In addition, greater regulatory scrutiny may increase the Fund’s and the Investment Manager’s exposure to potential liabilities. Increased regulatory oversight can also impose administrative burdens on the Fund, the Master Fund and the Portfolio Funds, including, without limitation, responding to examinations or investigations and implementing new policies and procedures.

The Dodd-Frank Act requires most over-the-counter derivatives to be executed on a regulated market and cleared through a central counterparty, which may result in increased margin requirements and costs for the Fund and Master Fund. Further, the CFTC has rescinded certain exemptions from registration requirements under the CEA that have been previously available to investment advisers registered under the Advisers Act. In the event that the Master Fund’s investments in derivative instruments regulated under the CEA, including futures, swaps and options on futures, exceeds certain de minimis thresholds, the Master Fund and the Fund may become subject to regulation under the CEA, and the Investment Manager may be required to operate the Fund and Master Fund as commodity pools in the Investment Manager’s capacity as a registered CPO unless the Investment Manager can rely on an alternative exemption from registration or no-action relief made available by the CFTC staff. In the event the Investment Manager is required to act in its capacity as a registered CPO, it will become subject to additional recordkeeping and reporting requirements with respect to the Fund and the Master Fund, which may increase the Fund’s and Master Fund’s expenses.

Increased Regulatory Oversight of the Fund and the Master Fund by the CFTC

The Investment Manager has claimed no-action relief from CFTC registration available to funds-of-funds with respect to its operation of the Fund and the Master Fund. As a result of such claim, the Investment Manager will not be required to act as a registered CPO with respect to the Fund or the Master Fund, if at all, until six months after the CFTC issues new guidance with respect to the CFTC registration obligations of CPOs of funds-of-funds. At such time that the CFTC issues such guidance, the Fund and the Master Fund may, pursuant to the new guidance, be exempt or be required to register, which would impose additional regulatory and compliance burdens on the Investment Manager with respect to the Fund and the Master Fund. If the Investment Manager must act as a registered CPO with respect to the Fund and the Master Fund, it will be required to file certain reports with the CFTC and deliver financial and related reports to the Shareholders of the Fund, and to comply with additional regulatory obligations imposed by the CFTC related to recordkeeping, marketing, supervision, and other aspects of operating the Fund and the Master Fund. Compliance with the CFTC’s new regulatory requirements could increase Master Fund expenses, adversely affecting the Master Fund’s, and thus the Fund’s, total return. Other potentially adverse regulatory initiatives could also develop.

Non-Diversified Status

The Fund and the Master Fund are “non-diversified” investment companies for purposes of the Investment Company Act, which means that it is not subject to percentage limitations under the Investment Company Act on Fund assets that may be invested in the securities of any one issuer. As a result, the net asset value of the Fund and the Master Fund may be subject to greater volatility than that of a diversified investment company.

Risks of Fund of Hedge Funds Structure

Investment Approach

The Portfolio Funds generally are exempt from registration as investment companies under the Investment Company Act. The Master Fund, as an investor in these Portfolio Funds, and, indirectly Shareholders, do not have the benefit of the protections afforded by the Investment Company Act to investors in registered investment companies. In addition, the Portfolio Fund Managers may not be registered as investment advisers under the Investment Advisers Act.

Although the Investment Manager periodically receives information from the Portfolio Funds regarding their investment performance and investment strategies, the Investment Manager may have little or no means of independently verifying this information. A Portfolio Fund may use proprietary investment strategies that are not fully disclosed to the Investment Manager, and such strategies may involve risks that are not anticipated by the Investment Manager. Portfolio Fund Managers may change their investment strategies (i.e., may experience style drift) at any time. In addition, the Master Fund and the Investment Manager have no control over the Portfolio Funds’ investment management, brokerage, custodial arrangements or operations, and must rely on the experience and competency of each Portfolio Fund Manager in these areas. The performance of the Fund and the Master Fund depends in part on the ability of the Investment Manager to select for investment, and monitor, Portfolio Funds, and in part on the success of the Portfolio Funds themselves.

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Investment decisions of the Portfolio Funds are made by the Portfolio Fund Managers independently of each other so that, at any particular time, one Portfolio Fund may be purchasing shares in an issuer that at the same time are being sold by another Portfolio Fund. Transactions of this sort could result in the Master Fund’s directly or indirectly incurring certain transaction costs without accomplishing any net investment result. Because the Master Fund may make additional investments in or withdrawals from Portfolio Funds only at certain times due to restrictions imposed by the Portfolio Funds, the Master Fund may, from time to time, have to invest some of its assets temporarily in money market securities, money market funds, or other similar types of investments.

Portfolio Fund Operations Not Transparent

The Investment Manager will not be able to control the investments or operations of the Portfolio Funds. Portfolio Fund Managers may employ investment strategies that differ from their past practices, are not fully disclosed to the Investment Manager, and/or involve risks that are not anticipated by the Investment Manager. Notwithstanding the Investment Manager seeking to monitor the risks relating to the Portfolio Fund Managers and the Portfolio Funds, there is no guarantee that the information given to the Investment Manager will not be fraudulent or inaccurate or incomplete.

Valuation

Certain securities and other financial instruments in which the Portfolio Funds invest may not have readily ascertainable market prices and will be valued by the Portfolio Fund Managers. Such valuations generally will be conclusive with respect to the Master Fund, even though a Portfolio Fund Manager may face a conflict of interest in valuing the securities, as their value will impact the Portfolio Fund Manager’s compensation. Generally, neither the Investment Manager nor the Board will be able to confirm independently the accuracy of the valuations made by the Portfolio Fund Managers. The net asset values or other valuation information received by the Investment Manager from the Portfolio Funds will typically be estimates only, subject to revision through the end of each Portfolio Fund’s annual audit. The valuations reported by the Portfolio Fund Managers, upon which the Master Fund will calculate its month-end net asset value, may be subject to later adjustment based on information reasonably available at that time. To the extent that subsequently adjusted valuations or revisions to Portfolio Fund net asset values adversely affect the Fund’s and the Master Fund’s own net asset value, the outstanding Shares will be adversely affected by prior repurchases to the benefit of Shareholders who previously had Shares repurchased at a net asset value higher than the adjusted amount. Conversely, any increases in the net asset value resulting from such subsequently adjusted valuations will be entirely for the benefit of the outstanding Shares and to the detriment of Shareholders who previously had Shares repurchased at a net asset value lower than the adjusted amount.

In addition, the Master Fund’s valuation procedures require the Investment Manager to consider all relevant information available at the time the Master Fund values its portfolio. The Investment Manager and/or the Board will consider such information, and may conclude in certain circumstances that the information provided by the Portfolio Fund Manager does not represent the fair value of the Master Fund’s interest in the Portfolio Fund. Although redemptions of investments in Portfolio Funds are subject to advance notice requirements, it is expected that the Portfolio Funds will typically make available net asset value information that represents the price at which, even in the absence of redemption activity, the Portfolio Fund would have effected a redemption if any such requests had been timely made or if, in accordance with the terms of the Portfolio Fund’s governing documents, it would be necessary to effect a mandatory redemption.

A Portfolio Fund Manager may invest in securities that it believes are fundamentally undervalued or incorrectly valued. These securities, however, may not ultimately be valued in the capital markets at prices and/or within the timeframe that the Portfolio Fund Manager anticipates. As a result, the Fund and the Master Fund may incur losses.

Substantial Fees and Expenses

A Shareholder in the Fund meeting the eligibility conditions imposed by the Portfolio Funds, including minimum initial investment and net worth requirements that may be substantially higher than those imposed by the Fund, could invest directly in the Portfolio Funds. Such a direct investment in the Portfolio Funds might be subject to more favorable taxation than an indirect investment through the Fund. In addition, by investing in the Portfolio Funds through the Fund and the Master Fund, a Shareholder in the Fund will bear a portion of the Management Fee, Distribution and Service Fees, Operating Services Fee and other expenses of the Fund and the Master Fund. A Shareholder in the Fund will also indirectly bear a portion of the asset-based fees, incentive allocations or fees and operating expenses borne by the Fund through the Master Fund as an investor in the Portfolio Funds. Each Portfolio Fund Manager receives any incentive-based allocations to which it is entitled irrespective of the performance of the other Portfolio Funds and the Fund generally. As a result, a Portfolio Fund Manager with positive performance may receive compensation from the Master Fund, even if the Master Fund’s overall returns are negative. The operating expenses of a Portfolio Fund may include, but are not limited to, organizational and offering expenses; the cost of investments (such as brokerage commissions, exchange and clearing fees, interest expense and

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other charges for transactions); administrative, legal and internal and external accounting fees; and extraordinary or non-recurring expenses (such as litigation or indemnification expenses). It is difficult to predict the future expenses of the Fund and the Master Fund.

Restrictions on Redemptions and Withdrawals

Portfolio Funds may permit or require that redemptions of interests be made in kind. The Master Fund may receive securities that are illiquid or difficult to value upon its withdrawal of all or a portion of its interest in a Portfolio Fund. In such a case, the Investment Manager would seek to have the Master Fund dispose of these securities in a manner that is in the interest of the Master Fund. The securities may depreciate after an in kind distribution is made, or there may be no secondary market for such securities.

Substantial requests for withdrawal by investors in the Portfolio Funds could induce the Portfolio Funds to liquidate positions sooner than would otherwise be desirable, which could adversely affect such Portfolio Funds’ performance. The reduction in a Portfolio Fund’s net assets resulting from such a withdrawal could adversely affect the Portfolio Fund’s ability to diversify its holdings and achieve its investment objective, and the interests of remaining investors in the Portfolio Funds may become increasingly illiquid. Some Portfolio Funds may impose so-called “gates,” limiting the proportion of assets investors, including the Master Fund, may withdraw at one redemption date. The purpose of the provision is to prevent a run on the Portfolio Fund, which could cripple its operations, as a large number of withdrawals from the fund would force the manager to sell off a large number of positions. The Master Fund may otherwise not be able to withdraw from a Portfolio Fund except at specified times, thereby limiting the Investment Manager’s ability to withdraw assets from a Portfolio Fund that may have poor performance or for other reasons.

Investments in Non-Voting Stock; Inability to Vote

The Master Fund intends to hold its interests in the Portfolio Funds in non-voting form. Where only voting securities are available for purchase, the Master Fund will generally seek to create by contract the same result as owning a non-voting security by agreeing to relinquish the right to vote in respect of its investment. The Master Fund may irrevocably waive its rights (if any) to vote its interest in a Portfolio Fund. The Master Fund will not receive any consideration in return for entering into a voting waiver arrangement. To the extent that the Master Fund contractually foregoes the right to vote Portfolio Fund securities, the Master Fund will not be able to vote on matters that may be adverse to the Master Fund’s interests. As a result, the Master Fund’s influence on a Portfolio Fund could be diminished, which may consequently adversely affect the Fund, the Master Fund and its Shareholders.

Portfolio Fund Turnover Rates

Portfolio Funds may invest based on short-term market considerations. The turnover rate within the Portfolio Funds may be significant, possibly involving substantial brokerage commissions and fees. The Fund and the Master Fund cannot control this turnover.

Limited Capacity to Manage Additional Fund Investments

Some Portfolio Fund Managers’ trading approaches may accommodate only certain amounts of capital. A Portfolio Fund Manager, therefore, may refuse to manage some or all of the Master Fund’s assets that the Investment Manager seeks to allocate to such Portfolio Fund Manager.

Dilution

If a Portfolio Fund Manager limits the amount of capital that the Master Fund may contribute to a Portfolio Fund, or if the Fund declines to purchase additional interests in a Portfolio Fund, continued sales of interests in the Portfolio Fund to others may dilute the returns for the Master Fund from the Portfolio Fund.

Quantitative Models Risk

Portfolio Fund Managers may employ quantitative-based financial/analytical models to help them select investments for their respective Portfolio Funds, to allocate investments across various strategies, sectors and risks, and to determine risk profiles. Quantitative trading strategies, including statistical arbitrage, are highly complex, and, for their successful application, require relatively sophisticated mathematical calculations and relatively complex computer programs. Such trading strategies are dependent on various computer and telecommunications technologies and upon adequate liquidity in markets traded. The successful execution of these strategies could be severely compromised by, among other things, a diminution in the liquidity of the markets traded, telecommunications failures, power loss and software-related “system crashes.” These trading strategies are also dependent on historical correlations that may not always be true and may result in losses. In addition, the “slippage” from entering and exiting positions (i.e., the market impact of trades identified by the quantitative trading strategies) may be significant and may result in losses. There can be no assurance that the models are currently viable, or, if the models are currently viable, that they will remain viable for the relevant period. Also, there can be

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no assurance that the Portfolio Fund Managers using such models will be able to (i) determine that a model is or will become not viable or not completely viable or (ii) notice, predict or adequately react to any change in the viability of a model. The use of a model that is not viable or not completely viable could have a material adverse effect on a Portfolio Fund’s performance.

Trading and Investment Risks of Portfolio Funds

Equity Securities

Portfolio Funds may hold long and short positions in, among other securities, common stocks, preferred stocks and convertible securities of U.S. and non-U.S. issuers. Portfolio Funds also may invest in depositary receipts or shares relating to non-U.S. securities. See “- Non-U.S. Investments.” Portfolio Funds may purchase securities in all available securities trading markets and may invest in equity securities without restriction as to market capitalization, such as those issued by smaller capitalization companies, including micro cap companies. The prices of the securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies, because these securities typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects. These securities are also subject to other risks that are less prominent in the case of the securities of larger companies. Equity securities fluctuate in value, often based on factors unrelated to the fundamental economic condition of the issuer of the securities, including general economic and market conditions. These fluctuations can be significant.

Bonds and Other Fixed-Income Securities

Portfolio Funds may invest in bonds and other fixed-income securities, and may take short positions in these securities. Portfolio Funds will invest in these securities when they believe such securities offer opportunities for capital appreciation (or capital depreciation in the case of short positions) and may also invest in these securities for temporary defensive purposes and to maintain liquidity. Fixed-income securities include, among other securities: bonds, notes and debentures issued by U.S. and non-U.S. corporations; debt securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities (“U.S. Government securities”) or by a non-U.S. government; municipal securities; and mortgage-backed and asset-backed securities. Certain securities in which a Portfolio Fund may invest, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to significant reductions of yield and possible loss of principal. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk).

Portfolio Funds may invest in fixed-income securities rated investment grade or non-investment grade (commonly referred to as “junk bonds”) and may invest in unrated fixed-income securities. Non-investment grade debt securities in the lowest rating categories or unrated debt securities determined to be of comparable quality may involve a substantial risk of default or may be in default. Investment grade debt securities are securities that have received a rating from at least one nationally recognized statistical rating organization (a “Rating Agency”) of one of the four highest rating categories or, if not rated by any Rating Agency, have been determined by a Portfolio Fund Manager to be of comparable quality. A Portfolio Fund’s investments in non-investment grade debt securities, including convertible debt securities, are considered by the Rating Agencies to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade debt securities to make principal and interest payments than issuers of higher grade debt securities. An economic downturn affecting an issuer of non-investment grade debt securities may result in an increased incidence of default. In addition, the market for lower grade debt securities may be thinner and less active than for higher grade debt securities.

Dislocations in the fixed-income sector and weaknesses in the broader financial market could adversely affect the Portfolio Funds. As a result of such dislocations, the Portfolio Funds may face increased borrowing costs, reduced liquidity and reductions in the value of its investments. One or more of the counterparties providing financing for a Portfolio Fund’s portfolio could be affected by financial market weaknesses, and may be unwilling or unable to provide financing. As a result, a Portfolio Fund may be unable to fully finance its investments and operations. This risk would be exacerbated if a substantial portion of a Portfolio Fund’s financing is provided by a relatively small number of counterparties. If one or more major market participants fails or withdraws from the market, it could negatively affect the marketability of all fixed-income securities and this could reduce the value of the securities in the Portfolio Fund’s portfolio, thereby reducing the Fund’s net asset value. Furthermore, if one or more counterparties are unwilling or unable to provide ongoing financing, a Portfolio Fund could be forced to sell its investments at a time when prices are depressed.

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Interest Rate Risk

Interest rate risk relates to changes in the value of income securities as a result of changes in interest rates generally. Even though such securities are investments that may promise a stable stream of income, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. In general, the values of fixed-income securities increase when prevailing interest rates fall and decrease when interest rates rise. Because of the resetting of interest rates, adjustable rate securities are less likely than non-adjustable rate securities of comparable quality and maturity to increase or decrease significantly in value when market interest rates fall or rise, respectively.

Additionally, interest rates remain near historical lows. Following the financial crisis that began in 2007, the Federal Reserve attempted to stabilize the U.S. economy and support the U.S. economic recovery by keeping the federal funds rate near zero percent and by purchasing large quantities of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities on the open market through a quantitative easing stimulus program. As the Federal Reserve raises the federal funds rate, there is a risk that interest rates will rise. These policy changes may expose fixed income and related markets to heightened volatility and may reduce liquidity for certain Portfolio Fund investments, which could cause the value of a Portfolio Fund’s investments (and therefore the Fund’s investment) to decline.

Commodities

Portfolio Funds may invest in commodities through futures contracts, commodity-linked exchange traded funds and other commodity-based derivatives. In addition to macroeconomic risks that affect many asset-classes, commodities are subject to additional risk factors, such as weather, disease, war, embargoes and tariffs, as well as international economic, political and regulatory developments. These variables may create additional investment risks that subject commodity investments by a Portfolio Fund to greater volatility than traditional security investments.

Some Portfolio Funds may invest directly in commodities, rather than gaining exposure to commodities markets by investing in futures contracts or other derivatives. Unlike financial instruments, there are costs of physical storage and insurance associated with purchasing a commodity, which would not be directly associated with a futures contract for the same commodity.

Foreign Exchange

Portfolio Funds may engage in foreign-exchange transactions in the spot, futures and forward markets. Currency trading involves significant risks, including market risk, interest rate risk, country risk, counterparty credit risk and short sale risk. Market risk results from the price movement of foreign currency values in response to shifting market supply and demand. Interest rate risk arises whenever a country changes its stated interest rate target associated with its currency, which may have a major impact on the exchange rate. Country risk arises because virtually every country has interfered with its currency’s exchange rate and/or international transactions in its currency. A common form of interference involves a country’s central bank trading directly in the currency markets in order to influence that country’s exchange rate towards a desired target. More severe interference has taken the form of regulation of the local exchange market, restrictions on foreign investment by residents or limits on inflows of investment funds from abroad. Restrictions on the exchange market or on international transactions are intended to affect the level or movement of the exchange rate. This risk could include the country issuing a new currency, effectively making the “old” currency worthless.

A forward currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price that is fixed at the time the contract is entered into. A forward currency exchange contract involves counterparty credit risk because it offers less protection against defaults by the counterparty than exchange-traded currency futures contracts do. In addition, a Portfolio Fund may maintain short positions in forward currency exchange transactions, in which the Portfolio Fund agrees to exchange a specified amount of a currency it does not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the value of the currency the Portfolio Fund agreed to purchase. A Portfolio Fund may also purchase and sell put and call options on currencies and currency futures contracts. Portfolio Funds may use significant leverage in their foreign exchange positions.

Insolvency Considerations with Respect to Issuers of Indebtedness

Various laws enacted for the protection of creditors may apply to debt instruments, including convertible debt, in which the Portfolio Funds invest. The information in this and the following paragraph is applicable with respect to U.S. issuers subject to U.S. federal bankruptcy law. Insolvency considerations may differ with respect to other issuers. If a court in a lawsuit brought by an unpaid creditor or representative of creditors of an issuer of a debt instrument, such as a trustee in bankruptcy, were to find that the issuer did not receive fair consideration or reasonably equivalent value for incurring the indebtedness, and after giving effect to such indebtedness, the issuer (i) was insolvent, (ii) was engaged in a business for which the remaining assets of such issuer constituted unreasonably small capital or (iii) intended to incur, or believed that it would incur, debts beyond its ability to pay such debts as they matured, such court could determine to invalidate, in whole or in part, such indebtedness as a fraudulent conveyance, to subordinate such indebtedness to existing or future creditors of such issuer, or to permit such issuer to recover amounts previously paid by such issuer in satisfaction of such indebtedness. The measure of insolvency for these purposes will vary. Generally, an issuer would be considered insolvent at a particular time if the sum of its debts were then greater than all of its property at a fair valuation, or if the present fair saleable value of its assets were then less than the amount that would be required to pay its probable liabilities on its existing debts as they became absolute and matured. There can be no assurance as to what standard a court would apply in order to determine

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whether the issuer was “insolvent” after giving effect to the incurrence of the indebtedness in which the Portfolio Funds invested or that, regardless of the method of valuation, a court would not determine that the issuer was “insolvent” upon giving effect to such incurrence. In addition, in the event of the insolvency of an issuer of indebtedness in which a Portfolio Fund invests, payments made on such indebtedness could be subject to avoidance as a “preference” if made within a certain period of time (which may be as long as one year) before insolvency. In general, if payments on indebtedness are avoidable, whether as fraudulent conveyances or preferences, such payments can be recaptured from the Portfolio Funds.

There can be no assurance as to whether any lending institution or other party from which a Portfolio Fund may acquire indebtedness engaged in any conduct that would form the basis for a successful cause of action based upon fraudulent conveyance, preference or equitable subordination (or any other conduct that would subject such indebtedness and the Portfolio Fund to insolvency laws) and, if it did, as to whether any creditor claims could be asserted in a U.S. court (or in the courts of any other country) against that Portfolio Fund.

Frequently, a debtor seeking to reorganize under U.S. federal bankruptcy law will obtain a “first day” order from the bankruptcy court limiting trading in claims against, and shares of, the debtor in order to maximize the debtor’s ability to utilize net operating losses following a successful reorganization. Such an order could in some circumstances adversely affect a Portfolio Fund’s ability to successfully implement an investment strategy with respect to a bankrupt company.

Indebtedness consisting of obligations of non-U.S. issuers may be subject to various laws enacted in the countries of their issuance for the protection of creditors. These insolvency considerations will differ depending on the country in which each issuer is located or domiciled and may differ depending on whether the issuer is a non- sovereign or a sovereign entity.

Mortgage-Related and Other Asset-Backed Securities

Portfolio Funds may invest in a variety of mortgage-related and other asset-backed securities, such as adjustable-rate mortgage securities, collateralized mortgage obligations, collateralized loan obligations and collateralized debt obligations. The investment characteristics of these securities differ from those of traditional debt securities, and they are subject to additional risks, including the risk of borrowers defaulting on their mortgages. Generally, rising interest rates tend to extend the duration of fixed-rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, Portfolio Funds that hold mortgage-related securities may exhibit more volatility. In addition, adjustable and fixed-rate mortgage-related securities may involve special risks relating to unanticipated rates of prepayment on the mortgages underlying the securities. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Portfolio Fund because it may have to reinvest that money at the lower prevailing interest rates. A Portfolio Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as risks associated with the nature of the assets and the servicing of those assets. The market for mortgage-backed and other asset-backed securities has recently experienced high volatility and a lack of liquidity. As a result, the value of many of these securities has significantly declined. There can be no assurance that these markets will become more liquid or less volatile, and it is possible that the value of these securities could decline further.

Distressed Securities

Some Portfolio Funds may purchase securities and obligations of companies that are experiencing significant financial or business distress, including companies involved in bankruptcy or other reorganization and liquidation proceedings. Although such purchases may result in significant returns, these transactions involve substantial risk and may not show any return for a considerable period of time. Many of these securities typically remain unpaid unless and until the company reorganizes and/or emerges from bankruptcy proceedings. No assurance can be made that a Portfolio Fund Manager will correctly evaluate the nature and magnitude of the various factors that could affect the prospect for a successful reorganization or similar action. In any reorganization or liquidation proceeding relating to a company in which a Portfolio Fund invests, the Portfolio Fund may lose its entire investment or be required to accept cash or securities with a value less than the Portfolio Fund’s original investment.

Distressed debt securities are subject to credit risk and market risk. Some Portfolio Funds may acquire so-called “blocking positions” in connection with a plan of reorganization, which entails significant risks. If a Portfolio Fund Manager evaluates incorrectly the anticipated outcome of a blocking position, the Portfolio Fund could experience substantial losses. Investing in post-reorganization securities typically involves a higher degree of risk than investing in securities of companies that have not needed to undergo a reorganization or restructuring. Moreover, post-reorganization securities can be subject to increased selling or downward pricing pressure after the completion of a bankruptcy reorganization or restructuring. Investments in securities of companies involved in reorganization proceedings may involve a number of additional risks not typically related to investments in financially sound companies. For example, purchasing securities of financially distressed companies could cause the Portfolio Fund to experience losses if the relevant Portfolio Fund Manager incorrectly evaluates the anticipated outcome of a reorganization or the timing of such outcome. Numerous factors could make any evaluation of the outcome of such an investment uncertain. In addition, a Portfolio Fund Manager may not have access to reliable and timely information about material developments affecting a company. Competition from other investors may also render it

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difficult or impossible for the Portfolio Fund Manager to effect transactions at the time and on the terms desired. In addition, stressed and distressed securities generally trade at significant discounts or very high yields or both, and generally are issued by companies experiencing some level of financial or operating difficulties.

Infrastructure Assets

“Infrastructure” generally refers to large-scale public works. Two main categories are economic infrastructure (e.g., highways, energy generation and distribution, water and sewer facilities, etc.) and social infrastructure (e.g., hospitals, schools, public housing, prisons, etc.). Infrastructure assets are generally long-lived and have high development costs. Investment in infrastructure can take a wide range of forms, from investing directly in toll roads to purchasing equity in construction companies. Direct investment typically involves entering into agreements with the relevant governmental agency to own or operate the particular asset. Portfolio Fund Managers may pursue any type of infrastructure investment. Investment in infrastructure securities and funds exposes the Portfolio Funds to potential adverse economic, regulatory, political and other changes affecting such investments. Issuers in infrastructure-related businesses are subject to a variety of factors that may adversely affect their business or operations including high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, the effects of economic slowdowns and surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors.

Real Estate Investments

The Portfolio Funds are exposed to real estate risk through their investments in issuers that purchase real estate securities, including securities of issuers that are REITs, real estate operating companies, real estate service companies, or companies in the homebuilding, lodging and hotel industries. The residential housing sector in the United States has been under considerable pressure during the past several years with home prices nationwide down significantly on average. In addition, the commercial real estate sector in the United States has been under pressure with prices down significantly on average. Residential and commercial mortgage delinquencies and foreclosures have increased over this time and have, in turn, led to widespread selling in the mortgage-related market and put downward pressure on the prices of many securities. Accordingly, the recent instability in the credit markets may adversely affect the price at which REITs and real estate funds can sell real estate because purchasers may not be able to obtain financing on attractive terms or at all. These developments also may adversely affect the broader economy, which in turn may adversely affect the real estate markets. Such developments could, in turn, reduce returns from REITs and real estate funds or reduce the number of REITs and real estate funds brought to market during the investment period, thereby reducing the Portfolio Funds’ investment opportunities. Properties in which REITs and real estate funds invest may suffer losses due to declining rental income and higher vacancy rates, which may reduce distributions to the Portfolio Funds and reduce the value of the underlying properties.

REITs and real estate funds are subject to risks associated with the ownership of real estate, including terrorist attacks, war or other acts that destroy real property (in addition to market risks, such as the recent events described above). Some REITs and real estate funds may invest in a limited number of properties, in a narrow geographic area, or in a single property type, which increases the risk that such REIT or real estate fund could be unfavorably affected by the poor performance of a single investment or investment type. These companies are also sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. Borrowers could default on or sell investments that a REIT or real estate fund holds, which could reduce the cash flow needed to make distributions to investors. In addition, REITs may also be affected by tax and regulatory requirements impacting the REITs’ ability to qualify for preferential tax treatments or exemptions. REITs require specialized management and pay management expenses. Securities issued by private partnerships in real estate may be more illiquid than securities issued by other Portfolio Funds generally, because the partnerships’ underlying real estate investments may tend to be less liquid than other types of investments.

Private Equity Investments

Some Portfolio Funds may dedicate a portion of their portfolios to private equity investments. Private equity is a common term for investments that are typically made in private or public companies through privately negotiated transactions, and generally involve equity-related finance intended to bring about some kind of change in a private business (e.g., providing growth capital, recapitalizing a company or financing an acquisition). Private equity funds, often organized as limited partnerships, are the most common vehicles for making private equity investments. Investment in private equity involves the same types of risks associated with an investment in any operating company. However, securities issued by private partnerships tend to be more illiquid, and highly speculative. The Portfolio Funds may not sell, transfer, exchange, assign, pledge, hypothecate or otherwise dispose of their interests in a private equity fund, nor may they withdraw from such fund, without the consent of the fund’s investment manager or general partner, which consent may be withheld in such investment manager’s or general partner’s sole discretion. Attractive investment opportunities in private equity may occur only periodically, if at all. In addition, private equity has generally been dependent on the availability of debt or equity

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financing to fund the acquisitions of their investments. In light of recent market conditions, however, the availability of such financing has been reduced dramatically, limiting the ability of private equity to obtain the required financing.

Mezzanine Investments

A Portfolio Fund may invest in mezzanine loans. Structurally, mezzanine loans usually rank subordinate in priority of payment to senior debt, such as senior bank debt, and are often unsecured. However, mezzanine loans rank senior to common and preferred equity in a borrower’s capital structure. Mezzanine debt is often used in leveraged buyout and real estate finance transactions. Typically, mezzanine loans have elements of both debt and equity instruments, offering the fixed returns in the form of interest payments associated with senior debt, while providing lenders an opportunity to participate in the capital appreciation of a borrower, if any, through an equity interest. This equity interest typically takes the form of warrants. Due to their higher risk profile and often less restrictive covenants as compared to senior loans, mezzanine loans generally earn a higher return than senior secured loans. The warrants associated with mezzanine loans are typically detachable, which allows lenders to receive repayment of their principal on an agreed amortization schedule while retaining their equity interest in the borrower. Mezzanine loans also may include a “put” feature, which permits the holder to sell its equity interest back to the borrower at a price determined through an agreed-upon formula. Mezzanine investments may be issued with or without registration rights. Similar to other high yield securities, maturities of mezzanine investments are typically seven to ten years, but the expected average life is significantly shorter at three to five years. Mezzanine investments are usually unsecured and subordinate to other obligations of the issuer.

Long/Short Investing

Long/short equity strategies generally seek to generate capital appreciation through the establishment of both long and short positions in equities, by purchasing undervalued securities and selling overvalued securities to generate returns and to hedge out some portion of general market risk. If a Portfolio Fund Manager’s analysis is incorrect or based on inaccurate information, these investments may result in significant losses to the Portfolio Funds, and thus the Fund and the Master Fund. Since a long/short equity strategy involves identifying securities that are believed to be generally undervalued (or, in the case of short positions, believed to be overvalued) by the marketplace, the success of the strategy necessarily depends upon the market eventually recognizing such value in the price of the security, which may not necessarily occur, or may occur over extended time frames that limit profitability. Positions may undergo significant short-term declines and experience considerable price volatility during these periods. It is possible to have investment losses in both the long and short sides of the portfolio. Long/short equity strategies may increase the exposure of the Portfolio Funds, and the Fund and the Master Fund, to risks relating to, among other risks, leverage, portfolio turnover, concentration of investment portfolio and short-selling.

Short Sales

A Portfolio Fund may attempt to limit its exposure to a market decline in the value of its portfolio securities through short sales of securities that its Portfolio Fund Manager believes possess risk characteristics similar to those being hedged. A Portfolio Fund also may use short sales for speculative purposes to pursue its investment objectives if, in the Portfolio Fund Manager’s view, the security is over-valued in relation to the issuer’s prospects for earnings growth. Short selling is speculative in nature and, in certain circumstances, can substantially increase the effect of adverse price movements on a Portfolio Fund’s portfolio. A short sale of a security involves the risk of an unlimited increase in the market price of the security that can in turn result in an inability to cover the short position and a theoretically unlimited loss. No assurance can be given that securities necessary to cover a Portfolio Fund’s short position will be available for purchase. In addition, a Portfolio Fund may be caught in a “short squeeze,” as discussed below under “Short Squeeze” section, which is a speculative trading strategy that is sometimes observed when a security has been heavily sold short.

Short sale transactions have been subject to increased regulatory scrutiny in response to recent market events, including the imposition of restrictions on short selling certain securities and reporting requirements. The Fund’s, the Master Fund’s or Portfolio Funds’ ability to execute short sales may be materially adversely impacted by temporary or new permanent rules, interpretations, prohibitions and restrictions adopted in response to these adverse market events. Restrictions and/or prohibitions on short selling activity may be imposed by regulatory authorities, including the SEC, its foreign counterparts, other government authorities or self-regulatory organizations, with little or no advance notice and may impact prior trading activities of the Fund, the Master Fund or Portfolio Funds. Additionally, traditional lenders of securities might be less likely to lend securities under certain market conditions. As a result, the Master Fund may not be able to effectively pursue a short selling strategy due to a limited supply of securities available for borrowing.

General Economic Conditions; Market Volatility

The Master Fund’s investments in the Portfolio Funds may be negatively affected by the broad investment environment in the securities markets. That investment environment is influenced by, among other things, interest rates, inflation, politics, fiscal policy, current events, competition, productivity and technological and regulatory change. Stock

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prices may experience greater volatility during periods of challenging market conditions such as the one that the market has experienced recently. In addition, there can be severe limitations on an investor’s ability to sell certain debt securities, including those that are of higher credit quality, during a period of reduced credit market liquidity, such as the one that the market recently has experienced. Therefore, the Fund’s and the Master Fund’s net asset value will fluctuate. You may experience a significant decline in the value of your investment and could lose money.

Limited Liquidity of Investments

During periods of limited liquidity and higher price volatility, a Portfolio Fund may not be able to acquire or dispose of its investments at a price and time that the Portfolio Fund deems advantageous. As a result, in periods of rising market prices, a Portfolio Fund may not be able to fully participate in price increases to the extent that the Portfolio Fund is unable to acquire the desired positions quickly. Conversely, in declining markets, a Portfolio Fund’s inability to dispose of positions completely and promptly would cause the Portfolio Fund’s net asset value to decline as the value of unsold positions is marked to lower prices.

Small- and Medium-Capitalization Companies

Some Portfolio Funds may invest a portion of their assets in the securities of companies with small- to medium-sized market capitalizations. While such securities may provide significant potential for appreciation, the securities of certain companies, particularly smaller-capitalization companies, may involve higher risks than do investments in securities of larger companies. For example, prices of small-capitalization and even medium-capitalization securities are often more volatile than prices of large-capitalization securities, and the risk of bankruptcy or insolvency is higher than for larger, “blue-chip” companies. In addition, an investment in some small-capitalization companies may be relatively illiquid due to thin trading in their securities.

Leverage Utilized by Portfolio Funds

Portfolio Funds may use leverage in the form of loans for borrowed money or in the form of derivative instruments, such as options, futures, forward contracts, swaps and repurchase agreements. The use of leverage by the Portfolio Funds can substantially increase the market exposure (and market risk) to which the Portfolio Funds’ investment portfolios may be subject. Trading on leverage will result in interest charges or costs, which may be substantial. The level of interest rates generally, and the rates at which a Portfolio Fund can leverage in particular, can affect the operating results of the Portfolio Fund. A Portfolio Fund’s use of short-term margin borrowings, repurchase agreements, derivatives, and other instruments may present additional risks. For example, if the value of securities pledged to brokers to secure a Portfolio Fund’s margin accounts declines, the Portfolio Fund might be required either to deposit additional funds with the broker or liquidate the pledged securities to compensate for the decline in value. If a counterparty determines that the value of the collateral has decreased, the counterparty may require the Portfolio Fund to either post additional collateral to cover such decrease or repay a portion of the outstanding borrowing. Additionally, to satisfy a margin call, a Portfolio Fund may be required to liquidate assets at an inopportune time, which could cause it to incur further losses. In the event of a sudden drop in the value of the Portfolio Fund’s assets, the Portfolio Fund may not be able to liquidate assets quickly enough to pay off its margin debt. However, the Portfolio Funds’ borrowings are not subject to the Asset Coverage Requirement. Accordingly, the Fund and the Master Fund, through its investments in the Portfolio Funds, may be exposed to the risk of highly leveraged investment programs and consequently, the volatility of the value of Shares may be great, particularly during times of general market unrest, such as that experienced recently.

In the U.S. futures markets, margin deposits are typically required and may range from 1% to 15% of the value of the futures contracts being purchased or sold. In other derivative markets, margin deposits may be lower or not required. Low margin deposits indicate that trading in these markets may be accompanied by a high degree of leverage, and relatively small adverse price movements in futures or forward contracts may result in immediate and substantial losses to the Shareholder. There are no margin requirements in connection with Portfolio Fund purchases of options, because the option premium is paid for in full. The premiums for certain options traded on foreign exchanges may be paid for on margin. When a Portfolio Fund sells an option on a futures contract, it may be required to deposit margin in an amount that may be determined by the margin requirement established for the futures contract underlying the option and, in addition, an amount substantially equal to the current premium for the option. The margin requirements imposed on the writing of options can be higher than those imposed when dealing in the futures markets directly. Whether any margin deposit will be required for over-the-counter options and other over-the-counter instruments, such as currency forwards, swaps and certain other derivative instruments, will depend on the credit determinations and specific agreements of the parties to the transaction, which are individually negotiated.

Non-U.S. Investments

Portfolio Funds may invest a portion of their capital outside the U.S. in non-dollar-denominated securities, including in equity and fixed-income securities issued by foreign (non-U.S.) companies, including other funds, or governments of

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foreign countries. Portfolio Funds may also invest in depositary receipts, such as ADRs. Non-U.S. securities in which a Portfolio Fund invests may be listed on non-U.S. securities exchanges, traded in non-U.S. over-the-counter markets, or purchased in private placements and not be publicly traded. These investments involve special risks not usually associated with investing in securities of U.S. companies or U.S. federal, state or local governments. Because investments in foreign issuers may involve non-U.S. dollar currencies and the Portfolio Funds may temporarily hold funds in bank deposits in such currencies during the completion of their investment programs, the Portfolio Funds may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations. In addition, because there is less publicly available information about foreign companies, and because many non-U.S. entities are not subject to uniform accounting, auditing, and financial reporting standards, practices and requirements comparable to those of U.S. companies, it may be difficult to analyze and compare such foreign company’s performance.

The securities markets of foreign countries are generally less regulated and less developed than U.S. securities markets, and some foreign securities markets have a higher potential for price volatility and relative illiquidity compared to the U.S. securities markets. Commissions for trades on foreign stock exchanges and custody expenses are generally higher than those in the U.S., and settlement practices for transactions in foreign markets may involve delays. The Portfolio Funds may also incur transaction costs in connection with conversions between various currencies. With respect to certain countries there may be the possibility of expropriation or confiscatory taxation, political, economic or social instability, limitation on the removal of funds or other assets or the repatriation of profits, restrictions on investment opportunities, the imposition of trading controls, withholding or other taxes on interest, capital gain or other income, import duties or other protectionist measures, various laws enacted for the protection of creditors, greater risks of nationalization or diplomatic developments which could adversely affect a Portfolio Fund’s investments in those countries.

Portfolio Funds are not required to hedge against non-U.S. currency risks, including the risk of changing currency exchange rates, which could reduce the value of non-U.S. currency denominated portfolio securities irrespective of the underlying investment. However, from time to time, a Portfolio Fund may enter into forward currency exchange contracts (“forward contracts”) for hedging purposes or speculative purposes to pursue its investment objective. Forward contracts are transactions involving the Portfolio Fund’s obligation to purchase or sell a specific currency at a future date at a specified price. Forward contracts may be used by the Portfolio Fund for hedging purposes to protect against uncertainty in the level of future non-U.S. currency exchange rates, such as when the Portfolio Fund anticipates purchasing or selling a non-U.S. security. This technique would allow the Portfolio Fund to “lock in” the U.S. dollar price of the security. Forward contracts also may be used to attempt to protect the value of the Portfolio Fund’s existing holdings of non-U.S. securities. There may be, however, imperfect correlation between the Portfolio Fund’s non-U.S. securities holdings and the forward contracts entered into with respect to such holdings. Forward contracts also may be used for speculative purposes to pursue the Fund’s, the Master Fund’s or a Portfolio Fund’s investment objective, such as when a Portfolio Fund Manager anticipates that particular non-U.S. currencies will appreciate or depreciate in value, even though securities denominated in such currencies are not then held in the Fund’s, the Master Fund’s or Portfolio Fund’s investment portfolio. Although a Portfolio Fund may, from time to time, invest a portion of its assets in non-U.S. equity or fixed-income instruments or in instruments denominated in non-U.S. currencies, the Portfolio Funds may value their securities and other assets in U.S. dollars. The Portfolio Funds may or may not seek to hedge all or any portion of their foreign currency exposure. Some of the more significant risks generally associated with investing in non-U.S. securities are summarized below.

Non-U.S. Currencies. Certain Portfolio Funds may invest their capital outside the U.S. These investments involve special risks not usually associated with investing in securities of U.S. companies. Because some Portfolio Funds may temporarily hold funds in bank deposits in foreign currencies during the completion of its investment program, such Portfolio Funds may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur transaction costs in connection with conversions between various currencies. Portfolio Funds may, but are not required to, hedge their exposure to fluctuations in the non-U.S. currency exchange rates. The Portfolio Funds may seek to hedge currency risks by investing in currencies, currency futures contracts and options on currency futures contracts, forward currency exchange contracts, swaps, swaptions or any combination thereof (whether or not exchange traded), but there can be no assurance that these strategies will be effective, and such techniques entail costs and additional risks. If a Portfolio Fund enters into hedging transactions, it may not participate fully in any currency gains that would otherwise be attributable to any appreciation of the foreign currencies. To the extent unhedged, the value of a Portfolio Fund’s assets will fluctuate with U.S. dollar exchange rates, as well as the price changes of the Portfolio Fund’s investments in the various local markets and currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation and political developments. An increase in the value of the U.S. dollar compared to the other currencies in which a Portfolio Fund makes its investments will reduce the effect of increases, and magnify the effect of decreases, in the prices of the Portfolio Fund’s securities in their local markets. The Portfolio Funds could realize a net loss on an investment, even if there were a gain on the underlying investment before currency losses were taken into account.

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Withholding Taxes. Income and gains derived by a Portfolio Fund may be subject to withholding and other taxes, which would reduce net proceeds.

“Short Squeeze”. To the extent that a Portfolio Fund engages in short selling, the Portfolio Fund could be caught in a “short squeeze” specific to certain non-U.S. markets. Equities issued by foreign issuers are generally subject to being recalled if loaned by a lender pursuant to a stock lending program. In addition, there are certain equities that will be recalled, generally twice a year on the last trade date prior to the record date, on which date the owners of the security must own the equity of record. A “short squeeze” is a speculative trading strategy that is sometimes observed when a security has been heavily sold short. Speculators start acquiring the security, driving up its price. As the price rises, short sellers have to post additional collateral for their borrowed securities, thereby putting pressure on those who have sold the security short. Shareholders who have sold the security short close out their positions. By purchasing the securities, those who are closing their short positions drive the price higher, putting even more pressure on the remaining short sellers. To the extent that a Portfolio Fund has sold short a security that is being recalled in the period immediately preceding the last trade date prior to the record date, there is a risk that such Portfolio Fund could be caught in such a “short squeeze,” possibly preventing the Portfolio Fund from unwinding its position without incurring significant losses. There is no assurance that a Portfolio Fund will be able to liquidate a short position at a reasonable price if caught in a short squeeze.

Geographic Concentration Risks. A Portfolio Fund may concentrate its investments in specific geographic regions. This focus may constrain the liquidity and the number of issues available for investment by a Portfolio Fund. In addition, the investments of such a Portfolio Fund will be disproportionately exposed to the risks associated with the region of concentration.

Special Risk Considerations of Investing in Russian Issuers. Recent events in Ukraine and the Russian Federation may have an adverse impact on Portfolio Funds, the Fund and the Master Fund. In response to related political and military actions by Russia, the United States and the European Union have instituted numerous sanctions against certain Russian officials and a Russian financial institution. The United States and other nations or international organizations may impose additional economic sanctions or take other actions that may adversely affect Russian-related issuers, including companies in various sectors of the Russian economy, including, but not limited to, the financial services, energy, metals and mining, engineering, and defense and defense-related materials sectors. These sanctions, any future sanctions or other actions, or even the threat of further sanctions or other actions, may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy, and thus they may negatively affect the value and liquidity of a Portfolio Fund’s assets and may impair a Portfolio Fund's ability to achieve its investment objective. For example, a Portfolio Fund may be prohibited from investing in securities issued by companies subject to such sanctions. In addition, the sanctions may require the Portfolio Fund to freeze its existing investments in Russian companies, prohibiting the Portfolio Fund from buying, selling or otherwise transacting in these investments. Russia may undertake countermeasures or retaliatory actions that may further impair the value and liquidity of the Portfolio Fund’s portfolio and potentially disrupt its operations. These events could impact a Portfolio Fund’s, and potentially the Fund’s and Master Fund’s, ability to sell securities or other financial instruments as needed to meet Shareholder repurchase requests.

Emerging Markets. Some Portfolio Funds may invest in securities issued by companies located in emerging industrialized or less developed countries. Risks particularly relevant to such emerging markets may include greater dependence on exports and the corresponding importance of international trade, higher risk of inflation, more extensive controls on foreign investment and limitations on repatriation of invested capital, increased likelihood of governmental involvement in, and control over, the economies, decisions by the relevant government to cease its support of economic reform programs or to impose restrictions, and less established laws and regulations regarding fiduciary duties of officers and directors and protection of investors.

Challenges of Geographic Dispersion. Investing in non-U.S. investments will subject a Portfolio Fund to the challenges of working across time zones and over large distances, which are not faced by investment teams based in a single location.

Sector Concentration

A Portfolio Fund may concentrate its investments in specific industry sectors. This focus may constrain the liquidity and the number of issues available for investment by a Portfolio Fund. In addition, the investments of such a Portfolio Fund will be disproportionately exposed to the risks associated with the industry sectors of concentration.

Utilities and Energy Sectors. Energy companies may be significantly affected by outdated technology, short product cycles, falling prices and profits, market competition and risks associated with using hazardous materials. Energy companies may also be negatively affected by legislation that results in stricter government regulations and enforcement policies or specific expenditures. A Portfolio Fund may invest in securities of companies in the utilities sector, thereby exposing the Portfolio Fund to risks associated with this sector. Rates charged by traditional regulated utility companies are

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generally subject to review and limitation by governmental regulatory commissions, and the timing of rate changes will adversely affect such companies’ earnings and dividends when costs are rising.

Financial Sector. Financial services companies are subject to extensive governmental regulation that may limit the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge. Profitability of such companies is generally dependent on the availability and cost of capital, and can fluctuate as a result of increased competition or changing interest rates. In addition, the recent period of reduced credit market liquidity and other recent events in the financial sector have resulted in a high degree of volatility in the financial markets, and has negatively affected many financial services companies, such as by causing such companies’ values to decline.

Healthcare Sector. Healthcare companies are generally subject to extensive government regulation, and their performance may be significantly affected by restrictions on government reimbursement for medical expenses, costs of medical products or services, pricing pressure and an emphasis on outpatient services. In addition, healthcare companies are typically heavily dependent on patent protection, and obtaining patent approval can be a long and costly process. Healthcare companies are also subject to the risk of litigation based on product liability and similar claims, and the risk that their products can become obsolete due to industry innovation or technological developments.

Consumer and Industrials Sectors. A company in the consumer sector may face the risk that the company’s profits will be largely dependent upon disposable household income, consumer spending, limited competition in the marketplace and changes in demographics and consumer tastes. A company in the consumer sector may also face the risk that the company’s profits may be significantly affected by government regulation, fads, marketing campaigns and other factors affecting supply and demand. In addition, such a company may face the risk that its securities will be affected by supply and demand factors, that its performance may be negatively affected by government regulation and spending policies, world events, exchange rates, labor matters, insurance costs, fuel prices and general economic conditions.

Technology Sector. Technology companies are particularly vulnerable to, among other market conditions, rapid changes in product cycles, rapid product obsolescence, government regulation, competition, and production costs. Technology companies are also subject to dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.

Repurchase Agreements and Reverse Repurchase Agreements

A Portfolio Fund may enter into repurchase agreements, which are contracts under which the Portfolio Fund would acquire a security for a relatively short period subject to the obligation of the seller to repurchase and the Portfolio Fund to resell such security at a fixed time and price. In the case of repurchase agreements with broker-dealers, the value of the underlying securities (or collateral) will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. There is a risk of loss in the event that the counterparty defaults on its obligations, and the Portfolio Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. A Portfolio Fund would bear the risk of procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. If the seller under the repurchase agreement becomes insolvent or otherwise fails to repurchase the securities, the Portfolio Fund would be permitted to sell the securities. However, this right to sell may be restricted, or the value of the securities may decline before the securities can be liquidated. Repurchase agreements that are subject to foreign law may be subject to additional risks. A Portfolio Fund may also enter into reverse repurchase agreements and dollar rolls. A reverse repurchase agreement involves the sale of a security by a Portfolio Fund and its agreement to repurchase the instrument at a specified time and price. A counterparty to a reverse repurchase agreement may be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Portfolio Fund. A dollar roll is similar except that the counterparty is not obligated to return the same securities as those originally sold by the Portfolio Fund but only securities that are “substantially identical.” Reverse repurchase agreements and dollar rolls may be considered forms of borrowing for some purposes.

Bank Loans and Loan Participations

A Portfolio Fund may acquire direct interests or participations in privately held loans from banks, insurance companies, financial institutions, or other lenders, as well as claims held by trade or other creditors, and may originate these types of loans. These investments are subject to both interest rate risk and credit risk, and the risk of non-payment of scheduled interest or principal. Non-payment would result in a reduction of income to a Portfolio Fund and a reduction in the value of the investments experiencing non-payment. The liquidation of collateral securing a loan may not satisfy a borrower’s obligation in the event of non-payment, and such collateral may not be readily liquidated. To the extent that a loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all or substantially all of its value in the event of a borrower’s bankruptcy. Additional bankruptcy risks include delays or limitations on realizing the benefits of the collateral or subordination or invalidation of the loans. In addition, because these investments are not registered and no public market for them exists, they typically are less liquid than publicly traded securities.

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Structured Securities

Some Portfolio Funds may invest in asset-backed securities, including securities backed by mortgage loans, installment sale contracts, credit card receivables or other assets (collectively, “structured securities”). Structured securities may be extremely complex and particularly sensitive to changes in interest rates and/or to prepayments, and their returns may be subject to large changes based on relatively small changes in interest rates, prepayments or both. The returns of structured securities may be volatile, and leverage may be inherent and/or substantial in their structures. There can be no assurance that a liquid market will exist in any structured security when a Portfolio Fund seeks to sell. Such Portfolio Funds may enter into hedging transactions to protect against interest rate movement, prepayment risk and the risk of increased foreclosures as a result of a decline in values of the underlying assets or other factors. However, no assurance can be made that such transactions will fully protect the Portfolio Funds against such risks, and hedging transactions may involve risks different from those of the underlying securities. In the event of foreclosure of mortgages and other loans backing structured securities, the value of the underlying assets securing such loans may not be equal to the amount of the loan and foreclosure expenses.

Custody; Prime Brokerage; Futures Commission Merchants

In contrast to most registered investment companies, the Portfolio Funds may not maintain their securities and other assets in the custody of a bank. It is anticipated that each Portfolio Fund will generally maintain custody of its assets with its primary securities clearing broker. Prime brokers generally do not separately segregate such customer assets as required in the case of registered investment companies. If a prime broker became insolvent and there were not sufficient customer assets to pay all customers in full, then the securities and cash held in customers’ accounts at the prime broker would be distributed among customers. In addition, a Portfolio Fund Manager could convert assets committed to it by the Fund for its own use, or a custodian could convert assets committed to it by a Portfolio Fund Manager to the custodian’s own use.

As discussed above, some Portfolio Funds may engage in futures transactions. If a futures commission merchant fails to properly segregate customer funds, a Portfolio Fund may be subject to a risk of loss of its funds on deposit in the event of such futures commission merchant’s bankruptcy or insolvency. In addition, pursuant to contracts entered into between a Portfolio Fund and its prime brokers or futures commission merchants, the Portfolio Fund may be required to post significant margin amounts. If a Portfolio Fund is unable to meet such requirements, the prime broker or futures commission merchant would be authorized to close out the positions of the Portfolio Fund, which may expose the Portfolio Fund to the risk that its positions would be liquidated at unfavorable prices.

Lending Portfolio Securities

Portfolio Funds may lend their securities to brokers, dealers and other financial institutions needing to borrow securities to complete transactions. The lending Portfolio Fund will be entitled to payments in amounts equal to the interest, dividends or other distributions payable in respect of the loaned securities, which affords the Portfolio Fund an opportunity to earn interest on the amount of the loan and on the loaned securities’ collateral. In connection with any such transaction, the Portfolio Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit that will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. A Portfolio Fund may incur a loss if the counterparty breaches its agreement with the Portfolio Fund.

Restricted and Illiquid Investments

The Portfolio Funds may invest their assets in restricted securities and other illiquid investments. Restricted securities are securities that may not be sold to the public without an effective registration statement under the 1933 Act, or that may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. When registration is required to sell a security, a Portfolio Fund may be obligated to pay all or part of the registration expenses, and considerable time may pass before the Portfolio Fund is permitted to sell a security under an effective registration statement. If adverse market conditions develop during this period, a Portfolio Fund might obtain a less favorable price than the price that prevailed when the Portfolio Fund decided to sell. Portfolio Funds may be unable to sell restricted and other illiquid securities at the opportune times or prices.

The Master Fund’s interests in Portfolio Funds are themselves illiquid and subject to substantial restrictions on transfer. The Fund’s ability to liquidate an interest and withdraw from a Portfolio Fund will likely be limited. The Master Fund may be subject to initial lock-up periods or gates beginning at the time of the Master Fund’s initial investment in a Portfolio Fund, during which the Master Fund may not withdraw its investment. In addition, certain Portfolio Funds may at times suspend completely or limit withdrawal rights for an indefinite period of time. Portfolio Funds may also assess fees for redemptions or other withdrawals. The limited liquidity of these Portfolio Funds’ interests may adversely affect the Fund and the Master Fund were the Master Fund to have to sell or redeem such interests at an inopportune time. The Fund and the Master Fund may need to suspend or postpone repurchase offers if it is not able to dispose of its interests in Portfolio Funds in a timely manner.

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Side Pockets

Some of the Portfolio Funds may hold a portion of their assets in “side pockets,” which are sub-accounts within the Portfolio Funds in which certain assets (which generally are illiquid and/or hard to value) are held and segregated from the Portfolio Fund’s other assets until some type of realization event occurs. Side pockets thus have restricted liquidity, potentially extending over a much longer period than the typical liquidity an investment in the Portfolio Funds may provide. The Master Fund seeks to invest in Portfolio Funds that generally do not utilize side pockets; however, the Portfolio Funds may from time to time hold a portion of their assets in side pockets. Should the Master Fund seek to liquidate its investment in a Portfolio Fund that maintains these side pockets, the Master Fund might not be able to fully liquidate its investment without delay, which could be considerable. In such cases, until the Master Fund is permitted to fully liquidate its interest in the Portfolio Fund, the value of its investment in such Portfolio Fund could fluctuate based on adjustments to the fair value of the side pocket as determined by the Portfolio Fund Manager. In addition, if a Portfolio Fund establishes a side pocket prior to the Master Fund’s investing in the Portfolio Fund, the Master Fund may not be exposed to the performance of the Portfolio Fund’s assets held in the side pocket.

Special Investment Opportunities

Some Portfolio Fund Managers may identify investment opportunities that are not yet available in the public markets and that are accessible only through private equity investments. To capitalize on such opportunities, Portfolio Funds may invest in private equity or venture capital funds, direct private equity investments and other investments that such Portfolio Fund Managers determine to have limited liquidity (each, a “special investment opportunity”). There may be no trading market for special investment opportunity securities, and the sale or transfer of such securities may be limited or prohibited. Positions in special investment opportunities may be able to be liquidated, if at all, only at disadvantageous prices. As a result, Portfolio Funds that hold such positions may be required to do so for many years, and despite adverse price movements. As a result, the Master Fund might not be able to withdraw the portion of its investment in a Portfolio Fund that is attributable to such special investment opportunities. As a result, a portfolio may be less liquid.

Private Placements

A Portfolio Fund may invest in privately placed securities, the resale of which is restricted or for which no liquid market exists. To the extent that a Portfolio Fund invests in such illiquid securities, it may be unable to dispose of these securities at the prices and times desired.

Purchasing Initial Public Offerings

A Portfolio Fund may purchase securities of companies in initial public offerings or shortly after those offerings are complete (“IPO companies”). Special risks are associated with these securities, including lack of trading history, lack of knowledge about the issuer and limited operating history. These factors may cause substantial price volatility for an IPO company’s shares, which may affect the value of the Master Fund’s investment in Portfolio Funds that purchase these shares. The limited number of shares available for trading in some initial public offerings may make it more difficult for a Portfolio Fund to buy or sell significant amounts of shares without an unfavorable effect on prevailing market prices. In addition, some IPO companies may be involved in relatively new industries or businesses, and some may be undercapitalized or regarded as developmental stage companies, without revenues or operating income, or close to achieving revenues or operating income. In addition, an investment in an initial public offering may have a disproportionate impact on the performance of a Portfolio Fund that does not yet have a substantial amount of assets. This impact on a Portfolio Fund’s performance may decrease as a Portfolio Fund’s assets increase.

Registered Investment Companies

The Master Fund may invest in the securities of other registered investment companies (including exchange-traded funds commonly referred to as “ETFs”) to the extent that such investments are consistent with the Fund’s and the Master Fund’s investment objective and permissible under the Investment Company Act. Under the Investment Company Act, the Fund and the Master Fund may not acquire the securities of other registered investment companies if, as a result, (i) more than 10% of the Fund’s or the Master Fund’s, total assets, respectively, would be invested in securities of other registered investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one registered investment company being held by the Fund or the Master Fund, as applicable, or (iii) more than 5% of the Fund’s or the Master Fund’s total assets, respectively, would be invested in any one registered investment company. Other provisions of the Investment Company Act are less restrictive provided that the Fund or the Master Fund are able to meet certain conditions. These limitations do not apply to the acquisition of shares of any registered investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all of the assets of another registered investment company. Certain other exemptions may apply to allow other investments.

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The Fund or the Master Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses will be in addition to the direct expenses incurred by the Fund or the Master Fund.

Money Market Instruments

The Master Fund and Portfolio Funds may invest, for defensive purposes or otherwise, some or all of their respective assets in high quality fixed-income securities, money market instruments and money market mutual funds, or hold cash or cash equivalents in such amounts as the Investment Manager or Portfolio Fund Managers deem appropriate under the circumstances. In addition, the Master Fund or a Portfolio Fund may invest in these instruments pending allocation of its respective offering proceeds. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less and may include U.S. Government securities, commercial paper, certificates of deposit and bankers acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements. However, the SEC recently adopted amendments to Rule 2a-7 and other rules and forms related to money market funds that will affect the manner in which money market funds are structured and operated. Money market funds must comply with the rule amendments in various stages over a two year period and it is unclear how changes in money market fund structures and operations may impact investments.

Special Investment Instruments and Techniques

Portfolio Funds may utilize a variety of special investment instruments and techniques to hedge against various risks, such as changes in interest rates or other factors that affect security values, or for non-hedging purposes in seeking to achieve a Portfolio Fund’s investment objective. Instruments used and the particular manner in which they may be used may change over time as new instruments and techniques are developed or regulatory changes occur. Certain of these special investment instruments and techniques are speculative and involve a high degree of risk, particularly in the context of non-hedging transactions.

Derivatives

Derivative instruments, or “derivatives,” include instruments and contracts that are based on, and are valued in relation to, one or more underlying securities, financial benchmarks or indices. A Portfolio Fund may engage in the use of options or futures contracts, or other derivative instruments written by broker-dealers or other financial intermediaries. These transactions may be effected on securities exchanges or in the over-the-counter market, or they may be negotiated directly with counterparties. In cases where instruments are purchased over-the-counter or negotiated directly with counterparties, a Portfolio Fund is subject to the risk that the counterparty will be unable or unwilling to perform its obligations under the contract. These transactions may also be illiquid and, if so, it might be difficult to close out a Portfolio Fund’s position. A small investment in derivatives could have a substantial impact on a Portfolio Fund’s performance. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant and rapid changes in the prices for derivatives. If a Portfolio Fund were to invest in derivatives at an inopportune time, or the Portfolio Fund Manager evaluates market conditions incorrectly, the Portfolio Fund’s derivative investment could negatively impact the Portfolio Fund’s return, or result in a loss. In addition, a Portfolio Fund could experience a loss if its derivatives were poorly correlated with its other investments, or if the Portfolio Fund were unable to liquidate its position because of an illiquid secondary market.

In addition, the Dodd-Frank Act established a new regulatory structure for derivatives. The new legislation requires regulators to set minimum capital requirements and minimum initial and variation margin requirements, repeals prior regulatory exemptions for over-the-counter derivatives, provides substantial authority to the SEC and the CFTC with respect to position limits for certain swaps and may change the standards for determining manipulation. Under Title VII of Dodd-Frank (the “Derivatives Title”), banks must spin off certain swaps dealing activities (although they may still conduct such activities through separately capitalized affiliates); all standardized swaps must be cleared and exchange-traded; and end users are exempt from the clearing requirement only if a series of requirements are met.

As of the date of this Prospectus, central clearing is only required for certain market participants trading certain instruments, although central clearing for additional instruments is expected to be implemented by the CFTC until the majority of the swaps market is ultimately subject to central clearing. In addition, uncleared over-the-counter swaps will be subject to regulatory collateral requirements that could adversely affect a portfolio’s ability to enter into swaps in the over-the-counter market. These developments could cause a portfolio to terminate new or existing swap agreements or to realize amounts to be received under such instruments at an inopportune time. Furthermore, the establishment of a centralized exchange or market for swap transactions may not result in swaps being easier to value or trade. Many of the requirements of the Derivatives Title remain to be specified by regulation or are currently working through the rulemaking process and, therefore, have not been finalized. Until the mandated rulemaking and regulations are completely implemented, the effect of the new legislation and its impact on the Master Fund and the Portfolio Funds cannot be fully known. There can be no assurance that these developments will not adversely affect the business and investment activities of the Master Fund or Portfolio Funds.

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Transactions entered into by a Portfolio Fund may be executed on various U.S. and non-U.S. exchanges, and may be cleared and settled through various clearing houses, custodians, depositories and prime brokers throughout the world. Although the Portfolio Funds will attempt to execute, clear and settle the transactions through entities believed to be sound, a failure by any such entity may lead to a loss to any Portfolio Fund. The use of derivatives that are subject to regulation by the CFTC by Portfolio Funds could cause the Fund and the Master Fund to be commodity pools that must be operated by a registered CPO, which would require the Fund, the Master Fund and the Investment Manager to comply with certain rules of the CFTC. However, the Investment Manager intends to conduct its operations to avoid regulation as a registered CPO with respect to the Fund and the Master Fund.

Derivatives typically allow an investor to hedge its exposure to, or speculate upon, the price movements of a particular security, financial benchmark or index at a fraction of the cost of acquiring, borrowing or selling short the underlying asset. The value of a derivative depends largely upon price movements in the underlying asset. Therefore, many of the risks applicable to trading the underlying asset are also applicable to derivatives trading. However, there are a number of additional risks associated with derivatives trading, some of which are described below.

Options

Portfolio Funds may engage in the use of options contracts, including options on baskets of specific securities, or other derivative instruments written by broker-dealers or other financial intermediaries. These transactions may be effected on securities exchanges or in the over-the-counter market, or they may be negotiated directly with counterparties. In cases where instruments are purchased over-the-counter or negotiated directly with counterparties, a Portfolio Fund is subject to the risk that the counterparty will be unable or unwilling to perform its obligations under the contract. These transactions may also be illiquid and, if so, it might be difficult to close out a Portfolio Fund’s position. Some of the types of options contracts the Portfolio Funds may use include, without limitation, call options, put options, and options on securities indexes.

A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated price at any time before the option expires. The seller (writer) of a call option which is covered (i.e., the writer holds the underlying security) assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option. The seller of an uncovered call option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option. However, if the buyer of the call sells short the underlying security, the loss on the call will be offset in whole or in part by gain on the short sale of the underlying security. The buyer of a call option assumes the risk of losing its entire investment in the call option. A Portfolio Fund that uses covered call options may also be exposed to additional risks, including the risk that it might be required to continue holding a security that the Portfolio Fund might otherwise have sold to protect against depreciation in the market price of the security. A Portfolio Fund may purchase call options on specific securities, and may also write and sell covered or uncovered call options for both hedging and speculative purposes to pursue the Portfolio Fund’s investment objectives.

A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated price at any time before the option expires. In a covered put option (i.e., the writer has a short position in the underlying security), cash or liquid securities are placed in a segregated account on the seller’s books. The seller (writer) of a covered put option assumes the risk of an increase in the market price of the underlying security above the sales price (in establishing the short position) of the underlying security plus the premium received, and gives up the opportunity for gain on the short position for values of the underlying security below the exercise price of the option. During the term of the option, the seller is also exposed to a decline in price of the underlying security, and is deprived of the opportunity to invest the segregated assets. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. The buyer of a put option assumes the risk of losing his entire investment in the put option. However, if the buyer of the put holds the underlying security, the loss on the put will be offset in whole or in part by any gain on the underlying security. A Portfolio Fund may purchase put options on specific securities, and may also write and sell covered and uncovered put options for both hedging and speculative purposes to pursue the Portfolio Fund’s investment objectives.

In addition, Portfolio Funds may purchase and sell call and put options on stock indexes listed on national securities exchanges or traded in the over-the-counter market for hedging or speculative purposes. A stock index fluctuates with changes in the market values of the stocks included in the index. Accordingly, successful use of options on stock indexes will be subject to the relevant Portfolio Fund Manager’s ability to correctly evaluate movements in the stock market generally, or of a particular industry or market segment.

When writing options, a Portfolio Fund may close its position by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. If the amount paid to purchase an option is less or more than the amount received from the sale, the Portfolio Fund will, accordingly, realize a

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profit or loss. To close out a position as a purchaser of an option, the Portfolio Fund would liquidate the position by selling the option previously purchased.

Futures

Portfolio Funds may engage in the use of futures contracts in U.S. domestic markets or on exchanges located outside the United States. Foreign markets may offer advantages, such as trading opportunities or arbitrage possibilities not available in the United States, but they also may subject the Portfolio Funds to greater risk than domestic markets. For example, common clearing facilities may not exist in markets where foreign exchanges are the principal markets, and investors may look only to the broker to perform the contract. Adverse changes in the exchange rate could eliminate any profits that might be realized in trading, or a loss could be incurred as a result of those changes. Transactions on foreign exchanges may include both commodities traded on domestic exchanges and those that are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC.

A Portfolio Fund may purchase and sell stock index futures contracts. A stock index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract.

Engaging in futures transactions involves risk of loss, which could adversely affect the value of the Fund’s and the Master Fund’s net assets. No assurance can be made that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit, or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions, and potentially subjecting a Portfolio Fund to substantial losses. Successful use of futures also is subject to a Portfolio Fund Manager’s ability to correctly predict movements in the relevant market. To the extent that a transaction is entered into for hedging purposes, successful use is also subject to a Portfolio Fund Manager’s ability to evaluate the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

Futures positions may be illiquid because certain commodity exchanges limit fluctuations in certain futures contract prices during a single day by regulations referred to as “daily price fluctuation limits” or “daily limits.” Under such daily limits, during a single trading day no trades may be executed at prices beyond the daily limits. Once the price of a particular futures contract has increased or decreased by an amount equal to the daily limit, positions in that contract can neither be entered into nor liquidated unless traders are willing to effect trades at or within the limit. Futures prices have occasionally moved beyond the daily limits for several consecutive days with little or no trading. Over-the-counter instruments generally are not as liquid as instruments traded on recognized exchanges. These constraints could prevent a Portfolio Fund from promptly liquidating unfavorable positions, thereby subjecting the Portfolio Fund to substantial losses. In addition, the CFTC and various exchanges limit the number of positions that a Portfolio Fund may indirectly hold or control in particular commodities.

Foreign futures transactions involve the execution and clearing of trades on a foreign exchange. This is the case even if the foreign exchange is formally “linked” to a domestic exchange, whereby a trade executed on one exchange liquidates or establishes a position on the other exchange. No domestic organization regulates the activities of a foreign exchange, including the execution, delivery, and clearing of transactions on such an exchange, and no domestic regulator has the power to compel enforcement of the rules of the foreign exchange or the laws of the foreign country. Moreover, such laws or regulations will vary depending on the foreign country in which the transaction occurs. For these reasons, the Portfolio Funds may not be afforded certain of the protections that apply to domestic transactions, including the right to use domestic alternative-dispute-resolution procedures. In particular, funds received to margin foreign futures transactions may not be provided the same protections as funds received to margin futures transactions on domestic exchanges. In addition, the price of any foreign futures or option contract and, therefore, the potential profit and loss resulting therefrom, may be affected by any fluctuation in the foreign exchange rate between the time the order is placed and the foreign futures contract is liquidated or the foreign option contract is liquidated or exercised.

Swap Agreements

A Portfolio Fund may enter into a variety of swap agreements, including equity, interest rate, and index and currency rate swap agreements. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Swap agreements are contracts entered into by two parties (primarily institutional investors) for periods ranging from a few weeks to more than a year. In a standard swap transaction, the parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped”

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between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. Additional forms of swap agreements include (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or “cap;” (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or “floor;” and (iii) interest rate collars, under which a party sells a cap and purchases a floor (or vice versa) in an attempt to protect itself against interest rate movements exceeding certain minimum or maximum levels. A Portfolio Fund is not limited to any particular form of swap agreement if its Portfolio Fund Manager determines that other forms are consistent with that Portfolio Fund’s investment objectives and policies.

Depending on their structure, swap agreements may increase or decrease a Portfolio Fund’s exposure to long-term or short-term interest rates, foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Portfolio Fund’s portfolio. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, individual equity values or other factors that determine the amounts of payments due to and from a Portfolio Fund. If a swap agreement calls for payments by a Portfolio Fund, the Portfolio Fund must be prepared to make such payments when due. In addition, the value of a swap agreement is likely to decline if the counterparty’s creditworthiness declines. Such a decrease in value might cause the Portfolio Fund to incur losses.

Generally, a Portfolio Fund’s obligations (or rights) under a swap agreement will be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by the parties. The risk of loss with respect to swaps is limited to the net amount of payments that the Portfolio Fund is contractually obligated to make. As such, if the counterparty to a swap defaults, a Portfolio Fund’s risk of loss consists of the net amount of payments that it is entitled to receive.

Forward Contracts

Portfolio Funds may enter into forward contracts that are not traded on exchanges and may not be regulated. There are no limitations on daily price moves of forward contracts. Banks and other dealers with which a Portfolio Fund maintains accounts may require that a Portfolio Fund deposit margin with respect to such trading. A Portfolio Fund’s counterparties are not required to continue making markets in such contracts. There have been periods during which certain counterparties have refused to continue to quote prices for forward contracts or have quoted prices with an unusually wide spread (the price at which the counterparty is prepared to buy and that at which it is prepared to sell). Arrangements to trade forward contracts may be made with only one or a few counterparties, and liquidity problems therefore might be greater than if such arrangements were made with numerous counterparties. The imposition of credit controls by governmental authorities might limit such forward trading to less than the amount that the Portfolio Fund Manager would otherwise recommend, to the possible detriment of that Portfolio Fund.

Hedging Transactions

Portfolio Funds may employ hedging techniques. These techniques could involve a variety of derivative transactions, including swaps, futures contracts, exchange-listed and over-the-counter put and call options on securities or on financial indices, forward foreign currency contracts, and various interest rate and foreign-exchange transactions (collectively, “Hedging Instruments”). Hedging techniques involve risks different than those of underlying investments. In particular, the variable degree of correlation between price movements of Hedging Instruments and price movements in the position being hedged means that losses on the hedge may be greater than gains in the value of the Portfolio Fund’s positions, or that there may be losses on both legs of a transaction. In addition, certain Hedging Instruments and markets may not be liquid in all circumstances. As a result, in volatile markets, a Portfolio Fund may not be able to close out a transaction in certain of these instruments without incurring losses. Portfolio Fund Managers may use Hedging Instruments to minimize the risk of total loss to the Portfolio Fund by offsetting an investment in one security with a comparable investment in a contrasting security. However, such use may limit any potential gain that might result from an increase in the value of the hedged position. Whether a Portfolio Fund hedges successfully will depend on the relevant Portfolio Fund Manager’s ability to predict pertinent market movements. In addition, it is not possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies, because the value of those securities is likely to fluctuate as a result of independent factors not related to currency fluctuations. Finally, the daily variation margin requirements in futures contracts might create greater financial risk than would options transactions, where the exposure is limited to the cost of the initial premium and transaction costs paid by the Portfolio Fund.

Counterparty Credit Risk

Many purchases, sales, financing arrangements, securities lending transactions and derivative transactions in which the Portfolio Funds may engage involve instruments that are not traded on an exchange. Rather, these instruments are traded between counterparties based on contractual relationships. As a result, each Portfolio Fund is subject to the risk that a

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counterparty will not perform its obligations under the related contracts. Although the Portfolio Funds expect to enter into transactions only with counterparties believed by the applicable Portfolio Fund Manager to be creditworthy, there can be no assurance that a counterparty will not default and that any Portfolio Fund will not sustain a loss on a transaction as a result.

In situations where a Portfolio Fund is required to post margin or other collateral with a counterparty, the counterparty may fail to segregate the collateral or may commingle the collateral with the counterparty’s own assets. As a result, in the event of the counterparty’s bankruptcy or insolvency, the Portfolio Fund’s collateral may be subject to the conflicting claims of the counterparty’s creditors and the Portfolio Fund may be exposed to the risk of being treated as a general unsecured creditor of the counterparty, rather than as the owner of the collateral. Portfolio Funds are subject to the risk that issuers of the instruments in which they invest and trade may default on their obligations, and that certain events may occur that have an immediate and significant adverse effect on the value of those instruments. There can be no assurance that an issuer will not default, or that an event that has an immediate and significant adverse effect on the value of an instrument will not occur, and that the Portfolio Fund will not sustain a loss on a transaction as a result.

When-Issued and Forward Commitment Securities

To reduce the risk of changes in securities prices and interest rates, a Portfolio Fund may purchase securities on a forward commitment, when-issued or delayed delivery basis. This means that delivery and payment occur on a certain date after the date of the commitment to purchase (typically one or two months later). The payment obligation and the interest rate receivable with respect to such purchases are determined when the Portfolio Fund enters into the commitment, but the Portfolio Fund does not make payment until it receives delivery from the counterparty. A Portfolio Fund may, if it is deemed advisable, sell the securities after it commits to a purchase but before delivery and settlement takes place. A Portfolio Fund may incur a gain or loss if it disposes of the right to acquire a when-issued security prior to its acquisition. In addition, there is a risk that securities purchased on a when-issued basis may not be delivered to the Portfolio Fund. In such cases, the Portfolio Fund may incur a loss. No income accrues on securities that have been purchased on a when-issued basis prior to delivery to the Portfolio Fund.

Securities purchased on a forward commitment, when-issued or delayed delivery basis are subject to changes in value based upon the public’s perception of the creditworthiness of the issuer and changes (either real or anticipated) in the level of interest rates. Purchasing securities on a when-issued or delayed delivery basis can present the risk that the yield available in the market when the delivery takes place may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment, when-issued or delayed delivery basis when a Portfolio Fund is fully, or almost fully invested, results in a form of leverage and may cause greater fluctuation in the value of the net assets of a Portfolio Fund. In addition, there is a risk that securities purchased on a when-issued or delayed delivery basis may not be delivered, and that the purchaser of securities sold by a Portfolio Fund on a forward basis will not honor its purchase obligation. In such cases, the Portfolio Fund may incur a loss.

Other Risks

Investing in the Fund involves risks other than those associated with investments made by the Portfolio Funds. Some of these risks are described below:

Incentive Allocation Arrangements

Each Portfolio Fund Manager may receive a performance or incentive allocation generally equal to 20% to 35% of the net profits earned by the Portfolio Fund that it manages. These performance incentives may create an incentive for the Portfolio Fund Managers to make investments that are riskier or more speculative than those that might have been made in the absence of the performance or incentive allocation. In addition, performance incentives will be calculated based on realized and unrealized appreciation of assets, and may be greater than if it were based solely on realized gains.

Availability of Investment Opportunities

The business of identifying and structuring investments of the types contemplated by the Fund is competitive, and involves a high degree of uncertainty. The availability of investment opportunities is subject to market conditions and may also be affected by the prevailing regulatory or political climate. No assurance can be made that the Fund will be able to identify and complete attractive investments in the future or that it will be able to invest fully its purchases. Other investment vehicles managed or advised by the Investment Manager and its affiliates may seek investment opportunities similar to those the Fund may be seeking. The Investment Manager will allocate fairly between the Fund and such other investment vehicles any investment opportunities that may be appropriate for the Fund and such other investment vehicles. Similarly, identifying attractive investment opportunities for a Portfolio Fund is difficult and involves a high degree of uncertainty. Even if a Portfolio Fund Manager identifies an attractive investment opportunity, a Portfolio Fund may not be permitted to take advantage of the opportunity to the fullest extent desired.

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Control Positions

Portfolio Funds may take control positions in companies. The exercise of control over a company imposes additional risks of liability for environmental damage, product defects, failure to supervise and other types of liability related to business operations. In addition, the act of taking a control position, or seeking to take such a position, may itself subject a Portfolio Fund to litigation by parties interested in blocking it from taking that position. If such liabilities were to arise, or if such litigation were to be resolved in a manner that adversely affected the Portfolio Funds, those Portfolio Funds would likely incur losses on their investments.

Inadequate Return

No assurance can be given that the returns on the Fund’s investments will be proportionate to the risk of investment in the Fund. Potential Shareholders should not commit money to the Fund unless they have the resources to sustain the loss of their entire investment.

Inside Information

From time to time, the Fund, the Master Fund or a Portfolio Fund or their respective affiliates may come into possession of material, non-public information concerning an entity or issuer in which the Fund, the Master Fund or a Portfolio Fund has invested or may invest. The possession of such information may limit the Fund’s, the Master Fund’s or the Portfolio Fund’s ability to buy or sell securities of the issuer.

Recourse to the Fund’s Assets

The Fund’s assets, including any investments made by the Fund, any interest in the Master Fund and any interest in the Portfolio Funds held by the Master Fund, are available to satisfy all liabilities and other obligations of the Fund. If the Fund becomes subject to a liability, parties seeking to have the liability satisfied may have recourse to the Fund’s assets generally and not be limited to any particular asset, such as the asset representing the investment giving rise to the liability.

Possible Exclusion of Shareholders Based on Certain Detrimental Effects

The Fund may repurchase Fund Shares held by a Shareholder or other person acquiring Shares from or through a Shareholder, if: (i) the Shares have been transferred or have vested in any person other than by operation of law as the result of the death, dissolution, bankruptcy, insolvency or adjudicated incompetence of the Shareholder; (ii) ownership of the Shares by the Shareholder or other person likely will cause the Fund to be in violation of, require registration of any Shares under, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction; (iii) continued ownership of the Shares by the Shareholder or other person may be harmful or injurious to the business or reputation of the Fund, or may subject the Fund or any Investor to an undue risk of adverse tax or other fiscal or regulatory consequences; (iv) any of the representations and warranties made by the Shareholder or other person in connection with the acquisition of the Shares was not true when made or has ceased to be true; (v) the Shareholder is subject to special regulatory or compliance requirements, and the Fund determines that the Shareholder is likely to be subject to additional regulatory or compliance requirements under these special laws or regulations by virtue of continuing to hold the Shares; (vi) the Shareholder’s investment balance falls below $25,000; or (vii) the Fund or the Board determines that the repurchase of the Shares would be in the interest of the Fund. These provisions may, in effect, deprive a Shareholder in the Fund of an opportunity for a return that might be received by other Shareholders.

Potential Significant Effect of the Performance of a Limited Number of Investments or Strategies

The Investment Manager expects that the Master Fund will participate in multiple investments. The Master Fund may, however, make investments in a limited number of the Portfolio Funds and Portfolio Funds may make investments in a limited number of portfolio companies. In either instance, these limited numbers of investments may have a significant effect on the performance of the Master Fund and, in turn, the Fund. In addition, the Master Fund may invest a substantial portion of its assets in Portfolio Funds that follow a particular investment strategy. In such event, the Master Fund and, in turn, the Fund, would be exposed to the risks associated with that strategy to a greater extent than it would if the Fund’s assets were invested more broadly among Portfolio Funds pursuing various investment strategies.

Tax Risks

Special tax risks are associated with an investment in the Fund. The Fund and the Master Fund each intend to qualify and elect to be treated as a “regulated investment company” or “RIC” under Subchapter M of the Code. As such, the Fund and the Master Fund each must satisfy, among other requirements, certain ongoing asset diversification, source-of-income and annual distribution requirements. Each of these ongoing requirements for qualification for the favorable tax treatment available to RICs requires that the Master Fund obtain information from or about the Portfolio Funds in which the Master Fund invests.

Steben Select Multi-Strategy Fund Prospectus	Page 49

The Master Fund may invest in Portfolio Funds treated as partnerships for U.S. federal income tax purposes. In such cases, the Master Fund will be treated as receiving its proportionate share of each item of gross income earned by the partnership and must look through to the character of such items of gross income earned by the partnership in applying the RIC qualifying income test. Income derived by the Master Fund from an investment in a partnership is treated as qualifying income for RIC purposes only to the extent such income is attributable to items of partnership income that would be qualifying income if received directly by the Master Fund. Although some Portfolio Fund strategies (e.g. long-short equity funds) generate income that would be qualifying income for RIC purposes, other strategies (e.g., commodity funds, energy funds and real estate funds) produce income that would not be “good” income for RIC qualification purposes. Similarly, the Master Fund would look through the partnership to the partnership’s underlying assets for purposes of analyzing the Fund’s asset diversification. The Master Fund will closely monitor its investments in funds that are treated as partnerships in order to assure the Fund’s compliance with Subchapter M requirements. The Master Fund also will need to rely upon information reported to it by partnership Portfolio Funds for purposes of determining income required to be distributed by the Fund and the Master Fund for RIC qualification purposes, for purposes of avoiding corporate income tax and for purposes of avoiding the nondeductible 4% excise tax, and such Portfolio Funds may not provide the necessary information within the time period needed by the Fund and the Master Fund for such purposes.

If before the end of any quarter of its taxable year, the Master Fund believes that it may fail the asset diversification requirement, the Master Fund may seek to take certain actions to avert such a failure. The Master Fund may try to acquire additional interests in Portfolio Funds to bring itself into compliance with the asset diversification test. However, the action frequently taken by RICs to avert such a failure, the disposition of non-diversified assets, may be difficult for the Master Fund to pursue because the Master Fund may redeem its interest in a Portfolio Fund only at certain times specified by the governing documents of each respective Portfolio Fund. While relevant tax provisions afford the Master Fund a 30-day period after the end of the relevant quarter in which to cure a diversification failure by disposing of non-diversified assets, the constraints on the Master Fund’s ability to effect a redemption from a Portfolio Fund referred to above may limit utilization of this cure period. In certain cases, the Master Fund may be afforded a longer cure period under savings provisions contained in the Regulated Investment Company Modernization Act of 2010. However, the Fund and Master Fund may be subject to a penalty tax in connection with use of those savings provisions. So long as the Master Fund meets its asset diversification requirements, the Fund also will be treated as meeting those asset diversification requirements.

If the Master Fund fails to satisfy the asset diversification or other RIC requirements, it and the Fund may each lose its status as a RIC under the Code. In that case, all of its taxable income would be subject to U.S. federal income tax at regular corporate rates without any deduction for distributions to Shareholders. In addition, all distributions (including distributions of net capital gain) would be taxed to their recipients as dividend income to the extent of the applicable Fund’s current and accumulated earnings and profits. Accordingly, disqualification as a RIC would have a material adverse effect on the value of the Fund’s Shares and the amount of the Fund’s distributions. In addition, the Master Fund is required each December to make certain “excise tax” calculations based on income and gain information that must be obtained from the underlying Portfolio Funds. If the Master Fund does not receive accurate information from the Portfolio Funds, the Master Fund and the Fund risk failing to satisfy the Subchapter M qualification tests and/or incurring the excise tax on undistributed income. See “Tax Considerations.”

In addition, the Master Fund invests in Portfolio Funds located outside the United States, which will be treated as passive foreign investment companies (“PFICs”). The Master Fund’s investment in PFICs may involve costs or other inefficiencies, including U.S. withholding taxes and certain foreign taxes that the Master Fund does not incur when it invests in domestic Portfolio Funds. Such costs and inefficiencies could reduce the return on the Master Fund’s investment in such Portfolio Funds. See “Tax Considerations – Passive Foreign Investment Companies”.

_____________________________________

The success of a Portfolio Fund’s investment and trading activities will depend on the ability of the relevant Portfolio Fund Manager to identify investment opportunities and to exploit price discrepancies in capital markets, or specific sectors thereof. The Fund should be considered a speculative investment, and you should invest in the Fund only if you can sustain a complete loss of your investment.

____________________________________LIMITS OF RISK DISCLOSURES__________________________________

The above discussions of the various risks associated with the Fund, the Master Fund and the Shares are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. Prospective Shareholders should read this entire Prospectus and consult with their own advisors before deciding whether to invest in the Fund. In addition, as the Fund’s and Master Fund’s investment program or market conditions change or develop over time, an investment in the Fund may be subject to risk factors not described in this Prospectus.

Steben Select Multi-Strategy Fund Prospectus	Page 50

___________________________________MANAGEMENT OF THE FUND____________________________________

The Board of Trustees

The Fund’s Board has overall responsibility for the management and supervision of the business operations of the Fund and monitoring and overseeing the Fund’s investment program. A majority of the Trustees are Independent Trustees. To the extent permitted by the Investment Company Act and other applicable law, the Board may delegate any of its rights, powers and authority to, among others, any person, including without limitation, the officers of the Fund, the Investment Manager or any committee of the Board.

The Investment Manager

Subject to the general supervision of the Board and in accordance with the investment objective, policies, and restrictions of the Fund, the Investment Manager is responsible for the management and operation of the Fund and the selection of the Portfolio Funds and Portfolio Fund Managers with which the Fund indirectly invest its assets pursuant to the Investment Management Agreement (as defined below). The Investment Manager also serves as investment adviser to the Master Fund pursuant to an investment management agreement.

The Investment Manager is registered as an investment adviser under the Advisers Act and has principal offices at 9711 Washingtonian Boulevard, Suite 400, Gaithersburg, Maryland 20878. The Investment Manager is also registered with the CFTC as a commodity pool operator and swap firm and is a member of the National Futures Association, although it does not act in such capacity with respect to the Fund or the Master Fund. Additionally, the Investment Manager is registered with the SEC as a broker-dealer and is a member of FINRA. The Investment Manager provides investment advisory services for public and private commodity pools and registered investment companies.

The Investment Manager’s Investment Committee members responsible for management, selection and oversight of the Fund are experienced and educated investment professionals with a long performance record in alternative investments. They have identified, evaluated, structured, managed and monitored billions of dollars in a wide range of alternative investments and maintain a strong network within the alternative investment community as a result of their experience. The Investment Manager and its personnel maintain relationships with a large number of managers. The Investment Manager believes that, among other things, as a result of these contacts the Fund should have access to a large number of Portfolio Funds from which to select. The Investment Committee is comprised of Kenneth E. Steben, John Dolfin and Basak Akiska. Mr. Dolfin has the primary investment responsibility for the Fund. The Investment Manager’s investment professionals will devote such time to the ongoing operations of the Fund as they deem appropriate in order to implement and monitor their investment program.

The personnel of the Investment Manager who have primary responsibility for management of the Fund are:

Kenneth E. Steben is the President and Chief Executive Officer of the Investment Manager. Mr. Steben received his Bachelor’s Degree in Interdisciplinary Studies, with a concentration in Accounting in 1979 from Maharishi University of Management. Mr. Steben became a licensed stock and bond broker and a financial adviser in 1981. He holds his Series 3, 5, 7, 24, 63 and 65 FINRA licenses, and has been a CFTC listed Principal and registered as an Associated Person of Steben & Company since March 15, 1989.

John Dolfin is the Chief Investment Officer of the Investment Manager. Mr. Dolfin earned a Bachelor’s degree in Philosophy, Politics and Economics from Oxford University in 1993, and a Masters in Economics from Yale University in 1996. Previously, he served as Director and Head of Macro and CTA Strategies at Merrill Lynch Wealth Management, a financial advisory firm, from July 2006 to June 2010.  More recently, he served as Managing Director in the Liquid Strategies Group at SAFANAD Inc., an investment management firm, from June 2010 to February 2011.  From March to July 2011, he was engaged in various personal projects. Mr. Dolfin has been a CFA charter holder since 2005 and has been a CFTC listed Principal of Steben & Company since July 2, 2012.

Basak Akiska is Director of Operational Due Diligence at Steben & Company. Ms. Akiska earned a Bachelor’s degree in Management from University of Massachusetts Amherst in 1999 and a Masters in Accounting from University of Virginia in 2000. Previously, she served as Senior Due Diligence Analyst at FRM/MAN Investments, a financial advisory firm, from June 2006 to February 2013. Prior to that, Ms. Akiska served as an Internal Audit Manager at XL Capital, and as an Audit Manager at Ernst & Young LLP, an independent public accounting firm. Ms. Akiska has acquired her CPA license in 2004 (currently inactive).

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The SAI provides additional information about the Investment Committee members’ and portfolio manager’s compensation, other accounts they manage and their ownership of Shares in the Fund. A discussion of the factors considered by the Trustees when last approving each Investment Management Agreement for the Fund and the Master Fund is contained in the Shareholder Report of the Fund and the Master Fund covering the period ended March 31, 2015.

In consideration of the advisory and other services provided by the Investment Manager to the Master Fund pursuant to the Investment Management Agreement, the Master Fund pays the Investment Manager a monthly fee of 1.25% on an annualized basis of the net asset value of outstanding Shares of the Master Fund determined as of the last calendar day of that month before giving effect to any purchases or repurchases of Shares or any distributions by the Master Fund. The Management Fee is paid out of and reduces the Master Fund’s net assets. So long as the Fund invests substantially all of its investable assets in the Master Fund, the Fund will not directly pay the Investment Manager an investment management fee; however, the Fund’s Shareholders bear an indirect share of the Investment Management Fee through the Fund’s investment in the Master Fund. See “Management Agreement” in the SAI.

Other Service Providers to the Fund

Administrator and Transfer Agent. U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, WI 53202, serves as the Administrator and Transfer Agent of the Fund and the Master Fund (“Administrator”) and has the responsibility for providing administrative transfer agency services, including dividend reinvestment administration and transfer agent services, and for assisting the Fund and the Master Fund with its operational needs, pursuant to the Administration Agreement. In consideration for these services, the Fund bears its share of the Administrator’s monthly Administration Fee, which is based on the month-end net assets of the Master Fund. In addition, the Administrator charges a fee for certain other services, and is entitled to reimbursement of certain expenses. The SAI provides additional information about the Administrator.

Custodian. [____]. serves as the Custodian. The Custodian’s principal business address is [____].

Distributor. [____] serves as the Distributor of the Fund. The SAI provides additional information about the Distributor. The Distributor’s principal business address is [_____]. The Distributor acts as the distributor of the Shares on a best efforts basis, subject to various conditions. Shares may be offered through Intermediaries that have entered into an arrangement with the Distributor. Neither the Distributor nor any Selling Agents or RIAs are obligated to buy any Shares from the Fund. There is no minimum aggregate amount of Shares required to be purchased in the offering.

___________________________________CONFLICTS OF INTEREST________________________________________

The Investment Manager engages in a broad spectrum of activities, including asset management activities, sponsoring and managing private investment funds, engaging in broker-dealer transactions, and other activities. In the ordinary course of business, the Investment Manager engages in activities in which the Investment Manager’s interests or the interests of its clients may conflict with the interests of the Fund, the Master Fund or the Shareholders. The discussion below sets out certain conflicts of interest that may arise; conflicts of interest not described below also may exist. The Investment Manager can give no assurance that any conflicts of interest will be resolved in favor of the Fund, the Master Fund or the Shareholders. In acquiring Shares, a Shareholder will be deemed to have acknowledged the existence of potential conflicts of interest relating to the Investment Manager and to the Fund’s operating in the face of those conflicts.

Transactions by the Investment Manager and Portfolio Fund Managers – The Investment Manager and Portfolio Fund Managers may pursue acquisitions of assets and businesses and identification of an investment opportunity in connection with its existing businesses or a new line of business without first offering the opportunity to the Master Fund or the Portfolio Fund. Such an opportunity could include a business or a fund manager that competes with the Fund, the Master Fund or a Portfolio Fund in which the Master Fund or Portfolio Fund has invested or proposes to invest. For example, the market may be unable to fully absorb orders for the purchase or sale of particular investments placed by the Investment Manager or Portfolio Fund Manager for its client (the Master Fund or Portfolio Fund, as the case may be) and other clients at prices and in quantities that would be obtainable if the same were being placed only by the Master Fund or Portfolio Fund.

Asset Management Activities – The Investment Manager conducts other asset management activities, including sponsoring unregistered investment funds. The Investment Manager’s investment management activities may present conflicts if the Master Fund and these other investment or funds either compete for the same investment opportunity or pursue investment strategies counter to each other. Under existing applicable legal requirements, the Investment Manager is prohibited from investing the assets of the Master Fund in a Portfolio Fund that is advised by the Investment Manager.

Voting Rights in Private Funds – From time to time, sponsors of Portfolio Funds may seek the approval or consent of the investors in the Portfolio Funds in connection with certain matters. In such a case, the Investment Manager will have

Steben Select Multi-Strategy Fund Prospectus	Page 52

the right to vote in its discretion the interest in the Portfolio Fund held by the Master Fund, on behalf of the Master Fund. The Investment Manager will consider only those matters it considers appropriate in taking action with respect to the approval or consent. Business relationships may exist between the Investment Manager, on the one hand, and the Portfolio Fund Managers and affiliates of the Portfolio Funds, on the other hand, other than as a result of the Master Fund’s investment in the Portfolio Funds. As a result of these existing business relationships, the Investment Manager may face conflict of interest acting on behalf of the Fund, the Master Fund and its Shareholders.

The Master Fund may, for regulatory reasons such as to avoid potential affiliation issues, limit the amount of voting securities it holds in any particular Portfolio Fund, and may as a result hold all or a substantial portion of its interests in non-voting form. This may entail the Master Fund subscribing for a class of securities that is not entitled to vote or contractually waiving voting rights.

Diverse Shareholders; Relationships with Shareholders – The Shareholders are expected to include entities organized under U.S. law and in various jurisdictions that may have conflicting investment, tax and other interests with respect to their investments in the Fund. The conflicting interests of individual Shareholders may relate to or arise from, among other things, the nature of investments made by the Master Fund, the structuring of the acquisition of investments of the Master Fund, and the timing of disposition of investments. This structuring of the Master Fund’s investments and other factors may result in different returns being realized by different Shareholders. Conflicts of interest may arise in connection with decisions made by the Investment Manager, including decisions with respect to the nature or structuring of investments that may be more beneficial for one Shareholder than for another, especially with respect to Shareholders’ individual tax situations. In selecting Portfolio Funds for the Master Fund, the Investment Manager will consider the investment and tax objectives of the Fund and the Master Fund as a whole, not the investment, tax or other objectives of any particular Shareholder.

Relationships with Intermediaries – The Investment Manager makes certain ongoing payments to Intermediaries from its own resources. Thus, Intermediaries and their financial advisors may have a conflict, when advising investors and prospective investors, between their interest in advising such persons for the benefit of such investors and their interest in receiving or continuing to receive such compensation. In addition, the Investment Manager’s relationship with certain Intermediaries that have affiliates that sponsor portfolio funds in which the Master Fund may invest and which may be affiliated with certain sponsors of portfolio funds that are otherwise unaffiliated with the Master Fund, may create an incentive for the Investment Manager to favor such affiliates of an Intermediary over other investment funds when selecting the Portfolio Funds for the Master Fund.

Other Advisory Clients – The Investment Manager provides investment management services to other clients, and may do so regardless of whether the investment policies of those clients are similar to or differ from, those of the Fund or the Master Fund. In addition, the Investment Manager may give advice and take action in the performance of its duties to clients that may differ from advice given, or the timing and nature of action taken, with respect to the Fund and the Master Fund. The Investment Manager will not have any obligation to purchase or sell, or recommend for purchase or sale, for the account of the Fund or the Master Fund any investment or other property that the Investment Manager may purchase or sell, or recommend for purchase or sale, for its own account or the account of any other client. By reason of investment and other activities, the Investment Manager may from time to time acquire privileged and/or confidential information about corporations or other entities and their securities and such entities will not be free to divulge such information to the Investment Manager or to the Fund, the Master Fund or to otherwise act upon it.

Management of the Fund and the Master Fund – Personnel of the Investment Manager will devote such time as the Investment Manager and its affiliates, in their discretion, deem necessary to carry out the operations of the Fund and the Master Fund effectively. Officers and employees of the Investment Manager also will work on other projects for the Investment Manager (including other clients served by the Investment Manager), and conflicts of interest may arise in allocating management time, services or functions among these projects.

Indemnities – Pursuant to the various agreements with the Fund and the Master Fund, the Investment Manager, the Distributor, the Administrator, the Intermediaries and certain of the affiliates of each of these are entitled to indemnities from the Fund and the Master Fund for certain liabilities, costs and expenses they incur in respect of the Fund or the Master Fund.

Determination of Fair Value – In determining the fair value of its assets not traded on regulated exchanges, subject to procedures adopted by the Board, the Fund and the Master Fund will typically rely on values provided by the Investment Manager and the Portfolio Fund Managers. The Investment Manager and the Portfolio Fund Managers generally will face a conflict of interest in valuing such securities because these values will affect their compensation.

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_________________________________________FUND EXPENSES___________________________________________

The Fund and the Master Fund pay all of their expenses other than those that the Investment Manager assumes, if any. Each Class pays its own expenses and shares those Fund level expenses on a pro rata basis. The Fund’s fees and expenses will decrease the returns of the Fund. The SAI provides additional information about the Fund’s expenses.

The Portfolio Funds will incur various fees and expenses in connection with their operations. In addition, the Master Fund will pay management and incentive or performance based fees to the Portfolio Funds, which effectively reduce the investment returns of the Portfolio Funds and thus the returns of the Fund and the Master Fund. These expenses and fees are in addition to those incurred by the Fund and the Master Fund directly.

Pursuant to an Operating Services Agreement with the Fund, the Fund has agreed to pay the Investment Manager 0.30% of the Fund’s monthly assets and the Investment Manager has contractually agreed to pay all of the Fund’s ordinary fund-wide expenses including the Fund’s organizational and offering expenses but not the following Fund expenses: the Management Fee, the Distribution and Service Fees, borrowing costs, interest expenses, brokerage commissions and other transaction and investment-related costs, Portfolio Fund and Portfolio Fund Manager fees and expenses, taxes, litigation and indemnification expenses, judgments and other extraordinary or non-recurring expenses not incurred in the ordinary course of the Fund’s business. This Operating Services Agreement may be terminated at any time by the Board. The Master Fund has entered into a similar operating services agreement with the Investment Manager for 0.15% of the Master Fund’s monthly assets.

_________________________________DISTRIBUTION AND SERVICE FEES_________________________________

***The Distributor serves as the distributor of Fund Shares on a reasonable best efforts basis, subject to various conditions. Fund’s Shares may be purchased by Eligible Shareholders through the Distributor and through Selling Agents that have entered into selling agreements with the Distributor, as well as through RIAs that have entered into an arrangement with the Distributor. Neither the Distributor nor any Intermediary is obligated to buy from the Fund any of the Shares. There is no minimum aggregate amount of Shares of the Fund required to be purchased in the offering.

The Fund pays the Distributor or a designee a Class A Distribution and Service Fee for the Class A Shares equal to 0.75% (on an annualized basis) of the Fund’s Class A Shares average month-end net assets, payable monthly in arrears. For the Class I Shares, the Fund pays to the Distributor or a designee a Class I Distribution and Service Fee for the Class I Shares equal to 0.25% (on an annualized basis) of the Fund’s Class I Shares average month-end net assets, payable monthly in arrears. The Distributor or designee may transfer or re-allow a portion of the Distribution and Service Fees to certain Intermediaries. The Investment Manager also may pay a fee out of its own resources to Intermediaries.

The Class A Distribution and Service Fee is paid out of the aggregate net assets attributable to all Class A Shares, and the Class I Distribution and Service Fee is paid out of the aggregate net assets attributable to all Class I Shares. As such, Shareholders of each Class will bear their pro rata portion of the Class A Distribution and Service Fees or Class I Distribution and Service Fees, respectively, regardless of how long they have owned their Shares.

Pursuant to the conditions of an exemptive order issued by the SEC, the Class A Distribution and Service Fee and Class I Distribution and Service Fee are paid pursuant to plans adopted by the Fund in compliance with the provisions of Rule 12b-1 under the Investment Company Act with respect to Class A Shares (“Class A Plan”) and Class I Shares (“Class I Plan”), respectively. The Distribution and Service Fees serve as a vehicle for the Fund to pay the Distributor for payments it makes to Intermediaries and for the Distributor’s for ongoing investor servicing. The Distributor may pay all or a portion of the Distribution and Service Fees it receives to Intermediaries. However, the portion of the 0.75% fee under the Class A Plan designated for regulatory purposes as service fees, for the provision of personal investor services as defined under applicable rules, will be deemed not to exceed 0.25% of the Fund’s net assets attributable to Class A Shares.

A portion of the Distribution and Services Fees may be paid for ongoing investor servicing. The types of investor services provided include, but are not limited to: advising Shareholders of the net asset value of their Shares; advising Shareholders with respect to making repurchases of Shares; providing information to Shareholders regarding general market conditions; providing Shareholders with copies of the Fund’s Prospectus (if requested), annual and interim reports, proxy solicitation materials, tender offer materials, privacy policies, and any other materials required under applicable law; handling inquiries from Shareholders regarding the Fund, including but not limited to questions concerning their investments in the Fund, Shareholder account balances, and reports and tax information provided by the Fund; assisting in the enhancement of relations and communications between such Shareholders and the Fund; assisting in the establishment and maintenance of such Shareholders’ accounts with the Fund; assisting in the maintenance of Fund records containing Shareholder information, such as changes of address; providing such other information and liaison services as the Fund may reasonably request; and other matters as they arise from time to time.

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These arrangements may result in receipt by the Selling Agents and their personnel (who themselves may receive all or a substantial part of the relevant payments) or RIAs of compensation in excess of that which otherwise would have been paid in connection with servicing shareholders of a different investment fund. A prospective investor with questions regarding these arrangements may obtain additional detail by contacting the Intermediary directly. Prospective investors also should be aware that these payments could create incentives on the part of an Intermediary to view the Fund more favorably relative to investment funds not making payments of this nature or making smaller such payments. Such payments may be different for different Intermediaries. The Investment Manager may pay from its own resources additional compensation to Intermediaries in connection with sale of Shares or servicing of Shareholders.

Intermediaries may in addition charge a fee directly to investors for their services in conjunction with an investment in the Fund and/or maintenance of investor accounts. Such a fee will be in addition to any fees charged or paid by the Fund and will reduce the amount of an investor’s investment in the Fund. The payment of any such fees, and their impact on a particular investor’s investment returns, would not be reflected in the returns of the Fund. Shareholders should direct any questions regarding such fees to the relevant Intermediary.

The Fund is indirectly subject to a FINRA cap on compensation paid to FINRA member firms. The cap includes any placement agent fees and investor distribution and/or service fees. The maximum compensation payable to all FINRA member firms (in the aggregate) participating in the Fund's distribution will be 6.25% of the Fund's offering proceeds.

_____________________________________________VOTING_______________________________________________

Fund Shareholders have the right to cast a number of votes equal to the number of Shares held by such Shareholder at a meeting of Shareholders called by the Board. Shareholders will be entitled to vote on any matter on which shareholders of a registered investment company organized as a corporation would be entitled to vote, including certain elections of a Trustee and approval of the Investment Management Agreement, in each case to the extent that voting by Shareholders is required by the Investment Company Act. Notwithstanding their ability to exercise their voting privileges, Shareholders in their capacity as such are not entitled to participate in the management or control of the Fund’s business, and may not act for or bind the Fund.

____________________________________LIMITATIONS ON LIQUIDITY____________________________________

The Fund and the Master Fund are organized as closed-end management investment companies. Closed-end funds differ from open-end management investment companies, commonly known as mutual funds, in that closed-end fund shareholders do not have the right to redeem their shares on a daily basis. In order to meet daily redemption requests, mutual funds are subject to more stringent regulatory limitations than closed-end funds. In particular, a mutual fund generally may not invest more than 15% of its assets in illiquid securities. However, private investment funds or hedge funds (actively managed portfolios of investments that use advanced investment strategies such as leveraged, long, short and derivative positions with the goal of generating high returns either in an absolute sense or relative to a market benchmark), such as the Portfolio Funds, are often illiquid. For this reason, the Fund and the Master Fund are organized as closed-end funds. See “Risk Factors and Types of Investments.”

The Portfolio Funds in which the Master Fund invests may have limitations on withdrawals, such as quarterly withdrawals with notice provisions or even more limited withdrawal rights. The Fund’s and the Master Fund’s portfolio is not subject to any minimum liquidity requirement imposed by the Investment Company Act. However, to manage the Master Fund’s liquidity and comply with the Code, the Investment Manager will cause the Master Fund to structure its portfolio such that the Master Fund meets the tests under the Code discussed in this Prospectus.

The Investment Manager will structure the Master Fund’s portfolio in a manner that the Investment Manager reasonably believes will enable it to make periodic repurchase offers for shares. However, this should not be construed by Shareholders or prospective investors to mean that the Fund provides investors with liquidity. The Shares will not be listed on any securities exchange and it is not anticipated that a secondary market for shares will develop. The Shares are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the Fund’s Declaration of Trust. Although the Fund expects to offer to repurchase shares on a quarterly basis or from time to time, at the discretion of the Board, Shares will not be redeemable at a Shareholder’s option, nor will they be exchangeable for shares or interests of any other fund. As a result, an investor may not be able to sell or otherwise liquidate his, her or its Shares. The Shares are appropriate only for those investors who do not require a liquid investment and who are aware of the risks involved in investing in the Fund. To the extent that an investor requires that a portion of its investment portfolio provide liquidity, such portion should not be invested in the Fund.

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____________________________________ELIGIBLE SHAREHOLDERS_____________________________________

Shareholders who meet the qualifications set forth in this Prospectus are referred to as “Eligible Shareholders.” To qualify as an Eligible Investor, each investor in the Fund must certify that he, she or it is an Eligible Investor, as described below.

Each prospective investor will be required to complete signature pages of the Fund’s investment application, and must certify there, among other things, that such investor meets the Eligible Investor qualifications, that such investor meets additional eligibility criteria, and that they will not transfer their Shares (or any portion thereof) except in accordance with the Declaration of Trust.

In general, an individual is an Eligible Investor if such individual: (i) has a net worth (or a joint net worth with that person’s spouse) immediately prior to the time of purchase in excess of $1 million, excluding the value of the individual’s primary residence; or (ii) an individual who has income in excess of $200,000 (or joint income with the investor’s spouse in excess of $300,000) in each of the two preceding years and has a reasonable expectation of reaching the same income level in the current year. Other eligible investor standards applicable to companies and other investors are set forth in the application. Shareholders who meet the qualifications set forth in this Prospectus and the application are referred to as Eligible Shareholders. See Appendix A for a complete list of criteria.

An investment in the Fund involves risks and it is possible that an investor may lose some or all of its investment. In addition, an investment in the Fund is not liquid and investors should provide for adequate liquidity outside of their investment in the Fund to meet their foreseeable liquidity needs. Before making an investment decision, an investor and/or its adviser should (i) consider the suitability of this investment with respect to its investment objectives and personal situation and (ii) consider factors such as its personal net worth, income, age, risk tolerance, and liquidity needs. See “Risk Factors and Types of Investments.” Short-term investors and investors who cannot bear the loss of some or all of their investment and/or the risks associated with a lack of liquidity should not invest in the Fund.

_______________________________________PURCHASING SHARES_______________________________________

The Fund offers two classes of Shares. Purchases of Class A Shares or Class I Shares may be submitted to, and are received by, the Fund throughout any given month, but are accepted at the same time once per month. All purchases accepted by the Fund are accepted at the end of the month, and the net asset value of Class A Shares or Class I Shares is determined as of the close of business on the last calendar day of that month. Purchases accepted by the Fund become effective as of the opening of business on the first calendar day of the month (each such day, a “Purchase Date”) based on the previous month-end net asset value of the relevant class of Shares. It is expected that the net asset value of Class A Shares and Class I Shares will vary over time as a result of the differing fees and expenses applicable to different classes.

Fund’s Shares are offered and may be purchased on a monthly basis or at such other times as may be determined by the Board. The Board may discontinue the Fund’s accepting purchase orders at any time. Shares will be sold at the then-current NAV as of the date on which the purchase order is accepted. A sales load of up to 3.00% may be charged by the Intermediaries for purchases of Class A Shares. No sales load is charged for Class I Shares. Shares are not available in certificated form.

The minimum initial investment in the Fund by any investor is $25,000, and the minimum additional investment in the Fund by any investor is $5,000. However, the Fund, in its sole discretion, may accept initial or additional investments below the stated minimum initial or additional investment amounts. Certain Intermediaries may impose higher minimums. Except as otherwise permitted by the Board, initial and subsequent purchases of Shares will be payable in cash. Each initial or subsequent purchase of Shares will be payable in one installment that will be due prior to the proposed acceptance of the purchase.

A prospective investor must submit a completed Investor Application Agreement, satisfy the investor eligibility standards set forth in this Prospectus and therein and transfer funds on or prior to the acceptance date set by the Fund and communicated to prospective investors in order to be permitted to invest in the Fund. The Fund reserves the right to reject in whole or in part, in its sole discretion, any request to purchase Shares in the Fund at any time. The Fund also reserves the right to suspend or terminate the availability for purchase of Shares at any time. Existing Shareholders seeking to purchase additional Shares (other than in connection with the Dividend Reinvestment Plan) are required to qualify as Eligible Shareholders and to complete additional Investor Application Agreement prior to the additional purchase.

The Investment Manager may pay a fee out of its own resources to Intermediaries. Intermediaries may charge a fee for their services in conjunction with an investment in the Fund and/or maintenance of investor accounts. Such a fee will be in addition to any fees charged or paid by the Fund and will reduce the amount of an investor’s initial or subsequent investment in the Fund. The payment of any such fees, and their impact on a particular investor’s investment returns, would

Steben Select Multi-Strategy Fund Prospectus	Page 56

not be reflected in the returns of the Fund. Shareholders should direct any questions regarding such fees to the relevant Intermediary.

Intermediaries also may impose terms and conditions on investor accounts and investments in the Fund that are in addition to the terms and conditions set forth in this Prospectus. Such terms and conditions are not imposed by the Fund, the Distributor or any other service provider of the Fund. Any terms and conditions imposed by an Intermediary, or operational limitations applicable to such parties, may affect or limit a Shareholder’s ability to purchase Shares, or otherwise transact business with the Fund. Shareholders should direct any questions regarding terms and conditions applicable to their accounts or relevant operational limitations to the applicable Intermediary.

______________________________________REPURCHASES OF SHARES____________________________________

No Right of Redemption

No Shareholder or other person holding Shares acquired from a Shareholder will have the right to require the Fund to redeem the Shares. No public market for Shares exists, and none is expected to develop in the future. Consequently, Shareholders may not be able to liquidate their investment other than as a result of repurchases of Shares by the Fund, as described below.

Periodic Repurchases

The Fund may from time to time repurchase Shares from Shareholders in accordance with written tenders by Shareholders at those times, in those amounts, and on terms and conditions as the Board may determine in its sole discretion. However, the Fund’s assets consist primarily of Master Fund shares. Therefore, in order to finance the repurchase of Shares pursuant to repurchase offers, the Fund may find it necessary to liquidate all or a portion of its investments in the Master Fund. Because the Fund may withdraw a portion of its investments in the Master Fund only pursuant to repurchase offers by the Master Fund, the Fund may not conduct repurchase offers for Shares unless the Master Fund simultaneously conducts a repurchase offer for its shares. In addition, the Investment Manager, which also serves as investment adviser to the Master Fund, anticipates recommending to the Master Fund’s Board that the Master Fund conduct repurchase offers on a quarterly basis in order to permit the Fund to conduct repurchase offers for Shares. However, the Master Fund’s Board retains the discretion to approve such requests and, therefore, there are no assurances that the Master Fund’s Board will, in fact, decide to undertake any repurchase offer. The Fund would be unlikely to be able to make a repurchase offer larger than a repurchase offer made by the Master Fund. The Master Fund will make repurchase offers, if any, to all investors in the Master Fund on similar terms, which may affect the size of the Fund’s repurchase offers. Consequently, the Fund will conduct repurchase offers on a schedule and in amounts that will depend on the Master Fund’s repurchase offers. In addition, the Fund may determine not to conduct a repurchase offer each time the Master Fund conducts a repurchase offer.

Subject to the discussion above, the aggregate value of Shares to be repurchased at any time will be determined by the Board in its sole discretion, and such amount may be a percentage of the value of the Fund’s outstanding Shares. If a repurchase offer is oversubscribed by Shareholders, the Fund will repurchase only a pro rata portion of the Shares tendered by each Shareholder. In determining whether the Fund should offer to repurchase Shares pursuant to written requests, the Board will consider the recommendation of the Investment Manager. The Investment Manager expects to recommend quarterly repurchases with Valuation Dates on or about March 31, June 30, September 30 and December 31 of each year. In determining whether to accept the Investment Manager’s recommendation (in whole or in part), the Board considers the following factors, among others:

•	whether any Shareholders have requested to tender Shares or portions of Shares to the Fund;
•	as discussed in more detail below, the composition and liquidity of the Fund’s assets (including fees and costs associated with the Master Fund’s withdrawing from Portfolio Funds and/or disposing of assets if any allocated to sub-advisers);
•	the investment plans and working capital of the Fund;
•	the relative economies of scale of the repurchase requests with respect to the size of the Fund;
•	the past practice of the Fund in repurchasing Shares;
•	the availability of information as to the value of the Master Fund’s interests in underlying Portfolio Funds;
•	the condition of the securities markets and the economy generally, as well as political, national or international developments or current affairs; and
•	the anticipated tax consequences of any proposed repurchases of Shares.

The Fund and the Master Fund will conduct a repurchase offer only if the Master Fund’s Board determines that payment for tendered shares would not disrupt the Master Fund’s investment program or adversely affect Shareholders that remain invested in the Master Fund.

Steben Select Multi-Strategy Fund Prospectus	Page 57

Many Portfolio Funds have lengthened the lock-up periods during which an investor must hold an investment in a Portfolio Fund and the Investment Manager believes that this trend may continue. If this trend does continue, it could negatively impact the liquidity of the Master Fund, which may force the Investment Manager to forgo investing in certain Portfolio Funds that are attractive due to the longer lock-up periods being employed, or require that the Master Fund modify its current liquidity guidelines.

The Board will determine if the Fund will offer to repurchase Shares (or portions of Shares) pursuant to written tenders only on terms that the Board deems to be fair to the Fund and the Shareholders. The amount due to any Shareholder whose Shares (or portion thereof) are repurchased will be equal to the Fund’s NAV per the Share being repurchased, as of the Valuation Date. If the Board determines that the Fund will offer to repurchase Shares, notice will be provided to Shareholders that describes the commencement date of the repurchase offer, specifies the date on which repurchase requests must be received by the Fund, and contains other information Shareholders should consider in deciding whether and how to participate in such repurchase opportunity. The expiration date of the repurchase offer (the “Expiration Date”) will be a date set by the Board occurring no sooner than 20 business days after the commencement date of the repurchase offer, provided that such Expiration Date may be extended by the Board in its sole discretion. The Fund generally will not accept any repurchase request received by it or its designated agent after the Expiration Date.

Payment by the Fund upon a repurchase of Shares will be made in part or in whole in cash or securities of equivalent value. The Fund does not generally expect to distribute securities as payment for repurchased Shares except in unusual circumstances, including if making a cash payment would result in a material adverse effect on the Fund or the Shareholders, or if the Fund has received distributions from Portfolio Funds in the form of securities that are transferable to the Shareholders. Securities that are distributed in-kind in connection with a repurchase of Shares may be illiquid. Any in-kind distribution of securities will be valued in accordance with the Fund’s valuation procedures and will be distributed to all tendering Shareholders on a proportional basis. See “Calculation of Net Asset Value and Valuation.”

In light of liquidity constraints associated with the Fund’s investments in Portfolio Funds and the possibility that the Fund may have to effect withdrawals from those Portfolio Funds to pay for Shares being repurchased, the Fund expects to employ the following repurchase procedures:

•	The value of Shares (or portions thereof) being repurchased will be determined as of the Valuation Date, which is determined by the Board in its sole discretion and generally will be approximately 65 to 70 days prior to the date that the Shares to be repurchased are valued by the Fund. As discussed above, the Investment Manager expects that it will recommend to the Board that the Fund repurchases Shares quarterly with a Valuation Date on or about March 31, June 30, September 30 and December 31 of each year.
•	The initial payment (the “Initial Payment”) in respect of a repurchase will be made in an amount equal to at least 95% of the estimated value of the repurchased Shares (or portion thereof), determined as of the Valuation Date. The Initial Payment will be made as of the later of: (1) approximately the 35th day after the Valuation Date; or (2) in the sole discretion of the Investment Manager, if the Fund has requested withdrawals of capital from any Portfolio Funds in order to fund the repurchase of Shares, within ten business days after the Fund has received at least 95% of the aggregate amount so requested to be withdrawn by the Fund from the Portfolio Funds (the “Portfolio Fund Payment Date”).
•	The second and final payment (the “Final Payment”) is expected to be in an amount equal to the excess, if any, of: (1) the value of the repurchased Shares (or portion thereof), determined as of the Valuation Date based upon the results of the annual audit of the Fund’s financial statements for the fiscal year in which the Valuation Date of such repurchase occurred; over (2) the Initial Payment. The Investment Manager anticipates that the annual audit of the Fund’s financial statements will be completed within 60 days after the end of each fiscal year of the Fund and that the Final Payment will be made as promptly as practicable after the completion of such audit.
•	Although the amounts required to be paid by the Fund will generally be paid in cash, the Fund may, under certain limited circumstances, pay all or a portion of the amounts due by an in-kind distribution of securities.

The repurchase of Shares is subject to regulatory requirements imposed by the SEC. The Fund’s repurchase procedures are intended to comply with such requirements. However, in the event that the Board determines that modification of the repurchase procedures described above is required or appropriate, the Board will adopt revised repurchase procedures as necessary to ensure the Fund’s compliance with applicable regulations or as the Board in its sole discretion deems appropriate. Following the commencement of an offer to repurchase Shares, the Fund may suspend, postpone or terminate such offer in certain circumstances upon the determination of a majority of the Board, including a majority of the Trustees, that such suspension, postponement or termination is advisable for the Fund and its Shareholders, including, without limitation, circumstances as a result of which it is not reasonably practicable for the Fund to dispose of its investments, to determine the value of its net assets, or other unusual circumstances as determined in the Board’s sole discretion.

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Each Shareholder whose Shares (or portion thereof) have been accepted for repurchase will continue to be a Shareholder of the Fund until the Valuation Date (and thereafter if its Shares are repurchased in part) and may exercise its voting rights with respect to the repurchased Shares (or portion thereof) until the Valuation Date. Moreover, the Shares held by a Shareholder whose Shares (or portion thereof) have been accepted for repurchase will reflect the net profits or net losses of the Fund through the Valuation Date, and such Shareholder’s account shall not be adjusted for the Shares repurchased, as a result of the repurchase, prior to the Valuation Date.

Upon its acceptance of tendered Shares or portions thereof for repurchase, the Fund will utilize (1) cash, (2) liquid securities, (3) borrowings, or (4) interests in Portfolio Funds that the Fund has requested be withdrawn (or any combination thereof) for payment thereon.

Payments for repurchased Shares may require the Master Fund to liquidate portfolio holdings in Portfolio Funds earlier than the Investment Manager otherwise would liquidate such holdings, potentially resulting in losses, and may increase the Fund’s portfolio turnover. The Investment Manager intends to take measures to attempt to avoid or minimize such potential losses and turnover. The Fund may, but need not, maintain cash or borrow money to meet repurchase requests. Such a practice could increase the Fund’s operating expenses and impact the ability of the Fund to achieve its investment objective.

Intermediaries also may impose terms and conditions on investor accounts and investments in the Fund that are in addition to the terms and conditions set forth in this Prospectus. Such terms and conditions are not imposed by the Fund, the Distributor or any other service provider of the Fund. Any terms and conditions imposed by an Intermediary, or operational limitations applicable to such parties, may affect or limit a Shareholder’s ability to tender Shares for repurchase, or otherwise transact business with the Fund. Shareholders should direct any questions regarding terms and conditions applicable to their accounts or relevant operational limitations to their Intermediary.

A Shareholder who tenders some but not all of the Shareholder’s Shares for repurchase will be required to maintain a minimum account balance of $25,000 in the Fund. Such minimum account balance requirement may be waived by the Investment Manager, in its sole discretion. The Fund reserves the right to reduce the amount to be repurchased from a Shareholder so that the required account balance is maintained, or to accommodate operational limitations of an Intermediary.

In accordance with the terms and conditions of its Declaration of Trust, the Fund may repurchase Shares of a Shareholder without consent or other action by the Shareholder or other person if the Fund determines that: (i) all or a portion of the Shareholder’s Shares have been transferred to, or has vested in, any person, by operation of law in connection with the death, divorce, bankruptcy, insolvency, dissolution or adjudicated incompetence of the Shareholder; (ii) ownership of the Shares by such Shareholder or other person will cause the Fund to be in violation of, or subject the Fund or the Investment Manager to additional registration or regulation under the securities, commodities, or other laws of the U.S. or any other jurisdiction; (iii) continued ownership of the Shares may be harmful or injurious to the business or reputation of the Fund or the Investment Manager, or may subject the Fund or any Shareholders to an undue risk of adverse tax or other fiscal or regulatory consequences; (iv) if the Investment Manager learns that any of the representations and warranties made by a Shareholder or other person in connection with the acquisition of Shares was not true when made or has ceased to be true; or (v) it would be in the best interests of the Fund for the Fund to repurchase such Shares. Shareholders whose Shares are so repurchased by the Fund will not be entitled to a return of any amount of any fees that were charged in connection with the Shareholder’s purchase of such Shares.

In the event that the Investment Manager or any of its affiliates holds Shares (or portions thereof), such Shares (or portions thereof) may be tendered for repurchase in connection with any repurchase offer made by the Fund, without notice to the other Shareholders.

Early Withdrawal Fee

Any Shareholder that sells Shares to the Fund in a repurchase offer that has a Valuation Date within the first three quarters following the original issue date of the Shares will be subject to an early withdrawal fee at a rate of 2.00% of the aggregate net asset value of the Shares repurchased by the Fund. For illustrative purposes, a Shareholder that acquires Shares on the first business day of April would not incur an early withdrawal fee for participating in a repurchase offer that has a Valuation Date of March 31 of the following year. Payment of the early withdrawal fee will be made by netting the fee against the repurchase proceeds. The early withdrawal fee will be retained by the Fund for the benefit of remaining Shareholders. If a Shareholder has made multiple purchases and tenders a portion of its Shares, the early withdrawal fee will be calculated on a first-in/first-out basis. If the aggregate Shares tendered by Shareholders in response to the Fund’s repurchase offer exceed the amount of the Fund’s repurchase offer, tendering Shareholders will generally participate on a pro rata basis.

Steben Select Multi-Strategy Fund Prospectus	Page 59

______________________________________TRANSFERS OF SHARES_______________________________________

No person shall become a substituted Shareholder of the Fund without the consent of the Fund, which consent may be reasonably withheld in its sole discretion. Shares held by Shareholders may be transferred only: (i) by operation of law in connection with the death, divorce, bankruptcy, insolvency, or adjudicated incompetence of the Shareholder; or (ii) under other circumstances, with the consent of the Board (which may be reasonably withheld in its sole discretion).

Notice to the Fund of any proposed transfer must include evidence satisfactory to the Board or its delegate that the proposed transferee, at the time of transfer, meets any requirements imposed by the Fund with respect to investor eligibility and suitability. See “Eligible Shareholders.” Notice of a proposed transfer of Shares also must be accompanied by a properly completed application in respect of the proposed transferee. In connection with any request to transfer Shares (or portions thereof), the Fund may require the Shareholder requesting the transfer to obtain, at the Shareholder’s expense, an opinion of counsel selected by the Fund as to such matters as the Fund may reasonably request. The Board generally will not consent to a transfer if, after the transfer of the Shares, the balance of the account of each of the transferee and transferor is less than $25,000. Each transferring Shareholder and transferee may be charged reasonable expenses, including, but not limited to, attorneys’ and accountants’ fees, incurred by the Fund in connection with the transfer and such fees will be paid by the transferor prior to the transfer being effectuated. If such fees have been incurred by the Fund and have not been paid by the transferor for any reason, including a decision to not transfer the interests, the Fund reserves the right to deduct such expenses from the Shareholder’s account.

Any transferee acquiring Shares or a portion thereof by operation of law in connection with the death, divorce, bankruptcy, insolvency, dissolution or adjudicated incompetence of the Shareholder, will be entitled to the distributions with respect to the Shares or a portion thereof so acquired, to transfer the Shares or a portion thereof in accordance with the terms of the Declaration of Trust and to tender the Shares or a portion thereof for repurchase by the Fund, but will not be entitled to the other rights of a Shareholder unless and until the transferee becomes a substituted Shareholder as specified in the Declaration of Trust.

In purchasing Shares, a Shareholder agrees to indemnify and hold harmless the Fund, the Board, the Investment Manager, each other Shareholder and any of their affiliates against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which those persons may become subject by reason of, or arising from, any transfer made by that Shareholder in violation of these provisions or any misrepresentation made by that Shareholder or a substituted Shareholder in connection with any such transfer.

_______________________CALCULATION OF NET ASSET VALUE AND VALUATION_______________________

Each of the Fund and the Master fund will calculate its NAV as of the close of regular trading on the New York Stock Exchange (ordinarily 4:00 P.M.) on the last business day of each calendar month and such other dates as the Board may determine, including in connection with repurchase of Shares, in accordance with the procedures and policies established by the Board, which are described below. The NAV of the Fund will equal the value of the total assets of the Fund, less all of its liabilities, including accrued fees and expenses. The NAV of the Master Fund will equal the value of the total assets of the Master Fund, less all of its liabilities, including accrued fees and expenses. Because the Fund intends to invest substantially all of its investable assets in the Master Fund, the value of the assets of the Fund will depend on the value of the shares of the Portfolio Funds or other investments in which the Master Fund invests.

The Class A Shares’ net asset value plus the Class I Shares’ net asset value equals the total value of the net assets of the Fund. The Class A Share net asset value and the Class I Share net asset value will be calculated separately based on the fees and expenses applicable to each class. Because of differing class fees and expenses, the per Share net asset value of the classes will vary over time.

The Investment Manager’s Valuation Committee implements the valuation of the Master Fund’s investments, including interests in the Portfolio Funds, in accordance with written policies and procedures (the “Valuation Procedures”) that the Board of the Fund and the Master Fund has approved for purposes of determining the value of securities held by the Master Fund, including the fair value of the Master Fund’s investments in Portfolio Funds. The Investment Manager’s Valuation Committee consists of members of the Investment Committee, additional officers of the Fund, and one or more representatives of the Investment Manager.

As a general matter, the fair value of a security should reflect the amount that the Investment Manager’s Valuation Committee determines that the Master Fund might reasonably expect to receive for the security upon the orderly sale or redemption of the security, based on information available at the time, that the Investment Manager’s Valuation Committee believes to be reliable.

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In the case of a security issued by a Portfolio Fund, this would typically be equal to the amount that the Master Fund could reasonably expect to receive from a Portfolio Fund if the Master Fund’s interest were redeemed on the date as of which it was valued. It is anticipated that the Investment Manager’s Valuation Committee will make this determination based on the valuation most recently provided by the Portfolio Fund in accordance with the policies the Portfolio Fund has established, which may constitute the Portfolio Fund’s best estimate at the time based upon data then available, as well as any other relevant information reasonably available at the time of the valuation of the Master Fund’s portfolio. In the unlikely event that a Portfolio Fund does not report a month-end value to the Master Fund on a timely basis, the Master Fund would determine the fair value of such Portfolio Fund based on the most recent value reported by the Portfolio Fund, and any other relevant information available at the time the Master Fund values its portfolio, as described further below.

Prior to investing in any Portfolio Fund, the Investment Manager will conduct a due diligence review of the valuation methodology utilized by the Portfolio Fund. As a general matter, Portfolio Funds selected by the Master Fund will use market value when available, and otherwise will use principles of fair value applied in good faith. The Investment Manager’s Valuation Committee will consider whether it is appropriate, in light of the relevant circumstances, to value interests at the NAV as reported by the Portfolio Fund Manager or the administrator for such Portfolio Fund at the time of valuation.

Under the Master Fund’s valuation procedures, if the Master Fund, acting reasonably and in good faith, determines that a Portfolio Fund Manager cannot provide valuation of a Portfolio Fund or if the Master Fund determines that the valuation provided by a Portfolio Fund Manager does not represent the fair value of the Master Fund’s interest in a Portfolio Fund, the Master Fund may utilize any other reasonable valuation methodology to determine the fair value of the Portfolio Fund. Although redemptions of interests in Portfolio Funds normally are subject to advance notice requirements, Portfolio Funds typically will make available NAV information to holders representing the price at which, even in the absence of redemption activity, the Portfolio Fund would have effected a redemption if any such requests had been timely made or if, in accordance with the terms of the Portfolio Fund’s governing documents, it would be necessary to effect a mandatory redemption. In the absence of specific transaction activity in interests in a particular Portfolio Fund, the Master Fund would consider whether it was appropriate, in light of all relevant circumstances, to value such a position at its NAV as reported by the Portfolio Fund, or whether to adjust such value to reflect a premium or discount to such NAV.

In making a fair value determination, the Master Fund will consider all appropriate information reasonably available to it at the time and that the Investment Manager believes to be reliable. The Master Fund may consider factors such as, among others: (i) the price at which recent purchases for or redemptions of the Portfolio Fund’s interests were effected; (ii) information provided to the Master Fund by a Portfolio Fund Manager, or the failure to provide such information as the Portfolio Fund Manager agreed to provide in the Portfolio Fund’s offering materials or other agreements with the Master Fund; (iii) relevant news and other sources; and (iv) market events. In addition, when a Portfolio Fund imposes extraordinary restrictions on redemptions, or when there have been no recent subscriptions for Portfolio Fund interests, the Master Fund may determine that it is appropriate to apply a discount to the NAV reported by the Portfolio Fund. The Board reviews all fair valuation adjustments, which would be undertaken pursuant to the Board-approved policy and procedures.

The valuations reported by the Portfolio Fund Managers of the Portfolio Funds, upon which the Master Fund calculates its total NAV and NAV per share, may be subject to later adjustment, based on information reasonably available at that time. The Fund will accept purchases, pay repurchase proceeds, and calculate the Master Fund Management Fees on the basis of net asset valuations determined using the best information available as of the valuation date. In the event that a Portfolio Fund subsequently corrects, revises or adjusts a valuation after the Master Fund has determined a NAV, the Master Fund generally will not make any retroactive adjustment to such NAV, or to any amounts paid based on such NAV, to reflect a revised valuation. If, after the Master Fund pays repurchase proceeds, one or more of the valuations used to determine the NAV on which the repurchase payment is based are revised, the tendering Shareholders (if the valuations are revised upward) or the remaining Shareholders (if the valuations are revised downward) will bear the risk of such revisions. A tendering Shareholder will neither receive distributions from, nor will it be required to reimburse, the Master Fund in such circumstances. This may have the effect of diluting or increasing the economic interest of other Shareholders. Such adjustments or revisions, whether increasing or decreasing the NAV at the time they occur, because they relate to information available only at the time of the adjustment or revision, will not affect the amount of the repurchase proceeds received by Shareholders that had their shares repurchased prior to such adjustments and received their repurchase proceeds. As a result, to the extent that such subsequently adjusted valuations from the Portfolio Fund Managers or revisions to NAV of a Portfolio Fund adversely affect the Master Fund’s NAV, the outstanding shares of the Master Fund will be adversely affected by prior repurchases to the benefit of Shareholders that had their shares repurchased at a NAV per share higher than the adjusted amount. Conversely, any increases in the NAV per share resulting from such subsequently adjusted valuations will be entirely for the benefit of the holders of the outstanding shares and to the detriment of Shareholders that previously had their shares repurchased at a NAV per share lower than the adjusted amount. New Shareholders, as well as Shareholders purchasing additional Shares, may be affected in a similar way because the same principles apply to the investment in Shares.

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To the extent that the Investment Manager invests the assets of the Master Fund in securities or other instruments that are not investments in Portfolio Funds (e.g., directly or through separate accounts), the Master Fund will generally value such assets as described below. Securities traded: (1) on one or more of the U.S. national securities exchanges or the OTC Bulletin Board will be valued at their last sales price; and (2) on the Nasdaq Stock Market will be valued at the Nasdaq Official Closing Price (“NOCP”), at the close of trading on the exchanges or markets where such securities are traded for the business day as of which such value is being determined. Securities traded on the Nasdaq Stock Market for which the NOCP is not available will be valued at the mean between the closing bid and asked prices in this market. Securities traded on a foreign securities exchange will generally be valued at their closing prices on the exchange where such securities are primarily traded and such valuations translated into U.S. dollars at the current exchange rate. If an event occurs between the close of the foreign exchange and the computation of the Master Fund’s NAV that would materially affect the value of the security, the value of such security will be adjusted to its fair value. Except as specified above, the value of a security, derivative, or synthetic security that is not actively traded on an exchange shall be determined by an unaffiliated pricing service that may use actual trade data or procedures using market indices, matrices, yield curves, specific trading characteristics of certain groups of securities, pricing models, or combinations of these. The Investment Manager’s Valuation Committee will monitor the value assigned to each security by the pricing service to determine if it believes the value assigned to a security is correct. If the Investment Manager’s Valuation Committee believes that the value received from the pricing service is incorrect, then the value of the security will be its fair value as determined in accordance with the Valuation Procedures.

In general, fair value represents a good faith approximation of the current value of a security and will be used when there is no public market or possibly no market at all for the security. The fair values of one or more securities may not be the prices at which those assets are ultimately sold. In such circumstances, the Investment Manager’s Valuation Committee, in consultation with the Administrator, will reevaluate the Fund’s fair value methodology to determine, what, if any, adjustments should be made to the methodology.

Although the Valuation Procedures approved by the Board provide that the Investment Manager’s Valuation Committee will review the valuations provided by the Administrator (via the Portfolio Managers or their administrators), none of the Administrator, the Investment Manager’s Valuation Committee or the Investment Manager will be able to confirm independently the accuracy of any unaudited valuations provided thereby.

Prospective investors should be aware that situations involving uncertainties as to the valuation of portfolio positions could have an adverse effect on the Fund’s net assets if the judgments of the Board, the Investment Manager’s Valuation Committee and/or the Administrator (in reliance on the Portfolio Funds, the Portfolio Fund Managers and/or their administrators) regarding appropriate valuations should prove incorrect. The Master Fund may desire to dispose of an interest in a Portfolio Fund, but be unable to dispose of such interest, and could therefore be obligated to continue to hold the interests for an extended period of time. In such a case, the Administrator, upon consultation with the Investment Manager’s Valuation Committee or the Investment Manager, may continue to value the interests without the benefit of the Portfolio Fund Manager’s or its administrator’s valuations, and may, in its sole discretion, determine to discount the value of the interests in accordance with the Valuation Procedures.

_______________________________________TAX CONSIDERATIONS______________________________________

The following discussion offers only a brief outline of the U.S. federal income tax consequences of investing in the Fund and is based on the U.S. federal tax laws in effect on the date hereof. Such tax laws are subject to change by legislative, judicial or administrative action, possibly with retroactive effect. For more detailed information regarding tax considerations, see the SAI. There may be other tax considerations applicable to particular Shareholders, including foreign Shareholders (as defined below). Shareholders should consult their own tax advisers for more detailed information and for information regarding the impact of state, local and foreign taxes on an investment in the Fund.

Qualification as a Regulated Investment Company

The Fund and the Master Fund each intend to elect to be treated and to qualify annually for treatment as a RIC under Subchapter M of the Code. In order for the Fund and the Master Fund to so qualify, each must meet an income and asset diversification test each year. To satisfy the income test, each of the Fund and the Master Fund must derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined in the Code). To satisfy the asset diversification test, each of the Fund and the Master Fund must diversify its holdings so that at the end of each fiscal quarter, (a) at least 50% of the value of its total assets consists of cash and cash items (including receivables), U.S. government securities, securities of other RICs, and other securities limited, with respect to any one issuer, to no more than

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5% of the value of the Fund’s or the Master Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s or the Master Fund’s total assets is invested in the securities (other than those of the U.S. government or other RICs) of any one issuer or of two or more issuers which the Fund or the Master Fund controls and which are engaged in the same, similar or related trades or businesses, or in the securities of one or more “qualified publicly traded partnerships” (as defined in the Code – see the SAI). For these purposes, the Fund or the Master Fund will be considered to control any corporation of which it owns 20% or more of the voting power.

In general, for purposes of the 90% gross income test described above, income derived from an entity treated as a partnership for U.S. federal income tax purposes will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the Fund or the Master Fund.

For each taxable year that the Fund or the Master Fund otherwise qualifies as a RIC, it will not be subject to U.S. federal income tax on that part of its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss) that it distributes to its Shareholders, if it distributes at least the sum of 90% of its investment company taxable income (without regard to the deduction for dividends paid) and 90% of its net tax-exempt interest income for that year in the form of dividends (the “distribution requirement”). The Fund and the Master Fund each intend to make sufficient distributions of its investment company taxable income and net tax-exempt interest income, if any, each taxable year to meet the distribution requirement.

The Fund and the Master Fund currently intend to distribute all realized net capital gain each year. If, however, the Fund’s or the Master Fund’s Board determines for any taxable year to retain all or a portion of the Fund’s or the Master Fund’s net capital gain, that decision will not affect its ability to qualify for treatment as a RIC, but will subject the Fund or the Master Fund to a maximum tax rate of 35% of the amount retained. In that event, the Fund or the Master Fund expect to designate the retained amount as undistributed capital gains in a notice to its Shareholders, who (i) will be required to include their proportionate shares of the undistributed amount in their gross income as long-term capital gain, and (ii) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund or the Master Fund against their U.S. federal income tax liabilities. For U.S. federal income tax purposes, the tax basis of Shares owned by a Shareholder will be increased by an amount equal to 65% of the amount of undistributed capital gains included in the Shareholder’s gross income.

Failure to Qualify as a Regulated Investment Company

Failure of the Fund or the Master Fund to qualify and be eligible to be treated as a RIC would likely materially reduce the investment return to the Fund’s Shareholders. If the Fund or the Master Fund were to fail to meet the income, diversification or distribution tests described above, the Fund and the Master Fund could in some cases cure such failure, including by paying a Fund-level tax or interest, making additional distributions, or disposing of certain assets. If the Fund or the Master Fund were ineligible to or otherwise were not to cure such failure for any year, or if the Fund or Master Fund were otherwise to fail to qualify as a RIC accorded special tax treatment for such year, it would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to Shareholders as ordinary income. In addition, the Fund or the Master Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a RIC that is accorded special tax treatment.

Passive Foreign Investment Companies

The Master Fund will invest in Portfolio Funds that are classified as PFICs for U.S. federal income tax purposes, and Portfolio Funds themselves may invest in entities that are classified as PFICs. A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. A U.S. investor in a PFIC is subject to federal income tax on its PFIC-related income under one of three alternative tax treatments – “excess distribution” treatment, “qualified electing fund” treatment, or “mark-to-market” treatment, each of which is described below. The Master Fund expects to make mark-to-market elections with respect to most of its PFIC investments.

Investments in PFICs could potentially subject the Master Fund to a U.S. federal income tax (including interest charges) on distributions received from a PFIC or on proceeds received from the disposition of shares in a PFIC. This tax cannot be eliminated by making distributions to shareholders. However, the Master Fund may elect to avoid the imposition of that tax. For example, the Master Fund may elect to treat a PFIC as “qualified electing fund” (i.e., make a “QEF election”), in which case the Master Fund will be required to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. The Master Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold (and, solely for purposes of this mark-to-market election, repurchased) its holdings in those PFICs on the last day of the Master Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. If the Master Fund realizes a loss with respect to a PFIC, whether by

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virtue of selling all or part of the Master Fund’s interest in the PFIC or because of the “mark to market” adjustment described above, the loss will be ordinary to the extent of the excess of the sum of the mark-to-market gains over the mark-to-market losses previously recognized with respect to the PFIC. To the extent that the Master Fund’s mark-to-market loss with respect to a PFIC exceeds that limitation, the loss will effectively be taken into account in offsetting future mark-to-market gains from the PFIC, and any remaining loss will generally be deferred until the PFIC interests are sold, at which point the loss will be treated as a capital loss. If neither a “mark to market” nor a QEF election is made with respect to an interest in a PFIC, the ownership of the PFIC interest may have significantly adverse tax consequences for the Master Fund. In such a case, the Master Fund would be subject to an interest charge (at the rate applicable to tax underpayments) on tax liability treated as having been deferred with respect to certain distributions and on gain from the disposition of the interests in a PFIC (collectively referred to as “excess distributions”), even if those excess distributions are paid by the Master Fund as a dividend to its shareholders. By making the mark-to-market election, the Master Fund may be required to recognize income (which generally must be distributed to the Fund’s Shareholders) in excess of the distributions that it receives from the PFIC. Accordingly, the Master Fund may need to borrow money or to dispose of investments, potentially including its interests in the PFIC, in order to make the distributions required in order to maintain its status as a RIC and to avoid the imposition of a federal income tax and/or the nondeductible 4% excise tax. There can be no assurances, however, that the Master Fund will be successful in this regard, and the Master Fund, as well as the Fund, may not be able to maintain its status as a RIC.

Partnerships

The Master Fund may invest in Portfolio Funds treated as partnerships for U.S. federal income tax purposes. In such cases, the Master Fund will be treated as receiving its proportionate share of each item of gross income earned by the partnership and must look through to the character of such items of gross income earned by the partnership in applying the RIC qualifying income test. Income derived by the Master Fund from an investment in a partnership is treated as qualifying income for RIC purposes only to the extent such income is attributable to items of partnership income that would be qualifying income if received directly by the Master Fund. Although some Portfolio Fund strategies (e.g., long-short equity funds) generate income that would be qualifying income for RIC purposes, other strategies (e.g., commodity funds, energy funds and real estate funds) produce income that would not be “good” income for RIC qualification purposes. Similarly, the Master Fund would look through the partnership to the partnership’s underlying assets for purposes of analyzing the Fund’s asset diversification. The Master Fund will closely monitor its investments in funds that are treated as partnerships in order to assure the Master Fund’s compliance with Subchapter M requirements. The Master Fund also will need to rely upon information reported to it by partnership Portfolio Funds for purposes of determining income required to be distributed by the Master Fund and the Fund for RIC qualification purposes, for purposes of avoiding corporate income tax and for purposes of avoiding the nondeductible 4% excise tax, and such Portfolio Funds may not provide the necessary information within the time period needed by the fund for such purposes.

Foreign Taxes

Gains or losses attributable to fluctuations in exchange rates between the time the Master Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Master Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on the disposition of debt securities denominated in a foreign currency, foreign currency forward contracts and certain other positions in foreign currency, to the extent attributable to fluctuations in exchange rates generally between the acquisition and disposition dates, are also treated as ordinary income or loss. Such fluctuations may affect the timing, amount and character of distributions to Shareholders.

The Master Fund’s investment in non-U.S. securities may be subject to withholding and other taxes imposed by countries outside the United States. In that case, the Master Fund’s yield on those securities would be decreased. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

Excise Tax

The Fund and the Master Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of (i) 98% of its ordinary income for that calendar year (ii) 98.2% of its capital gain net income for the one-year period ending on October 31 of that calendar year (or for the calendar year if the Fund or the Master Fund elects to use a calendar year) and (iii) any ordinary income and capital gains from previous years that were not distributed during those years and on which the Fund and the Master Fund paid no U.S. federal income tax. For this and other purposes, a distribution will be treated as paid by the Master Fund and received by the Shareholders on December 31 if it is declared by the Master Fund in October, November or December of such year, made payable to Shareholders of record on a date in such a month and paid by the Master Fund during January of the following year. Any such distribution thus will be taxable to Shareholders whose taxable year is the calendar year in the year the distribution is declared, rather than the year in which the distribution is received. To prevent application of the excise tax, the Fund and the Master Fund each intend to make its distributions in accordance with the calendar year distribution requirement.

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If a portion of the Master Fund’s income consists of qualifying dividends paid by U.S. corporations, a portion of the dividends paid by the Fund or the Master Fund to corporate Shareholders, if properly reported, may qualify for the dividends received deduction, provided holding period and other requirements are met by both Master Fund and the Shareholders. In addition, distributions of investment company taxable income reported by the Master Fund as derived from “qualified dividend income” (defined below) will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met by both the Master Fund and the Shareholder, although such income will not be considered long-term capital gains for other federal income tax purposes. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain “qualified foreign corporations” (generally, foreign corporations incorporated in a possession of the United States or in certain countries with a qualifying comprehensive tax treaty with the United States, or the stock of which and with respect to which such dividend is paid is readily tradable on an established securities market in the United States), but not including a foreign corporation which for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a “passive foreign investment company,” as defined in the Code. There can be no assurance of what portion, if any, of the Master Fund’s distributions will qualify as qualified dividend income. There are special rules for passing through qualified dividend income in the case of a RIC that invests more than 50% of its assets in other RICs. (See the SAI for details.)

Distributions

Distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any capital loss carry forwards) that are reported by the Fund as capital gain dividends will be treated as long-term capital gains includible in and taxable at the reduced rates applicable to net capital gains in the hands of holders regardless of the Shareholders’ respective holding periods for their Shares. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to Shareholders as ordinary income. Distributions, if any, in excess of the Fund’s current and accumulated earnings and profits will first reduce the adjusted tax basis of a Shareholder’s Shares and, after that basis has been reduced to zero, will constitute a capital gain to the Shareholder (assuming the Shares are held as a capital asset).

Distributions are taxable in the same manner, whether Shareholders receive cash or reinvest the distributions in additional Shares through the Plan (described above). Shareholders will be notified annually as to the U.S. federal tax status of distributions. Shareholders subject to U.S. federal income tax generally will be required to recognize the full amount of the dividend (including the portion payable in Shares) as ordinary dividend income (and, to the extent applicable, as a capital gain dividend) to the extent of the Fund’s current and accumulated earnings and profits for U.S. federal income tax purposes.

Sale or Exchange of Shares

The sale or other disposition of Shares generally will be a taxable transaction for U.S. federal income tax purposes. Selling holders of Shares generally will recognize gain or loss in an amount equal to the difference between the amount of cash and the fair market value of any property received in exchange therefore and their respective basis in such Shares. If the Shares are held as a capital asset, the gain or loss generally will be a capital gain or loss. A redemption (including a redemption resulting from a tender offer or liquidation of the Fund), if any, of Shares by the Fund generally will give rise to capital gain or loss if, after the redemption, the Shareholder does not own (and is not regarded under certain tax law rules of constructive ownership as owning) any Shares in the Fund and provided that the redemption proceeds do not represent declared but unpaid dividends.

Generally, a holder’s gain or loss will be a long-term gain or loss if the Shares have been held for more than one year. However, any loss realized upon a taxable disposition of Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received by the holder (or amounts credited to the holder as undistributed capital gains) with respect to such Shares. Also, any loss realized upon a taxable disposition of Shares may be disallowed if other substantially identical Shares are acquired (including through the reinvestment of distributions, which could occur, for example, if the Shareholder is a participant in the Plan) within a 61-day period beginning 30 days before and ending 30 days after the date the original Shares are disposed of. If disallowed, the loss will be reflected by an upward adjustment to the basis of the Shares acquired. Capital losses may be subject to other limitations imposed by the Code.

Income from Repurchases and Transfers of Shares

From time to time, the Fund intends to make a tender offer for its Shares (as described above). Shareholders who tender all Shares held, or considered to be held, by them will be treated as having sold their Shares and generally will realize a capital gain or loss. If a Shareholder tenders fewer than all of its Shares or fewer than all Shares tendered are repurchased, such Shareholder may be treated as having received a taxable dividend upon the tender of its Shares. In such a case, there is a risk that non-tendering Shareholders, and Shareholders who tender some but not all of their Shares or fewer than all of whose Shares are repurchased, in each case whose percentage interests in the Fund increase as a result of such tender will be treated as having received a taxable distribution from the Fund. The extent of such risk will vary depending upon the particular

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circumstances of the tender offer, and in particular whether such offer is a single and isolated event or is part of a plan for periodically redeeming Shares of the Fund.

Information Reporting and Backup Withholding

The Fund may be required to withhold, for U.S. federal income taxes, a portion of all taxable dividends and redemption proceeds payable to Shareholders who fail to provide the Fund with their correct taxpayer identification numbers or who otherwise fail to make required certifications, or if the Fund or a Shareholder has been notified by the U.S. Internal Revenue Service (the “IRS”) that such Shareholder is subject to backup withholding. Certain Shareholders specified in the Code and the Treasury regulations promulgated thereunder are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld will be allowed as a refund or a credit against the Shareholder’s federal income tax liability if the appropriate information is provided to the IRS.

Non-U.S. Shareholders

Absent a specific statutory exemption, dividends other than capital gain dividends paid to a Shareholder that is not a “U.S. person” within the meaning of the Code (a “foreign Shareholder”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). Capital gain dividends and any amounts retained by the Fund which are designated as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the foreign Shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182-day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% tax. In the case of a foreign Shareholder, the Fund may be required to withhold U.S. income tax on distributions of net capital gain unless the foreign Shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption (generally by providing an IRS Form W-8BEN).

If any distributions received by a foreign Shareholder from the Fund (or amounts which are designated as undistributed capital gains) are effectively connected to a trade or business within the United States, the rules described in the preceding paragraph would not apply, and such foreign Shareholder would generally be taxed on such amounts at the same rates applicable to U.S. Shareholders. Also, such distributions (or undistributed capital gains) may be subject to a 30% branch profits tax in the hands of a foreign Shareholder that is a corporation.

Under recent legislation known as the FATCA, beginning in 2014, a 30% U.S. withholding tax may apply to any U.S.-source “withholdable payments” made to a non-U.S. entity unless the non-U.S. entity meets certain reporting requirements with respect to direct and indirect ownership of foreign financial accounts by U.S. persons. Unless a non-U.S. entity demonstrates compliance with, or exemption from these reporting requirements, certain U.S.-source payments (“withholdable payments”) will be subject to a 30% withholding tax. This withholding tax will be phased in beginning with certain withholdable payments made on or after July 1, 2014. Withholdable payments subject to this 30% withholding tax include payments of U.S.-source dividends and interest and payments of gross proceeds from the sale or other disposition of property that can produce U.S.-source dividends or interest.

Other Tax Matters

Very generally, special tax rules apply if the Fund holds “U.S. real property interests” (“USRPIs”) (or if the Fund holds assets that would be treated as USRPIs but for certain exceptions applicable to RICs) the fair market value of which equals or exceeds 50% of the sum of the fair market values of the Fund’s USRPIs, interests in real property located outside the United States, and other assets used or held for use in a trade or business. Such rules could result in U.S. tax withholding from certain distributions to a foreign Shareholder. Furthermore, the foreign Shareholder may be required to file a U.S. tax return and pay tax on such distributions—and, in certain cases, gain realized on sale of Shares – at regular U.S. federal income tax rates. The Fund does not expect to invest in a significant percentage of USRPIs, so these special tax rules are not likely to apply.

Tax-exempt entities, including tax-advantaged retirement plans (see “ERISA Considerations” below), may purchase Shares if they are accredited investors. Under current law, the Fund serves to “block” (that is, prevent the attribution to Shareholders of) unrelated business taxable income (“UBTI”) from being realized by its tax-exempt Shareholders. Notwithstanding the foregoing, a tax-exempt Shareholder could realize UBTI by virtue of its investment in Shares of the Fund if those Shares constitute debt-financed property in the hands of the tax-exempt Shareholder within the meaning of Section 514(b) of the Code. A tax-exempt Shareholder may also recognize UBTI if the Fund were to recognize “excess inclusion income.” See the SAI.

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Shareholders are advised to consult their own tax advisers with respect to the application to their own circumstances of the above-described general taxation rules and with respect to the state, local, foreign and other tax consequences to them of an investment in the Shares.

The SAI summarizes further federal income tax considerations that may apply to the Fund and its Shareholders and may qualify the considerations discussed herein. Fund distributions also may be subject to state and local taxes. You should consult with your own tax adviser regarding the particular consequences of investing in the Fund.

______________________________________ERISA CONSIDERATIONS_____________________________________

Persons who are fiduciaries with respect to an employee benefit plan or other arrangement subject to the Employee Retirement Income Security Act of 1974, as amended (an “ERISA Plan” and “ERISA,” respectively), and persons who are fiduciaries with respect to an IRA, Keogh Plan, or other plan that is subject to the prohibited transaction provisions of Section 4975 of the Code (together with ERISA Plans, “Plans”) should consider, among other things, the matters described below before determining whether to invest in the Fund.

ERISA and the Code impose certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, an obligation not to engage in a prohibited transaction and other standards. In determining whether a particular investment is appropriate, a fiduciary of a Plan should give appropriate consideration to, among other things, whether the investment is permitted under the Plan’s governing instruments, the role that the investment plays in the Plan’s portfolio, taking into consideration whether the investment is designed reasonably to further the Plan’s purposes, an examination of the risk and return factors, the fund’s composition with regard to diversification, the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the ERISA, the income tax consequences of the investment and the projected return of the total portfolio relative to the Plan’s funding objectives. Before investing the assets of a Plan in the Fund, a fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities and the foregoing regulations. If a fiduciary with respect to any such Plan breaches the fiduciary’s responsibilities with regard to selecting an investment or an investment course of action for such Plan, the fiduciary itself or himself may be held liable for losses incurred by the Plan as a result of such breach.

Because the Fund is registered as an investment company under the Investment Company Act, the underlying assets of the Fund should not be considered to be “plan assets” of the Plans investing in the Fund for purposes of the fiduciary responsibility and prohibited transaction rules under ERISA or the Code. Thus, neither the Investment Manager nor the Portfolio Fund Managers are fiduciaries within the meaning of ERISA or the Code with respect to the assets of the Fund or of any Plan that becomes a Shareholder in the Fund, solely by reason of the Plan’s investment in the Fund.

Certain prospective investors may currently maintain relationships with the Investment Manager or one or more Portfolio Fund Managers in which the Fund invests, or with other entities that are affiliated with the Investment Manager or Portfolio Fund Managers. Each of such persons may be deemed to be a party in interest to and/or a fiduciary of any Plan to which it provides investment management, investment advisory, or other services. ERISA and the relevant provisions of the Code prohibit the use of Plan assets for the benefit of a party in interest and also prohibit a Plan fiduciary from using its position to cause the Plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration. Plan investors should consult with legal counsel to determine if participation in the Fund is a transaction that is prohibited by ERISA or the Code and fiduciaries of such plans should not permit an investment in the Fund with plan assets if the Investment Manager or the Portfolio Fund Managers, or their affiliates perform or have investment powers over such assets, unless an exemption from the prohibited transaction rules apply with respect to such purchase.

The Fund requires Plan fiduciaries proposing to invest in the Fund to certify that (a) the investment by such Plan interest holder in the Fund is prudent for the Plan (taking into account any applicable liquidity and diversification requirements of ERISA); (b) the investment in the Fund is permitted under ERISA, the Code, other applicable law and the Plan’s governing plan documents; (c) neither the Investment Manager (including, without limitation, any of the Related Parties) has acted as a fiduciary under ERISA with respect to such purchase; (d) no advice provided by the Investment Manager (including, without limitation, any of the Related Parties) has formed a primary basis for any investment decision by such Plan interest holder in connection with such purchase; and (e) the purchase, holding and disposition of the interest in the Fund will not result in a prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or any materially similar provisions of other law for which an exemption is not available.

The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained herein is, of necessity, general and may be affected by future publication of regulations and rulings. Potential Plan investors should consult with their legal advisers regarding the consequences under ERISA and the Code of the acquisition and ownership of an investment in the Fund.

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Employee benefit plans that are governmental plans (as defined in Section 3(32) of ERISA) are not subject to requirements of ERISA or the Code discussed above but may be subject to substantively similar provisions of other applicable federal or state law or may be subject to other legal restrictions on their ability to invest in the Fund. Accordingly, any such governmental plans and the fiduciaries of such plans should consult with their legal counsel concerning all the legal implications of investing in the Fund.

__________________________________________DISTRIBUTIONS__________________________________________

Distribution Policy

Dividends will generally be paid at least annually on the Fund’s Shares in amounts representing substantially all of the net investment income, if any, earned each year. Payments will vary in amount, depending on investment income received and expenses of operation. It is likely that many of the Portfolio Funds in whose securities the Fund indirectly invests will not pay any dividends, and this, together with the Fund’s expenses, means that there can be no assurance the Fund’s will have substantial income or pay dividends. The Fund is not a suitable investment for any investor who requires dividend income.

It is anticipated that any gains or appreciation in Fund’s investments will be treated as ordinary income. Such amounts will generally be distributed at least annually and such distributions would be taxed as ordinary income dividends to Shareholders that are subject to tax.

It is anticipated that substantially all of any taxable net capital gain realized on investments will be paid to Shareholders at least annually. The NAV of each Share (or portion thereof) that you own will be reduced by the amount of the distributions or dividends that you actually or constructively receive from that Share (or portion thereof).

Automatic Dividend Reinvestment Plan

Pursuant to the Dividend Reinvestment Plan established by the Fund, each Shareholder will automatically be a participant under the Dividend Reinvestment Plan and have all income distributions, whether dividend distributions and/or capital gains distributions, automatically reinvested in additional Shares. Election not to participate in the Dividend Reinvestment Plan and to receive all income distributions, whether dividend distributions or capital gain distributions, in cash may be made by notice to a Shareholder’s Intermediary (who should be directed to inform the Fund). A Shareholder is free to change this election at any time. If, however, a Shareholder requests to change its election within 95 days prior to a distribution, the request will be effective only with respect to distributions after the 95-day period. A Shareholder whose Shares are registered in the name of a nominee (such as an Intermediary) must contact the nominee regarding its status under the Dividend Reinvestment Plan, including whether such nominee will participate on such Shareholder’s behalf as such nominee will be required to make any such election.

Generally, for U.S. federal income tax purposes, Shareholders receiving Shares under the Dividend Reinvestment Plan will be treated as having received a distribution equal to the amount payable to them in cash as a distribution had the Shareholder not participated in the Dividend Reinvestment Plan.

Shares will be issued pursuant to the Dividend Reinvestment Plan at their NAV determined on the next valuation date following the ex-dividend date (the last date of a dividend period on which an investor can purchase Shares and still be entitled to receive the dividend). There is no sales load or other charge for reinvestment. A request must be received by the Fund before the record date to be effective for that dividend or capital gain distribution. The Fund may terminate the Dividend Reinvestment Plan at any time upon written notice to the participants in the Dividend Reinvestment Plan. The Fund may amend the Dividend Reinvestment Plan at any time upon 30 day’s written notice to the participants. Any expenses of the Dividend Reinvestment Plan will be borne by the Fund.

ADDITIONAL INFORMATION REGARDING THE DECLARATION

______________________________________OF TRUST AND BYLAWS______________________________________

The following description of the terms of the Fund, the Master Fund and their Shares are only a summary. For a complete description, please refer to the Delaware Statutory Trust Act, and the Declarations of Trust and Bylaws of the Fund and the Master Fund. The Declaration of Trust and Bylaws are filed with the SEC as exhibits to registration statements of the Fund and the Master Fund.

General. The Declarations of Trust provide that each the Fund and the Master Fund may issue up to an unlimited number of shares, with no par value.

All of the Shares offered by this prospectus will be duly authorized, fully paid and non-assessable. Shareholders are entitled to receive distributions when authorized by the Board and declared by the Fund or the Master Fund out of assets

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legally available for the payment of distributions. Shareholders also are entitled to share ratably in the assets legally available for distribution to the Fund’s Shareholders in the event of the Fund’s liquidation, dissolution or winding up, after payment of, or adequate provision for, all of the Fund’s known debts and liabilities. These rights are subject to the preferential rights of any other class of the Fund or of the Master Fund.

Each outstanding Share entitles the holder to one vote on all matters submitted to a vote of Shareholders, including the election of Trustees.

Number of Trustees; Vacancies. The Declarations of Trust of the Fund and the Master Fund provide that the number of the Trustees may be established only by the Board but may not be fewer than one or more than fifteen. Accordingly, at such time, any and all vacancies on the Board may be filled only by the affirmative vote of a majority of the remaining Trustees in office, even if the remaining Trustees do not constitute a quorum, subject to any applicable requirements of the Investment Company Act and the terms of any class.

Removal of Trustees. The Declarations of Trust of the Fund and the Master Fund provide that a Trustee may be removed only for cause and only by the affirmative vote of at least two-thirds of the votes entitled to be cast generally in the election of Trustees. This provision, when coupled with the provision in the Declarations of Trust authorizing only the Board to fill vacant trustee positions (unless otherwise required by the Investment Company Act), precludes Shareholders from removing incumbent Trustees, except for cause and by a substantial affirmative vote, and filling the vacancies created by the removal with their own nominees.

Amendments to the Fund’s Declaration of Trust and Bylaws. The Declarations of Trust may be restated or amended at any time by an instrument in writing signed by a majority of the Board or a resolution adopted by a majority of the Board and, if required by applicable law or the Declarations of Trust or the Bylaws, by approval of such amendment by the Shareholders in accordance with the Declarations of Trust and Bylaws. Any such restatement or amendment of the Declarations of Trust shall be effective immediately upon execution and approval. The Bylaws may be amended, altered or repealed, or new Bylaws may be adopted only by the Trustees.

Classes of Shares. The Declarations of Trust permit the Boards to establish multiple classes of Shares in the Fund or the Master Fund, as applicable, with each class having the relative rights and preferences set forth in the Declaration of Trust and the prospectus for such class, unless otherwise provided in the resolution or other document establishing the class. Subject to any necessary regulatory approvals, additional classes of Shares may be established and offered in the future. The establishment of additional classes is not expected to affect the rights and preferences of the class of Shares offered in this prospectus.

Quorum. The Bylaws provide that the presence of Shareholders entitled to cast forty percent (40%) of the Shares entitled to vote on a matter, present in person or represented by proxy, constitutes a quorum unless applicable law provides otherwise. However, because the Bylaws may be amended by the Board, the Board has the power to specify another quorum requirement. The power to adjust the quorum requirement could enable the Board to prevent some Shareholders from soliciting proxies and then refusing to attend the meeting in order to prevent a quorum.

Calling of Meetings of Shareholders. The Bylaws provide that meetings of Shareholders may be called as required by the Declaration of Trust and by the Board. The Bylaws also provide that, subject to the satisfaction of certain procedural and informational requirements by the Shareholders requesting the meeting, a special meeting of Shareholders will be called by the Secretary of the Fund upon the written request of Shareholders entitled to cast not less than fifty percent (50%) of all the votes entitled to be cast at such meeting. Annual meetings of Shareholders of the Fund will not be held unless otherwise required by the Investment Company Act, the Declaration of Trust or the Bylaws.

_____________________________________REPORTS TO SHAREHOLDERS_________________________________

The Fund sends Shareholders unaudited semiannual and audited annual reports within 60 days after the close of the period covered by the report, or as otherwise required by the Investment Company Act. Such reports also contain the financial statements of the Master Fund. Shareholders also may receive other periodic reports.

The Fund will furnish to Shareholders as soon as practicable after the end of each of its taxable years such information as is necessary for them to complete U.S. federal and state income tax or information returns, along with any other tax information required by law. A Portfolio Fund Manager’s delay, however, in providing this information will delay the preparation by the Fund of tax information for investors, which will likely require Shareholders to seek extensions of the time for filing their tax returns, or could delay the preparation of the Fund’s annual report.

Steben Select Multi-Strategy Fund Prospectus	Page 69

_______________________________________OUTSTANDING SECURITIES__________________________________

Title of Class	Authorized	Amount of Shares Held by the Fund for its Account	Amount of Shares Outstanding as of March 31, 2016
Class A Shares of Beneficial Interest	Unlimited	[0] Shares	157,708.44
Class I Shares of Beneficial Interest	Unlimited	[0] Shares	1,129,349.82 Shares

_____________________________INQUIRIES AND FINANCIAL INFORMATION_____________________________

Inquiries concerning the Fund and the Shares (including information concerning purchases and withdrawal procedures) should be directed to:

9711 Washingtonian Boulevard, Suite 400

Gaithersburg, Maryland 20878

Telephone: 240.631.7600 / Facsimile: 240.631.9595

Steben Select Multi-Strategy Fund Prospectus	Page 70

Table of Contents

of the

Statement of Additional Information

Steben Select Multi-Strategy Fund Prospectus	Page 71

APPENDIX A

INVESTOR QUALIFICATIONS AND REPRESENTATIONS

In order to be eligible to purchase shares of the Fund, a prospective investor must qualify as an “Accredited Investor” as such term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”) by meeting one of the following eligibility criteria. The prospective investor is:

(a)	a bank as defined in Section 3(a)(2) of the Securities Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity;

(b)	a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended;

(c)	an insurance company as defined in Section 2(a)(13) of the Securities Act;

(d)	an investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), or a business development company as defined in Section 2(a)(48) of the Investment Company Act;

(e)	a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, as amended;

(f)	a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

(g)	an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), if: (i) the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company or registered investment adviser; or (ii) the employee benefit plan has total assets in excess of $5,000,000; or (iii) the plan is a self-directed plan with investment decisions made solely by persons that are Accredited Shareholders;

(h)	a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended;

(i)	an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, corporation, Massachusetts or similar business trust, partnership or limited liability company not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

(k)	a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

(l)	a natural person whose individual net worth, or joint net worth with his or her spouse, at the time of his or her purchase exceeds $1,000,000[1];

1 For purposes of this Appendix A, the “net worth” of an individual investor or the combined “net worth” of an individual investor and his or her spouse means the excess of total assets at fair market value over total liabilities, but excluding from total assets the value of the investor’s primary residence. In calculating net worth, any indebtedness that is secured by such primary residence shall not be included as a liability, other than the amount of such indebtedness in excess of (i) the amount outstanding 61 days ago, unless incurred as a result of the acquisition of such residence, or (ii) the estimated fair market value of such residence (whichever excess amount of indebtedness is greater).

(m)	a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person who has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the prospective investment; or

(n)	an entity in which all of the equity owners are Accredited Shareholders.

Anti-Money Laundering Procedures

1. In order to comply with applicable anti-money laundering regulations, the Fund, the Administrator or the Investor’s Intermediary may require a detailed verification of the Investor’s identity and the source of its purchase proceeds. The Investor agrees to promptly provide any such party with any requested information and documentation.

Steben Select Multi-Strategy Fund Prospectus	Page A-1

2. The Investor represents that it is not involved in any money laundering schemes, and the source of this investment is not derived from any unlawful or criminal activities. It further represents that this investment is not designed to avoid the reporting and record-keeping requirement of the Bank Secrecy Act of 1970, as amended.

3. If the Investor is not investing in the Fund on behalf of or for the benefit of, other investors, the Investor represents that it is purchasing Shares in the Fund for the Investor’s own account, for investment purposes, and not for subdivision or fractionalization, and is not acting as agent, representative, intermediary or nominee or in any similar capacity for any other person.*

*	“Person” includes nominee account, beneficial owner, individual, bank, corporation, partnership, limited liability company or any other legal entity.

4. The Investor acknowledges that the Fund generally prohibits any investment in the Fund by or on behalf of a “Prohibited Investor” unless specifically permitted by the Fund, in its sole discretion. A “Prohibited Investor” means:

•	any individual or entity whose name appears on the various lists issued and/or maintained by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”), including, but not limited to, the Specially Designated Nationals and Blocked Persons List (also known as the “SDN List”); and
•	any individual or entity who is a citizen or resident of, or located in a country where OFAC sanctions against such country prohibit any investment by such investor in the Fund.**

**	The U.S. Federal and Executive Orders administered by OFAC prohibit, among other things, the engagement in transactions with, and the provision of services to, certain foreign countries, territories, entities and individuals including specially designated nationals, narcotics traffickers and other parties subject to OFAC sanctions and embargo programs.

The above lists are available at http://www.ustreas.gov/ofac/ and should be checked by the Investor before making the above representations.

5. If the Investor is an intermediary, a fund of funds, or otherwise investing in the Fund on behalf of one or more other persons (the “Underlying Shareholders”), the Investor represents and agrees that:

•	the Investor properly discloses its relationship with its Underlying Shareholders as follows: (please attach supplemental pages headed “Underlying Shareholders” to completed investment materials as necessary);
•	the representations, warranties and covenants made herein are made by the Investor on behalf of itself and its Underlying Shareholders;
•	the Investor has all requisite power and authority from its Underlying Shareholders to execute and perform the obligations under this section;
•	accompanying this application is a certificate in a form acceptable to the Fund, its designated agents or the Investor’s Intermediary in their sole discretion with respect to the due diligence the Investor has carried out and will continue to carry out with respect to the identity and background of each Underlying Investor as well as the proceeds invested in the Fund by the Underlying Shareholders;
•	its Underlying Shareholders are not Prohibited Shareholders, as defined above;
•	the Investor is not otherwise aware of any reasons which should prevent the Fund from accepting an investment directly by an Underlying Investor; and
•	the Investor agrees to provide such further assurance and certifications regarding itself and/or its Underlying Shareholders as the Fund, the Administrators or the Investor’s Intermediary may reasonably require.

6. To the best of the Investor’s knowledge, neither it nor any individual or entity controlling, controlled by, or under common control with the Investor, or related to, or otherwise associated with, the Investor, is a “Prohibited Investor” as defined above.

7. The Investor acknowledges that if, following its investment in the Fund, the Fund, the Investment Manager, the Administrator or the Investor’s Intermediary reasonably believe that the Investor is a Prohibited Investor or has otherwise breached its representations and covenants hereunder as to its identity and the source of its investment proceeds, the Fund may be obligated to freeze the Investor’s dealings with its Shares, including by refusing additional investments for Shares by the Investor or any repurchase requests by the Investor and/or segregating the assets represented by the Investor’s Shares in accordance with applicable regulations, or mandatorily repurchasing the Investor’s Shares, and the Investor will have no

Steben Select Multi-Strategy Fund Prospectus	Page A-2

claim whatsoever against the Fund, the Investment Manager, the Administrator or the Investor’s Intermediary for any form of losses or other damages incurred by it as a result of any of these actions. The Investor also acknowledges that the Fund, the Investment Manager, the Administrator or the Investor’s Intermediary may be required to report such actions and to disclose the Investor’s identity to OFAC or other regulatory bodies. In addition, the Investor acknowledges that in some circumstances, the law may not permit the Fund, the Investment Manager, the Administrator or the Investor’s Intermediary to inform the Investor that it has taken the actions described above.

8. The Investor is not a “shell bank”, and its investment proceeds do not originate from, and will not be routed through, an account maintained at such a bank. A “shell bank” is a bank that does not have a physical presence in any country and is not an affiliate of a depository institution, credit union or bank that maintains a physical presence in any country and is supervised by a banking authority.

9. The Investor is not a senior non-U.S. government or public official, a member of such a person’s immediate family, or any close associate of such a person. If the Investor cannot make this representation, the Investor must contact the Fund, an Administrator or the Investor’s Intermediary.

10. The Investor is not a citizen or resident of, or located in, a jurisdiction identified on the Non-Cooperative Countries and Territories list of OECD’s Financial Action Task Force (“FATF Non-Cooperative Countries and Territories”), and its investment proceeds do not originate from, or are not routed through a bank organized or charted under the laws of any FATF Non-Cooperative Countries and Territories.* If the Investor cannot make this representation, the Investor must contact the Fund, the Administrator or the Investor’s Intermediary.

11. All information that the Investor has provided to the Fund, the Administrator or the Investor’s Intermediary in relation to the investment of the Shares, is true and accurate.

12. The Investor represents that all evidence of identity provided to the Fund, the Administrator or the Investor’s Intermediary is genuine and all related information furnished by it is accurate, and it agrees to provide any further information or documents deemed necessary by the Fund, the Administrator or the Investor’s Intermediary in their sole discretion to comply with the Fund’s anti-money laundering policies and related responsibilities from time to time.

13. The representations, warranties, agreements, undertakings, and acknowledgments made by the Investor above and documents submitted in relation hereto are made and submitted with the intent that they will be relied upon by the Fund in determining the suitability of the Shareholder as an investor in the Fund, and will survive the investment in the Fund by the Investor. The Investor agrees that such representations, warranties, agreements, undertakings and acknowledgments (including representation, warranties, agreements, undertakings and acknowledgements contained in any documents submitted in relation hereto) will be deemed reaffirmed by the Investor at any time it makes an additional investment in the Fund. In addition, the Investor undertakes to notify the Fund immediately of any change in any representation, warranty or other information relating to the Investor set forth herein.

*	As of the date hereof, the following countries and territories are on FATF Non-Cooperative Countries and Territories list: None. Updated information is available at http://www.fatf-gafi.org

Steben Select Multi-Strategy Fund Prospectus	Page A-3

APPENDIX B

PERFORMANCE HISTORY

This appendix represents the past performance of the Steben Select Multi-Strategy Master Fund (“Master Fund”). Historical performance data after January 2, 2014 is that of Class I Shares of the Steben Select Multi-Strategy Fund (“Fund”). Performance data prior to January 2, 2014 is the historical performance of the Master Fund adjusted for the fees and expenses of Class I Shares of the Fund, including the Distribution and Service Fees of 0.25%. The Distribution and Service Fees for Class A Shares (0.75%) is higher than that applicable to Class I Shares and if performance were shown for Class A Shares, performance would be lower. Class I Shares and Class A Shares were initially offered beginning January 2, 2014 and July 31, 2014, respectively.

The Master Fund commenced operations on August 1, 2013 and the Fund commenced operations on January 2, 2014. The Fund invests all of its investable assets in the Master Fund, except those restricted for regulatory reasons, liquidation purposes or forced redemptions. Accordingly, by the Fund investing all of its investable assets in the Master Fund, the Fund participates in the substantially similar investment management that Steben & Company, Inc., the Investment Manager, renders to the Master Fund. The Fund has assumed the performance history of the Master Fund in which it invests. The performance shown is not an indication of how the Fund or the Master Fund will perform in the future.

The Fund’s performance figures have not been audited and do not comply with GIPS. Performance data is not warranted as to accuracy or completeness.

Current performance may be higher or lower than performance data presented. Investment results will fluctuate so that an investor’s shares, if repurchased, may be worth more or less than original cost.

Performance of the Fund is net of all fees and expenses. The fees and expenses applicable to Class A Shares and Class I Shares are discussed in more detail in the Prospectus.

Performance presented reflects the Fund and the Master Fund rather than the performance of a hypothetical investor in the Fund. The actual performance of an investor’s investment in the underlying fund or portfolio for the same period may vary depending on, among other factors, (a) the timing of an investor’s investment, (b) applicable fee schedule, and (c) any capital flows in the fund by an investor.

THE PAST PERFORMANCE OF THE MASTER FUND AND THE FUND IS NO GUARANTEE OF FUTURE RESULTS OF EITHER THE MASTER FUND OR THE FUND

Class I Shares

Estimated Cumulative Performance as of April 30, 20161

	Month	YTD	1-Year	Since Inception Aug 1, 2013 (Annualized)
Steben Select Multi-Strategy Fund I Shares [1]	-0.59%	-0.12%	2.54%	8.21%
HFRI Fund of Funds Composite Index [2]	0.03%	-3.03%	-5.87%	1.55%

Monthly Historical Cumulative Performance Since Inception1

	JAN	FEB	MAR	APR	MAY	JUN	JUL	AUG	SEP	OCT	NOV	DEC	YEAR
2013								-1.59%	1.32%	2.21%	2.91%	1.92%	6.89%
2014	0.17%	1.67%	-0.02%	0.27%	1.52%	0.89%	-0.47%	1.77%	1.41%	-0.63%	2.54%	0.02%	9.49%
2015	2.52%	1.01%	1.91%	-1.90%	0.95%	-1.86%	2.75%	-0.13%	0.30%	-0.07%	1.44%	-0.68%	6.28%
2016	0.48%	-0.04%	0.04%	-0.59%									-0.12%

Steben Select Multi-Strategy Fund Prospectus	Page B-1

Class A Shares

Estimated Cumulative Performance as of April 30, 20161

	Month	YTD	1-Year	Since Inception Aug 1, 2013 (Annualized)
Steben Select Multi-Strategy Fund A Shares [1]	-0.63%	-0.29%	2.02%	7.76%
HFRI Fund of Funds Composite Index [2]	0.03%	-3.03%	-5.87%	1.55%

Monthly Historical Cumulative Performance Since Inception1

	JAN	FEB	MAR	APR	MAY	JUN	JUL	AUG	SEP	OCT	NOV	DEC	YEAR
2013								-1.63%	1.28%	2.17%	2.87%	1.88%	6.68%
2014	0.14%	1.73%	-0.06%	0.24%	1.54%	0.89%	-0.51%	1.73%	1.36%	-0.67%	2.50%	-0.02%	9.18%
2015	2.47%	0.97%	1.87%	-1.94%	0.91%	-1.90%	2.70%	-0.17%	0.26%	-0.12%	1.40%	-0.72%	5.75%
2016	0.44%	-0.08%	-0.01%	-0.63%									-0.29%

Past performance is not indicative of future results. Returns for one year or less are cumulative.

1. Select Fund performance is net of all fees and expenses. Most recent month, YTD (Year-to-Date), 1-Year and Since Inception returns are estimated and are subject to change, pending final monthly accounting review. Select Fund is part of a master-feeder structure and invests all of its investable assets in the Steben Select Multi-Strategy Master Fund (Master Fund) except those restricted for regulatory reasons, liquidation purposes or forced redemptions. The Master Fund commenced operations on August 1, 2013 and Class I Shares of Select Fund commenced operations on January 2, 2014 and Class A shares began offering on August 1, 2014. By investing all of its investable assets in the Master Fund, Select Fund participates in the substantially similar investment management that Steben & Company, Inc., the Adviser, renders to the Master Fund. Performance results for Class I shares prior to January 2, 2014 are those of the Master Fund adjusted for fees and expenses of Select Fund A Shares. Performance results for Class A shares prior to August 1, 2014 are those of the Master Fund adjusted for fees and expenses of Select Fund I Shares. More detailed information regarding performance calculations and fees may be found in the “Performance Disclosures” section below and within the Fund’s prospectus.

2. HFRI Fund of Funds Composite Index is currently comprised of over 500 domestic and offshore funds of hedge funds that have a minimum of $50 million under management or a 12-month track record of active performance. All index fund performance is equally weighted and is net of all fund fees.

PERFORMANCE DISCLOSURES

Performance data presented herein is the historical performance data of Select Fund and the Master Fund. There can be no assurance that Select Fund and the Master Fund will achieve their objectives or avoid significant losses. Investment results will fluctuate so that an investor’s shares, if repurchased in a tender offer, may be worth more or less than the original cost. Fund’s shares are subject to legal restrictions on transfer and resale and investors should not assume they will be able to resell their shares. The Fund, however, intends to conduct quarterly share repurchases, subject to an early withdrawal fee of 2.00% within the first 9 months of an investor’s subscription as described in the Prospectus. Current performance may be higher or lower than the performance data quoted. Diversification does not assure a profit or protection against losses.

Select Fund I Shares and A Shares are subject to the following operating expenses:

Investment Manager Fee. The Master Fund pays the Investment Manager a monthly investment management fee equal to 1.25% (on an annualized basis) of its month-end net asset value of outstanding Shares of the Master Fund determined as of the last calendar day of that month before giving effect to any purchases or repurchases of Shares or any distributions by the Fund.

Operating/Servicing/Distribution Fees. Select Fund I Shares pay annual operating, servicing, and distribution fees of 0.70% annually. Select Fund A Shares pay annual operating, servicing, and distribution fees of 1.20% annually.

Acquired Fund Fees. As of the period ended March 31, 2015, Acquired Fund Fees totaled 8.41%, which included all incentive fees paid to the Portfolio Funds based upon the profit of those Funds for the period.

RISK CONSIDERATIONS Steben Select Multi-Strategy Fund (the Fund) is part of a master-feeder structure and invests in a closed-end, non-diversified investment company with the same objectives and strategies (Master Fund), which in turn invests in hedge funds (Portfolio Funds). Fund investors will bear asset-based fees and expenses of the Fund, which includes the Fund’s pro rata portion of the fees and expenses of the Master Fund and, indirectly, of the Portfolio Funds. Those fees may include performance-based compensation of the underlying managers. An investment in the Fund is speculative and there is no guarantee that the Fund will achieve its investment objectives. An investment in the Fund should be viewed as part of an overall investment program and should only be made by investors willing to undertake the risks involved.

Steben Select Multi-Strategy Fund Prospectus	Page B-2

Investments in securities involve risk of the loss of capital. An investment in the Fund includes the risks inherent in an investment in securities, as well as specific risks associated with limited liquidity, restricted liquidity of certain investments, distressed securities and other high risk investments, foreign currency translation, long-biased strategies, sector specific risks, counterparty risk, convertibles, use of derivatives for hedging and non-hedging purposes, leverage/borrowing, purchases of initial public offerings, valuation, master-feeder structure, use of short selling, investment in “junk bonds”, high portfolio turnover rate, conflicts of interest, options, futures, commodities, real assets and investment in non-US securities.

Both the Fund and the Master Fund are registered as investment companies with the Securities and Exchange Commission (SEC). However, the Portfolio Funds are not registered with the SEC. Although registered as investment companies, both the Fund and Master Fund have limited liquidity and do not provide daily net asset values.

The Portfolio Funds may be highly leveraged. A portfolio of hedge funds may increase the potential for losses and gains. One or more underlying managers may, from time to time, invest a substantial portion of the assets managed in a particular market or sector. As a result, the Portfolio Funds (as well as the Fund) may be subject to greater risk and volatility than if investments had been made in the securities or derivatives of a broader range of issuers. There can be no assurance that an underlying manager’s strategy will be successful or that it will employ such strategies with respect to its entire portfolio.

The Portfolio Funds in which the Master Fund invests can be highly illiquid and may not be required to provide periodic pricing or valuation to investors. The overall performance of the Master Fund is dependent not only on the investment performance of individual managers, but also on the ability of the Master Fund’s Investment Manager to effectively select and allocate the Master Fund’s assets among such managers on an ongoing basis. The Fund may be less diversified and more subject to concentration risk than other funds of hedge funds. The value of the Master Fund’s portfolio investments should be expected to fluctuate. The Fund’s shares are not listed on any securities exchange, and it is not anticipated that a secondary market for shares will develop. The Fund cannot guarantee that investors will be able to effect repurchases of as many shares as they request. Steben & Company and the underlying portfolio fund managers may face conflicts of interest. Shares are offered pursuant to the terms of the prospectus and (i) are not FDIC-insured, (ii) are not deposits or other obligations of, or guaranteed by, any bank and (iii) involve investment risks, including possible loss of principal. Diversification among multiple hedge funds does not assure profit or guarantee against losses.

INVESTOR CONCERNS AND SUITABILITY The Fund is available for investment only by accredited investors and is appropriate only for investors who can bear the risks associated with limited liquidity and should be considered a long-term investment. Investors may lose some or all of their investment and should carefully consider their investment objectives, personal situation, and other factors such as net worth, income, age, risk tolerance and liquidity needs before investing in the Fund. The information presented does not represent investment restrictions or guidelines for the Fund, and is current through the dates herein.

Steben Select Multi-Strategy Fund Prospectus	Page B-3

The information in this statement of additional information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This statement of additional information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject to Completion

Statement of Additional Information

Steben Select Multi-Strategy Fund

Class A Shares | Class I Shares

__________, 2016

9711 Washingtonian Blvd., Suite 400
Gaithersburg, MD 20878

800.726.3400

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI relates to and should be read in conjunction with the Prospectus of Steben Select Multi-Strategy Fund (“Fund”) dated _______, 2016(the “Prospectus”). Defined terms used herein, and not otherwise defined herein, have the same meanings as in the Prospectus. You can request a copy of the Prospectus may be obtained by writing to the Fund at the address above or by calling the Fund at 1.800.726.3400 or by visiting www.steben.com.

TABLE OF CONTENTS

Statement of Additional Information

ORGANIZATION AND HISTORY OF THE FUND

The Fund is a closed-end, non-diversified management investment company. The Fund was organized as a Delaware statutory trust on February 14, 2013. The Fund offers two separate classes of shares of beneficial interest (the “Shares”) designated Class A Shares and Class I Shares to certain eligible individual and institutional investors. Class A Shares and Class I Shares are subject to different fees and expenses. All outstanding shares as of July 31, 2014 were designated Class I Shares.

The Fund invests all of its investable assets in a corresponding trust with a similar name and an identical investment objective. The Fund seeks its investment objective by investing all of its investable assets in the Steben Select Multi-Strategy Master Fund, a Delaware statutory trust (the “Master Fund”), a separate registered investment company managed by Steben & Company, Inc. (the “Investment Manager”).

ADDITIONAL INVESTMENT POLICIES AND PRACTICES

The investment objective and principal investment strategies of the Fund are set forth in the Prospectus. Also set forth in the Prospectus are the principal risks associated with the investment strategies of the Master Fund.

As described in the Prospectus, the Fund seeks to achieve its objective by investing substantially all of its investable assets in the Master Fund. Certain additional investment information is set forth below. To the extent that certain defined terms are not defined herein, such terms have the same meaning as defined in Prospectus.

Additional Methods of Investing in Portfolio Funds

The Master Fund typically invests directly in a Portfolio Fund by purchasing an interest in such Portfolio Fund. There may be situations, however, where a Portfolio Fund is not open or available for direct investment by the Master Fund. On occasions where the Investment Manager determines that an indirect investment is the most effective or efficient means of gaining exposure to a Portfolio Fund, the Master Fund may invest in a Portfolio Fund indirectly by purchasing a structured note or entering into a swap or other contract paying a return approximately equal to the total return of a Portfolio Fund. In each case, a counterparty would agree to pay to the Master Fund a return determined by the return of the Portfolio Fund, in return for consideration paid by the Master Fund equivalent to the cost of purchasing an ownership interest in the Portfolio Fund. Indirect investment through a swap or similar contract in a Portfolio Fund carries with it the credit risk associated with the counterparty. Indirect investments generally are subject to transaction and other fees, which reduce the value of the Master Fund’s investment. There can be no assurance that the Master Fund’s indirect investment in a Portfolio Fund has the same or similar results as a direct investment in the Portfolio Fund, and the Master Fund’s value may decrease as a result of such indirect investment. When the Master Fund makes an indirect investment in a Portfolio Fund by investing in a structured note, swap, or other contract intended to pay a return equal to the total return of such Portfolio Fund, such investment by the Master Fund may be subject to additional regulations.

Applicability of Investment Company Act Limitations

For purposes of determining compliance with Fund’s investment restrictions and certain investment limitations under the Investment Company Act, including for example, leverage limitations, the Fund does not “look through” Portfolio Funds in which the Master Fund invests, except for: (i) to any extent such an investment may be allowed, Portfolio Funds managed or distributed by the Fund’s Investment Manager or Distributor, respectively, or their affiliates; and (ii) any subsidiary vehicles established to pursue the Fund’s investment program. Portfolio Funds are not subject to the Fund’s investment restrictions and, unless registered under the Investment Company Act, are generally not subject to any investment limitations under the Investment Company Act or the Code. If, in the future, the Fund obtains exemptive relief to permit the Fund or the Investment Manager to enter into advisory arrangements with sub-advisers without first obtaining the approval of Shareholders, the Fund and the Master Fund generally does “look through” to the underlying investments of accounts or vehicles established to facilitate the management of the Master Fund’s assets by such sub-advisers.

The 1940 Act precludes a fund from borrowing if, as a result of such borrowing, the total amount of all money borrowed by a fund exceeds 33 1/3% of the value of its total assets (that is, total assets including borrowings, less liabilities exclusive of borrowings) at the time of such borrowings. This means that the 1940 Act requires a fund to maintain continuous asset coverage of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at

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that time, and could cause the Fund to be unable to meet certain requirements for qualification as a regulated investment company under the Code.

As registered investment companies, the Fund and the Master Fund are subject to the federal securities laws, including the 1940 Act, the rules thereunder, and various SEC and SEC staff interpretive positions. In accordance with these laws, rules and positions, the Master Fund must “set aside” (often referred to as “asset segregation” or “earmarking”) liquid assets, or engage in other SEC or staff-approved measures, to “cover” open positions with respect to certain kinds of derivatives instruments. In the case of forwards contracts that are not contractually required to cash settle, for example, the Master Fund must set aside liquid assets equal to such contracts’ full notional value while the positions are open. With respect to forward contracts that are contractually required to cash settle, however, the Master Fund is permitted to set aside liquid assets in an amount equal to its daily marked-to-market net obligations (i.e., the Master Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value. The Master Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation.

The Master Fund may use money market instruments, as well as other liquid assets, to cover its obligations as required by the 1940 Act, the rules thereunder, and applicable SEC and SEC staff positions. As a result of their segregation, the short-term debt securities (or any other liquid asset segregated) may not be used for other operational purposes. The Investment Manager monitors the Master Fund’s use of derivatives and will take action as necessary for the purpose of complying with the asset segregation policy stated above. Such actions may include the sale of investments.

FUNDAMENTAL POLICIES

All fundamental and non-fundamental investment policies of the Fund and the Master Fund are identical. Therefore, although the following discusses the investment policies of the Fund and the Board, it applies equally to the Master Fund and the Master Fund’s Board of Trustees (“Master Board”).

The Fund has adopted certain fundamental investment restrictions, which cannot be changed without the vote of a majority of the Fund’s outstanding voting securities (as defined by the Investment Company Act). These investment restrictions are only applicable to the Fund and not to the Portfolio Funds. The investment objective of the Fund is not fundamental and may be changed without a vote of a majority of the Fund’s outstanding voting securities.

The Fund may not:

•	Issue any senior security (as that term is defined in the Investment Company Act) or borrow money, except to the extent permitted by the Investment Company Act, the rule and regulations thereunder and any applicable exemptive relief. For purposes of this restriction, margin and collateral arrangements, including, for example, with respect to permitted borrowings, options, futures contracts, options on futures contracts and other derivatives such as swaps are not deemed to involve the issuance of a senior security.

•	Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the disposition of its portfolio securities.

•	Make loans of money or securities to other persons, except to the extent permitted by the Investment Company Act, the rule and regulations thereunder and any applicable exemptive relief or through purchasing fixed-income securities, lending portfolio securities, or entering into repurchase agreements in a manner consistent with the Fund’s investment policies.

•	Purchase or sell real estate, except that (1) it may dispose of real estate acquired as a result of the ownership of securities or other instrument and (2) the Fund may invest in securities that are secured by real estate, or that are issued by companies that invest or deal in real estate or real estate investment trusts. This restriction does not prohibit the Fund from investing in securities or other instruments backed by real estate or interests therein or in the securities of companies (including Portfolio Funds) that deal in real estate or interests therein or are engaged in the real estate business, including real estate investment trusts and real estate operating companies.

•	Invest in commodities or commodity contracts, except (1) to the extent permitted by the Investment Company Act, the rule and regulations thereunder and any applicable exemptive relief and (2) that the Fund may purchase and sell foreign currency, options, futures and forward contracts, including those related to indices, and options on indices, and may invest in commodity pools and other entities that purchase and sell commodities and commodity contracts.

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•	Invest 25% or more of the value of its total assets in the securities (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or to tax-exempt municipal securities) of issuers engaged in any single industry or group of related industries, except that the Fund may invest 25% or more of the value of its total assets in Portfolio Funds, but will not invest 25% or more of the value of its total assets in Portfolio Funds that focus on investing in any single industry or group of related industries. For purposes of this restriction, the Fund’s investments in Portfolio Funds are not deemed to be investments in an industry.

Under the Investment Company Act, the vote of a majority of the outstanding voting securities of an investment company, such as the Fund, means the vote, at an annual or a special meeting of the security holders of the Fund duly called: (A) of 67% or more of the voting securities present at the meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (B) of more than 50% of the outstanding voting securities of the Fund, whichever is less.

With respect to these policies and other policies and investment restrictions described in the Prospectus and this SAI (except the Fund’s and the Master Fund’s fundamental policies on borrowings and the issuance of senior securities), if a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund’s or the Master Fund’s total assets, unless otherwise stated, will not constitute a violation of such policy or restriction. The Fund’s and the Master Fund’s investment policies and restrictions do not apply to the activities and transactions of Portfolio Funds in which assets of the Master Fund are invested, but will apply to investments made by the Fund or the Master Fund directly (or any account consisting solely of the Fund’s or the Master Fund’s assets). The Portfolio Funds may have different or contrary investment policies. The Investment Manager will not cause the Fund to make loans to or receive loans from the Investment Manager or its affiliates, except to the extent permitted by the Investment Company Act or as otherwise permitted by applicable law.

The Fund’s investment program is speculative and entails substantial risks. There can be no assurance that the Fund’s, the Master Fund’s or the Portfolio Funds’ investment objectives will be achieved or that their investment programs will be successful. In particular, each Portfolio Fund Manager’s use of leverage, short sales and derivative transactions, and limited diversification can, in certain circumstances, result in significant losses to the Fund. Shareholders should consider the Fund as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved. Shareholders could lose some or all of their investment.

BOARD OF TRUSTEES, OFFICERS AND PORTFOLIO MANAGEMENT

The Fund’s operations are managed under the direction and oversight of the Fund’s Board. And, the Master Fund’s operations are managed under the direction and oversight of the Master Fund’s Board. References herein to the Trustees and the Fund’s Board refer to both Boards and the Trustees of both the Fund’s Board and of the Master Fund’s Board. Each Trustee serves for an indefinite term or until he or she reaches mandatory retirement, if any, as established by the Board. The Board appoints officers of the Fund who are responsible for the Fund’s day-to-day business decisions based on policies set by the Board. The officers serve at the pleasure of the Board.

The Fund’s Board has overall responsibility for monitoring and overseeing the investment program of the Fund and its management and operations. The Board monitors and oversees the business affairs of the Fund. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the directors of an investment company registered under the Investment Company Act organized as a corporation and has complete and exclusive authority to oversee and establish policies regarding the management, conduct and operation of the Fund’s business. The Trustees who are not “interested persons” within the meaning of the Investment Company Act are identified as Independent Trustees of the Board.

Biographical Information

Certain biographical and other information relating to Trustees of the Fund and of the Master Fund is set out below, including their ages, their principal occupations for at least the last five years, the length of time served as a Trustee, the total number of portfolios overseen in the complex of funds advised by the Investment Manager (“SCI Advised Funds”) and any public Director/Trusteeships. The information in the table is current as of March 31, 2016. Unless otherwise noted, each Trustee or officer has served in his current principal occupation or (for Trustees) other directorships for the last five years. All persons named as Trustees also serve in similar capacities for other SCI Advised Funds. The SCI Advised Funds comprise Steben Select Multi-Strategy Fund, Steben Select Multi-Strategy Master Fund and the Steben Managed Futures Strategy Fund, a series of Steben Alternative Investment Funds. The address of each Trustee and officer is c/o Steben Select Multi-Strategy Fund, 9711 Washingtonian Boulevard, Suite 400, Gaithersburg, Maryland 20878.

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Independent Trustees*

Name and Year of Birth	Position(s) with Fund and the Master Fund	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in SCI Advised Fund Complex Overseen by Trustee	Other Directorships During the Past 5 Years
George W. Morriss# Age: 68	Trustee (Since 2013)	Adjunct Professor, Columbia University School of International and Public Affairs, 2012 - 2014; formerly, Executive Vice President and Chief Financial Officer, People’s United Bank ( formerly, People’s Bank), Connecticut (a financial services company), from 1991 to 2001.	3	Trustee of Neuberger & Berman Funds complex (which consists of 59 funds), since 2007; formerly, Manager, Larch Lane Multi-Strategy Fund complex (which consisted of three funds), 2006 to 2011; formerly, Member, NASDAQ Issuers’ Affairs Committee, 1995 to 2003; Steben Managed Futures Cayman Fund Ltd.; Steben Select Multi-Strategy Fund, Steben Select Multi-Strategy Master Fund (investment companies).
Mark E. Schwartz# Age: 67	Trustee (Since 2013)	President, TriCapital Advisors, Inc., since 2006.	3	Appointed Trustee of University of Maryland College Park Foundation since 2015; Steben Managed Futures Cayman Fund Ltd.; Steben Select Multi-Strategy Fund Steben Select Multi-Strategy Master Fund (investment companies).

Interested Trustees*

Name and Age	Position(s) with Fund and the Master Fund	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in SCI Advised Fund Complex Overseen by Trustee	Other Directorships During the Past 5 Years
Kenneth E. Steben** Age: 60	Chairman of the Board and Chief Executive Officer (Since 2013)	President and Chief Executive Officer since 1989 of Steben & Company, Inc.	3	Steben Alternative Investment Funds (investment company) (one fund).

*	There is no stated term of office for the Fund’s Trustees. Each Trustee serves until his or her successor is elected and qualifies or until his or her death, resignation, or removal as provided in the Declaration of Trust, Bylaws or by statute.
**	Mr. Steben is an “interested person”, as defined in the Investment Company Act, due to his position as President and Chief Executive Officer of the Investment Manager.
#	Member of the Audit Committee and the Governance and Nominating Committee.

Officers of the Fund and the Master Fund Who Are Not Trustees

Name and Age	Position(s) Held with Fund and the Master Fund (Since)	Principal Occupation(s) During the Past 5 Years
Francine J. Rosenberger Age: 48	Chief Compliance Officer (“CCO”) and Secretary (Since 2013)	General Counsel, SCI, since January 2013, Partner, K&L Gates LLP (law firm) from 1995 to January 2013.
Carl A. Serger Age: 56	Chief Financial Officer (Since 2013)	Chief Financial Officer, SCI, since December 2009; Senior VP, CFO and COO, Peracon, Inc. (electronic transactions platform) from 2007 to 2009; Senior VP and CFO, Ebix Inc., (financial technology company) from 2006 to 2007; CFO, Senior VP and Treasurer, Finetre Corporation (financial technology company) from 1999 to 2006.

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Board Structure and Role of the Board of Trustees

The Board of Trustees’ primary role is oversight of the management of the Fund. As is the case with virtually all investment companies, the Fund’s service providers, primarily the Investment Manager and its affiliates, have responsibility for the Fund’s day-to-day management, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, the Board, acting at its scheduled meetings, or the Chairman acting between Board meetings, regularly interacts with and receives reports from senior personnel of the Fund and its service providers.

Experience, Qualifications, Attributes and Skills of the Fund’s Trustees. The Nominating Committee, which is comprised of Independent Trustees, is responsible for reviewing the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board, and will conduct a similar review in connection with the proposed nomination of current Trustees for re-election by shareholders at any annual or special meeting of shareholders. In evaluating a candidate for nomination or election as a Trustee, the Nominating Committee will take into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Nominating Committee believes contributes to good governance for the Fund.

The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes and skills, which allows the Board to operate effectively in governing the Fund and protecting the interests of shareholders. The Board believes that, based on each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees, each Trustee is qualified to serve as such.

In determining whether a particular Trustee is qualified to serve as a Trustee, the Board will consider a variety of criteria, none of which, in isolation, is controlling. In addition, the Board may take into account the actual or anticipated (in the case of new Trustees) service and commitment of each Trustee (including the Trustee’s commitment to participation in Board and committee meetings, as well as his or her current and prior leadership of standing and ad hoc committees) in concluding that each should serve as a Trustee. Additional information about the specific experience, qualifications, attributes and skills of each Trustee, which was taken into account in determining that each Trustee should serve as a Trustee of the Fund, is provided in the table above and in the next paragraph.

Among other attributes and qualifications common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them (including information requested by the Trustees), to interact effectively with the Investment Manager, other service providers, counsel and the Fund’s independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees. While the Board does not have a formal, written diversity policy, the Board believes that an effective board consists of a diverse group of individuals who bring together a variety of complementary skills and perspectives.

Board Structure and Oversight Function. The Board is responsible for oversight of the Fund. The Fund has engaged the Investment Manager to manage the Fund’s portfolio on a day-to-day basis. The Board is responsible for overseeing the Investment Manager and the Fund’s other service providers in accordance with the Fund’s investment objective and policies and otherwise in accordance with the requirements of the Investment Company Act, and other applicable federal, state and other securities and other laws, and the Fund’s Declaration of Trust and bylaws. The Board meets in-person periodically throughout the year. The Independent Trustees also will regularly meet without the presence of any representatives of management. The Board has established three standing committees - the Audit and Compliance Committee, the Nominating Committee and the Qualified Legal Compliance Committee - and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. Each committee is comprised exclusively of Independent Trustees. The responsibilities of each committee, including its oversight responsibilities, are described further below.

An Interested Trustee serves as Chairman of the Board. The Chairman’s duties include setting the agenda for each Board meeting in consultation with management and the Independent Trustees, presiding at each Board meeting, and facilitating communication and coordination between the Independent Trustees and management. The Board has not appointed a Lead Independent Trustee because the size of the Board is not conducive to such appointment.

The Trustees believe that the structure of the Board and committees is appropriate and facilitates the orderly and efficient flow of information to and from the Trustees to the Investment Manager and other service providers with respect to services provided to the Funds, potential conflicts of interest that could arise from these relationships and other risks that the Fund may face. The Trustees also believe that its structure allows all of the Trustees to participate in the full range of the Board’s oversight responsibilities. The Board believes that the orderly and efficient flow of information and the ability to bring each Trustee’s talents to bear in overseeing the Fund’s operations is important, in light of the size and complexity of the Fund and the Master Fund and the risks that the Fund and the Master Fund face. The Board and its committees will review

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their structure regularly, to help ensure that it remains appropriate as the business and operations of the Fund and the Master Fund, and the environment in which the Fund and the Master Fund operate and evolve.

Risk Oversight. The Fund is subject to a number of risks, including investment, compliance and operational risks. Day-to-day risk management with respect to the Fund resides with the Investment Manager or other service providers (depending on the nature of the risk) subject to supervision by the Investment Manager. The Board has charged the Investment Manager and its affiliates with (i) identifying events or circumstances, the occurrence of which could have demonstrable and material adverse effects on the Fund; (ii) to the extent appropriate, reasonable or practicable, implementing processes and controls reasonably designed to reduce the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously, and to revise as appropriate, the processes and controls described in (i) and (ii) above.

Risk oversight forms part of the Board’s general oversight of the Fund’s investment program and operations and will be addressed as part of various regular Board and committee activities. The Fund’s investment management and business affairs are carried out by or through the Investment Manager and other service providers. Each of these persons has an independent interest in risk management but the policies and the methods by which one or more risk management functions are carried out may differ from the Fund’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. Oversight of risk management is provided by the Board and the Audit Committee. The Trustees expect to receive reports from, among others, management, the Fund’s Chief Compliance Officer, the Fund’s independent registered public accounting firm, and internal auditors for the Investment Manager, as appropriate, regarding risks faced by the Fund and the Investment Manager’s risk management programs.

Not all risks that may affect the Fund can be identified, nor can controls be developed to eliminate or mitigate the occurrence or effects of certain risks. It may not be practical or cost-effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund or the Investment Manager, its affiliates or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals. As a result of the foregoing and other factors the Fund’s ability to manage risk is subject to substantial limitations.

As noted above, the Board has three standing committees - the Audit and Compliance Committee, the Nominating Committee and the Qualified Legal Compliance Committee. Each of the Committees is comprised solely of Independent Trustees and the members of the committees are identified below. Additional information about the committees is provided below.

Audit and Compliance Committee. The Trust has an Audit and Compliance Committee, consisting of Messrs. Morriss and Schwartz. The members of the Audit and Compliance Committee are Independent Trustees. The Audit and Compliance Committee met four times during the most recent fiscal year. The primary responsibilities of the Audit and Compliance Committee are to make recommendations to the Board as to: the engagement or discharge of the Trust’s independent registered public accounting firm (including the audit fees charged by the accounting firm); the supervision of investigations into matters relating to audits; the review with the independent registered public accounting firm of the results of audits; oversight of the Trust’s compliance with legal and regulatory requirements, internal control over financial reporting and independent audits; and addressing any other matters regarding audits and compliance.

Nominating Committee. The Trust has a Nominating Committee, consisting of Messrs. Morriss and Schwartz. The Nominating Committee did not meet during the most recent fiscal year. The Nominating Committee is responsible for the selection and nomination for appointment of candidates to serve as Trustees of the Trust. The Nominating Committee will review shareholders’ nominations to fill vacancies on the Board. Shareholders can submit recommendations in writing addressed to the attention of the chair of the Nominating Committee, 9711 Washingtonian Boulevard, Suite 400, Gaithersburg, Maryland 20878. A shareholder’s recommendation must include the following information about the nominee: (1) name; (2) date of birth; (3) education; (4) business, professional or other relevant experience and areas of expertise; (5) current business, professional or other relevant experience and areas of expertise; (6) current business and home addresses and contact information; (7) other board positions or prior experience; and (8) any knowledge and experience relating to investment companies and investment company governance.

With respect to the criteria the Nominating Committee uses for selecting nominees, a successful candidate should have certain uniform characteristics, such as a very high level of integrity, appropriate experience, and a commitment to fulfill the fiduciary duties inherent in Board membership. The Nominating Committee also will consider the extent to which potential candidates possess sufficiently diverse skill sets and diversity characteristics that would contribute to the Board’s overall effectiveness.

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Qualified Legal Compliance Committee. The Trust has a Qualified Legal Compliance Committee, consisting of the members of the Audit and Compliance Committee – Messrs. Morriss and Schwartz. The members of the Qualified Legal Compliance Committee are Independent Trustees. The Qualified Legal Compliance Committee did not meet during the most recent fiscal year. The primary responsibility of the Trust’s Qualified Legal Compliance Committee is to receive, review and take appropriate action with respect to any report made or referred to the Qualified Legal Compliance Committee by an attorney of evidence of a material violation of applicable U.S. federal or state securities law, material breach of a fiduciary duty under U.S. federal or state law or a similar material violation by the Trust or by any officer, director, employee, or agent of the Trust.

Trustee Qualifications

This section discusses, for each Trustee, the experience, qualifications, attributes or skills that led to the conclusion that the person should serve as a Trustee. The information in this section should not be understood to mean that any of the Trustees is an “expert” within the meaning of the federal securities laws or for any other purpose under state or federal law.

George W. Morriss: Mr. Morriss has experience in senior management and as chief financial officer of a financial services company. He has investment management experience as a portfolio manager managing personal and institutional funds. He has served as a member of a committee of representatives from companies listed on NASDAQ. He has served as a member of the board of funds of hedge funds. He has an advanced degree in finance. He has served as a Fund Trustee for multiple years.

Mark E. Schwartz: Mr. Schwartz has experience in senior management and as president of an investment advisory firm. He has investment management experience as a portfolio manager managing separate accounts, holding designations as a Certified Fund Specialist (CFS) and Chartered Retirement Planning Counselor (CRPC). He has served as a non-compensated advisor to the University of Maryland College Park Foundation Investment Committee. He also has extensive broker-dealer experience.

Kenneth E. Steben: Mr. Steben has investment management and senior management experience as the founder and president of Steben, an investment adviser registered with the SEC, a commodity pool operator registered with the CFTC and a broker-dealer registered with the SEC and a member of FINRA. He also serves on Steben’s Investment Committee.

Trustees’ Holdings

The dollar range of equity securities of the Fund owned by each Trustee is set forth below (1)

Name of Trustee	Dollar Range of Equity Securities in the Fund as of March 31, 2016(1)(2)	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in the SCI Advised Fund Complex as of March 31, 2016 (1)(2)
George W. Morriss	[___]	[___]
Mark E. Schwartz	[___]	[___]
Kenneth E. Steben	[___]	[___]

(1)	The dollar ranges of equity securities reflected in the table above are as follows: None; $1 to $10,000; $10,001 to $50,000; $50,001 to $100,000; or over $100,000.
(2)	Includes the portion of direct and indirect investments made by the Investment Manager beneficially owned and personal investments.

Independent Trustee Ownership of Securities

As of March 31, 2016, the Independent Trustees (and their respective immediate family members) did not beneficially own securities of the Investment Manager or Distributor, or an entity controlling, controlled by or under common control with the Investment Manager or Distributor (not including registered investment companies).

As of March 31, 2016, the Trustees and Officers, as a group, held __% of the outstanding Class I shares and __% of the outstanding Class A shares of the Fund.

Compensation for Trustees

The Independent Trustees are paid annual compensation for service on the Board and its Committees for the SCI Advised Funds in an annual amount of $15,000 each. Such compensation encompasses attendance and participation at Board and Committee meetings, including telephonic meetings, if any. There are currently two Independent Trustees. The Audit Committee Chairman and the Audit Committee Financial Expert also receives an annual amount of $15,000. In the interest of

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recruiting and retaining Independent Trustees of high quality, the Board intends to periodically review such compensation and may modify it as the Board deems appropriate. In addition, the Fund reimburses each Independent Trustee for travel and other expenses incurred in connection with attendance at such meetings. Other Officers (apart from the CCO) and Trustees of the Fund who are “interested persons” by virtue of their affiliation with the Investment Manager receive no compensation in such role.

The following table sets forth estimated compensation to be paid to the Independent Trustees and officers during the Fund’s and the Master Fund’s first fiscal period. The Fund and the Master Fund have no retirement or pension plans.

Name of Trustee	Aggregate Compensation from the Fund	Total Compensation from the Fund, Master Fund and the SCI Advised Fund Complex
George W. Morriss	[___]	[___]
Mark E. Schwartz	[___]	[___]

Other Accounts Managed by the Investment Committee Members

Certain Investment Committee Members, who are primarily responsible for the management of the Fund and the Master Fund, also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following tables identify, as of March 31, 2016: (i) the number of registered investment companies, other pooled investment vehicles and other accounts managed by the Investment Committee Members and the total assets of such companies, vehicles and accounts; and (ii) the number and total assets of such companies, vehicles and accounts with respect to which the advisory fee is based on performance.

Investment Committee Member	Type of Accounts	Total # of Accounts Managed	Total Assets (000,000s omitted)	# of Accounts Managed for which Advisory Fee is Based on Performance	Total Assets for which Advisory Fee is Based on Performance (000,000s omitted)
Kenneth E. Steben	Registered Investment Companies	[___]	[___]	[___]	[___]
	Other Pooled Investment Vehicles	[___]	[___]	[___]	[___]
	Other Accounts	[___]	[___]	[___]	[___]
John Dolfin	Registered Investment Companies	[___]	[___]	[___]	[___]
	Other Pooled Investment Vehicles	[___]	[___]	[___]	[___]
	Other Accounts	[___]	[___]	[___]	[___]
Basak Akiska	Registered Investment Companies	[___]	[___]	[___]	[___]
	Other Pooled Investment Vehicles	[___]	[___]	[___]	[___]
	Other Accounts	[___]	[___]	[___]	[___]

Securities Ownership of Investment Committee Members

The table below shows the dollar range of the shares of the Fund beneficially owned as of March 31, 2016 by each Investment Committee Member.

Investment Committee Member	Fund
Kenneth E. Steben	[___]
John Dolfin	[___]
Basak Akiska	[___]

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Conflicts of Interest of the Investment Manager

As an investment adviser and fiduciary, the Investment Manager owes its clients and shareholders an undivided duty of loyalty. The Investment Manager recognizes that conflicts of interest are inherent in its business and accordingly has developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including the Fund, and allocating investment opportunities. Investment professionals, including the Portfolio Managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. The Investment Manager places the interests of its clients first and expects all of its employees to meet their fiduciary duties.

Employee Personal Trading. The Investment Manager has adopted a Code of Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of the Investment Manager own, buy or sell securities that may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Ethics, the Investment Manager permits its employees to engage in personal securities transactions, and also allows them to acquire investments in certain funds managed by the Investment Manager. The Investment Manager’s Code of Ethics requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by the Investment Manager.

Managing Multiple Accounts for Multiple Clients. The Investment Manager has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. These conflicts increase where, as here, an investment professional receives performance-based compensation from some accounts but not from others, or receives asset-based compensation from accounts with different advisory fees. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies and unregistered investment vehicles, such as hedge funds. Among other things, investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is generally not tied specifically to the performance of any particular client’s account, nor is it generally tied directly to the level or change in level of assets under management.

Allocating Investment Opportunities. The investment professionals at the Investment Manager routinely are required to select and allocate investment opportunities among accounts. The Investment Manager has adopted policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The policies and procedures require, among other things, objective allocation for limited investment opportunities (e.g., on a rotational basis), and documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, access to Portfolio Funds or other investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

The Investment Manager’s procedures are also designed to address potential conflicts of interest that may arise when the Investment Manager has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which the Investment Manager could share in investment gains.

Performance Fees. An Investment Committee Member may advise certain accounts with respect to which advisory fees are based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the Investment Committee Member in that the Member may have an incentive to allocate the investment opportunities that he believes might be the most profitable to such other accounts instead of allocating them to the Fund.

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Compensation to Investment Committee Members

The Investment Manager’s compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for the Investment Manager’s clients, including shareholders of the Fund. Except as described below, investment professionals do not receive any direct compensation based upon the investment returns of any individual client account.

Mr. Steben indirectly owns equity interests in the Investment Manager. He receives a salary and distributions based on profits of the Investment Manager. As it relates to the Fund, the Master Fund and the SCI Advised Fund Complex, Mr. Dolfin receives his compensation based on the size of the Fund and of other funds managed by or for which the Investment Manager serves as general partner and the management and advisory fees charged thereon. He is also paid a salary. Ms. Akiska is paid a base salary and is eligible for a performance-based bonus annually. These individuals, among others, are responsible for the investment processes and management of the Investment Manager. Messrs. Steben and Dolfin and Ms. Akiska believe that to the extent that they are successful in their investment endeavors, the greater the amount of assets over time and the more significant their compensation will be from the Investment Manager.

Contributions under the Investment Manager’s 401(k) Plan. The contributions are matching up to a certain percentage of contributions based.

INVESTMENT MANAGER

Pursuant to the management agreement between the Fund and the Investment Manager, the Investment Manager provides investment advisory services to the Fund (the “Management Agreement”). The Management Agreement provides that, subject to the supervision of the Board, the Investment Manager is responsible for management and oversight of the Fund’s portfolio. Under the terms of a Management Agreement, the Investment Manager allocates Fund assets and monitors regularly each Portfolio Fund to determine whether its investment program is consistent with the Fund’s investment objective and whether its investment performance and other criteria are satisfactory. The Investment Manager may reallocate assets among Portfolio Funds, terminate relationships with Portfolio Funds and select additional Portfolio Funds, subject in each case to the ultimate supervision of, and any policies established by, the Board. The Investment Manager has a separate comparable management agreement with the Master Fund. Under that agreement, the Investment Manager is responsible for management and oversight of the Master Fund’s portfolio and performs the same functions for the Master Fund as it would for the Fund subject to the supervision of the Board.

Each Management Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Fund, the Investment Manager and any director, officer or employee of the Investment Manager, or any of their affiliates, executors, heirs, assigns, successors or other legal representatives, will not be liable to the Fund for any error of judgment, for any mistake of law or for any act or omission by the person in connection with the performance of services to the Fund. Each Management Agreement also provides for indemnification, to the fullest extent permitted by law, by the Fund, the Investment Manager or any partner, director, officer or employee of the Investment Manager, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which the person may be liable that arises in connection with the performance of services to the Fund, so long as the liability or expense is not incurred by reason of the person’s willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

In consideration of the investment advisory services provided by the Investment Manager, the Fund pays the Investment Manager a monthly fee at the annual rate of 1.25% of an aggregate of the Fund’s net assets determined as of the last day of a calendar month (the “Management Fee”). The Management Fee is payable in arrears as of the last day of the subsequent month. However, to the extent that the Fund invests substantially all of its investable assets in the Master Fund, the Fund does not directly pay the Investment Manager such fees. Rather, the Master Fund would pay the Investment Manager the Management Fee at the annual rate of 1.25% of an aggregate of the Master Fund’s net assets determined as of the last day of the calendar month.

Unless earlier terminated as described below, each Management Agreement remains in effect for a period of two years from the date of execution and will continue in effect from year to year thereafter if approved annually (a) by the Board or by a majority of the outstanding shares of the Fund or the Master Fund and (b) by a majority of the Trustees who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Each

Steben Select Multi-Strategy Fund SAI	Page 10

Management Agreement is not assignable and may be terminated without penalty on 60 days’ written notice at the option of either party thereto or by the vote of the shareholders of the Fund or the Master Fund.

During the fiscal year that ended on March 31, 2016, the Master Fund paid $[__]in Management Fees to the Investment Manager. During the fiscal year ended on March 31, 2016, the Fund indirectly paid (through its ownership in the Master Fund) $[__] in Management Fees to the Investment Manager.

Pursuant to an Operating Services Agreement with the Fund, the Fund has agreed to pay the Investment Manager 0.30% of the Fund’s monthly assets (the “Operating Services Fee”) and the Investment Manager has contractually agreed to pay all of the Fund’s ordinary fund-wide expenses including the Fund’s organizational and offering expenses but not the following Fund expenses: the Management Fee, the Distribution and Service Fees, borrowing costs, interest expenses, brokerage commissions and other transaction and investment-related costs, Portfolio Fund and Portfolio Fund Manager fees and expenses, taxes, litigation and indemnification expenses, judgments and other extraordinary or non-recurring expenses not incurred in the ordinary course of the Fund’s business. This Operating Services Agreement may be terminated at any time by the Board. The Master Fund has entered into a similar operating services agreement with the Investment Manager for 0.15% of the Master Fund’s monthly assets.

During the fiscal year ended on March 31, 2016, the Master Fund paid $[__] in Operating Services Fees to the Investment Manager. During the fiscal year ended on March 31, 2016, the Fund paid $[__] in Operating Services Fees to the Investment Manager.

ADMINISTRATION AND TRANSFER AGENT

The Fund and the Master Fund have entered into an Administration Agreement with the U.S. Bancorp Fund Services, LLC (“Administrator”). Pursuant to the terms of the Administration Agreement, the Administrator has the responsibility for providing administrative services, and for assisting the Fund and the Master Fund with their operational needs, pursuant to the Administration Agreement. The Administration Agreement remains in effect for at least a three-year period (subject to either party’s ability to terminate the agreement due to a material, uncured breach by the other party), and thereafter will automatically renew for successive one-year terms unless written notice of non-renewal is provided no later than ninety days prior to the expiration of the term.

Under the Administration Agreement, the Administrator is responsible for, among other things: (1) maintaining a list of Shareholders and generally performing all actions related to the issuance and repurchase of Shares, if any, including with regard to reinvestment of dividends under the Dividend Reinvestment Plan; (2) providing the Fund and the Master Fund with certain administrative, clerical, recordkeeping and bookkeeping services; (3) computing the NAV of the Fund and the Master Fund; (4) preparing accounting information, or overseeing the preparation of, monthly, quarterly, semi-annual and annual financial statements of the Fund and the Master Fund, quarterly reports of the operations of the Fund and the Master Fund and maintaining information to facilitate the preparation of annual tax returns; (5) providing regulatory compliance and assisting in the preparation of certain regulatory filings; and (6) performing additional services, as agreed upon, in connection with the administration of the Fund and the Master Fund. The Administrator is paid a monthly fee (the “Administration Fee”) based on the month-end net assets of the Master Fund. The Fund bears its share of the Administration Fee as per the terms of the Administration Agreement.

The Investment Manager pays the administration fees directly, and receives a 0.15% operating services fee from the Master Fund and a 0.30% fee from the Fund under an Operating Services Agreement. During the fiscal year ended on March 31, 2016, the Master Fund indirectly paid (through the Operating Services Agreement with the Investment Manager) $[__] in administration fees to the Administrator. During the fiscal year ended on March 31, 2016, the Fund indirectly paid (through its ownership in the Master Fund and the Operating Services Agreement with the Investment Manager) $[__] in administration fees to the Administrator. The Fund bears an indirect portion of these fees through the NAV of the Master Fund.

Servicing Fee and Administrative Servicing Fee. Prior to July 31, 2014, the Investment Manager acted as servicing agent to the Fund (“Servicing Agent”), whereby it provides or procures certain Shareholder servicing and administrative assistance. Investor servicing entails the provision of personal, continuing services to investors in the Fund and administrative assistance. The Servicing Agent may, in turn, retain certain parties to act as sub-servicing and sub-administrative servicing agents to assist with investor servicing and administration. The Fund compensates the Servicing Agent for providing or procuring these services and, when the Servicing Agent employs sub-servicing and sub-administrative servicing agents, the Servicing Agent compensates such sub- agents out of its own resources.

In consideration for investor services and administrative assistance, the Fund pays the Investment Manager, as Servicing Agent, a servicing fee (“Administrative Servicing Fee”) based on the average month-end net assets of the Fund over the course of the applicable quarter. The Administrative Servicing Fee for the Fund equals 0.25% (on an annualized basis) of the Fund’s average month-end net assets, payable quarterly in arrears. Since the beginning of the fiscal year on April 1, 2014 through July 31, 2014, the Fund paid $[__] in Administrative Servicing Fees to the Adviser. After July 31, 2014, the Administrative Servicing Fee has converted to Class I Distribution and Service Fee, as described in the Prospectus. For the periods ended August 1, 2014 through March 31, 2015 and ended March 31, 2016, the Fund paid $[__] and $[__] in Distribution and Service Fees for Class A and Class I shares, respectively, for distribution services by the Distributor and to financial intermediaries.

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CUSTODIAN

U.S. Bank, N.A. (the “Custodian”) serves as custodian for the Fund and the Master Fund. Pursuant to a custodian agreement, the Custodian maintains a separate account in the name of the Fund, holds and transfers portfolio securities on account of the Fund, accepts receipts and makes disbursements of money on behalf of the Fund, collects and receives all income and other payments and distributions on account of the Fund’s securities. The Fund also may enter into principal transactions with one or more affiliates of the Custodian.

PROXY VOTING POLICIES AND PROCEDURES

The Fund invests substantially all of its investable assets in the Master Fund. The Master Fund invests a substantial portion of its assets in securities of Portfolio Funds. These securities do not typically convey traditional voting rights to the holder and the occurrence of corporate governance or other notices for this type of investment is substantially less than that encountered in connection with registered equity securities. However, the Investment Manager and/or the Master Fund may, under some circumstances, receive proxies from certain Portfolio Funds and other issuers. The Board has delegated to the Investment Manager authority to vote all proxies relating to the Fund’s or Master Fund portfolio securities pursuant to the Statement of Policies and Procedures for Proxy Voting set out in the Appendix A to this SAI. Information on how the Fund and the Master Fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30, 2015 will be available on Form N-PX without charge by calling 800-726-3400, or on the SEC’s website at http://www.sec.gov. This reference to the website does not incorporate the contents of the website into this prospectus.

CODES OF ETHICS

The Board has adopted a code of ethics for the Fund and the Master Fund pursuant to Rule 17j-1 under the Investment Company Act and has also approved the Code of Ethics of the Investment Manager that was adopted by it in accordance with Rule 17j-1 and Rule 204A-1 under the Advisers Act. The codes of ethics establish policies and procedures for personal investing by employees and restrict certain transactions. Employees subject to the codes of ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held, directly or indirectly, by the Fund.

The codes of ethics may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 551-8090. The codes of ethics also are available on the Edgar Database on the SEC’s website, http://www.sec.gov, or be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102. This reference to the website does not incorporate the contents of the website into this prospectus.

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OUTSTANDING SECURITIES AND RECORD OWNERSHIP

As of March 31, 2016, the Fund owns of record less than 25% of the Master Fund’s Shares.

As of March 31, 2016, the following persons own of record 5% or more of the Fund’s shares:

Class I Shares Record Owner	Number of Shares	Percent of the Assets Held by the Shareholder
[____]	[____]	[____]
[____]	[____]	[____]
[____]	[____]	[____]
[____]	[____]	[____]

Class A Shares Record Owner	Number of Shares	Percent of the Assets Held by the Shareholder
[____]	[____]	[____]
[____]	[____]	[____]

BROKERAGE TRANSACTIONS

Subject to policies established by the Board, the Investment Manager is primarily responsible for the execution of the Fund’s and the Master Fund’s portfolio transactions and the allocation of any brokerage. Because the Investment Manager makes most of the Master Fund’s purchases of securities directly from the issuer (i.e., the Portfolio Funds), the Investment Manager engages in transactions using a broker on a more limited basis. Nevertheless, some of the Fund’s portfolio transactions may be subject to expenses.

When engaging in brokerage transactions, the Fund and the Master Fund has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities of the Fund. When possible, the Fund and the Master Fund deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. It is the policy of the Fund and the Master Fund to seek to obtain best execution in conducting portfolio transactions, taking into account such factors as price (including the applicable dealer spread or commission), the size, type and difficulty of the transaction involved, the firm’s general execution and operations facilities and the firm’s risk in positioning the securities involved. The cost of portfolio securities transactions of the Fund and the Master Fund primarily consists of dealer or underwriter spreads and brokerage commissions. While reasonable competitive spreads or commissions are sought, the Fund will not necessarily be paying the lowest spread or commission available.

When consistent with the objective of obtaining best execution, brokerage may be directed to persons or firms supplying investment information to the Investment Manager. There may be occasions where the transaction cost charged by

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a broker may be greater than that which another broker may charge if a Fund determines in good faith that the amount of such transaction cost is reasonable in relation to the value of the brokerage, research and statistical services provided by the executing broker.

None of the Fund, the Master Fund nor the Investment Manager has entered into any agreements or understandings with any brokers regarding the placement of securities transactions based on research services they provide. To the extent that brokers supply investment information to the Investment Manager for use in rendering investment advice to the Fund or the Master Fund, such information may be supplied at no cost to the Investment Manager, and therefore may have the effect of reducing the expenses of the Investment Manager in rendering advice to the Fund or the Master Fund. While it is impossible to place an actual dollar value on such investment information, its receipt by the Investment Manager probably does not reduce the overall expenses of the Investment Manager to any material extent.

The investment information provided to the Investment Manager is of the type described in Section 28(e)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is designed to augment the Investment Manager’s own internal research and investment strategy capabilities. Research services furnished by brokers through which the Fund effects securities transactions are used by the Investment Manager in carrying out its investment responsibilities with respect to all its client accounts.

Research services furnished by broker-dealers could be useful and of value to the Investment Manager in servicing its other clients as well as the Fund; but, on the other hand, certain research services obtained by the Investment Manager as a result of the placement of portfolio brokerage of other clients could be useful and of value to it in serving the Fund and the Master Fund.

Investment decisions for the Fund and the Master Fund are made independently of those of other investment companies and other advisory accounts managed by the Investment Manager. It may happen, on occasion, that the same security is held in the portfolio of the Fund, the Master Fund and one or more of such other companies or accounts. Simultaneous transactions are likely when several funds or accounts are managed by the Investment Manager, particularly when a security is suitable for the investment objectives of more than one such company or account. When two or more companies or accounts managed by the Investment Manager are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated to the respective companies or accounts as to both amount and price, in accordance with a method deemed equitable to each company or account. In some cases this system may adversely affect the price paid or received by the Fund or the size of the position obtainable for the Fund.

Each Portfolio Fund Manager is responsible for placing orders for the execution of portfolio transactions and the allocation of brokerage for any Portfolio Fund it manages. Transactions on U.S. stock exchanges and on some non-U.S. stock exchanges involve the payment of negotiated brokerage commissions. On the great majority of non-U.S. stock exchanges, commissions are fixed. No stated commission is generally applicable to securities traded in over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups.

The Investment Manager expects that each Portfolio Fund Manager generally selects brokers and dealers to effect transactions on behalf of its Portfolio Fund substantially as described below, although the Investment Manager can give no assurance that a Portfolio Fund Manager will adhere to, and comply with, the described practices. The Investment Manager generally expects that, in selecting brokers and dealers to effect transactions on behalf of a Portfolio Fund, a Portfolio Fund Manager will seek to obtain best execution for the transactions, taking into account such factors as price, size of order, difficulty of execution and operational facilities of a brokerage firm and the firm’s risk in positioning a block of securities. Subject to appropriate disclosure, however, Portfolio Fund Managers of Portfolio Funds may select brokers on a basis other than that outlined above and may receive services (other than research as described in the following paragraph) that benefit the Portfolio Fund Manager rather than its Portfolio Fund. The Investment Manager may consider the adequacy of the broker selection process employed by a Portfolio Fund Manager, as well as the above principles, as a factor in determining whether to invest in a Portfolio Fund. Each Portfolio Fund Manager generally will seek reasonably competitive commission rates, but will not necessarily pay the lowest commission available on each transaction.

Consistent with seeking best execution, a Portfolio Fund Manager may place brokerage orders with brokers (including affiliates of the Investment Manager) that may provide the Portfolio Fund Manager and its affiliates with supplemental research, market and statistical information, including advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and may furnish analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The expenses of a Portfolio Fund Manager are not necessarily reduced as a result of the receipt of this supplemental information, which may be useful to the Portfolio Fund Manager or its affiliates in providing services to clients other than a Portfolio Fund. In addition, not all of the supplemental information is used by the Portfolio Fund Manager

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in connection with a Portfolio Fund in which the Fund invests. Conversely, the information provided to the Portfolio Fund Manager by brokers and dealers through which other clients of the Portfolio Fund Manager and its affiliates effect securities transactions may be useful to the Portfolio Fund Manager in providing services to a Portfolio Fund. In accordance with provisions of the Investment Company Act, an affiliate of the Investment Manager may effect brokerage transactions for a Portfolio Fund.

Portfolio Turnover

The Fund’s and the Master Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities (including Portfolio Funds) for the particular fiscal year by the monthly average of the value of the portfolio securities owned by the Fund or the Master Fund during the particular fiscal year. For purposes of determining this rate, all securities whose maturities at the time of acquisition are one year or less are excluded. A high portfolio turnover rate may result in greater transaction costs, which are borne directly by the Fund or the Master Fund, although the Fund or the Master Fund generally do not incur transaction costs in buying and selling Portfolio Funds. In addition, high portfolio turnover has certain tax consequences for shareholders. While the portfolio turnover rates of the Portfolio Funds may be very high, the Fund and the Master Fund expects its portfolio turnover rate to be less than 100% (often substantially so) in any fiscal year.

ADDITIONAL TAXATION DISCUSSION

The following discussion of U.S. federal income tax consequences of investment in the Fund and the Master Fund is based on the Code, U.S. Treasury regulations, and other applicable authority, as of the date of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal tax considerations generally applicable to investments in the Fund and the Master Fund. There may be other tax considerations applicable to particular Shareholders. Shareholders should consult their own tax advisors regarding their particular situation and the possible application of foreign, state and local tax laws.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of the Fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

References to the Fund herein include both the Fund and the Master Fund.

Taxation of the Fund

Qualification for and Treatment as a Regulated Investment Company.

The Fund has elected and intends to continue to elect to be treated as a RIC under Subchapter M of the Code and intends each year to qualify and to be eligible to be treated as such. In order to qualify for the special tax treatment accorded RICs and Shareholders, the Fund must, among other things: (a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below); (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s total assets consists of cash and cash items, U.S. government securities, securities of other RICs, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested (x) in the securities (other than those of the U.S. government or other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and (c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt income, for such year.

In general, for purposes of the 90% gross income requirement described in (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the RIC. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as

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qualifying income. In general, such entities will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of the diversification test in (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification test in (b) above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to issuer identification for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test in (b) above.

If the Fund qualifies as a RIC that is accorded special tax treatment, the Fund will not be subject to U.S. federal income tax on income distributed in a timely manner to its Shareholders in the form of dividends (including capital gain dividends, as defined below).

The Fund currently intends to elect to be treated and to qualify and be eligible to be treated as a RIC.

An investor should also be aware that the benefits of the reduced tax rate applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders.

The Fund invests in Portfolio Funds that are classified as PFICs for U.S. federal income tax purposes, and Portfolio Funds themselves may invest in entities that are classified as PFICs. A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. A U.S. investor in a PFIC is subject to federal income tax on its PFIC-related income under one of three alternative tax treatments – “excess distribution” treatment, “qualified electing fund” treatment, or “mark-to-market” treatment, each of which is described below. The Fund expects to make mark-to-market elections with respect to most of its PFIC investments.

Investments in PFICs could potentially subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from a PFIC or on proceeds received from the disposition of shares in a PFIC. This tax cannot be eliminated by making distributions to Fund Shareholders. However, the Fund may elect to avoid the imposition of that tax. For example, the Fund may elect to treat a PFIC as “qualified electing fund” (i.e., make a “QEF election”), in which case the Fund will be required to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold (and, solely for purposes of this mark-to-market election, repurchased) its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. If the Fund realizes a loss with respect to a PFIC, whether by virtue of selling all or part of the Fund’s interest in the PFIC or because of the “mark to market” adjustment described above, the loss will be ordinary to the extent of the excess of the sum of the mark-to-market gains over the mark-to-market losses previously recognized with respect to the PFIC. To the extent that the Fund’s mark-to-market loss with respect to a PFIC exceeds that limitation, the loss will effectively be taken into account in offsetting future mark-to-market gains from the PFIC, and any remaining loss will generally be deferred until the PFIC interests are sold, at which point the loss will be treated as a capital loss.

If neither a “mark to market” nor a QEF election is made with respect to an interest in a PFIC, the ownership of the PFIC interest may have significantly adverse tax consequences for the Fund. In such a case, the Fund would be subject to an interest charge (at the rate applicable to tax underpayments) on tax liability treated as having been deferred with respect to certain distributions and on gain from the disposition of the interests in a PFIC (collectively referred to as “excess distributions”), even if those excess distributions are paid by the Fund as a dividend to its Shareholders.

By making the mark-to-market election, the Fund may be required to recognize income (which generally must be distributed to the Fund’s Shareholders) in excess of the distributions that it receives from the PFIC. Accordingly, the Fund may need to borrow money or to dispose of investments, potentially including its interests in the PFIC, in order to make the distributions required in order to maintain its status as a RIC and to avoid the imposition of a federal income tax and/or the nondeductible 4% excise tax. There can be no assurances, however, that the Fund will be successful in this regard, and the Fund may not be able to maintain its status as a RIC.

The Fund may also invest in Portfolio Funds treated as partnerships for U.S. federal income tax purposes. In such cases, the Fund will be treated as receiving its proportionate share of each item of gross income earned by the partnership and must look through to the character of such items of gross income earned by the partnership in applying the RIC qualifying income test. Income derived by the Fund from an investment in a partnership is treated as qualifying income for RIC

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purposes only to the extent such income is attributable to items of partnership income that would be qualifying income if received directly by the Fund. Although some Portfolio Fund strategies (e.g., long-short equity funds) generate income that would be qualifying income for RIC purposes, other strategies (e.g., commodity funds, energy funds and real estate funds) produce income that would not be “good” income for RIC qualification purposes. Similarly, the Fund would look through the partnership to the partnership’s underlying assets for purposes of analyzing the Fund’s asset diversification. The Fund closely monitors its investments in funds that are treated as partnerships in order to assure the Fund’s compliance with Subchapter M requirements. The Fund also needs to rely upon information reported to it by partnership Portfolio Funds for purposes of determining income required to be distributed by the Fund for RIC qualification purposes, for purposes of avoiding corporate income tax and for purposes of avoiding the nondeductible 4% excise tax, and such Portfolio Funds may not provide the necessary information within the time period needed by the Fund for such purposes.

If the Fund were to fail to meet the income, diversification or distribution test described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax or interest, making additional distributions, or disposing of certain assets. If the Fund were ineligible to or otherwise did not cure such failure for any year, or if the Fund were otherwise to fail to qualify as a RIC accorded special tax treatment for such year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to Shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends-received deduction in the case of corporate Shareholders and may be eligible to be treated as “qualified dividend income” in the case of Shareholders taxed as individuals, provided, in both cases, the Shareholder meets certain holding period and other requirements in respect of the Fund’s shares (as described below). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a RIC that is accorded special tax treatment.

The Fund intends to distribute at least annually to its Shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), its net tax-exempt income (if any) and its net capital gain. Any taxable income, including any net capital gain, retained by the Fund will be subject to tax at a Fund level at regular corporate rates. In the case of net capital gain, the Fund is permitted to designate the retained amount as undistributed capital gain in a timely notice to its Shareholders (or the Fund) who would then, in turn, be (i) required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on a properly filed U.S. tax return to the extent the credit exceeds such liabilities. If the Fund makes this designation, for U.S. federal income tax purposes, the tax basis of shares owned by a Shareholder of the Fund (or the Fund) would be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the Shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the Shareholder under clause (ii) of the preceding sentence. The Fund is not required to, and there can be no assurance the Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

In determining its net capital gain, including in connection with determining the amount available to support a capital gain dividend (as defined below), its taxable income, and its earnings and profits, a RIC generally may elect to treat part or all of any post-October capital loss (defined as the greatest of net capital loss, net long-term capital loss, or net short-term capital loss, in each case attributable to the portion of the taxable year after October 31) or late-year ordinary loss (generally, (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, plus (ii) other net ordinary loss attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.

Excise Tax

If the Fund were to fail to distribute in a calendar year at least an amount generally equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending October 31 of such year, plus any such amounts retained from the prior year, the Fund would be subject to a nondeductible 4% excise tax on the undistributed amounts. For purposes of the required excise tax distribution, a RIC’s ordinary gains and losses from the sale, exchange or other taxable disposition of property that would otherwise be taken into account after October 31 of a calendar year generally are treated as arising on January 1 of the following calendar year. Also, for these purposes, the Fund will be treated as having distributed any amount on which it is subject to corporate income tax for the taxable year ending within the calendar year. The Fund intends generally to make distributions sufficient to avoid the imposition of the 4% excise tax, although there can be no assurance that it will be able to do so.

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Capital Loss Carryforwards

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against the Fund’s net investment income. Instead, potentially subject to certain limitations, a RIC may carry net capital losses from any taxable year forward to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable years. Distributions from capital gains are generally made after applying any available capital loss carryforwards. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether a RIC retains or distributes such gains. A RIC may carry net capital losses forward to one or more subsequent taxable years without expiration. The Fund must apply long-term capital loss carryforwards first against long–term capital gains, and short-term capital loss carry forwards first against short-term capital gains. such carryforwards first against gains of the same character. The Fund’s available capital loss carryforwards, if any, will be set forth in its annual Investor report for each fiscal year.

Because a RIC cannot “pass through” its losses to its investors, any capital losses the Fund recognizes for U.S. federal income tax purposes will remain at a Fund level until the Fund can use them to reduce future capital gains. Accordingly, the Fund generally does not expect to realize any net capital losses, except possibly in the case that it disposes of a certain portion of its investment in the Fund at a loss as part of a tender offer by the Fund.

Taxation of Shareholders

Distributions by the Fund

For U.S. federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a Shareholder has owned his or her shares. In general, the Fund will recognize long-term capital gain or loss on investments it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any loss carryforwards) that are properly reported by the Fund as capital gain dividends (“capital gain dividends”) will be taxable to Shareholders as long-term capital gains includible in and taxed at the reduced rates applicable to net capital gains. Distributions from capital gains are generally made after applying any available capital loss carryovers. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to Shareholders as ordinary income. Distributions of investment income reported by the Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the Shareholder and Fund level.

An investor should be aware that the benefits of the reduced tax rate applicable to long-term capital gains may be impacted by the application of the alternative minimum tax to individual Shareholders.

As required by federal law, detailed federal tax information with respect to each calendar year will be furnished to each Investor early in the succeeding year.

If the Fund makes a distribution to a Shareholder in excess of the Fund’s current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital to the extent of such Investor’s tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a Shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the Shareholder of its shares.

Distributions are taxable as described herein whether Shareholders receive them in cash or reinvest them in additional shares. A Shareholder whose distributions are reinvested in shares under the Automatic Dividend Reinvestment Plan generally will be treated as having received a dividend equal to either (i) if the shares are trading below net asset value, the amount of cash allocated to the Shareholder for the purchase of shares on its behalf in the open market, or (ii) if shares are trading at or above net asset value, generally the fair market value of the new shares issued to the Shareholder. If the Fund pays dividends pursuant to a Cash-or-Shares Election (as defined in the Prospectus), a Shareholder will be treated as having received a dividend equal to the full amount of the distribution, including the portion payable in shares.

A dividend paid to Shareholders in January generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to Shareholders of record on a date in October, November or December of that preceding year.

Distributions on the Fund’s shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such distributions may economically represent a return of a particular Investor’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects either unrealized gains, or realized but undistributed income or gains, that were therefore

Steben Select Multi-Strategy Fund SAI	Page 18

included in the price the Shareholder paid. Such distributions may reduce the fair market value of the Fund’s shares below the Shareholder’s cost basis in those shares. As described above, the Fund is required to distribute realized income and gains regardless of whether the Fund’s net asset value also reflects unrealized losses.

Qualified Dividend Income

In order for some portion of the dividends received by a Fund Shareholder to be “qualified dividend income” that is eligible for taxation at long-term capital gain rates, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the Shareholder must meet holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or Investor level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

In general, distributions of investment income reported by the Fund as derived from qualified dividend income will be treated as qualified dividend income in the hands of a Shareholder taxed as an individual, provided the Shareholder meets the holding period and other requirements described above with respect to the Fund’s shares.

The Fund does not currently expect that it will earn significant qualified dividend income and, therefore, the Fund expects that its distributions to Shareholders generally will not qualify for lower tax rates applicable to qualified dividend income.

Dividends Received Deduction

In general, dividends of net investment income received by corporate Shareholders of the Fund will qualify for the 70% dividends-received deduction generally available to corporations to the extent of the amount of eligible dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a dividend eligible for the dividends-received deduction (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may otherwise be disallowed or reduced (1) if the corporate Investor fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)).

The Fund expects that its distributions to Shareholders that are corporations generally will not be eligible for the dividends received deduction.

Any distribution of income that is attributable to (i) income received by the Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by the Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, will not constitute qualified dividend income to individual Shareholders and will not be eligible for the dividends-received deduction for corporate Shareholders.

Special Rules for Debt Obligations

Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that are acquired by the Fund will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the OID is treated as interest income and is included in the Fund’s income (and required to be distributed by the Fund) over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

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Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by the Fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Alternatively, a Portfolio Fund or, if applicable, the Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which the market discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by the Fund may be treated as having OID or, in certain cases, “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price). The Fund will be required to include the OID or acquisition discount in income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which OID or acquisition discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

If the Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or, if necessary, by disposition of portfolio securities including at a time when it may not be advantageous to do so. These dispositions may cause the Fund to realize higher amounts of short-term capital gains (generally taxed to Shareholders at ordinary income tax rates) and, in the event the Fund realizes net capital gains from such transactions, its Shareholders may receive a larger capital gain dividend than if the Fund had not held such securities.

A portion of the OID accrued on certain high yield discount obligations may not be deductible to the issuer and will instead be treated as a dividend paid by the issuer for purposes of the dividends received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends received deduction to the extent attributable to the deemed dividend portion of such OID.

At-Risk or Defaulted Securities

Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as whether or to what extent the Fund should recognize market discount on a debt obligation, when the Fund may cease to accrue interest, OID or market discount, when and to what extent the Fund may take deductions for bad debts or worthless securities and how the Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by the Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

Certain Investments in REITs

Any investment by the Fund in equity securities of real estate investment trusts qualifying as such under Subchapter M of the Code (“U.S. REITs”) may result in the Fund’s receipt of cash in excess of the U.S. REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund Shareholders for U.S. federal income tax purposes. Investments in U.S. REIT equity securities also may require the Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Dividends received by the Fund from a U.S. REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income.

If the Fund invests directly or indirectly in residual interests in real estate mortgage investment conduits (“REMICs”) (including by investing in residual interests in collateralized mortgage obligations (“CMOs”) with respect to which an election to be treated as a REMIC is in effect) or equity interests in taxable mortgage pools (“TMPs”) special rules may apply. Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of the Fund’s income (including income allocated to the Fund from a U.S. REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC will be allocated to Shareholders of the RIC in proportion to

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the dividends received by such Shareholders, with the same consequences as if the Shareholders held the related interest directly.

In general, excess inclusion income allocated to Shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute UBTI to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. Investor, will not qualify for any reduction in U.S. federal withholding tax.

Although Portfolio Funds in which the Fund invests may invest in REMICs or TMPs, the Fund does not anticipate receiving significant income subject to the “excess inclusion” rule.

Foreign Currency Transactions

Any transaction by the Fund in foreign currencies, foreign currency-denominated debt obligations or certain foreign currency options, futures contracts or forward contracts (or similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Any such net gains could require a larger dividend toward the end of the calendar year. Any such net losses will generally reduce and potentially require the recharacterization of prior ordinary income distributions. Such ordinary income treatment may accelerate Fund distributions to Shareholders and increase the distributions taxed to Shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable years.

Options and Futures

In general, option premiums received by the Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by the Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received for purposes of computing its cost basis in the securities purchased. Gain or loss arising in respect of a termination of the Fund’s obligation under an option other than through the exercise of the option will be short-term gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by the Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

Certain covered call writing activities of the Fund may trigger the U.S. federal income tax straddle rules of Section 1092 of the Code, requiring that losses be deferred and holding periods be tolled on offsetting positions in options and stocks deemed to constitute substantially similar or related property. Options on single stocks that are not “deep in the money” may constitute qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are “in the money” although not “deep in the money” will be suspended during the period that such calls are outstanding. Thus, the straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute “qualified dividend income” or qualify for the dividends-received deduction to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or to fail to qualify for the 70% dividends-received deduction, as the case may be.

The tax treatment of certain futures contracts entered into by the Fund as well as listed non-equity options written or purchased by the Fund on U.S. exchanges (including options on futures contracts, equity indices and debt securities) will be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, section 1256 contracts held by the Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

Other Derivatives, Hedging, and Related Transactions

In addition to the special rules described above in respect of futures and options transactions, the Fund’s transactions in other derivative instruments (e.g., forward contracts and swap agreements), as well as any of its hedging, short sale,

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securities loan or similar transactions, may be subject to one or more special tax rules (e.g., notional principal contract, straddle, constructive sale, wash sale and short sale rules). These rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities, thereby affecting whether capital gains and losses are treated as short-term or long-term. These rules could therefore affect the amount, timing and/or character of distributions to Shareholders.

Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid the Fund-level tax.

Commodity-Linked Derivatives

The Fund’s use of commodity-linked derivatives can bear on or be limited by the Fund’s intention to qualify as a RIC. Income and gains from certain commodity-linked derivatives does not constitute qualifying income to a RIC for purposes of the 90% gross income test described above. The tax treatment of certain other commodity-linked derivative instruments in which the Fund might invest is not certain, in particular with respect to whether income or gains from such instruments constitute qualifying income to a RIC. If the Fund were to treat income or gain from a particular instrument as qualifying income and the income or gain were later determined not to constitute qualifying income and, together with any other nonqualifying income, caused the Fund’s nonqualifying income to exceed 10% of its gross income in any taxable year, the Fund would fail to qualify as a RIC unless it is eligible to and does pay a tax at the Fund level.

Book-Tax Differences

Certain of the Fund’s investments in derivative instruments and foreign currency-denominated instruments, and any of the Fund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and its taxable income. If such a difference arises, and the Fund’s book income is less than its taxable income, the Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment. In the alternative, if the Fund’s book income exceeds its taxable income (including realized capital gains), the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits, (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter as gain from the sale or exchange of a capital asset.

Backup Withholding

The Fund generally is required to withhold and remit to the U.S. Treasury 28% of the taxable distributions and redemption proceeds paid to any individual Investor who fails to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding.

Backup withholding is not an additional tax. Any amounts withheld may be credited against the Shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Tax-Exempt Shareholders

Income of a RIC that would be UBTI if earned directly by a tax-exempt entity will not generally be attributed as UBTI to a tax-exempt Investor of the RIC. Notwithstanding this “blocking” effect, a tax-exempt Investor could realize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt Investor within the meaning of Code Section 514(b).

A tax-exempt Investor may also recognize UBTI if the Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs as described above, if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in section 664 of the Code) that realizes any UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI as a result of investing in the Fund that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt Shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in the Fund that recognizes “excess

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inclusion income,” then the Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such Shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the Investment Company Act, the Fund may elect to specially allocate any such tax to the applicable CRT, or other Investor, and thus reduce such Investor’s distributions for the year by the amount of the tax that relates to such Investor’s interest in the Fund.

Although Portfolio Funds in which the Fund invests may invest in REMICs or TMPs, the Fund does not anticipate receiving significant income subject to the “excess inclusion” rule.

CRTs and other tax-exempt investors are urged to consult their tax advisors concerning the consequences of investing in the Fund.

Sale or Exchange of Shares

The sale or exchange of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of Fund shares held by a Shareholder for six months or less will be treated as long-term, rather than short-term, to the extent of any capital gain dividends received (or deemed received) by the Shareholder with respect to the shares. Further, all or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed under the Code’s “wash-sale” rule if other substantially identical shares are purchased, including by means of dividend reinvestment, within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

From time to time, the Fund intends to make a tender offer for its Shares (as described under “Repurchase of Shares” and “Transfers of Shares” in the Fund’s Prospectus). Shareholders who tender all Shares held, or considered to be held, by them will be treated as having sold their shares and generally will realize a capital gain or loss. If a Shareholder tenders fewer than all of its Shares or fewer than all Shares tendered are repurchased, such Investor may be treated as having received a taxable dividend upon the tender of its Shares. In such a case, there is a risk that non-tendering Shareholders and Shareholders who tender some but not all of their Shares or fewer than all of whose Shares are repurchased, in each case whose percentage interests in the Fund increase as a result of such tender, will be treated as having received a taxable distribution from the Fund. The extent of such risk will vary depending upon the particular circumstances of the tender offer, and in particular whether such offer is a single and isolated event or is part of a plan for periodically redeeming Shares of the Fund.

To the extent that the Fund recognizes net gains on the liquidation of portfolio securities to meet such tenders or otherwise repurchases Fund shares, the Fund will be required to make additional distributions to its Shareholders.

The Fund will not be considered to be a “publicly offered” RIC if it does not have at least 500 Shareholders at all times during a taxable year. The Fund does not expect to be considered a “publicly offered” RIC. Very generally, pursuant to Treasury Department regulations, expenses of nonpublicly offered RICs, except those specific to their status as a RIC or separate entity (e.g., registration fees or transfer agency fees), are subject to special “pass-through” rules. These affected expenses (which include management fees) are treated as additional dividends to certain Shareholders (generally including individuals and entities that compute their taxable income in the same manner as an individual), and are deductible by those Shareholders, subject to the 2% “floor” on miscellaneous itemized deductions and other significant limitations on itemized deductions set forth in the Code.

Tax Shelter Reporting Regulations

Under Treasury regulations, if a Shareholder recognizes a loss of $2 million or more for an individual Investor or $10 million or more for a corporate Investor, the Shareholder must file with the IRS a disclosure statement on Form 8886. Direct holders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, Shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to Shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Foreign Shareholders

Absent a specific statutory exemption, dividends other than capital gain dividends paid (or deemed paid) by the Fund to a Shareholder that is not a “U.S. person” within the meaning of the Code (a “foreign Shareholder”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or

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gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign Shareholder directly, would not be subject to withholding. Distributions properly reported as capital gain dividends generally are not subject to withholding of U.S. federal income tax.

For distributions with respect to taxable years of the Fund beginning before January 1, 2014, the Fund is not required to withhold any amounts (i) with respect to distributions from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign Investor, to the extent such distributions are properly reported as such by the Fund in a written notice to Shareholders (“interest-related dividends”), and (ii) with respect to distributions of net short-term capital gains in excess of net long-term capital losses to the extent such distributions are properly reported as such by the Fund in a written notice to Shareholders (“short-term capital gain dividends”). This exception to withholding for interest-related dividends does not apply to distributions to a foreign Investor (A) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (B) to the extent that the dividend is attributable to certain interest on an obligation if the foreign Investor is the issuer or is a 10% Investor of the issuer, (C) that is within certain foreign countries that have inadequate information exchange with the United States, or (D) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign Investor and the foreign Investor is a controlled foreign corporation. The exception to withholding for short-term capital gain dividends does not apply to (A) distributions to an individual foreign Investor who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions subject to special rules regarding the disposition of U.S. real property interests as described below. If the Fund invests in a RIC that paid such distributions to the Fund, such distributions retain their character as not subject to withholding if properly reported when paid by the Fund to foreign persons. The Fund is permitted to report such part of its dividends as interest-related and/or short-term capital gain dividends as are eligible, but is not required to do so. The exemption from withholding for interest-related and short-term capital gain dividends will expire for distributions with respect to taxable years of the Fund beginning on or after January 1, 2014, unless Congress enacts legislation providing otherwise.

In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to Shareholders. Foreign Shareholders should contact their intermediaries regarding the application of these rules to their accounts.

A foreign Investor is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on capital gain dividends unless (i) such gain or dividend is effectively connected with the conduct by the foreign Investor of a trade or business within the United States, (ii) in the case of a foreign Investor that is an individual, the Shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the capital gain dividend and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of USRPIs apply to the foreign Investor’s sale of shares of the Fund or to the capital gain dividend the foreign Investor received (as described below).

Foreign Shareholders should consult their tax advisers and, if holding shares through intermediaries, their intermediaries, concerning the application of these rules to their investment in the Fund.

Foreign Shareholders with respect to whom income from the Fund is effectively connected with a trade or business conducted by the foreign Investor within the United States will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares of the Fund and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a foreign Investor is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the Shareholder in the United States. More generally, foreign Shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisors.

In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a foreign Investor must comply with special certification and filing requirements relating to its non-US status (including, in general, furnishing an IRS Form W-8BEN or substitute form). Foreign Shareholders should consult their tax advisers in this regard.

Special rules (including withholding and reporting requirements) apply to foreign partnerships and those holding Fund shares through foreign partnerships. Additional considerations may apply to foreign trusts and estates. Shareholders holding Fund shares through foreign entities should consult their tax advisers about their particular situation.

A foreign Investor may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal income tax referred to above.

Steben Select Multi-Strategy Fund SAI	Page 24

USRPHC Rules

Special rules would apply if the Fund were either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition thereof. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States, and other trade or business assets. USRPIs are generally defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or former USRPHC.

If the Fund were a USRPHC or would be a USRPHC but for the exceptions referred to above, any distributions by the Fund to a foreign Investor attributable to gains realized by the Fund on the disposition of USRPIs or to distributions received by the Fund from a lower-tier RIC or U.S. REIT that the Fund is required to treat as USRPI gain in its hands, generally would be subject to U.S. tax withholding. In addition, such distributions could result in the foreign Investor being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a foreign Investor, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the foreign Investor’s current and past ownership of the Fund. On and after January 1, 2014, the “look-through” USRPI treatment described above for distributions by the Fund (which treatment applies only if the Fund is either a USRPHC or would be a USRPHC but for the operation of the exceptions referred to above) applies only to those distributions that, in turn, are attributable to distributions received by the Fund from a lower-tier U.S. REIT, unless Congress enacts legislation providing otherwise.

In addition, if the Fund were a USRPHC or former USRPHC, a greater-than-5% foreign Investor generally would be required to file a U.S. tax return in connection with the sale of its Fund shares, and pay related taxes due on any gain realized on the sale.

The Fund generally does not expect that it will be a USRPHC or would be a USRPHC but for the operation of certain of the special exceptions referred to above.

Other Reporting and Withholding Requirements

Rules enacted in March 2010 known as the “Foreign Account Tax Compliance Act” (“FATCA”) require the reporting by non-U.S. entities to the IRS or a governmental authority in an entity’s own country of direct and indirect ownership of foreign financial accounts and foreign entities by U.S. persons. Failure to provide this required information or otherwise demonstrate compliance with or exemption from FATCA can result in a 30% withholding tax on certain payments of U.S. source income (“withholdable payments”); this withholding tax will be phased in beginning with certain withholdable payments made on January 1, 2014. Specifically, withholdable payments subject to this 30% withholding tax include payments of U.S.-source dividends or interest and payments of gross proceeds from the sale or other disposal of property that can produce U.S.-source dividends or interest.

The IRS has issued Regulations with respect to these rules. Pursuant to these Regulations, distributions made by the Fund to a Shareholder subject to the phase in noted above, including a distribution in redemption of shares and a distribution of income or gains otherwise exempt from withholding under the rules applicable to foreign Shareholders described above (e.g., Capital Gain Dividends and short-term capital gain and interest-related dividends, as described above), will be withholdable payments subject to withholding. Payments to Shareholders will generally not be subject to withholding, so long as such Shareholders provide the Fund with such certifications, waivers or other documentation as the Fund requires to comply with these rules, including, to the extent required, with regard to their direct and indirect owners. In general, a Shareholder that is a U.S. person or non-U.S. individual will be able to avoid being withheld upon by timely providing the Fund with a valid IRS Form W-9 or W-8, respectively. Subject to any applicable intergovernmental agreement, payments to a Shareholder that is a “foreign financial institution” (as defined under these rules) will generally be subject to withholding unless such Investor (i)(a) enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect U.S. investors or accounts, or (b) qualifies for an exception from entering into such an agreement and (ii) provides the Fund with appropriate certifications or other documentation concerning its status.

The Fund may disclose the information that it receives from its Shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA, including current or future Treasury regulations or IRS guidance issued thereunder, in each case as modified by any applicable intergovernmental agreement between the United States and a non-U.S. government to implement FATCA and improve international tax compliance.

Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation. Persons investing in the Fund through an

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intermediary should contact their intermediary regarding the application of this reporting and withholding regime to their investments in the Fund.

General Considerations

The U.S. federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisers regarding the specific federal tax consequences of purchasing, holding, and disposing of shares of the Fund, as well as the effects of state, local, foreign, and other tax law and any proposed tax law changes.

ADDITIONAL INFORMATION AND SUMMARY OF THE DECLARATION OF TRUST

An investor in the Fund will be a Shareholder of the Fund and his or her rights in the Fund will be established and governed by the Fund’s Declaration of Trust (the “DoT”). The following is a summary description of additional items and of select provisions of the DoT that may not be described elsewhere in this SAI or the Prospectus. The description of such items and provisions is not definitive and reference should be made to the complete text of the DoT.

Liability; Indemnification

Under Delaware law and the DoT, each Shareholder will be liable for the debts and obligations of the Fund only to the extent of the value of such Shareholder’s Shares. The DoT provides that the Trustees and the Investment Manager (including certain of its affiliates, among others) shall not be liable to the Fund or any of the Shareholders for any loss or damage occasioned by any act or omission in the performance of their services as such in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office or as otherwise required by applicable law.

The DoT also contains provisions for the indemnification, to the extent permitted by law, of the members and former members of the Board and the Investment Manager (including certain of its affiliates, among others) by the Fund (but not by the Shareholders individually) against any liability and expense to which any of them may be liable that arise in connection with the performance of their activities on behalf of the Fund. None of these persons shall be personally liable to any Shareholder by reason of any change in the federal or state income tax laws applicable to the Fund or its investors. The rights of indemnification and exculpation provided under the DoT shall not be construed so as to limit liability or provide for indemnification of the members and former members of the Board and the Investment Manager (including certain of its affiliates, among others) for any liability (including liability under applicable federal or state securities laws which, under certain circumstances, impose liability even on persons that act in good faith), to the extent (but only to the extent) that such indemnification or limitation on liability would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of the DoT to the fullest extent permitted by law.

Amendment

The DoT may generally be amended, in whole or in part, with the approval of a majority of the Trustees (including a majority of the Independent Trustees, if required by the Investment Company Act). Shareholders have the right to vote on any amendment: (i) affecting their right to vote granted under the DoT; (ii) to the DoT’s amendment provision; (iii) for which such vote is required by law; and (iv) submitted to them by the Trustees.

Term, Dissolution and Liquidation

The Fund may be dissolved upon the affirmative vote of a majority of the Trustees without Shareholder approval, unless such approval is required by the Investment Company Act. In doing so, the Trustees may: (i) sell the Fund’s assets to another entity in exchange for interests in the acquiring entity; or (ii) sell all of the Fund’s assets for cash. Following such liquidation, the Fund’s Shareholders are entitled to receive the proceeds of such sale, distributed in proportion to the number of Shares held by each Shareholder. Upon termination of the Fund, the Fund will file a certificate terminating its existence as a Delaware statutory trust.

FISCAL YEAR

For accounting purposes, the Fund’s fiscal year is the 12-month period ending on March 31. For tax purposes, the Fund has adopted the 12-month period ending October 31 of each year as its taxable year, unless otherwise required by applicable law.

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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

AND LEGAL COUNSEL

The Board has selected _______ (“____”) as the independent registered public accounting firm of the Fund and the Master Fund. ______ principal business address is __________. ______ serves as legal counsel to the Fund and the Master Fund.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund’s portfolio holdings are made public, as required by law, in the Fund’s annual and semi-annual reports. These reports are filed with the SEC and mailed to Shareholders approximately 60 days after the last day of the relevant period. (In addition, these reports are available upon request.) Also as required by law, the Fund’s portfolio holdings are reported to the SEC approximately 60 days after the last day of the Fund’s relevant first or third fiscal quarterly period. Selected holdings, as well as certain statistical information relating to portfolio holdings, such as strategy breakdowns or strategy performance, may be made available to Shareholders in periodic communications because the Fund considers current portfolio holding information proprietary, such information is typically withheld for some time before being made public.

When authorized by appropriate executive officers of the Fund, portfolio holdings information may be given more frequently than above to third-party service providers and certain affiliated persons of the Fund. As of the date of this Prospectus, these persons are limited to the Custodian (full portfolio daily, no lag), in addition to the Investment Manager and its personnel, internal and external accounting personnel (full portfolio daily, no lag), and the Fund’s independent registered public accounting firm. In addition, the Fund may release to Intermediaries conducting due diligence on the Fund and the Investment Manager subject to a nondisclosure agreement. Finally, on occasion the Fund may disclose one or more individual holdings to pricing or valuation services for assistance in considering the valuation of the relevant holdings. In such cases, the information provided is subject to limitations on use intended to prohibit the recipient from trading on or inappropriately further disseminating it. As part of the internal policies and procedures, conflicts between the interests of the investors and those parties receiving portfolio information will be considered. In addition to the Fund’s policies and procedures in this area, a number of fund service providers maintain their own written procedures limiting use and further transmission of portfolio holdings information disclosed to them. Neither the Fund nor the Investment Manager receives any compensation in connection with the disclosure of information to these parties, and all such arrangements are pursuant to policies approved by the Board, which has determined that they are appropriate and in the best interest of Shareholders. These Company policies and procedures will be reviewed by the Trustees on an annual basis, for adequacy and effectiveness, in connection with the Fund’s compliance program under Rule 38a-1 under the Investment Company Act; and related issues will be brought to the attention of the Trustees on an as appropriate basis.

Additionally, the Investment Manager or its personnel from time to time may comment to the press, Shareholders, prospective investors or investor fiduciaries or agents (orally or in writing) on the Fund’s portfolio securities or may state that the Fund recently acquired or disposed of interests in a Portfolio Fund or other security. This commentary also may include such statistical information as industry, country or strategy exposure, credit quality information, specialized financial characteristics (alpha, beta, maturity, sharpe ratio, standard deviation, default rate, etc.), price comparisons to various measures, portfolio turnover and the like. No comments may be made, however, if likely to permit, in the sole judgment of the Investment Manager, inappropriate trading of Shares or of portfolio securities of the Fund.

FINANCIAL STATEMENTS

The audited financial statements for the fiscal year ended March 31, 2016, for both the Fund and the Master Fund, which are included in their respective Annual Reports to Shareholders for the reporting period ended March 31, 2016, are incorporated herein by reference. The financial statements include the schedule of investments, statement of assets and liabilities, statement of operations, statement of changes in net assets, statement of cash flows, financial highlights, notes and Report of Independent Registered Public Accounting Firm.

Steben Select Multi-Strategy Fund SAI	Page 27

APPENDIX A

STEBEN & COMPANY, INC. | PROXY VOTING POLICIES

Steben & Company (SCI or the Firm), serves as general partner or investment advisor for commodity funds and registered and unregistered investment companies (each a Fund and, together, the Funds), and as such is responsible for many aspects of the Fund’s operations, including the management and investment of its cash assets.

In the absence of a delegation of investment and management authority to another party, which delegation includes the obligation to vote proxies appurtenant to securities and other instruments acquired by said third party for the benefit of the Funds, SCI shall vote shares of stock and other instruments carrying voting rights for the holders thereof in accordance with these Proxy Voting Policies.

1. Duties with Respect to Proxies:

SCI has an obligation to vote all proxies appurtenant to shares of stock and other instruments owned by the Funds in the best interests of the Fund(s) and its owners. In voting these proxies, SCI may not be motivated by, or subordinate the Fund’s interests to, its own objectives or those of persons or parties unrelated to the Fund. SCI will exercise all appropriate and lawful care, skill, prudence and diligence in voting proxies, and shall vote all proxies relating to shares owned by its client accounts and received by it. SCI shall not be responsible, however, for voting proxies that it does not receive in sufficient time to respond.

2. Voting Proxies:

Since SCI invests the Fund’s assets primarily in instruments that do not carry voting rights for the holders thereof, SCI does not anticipate there being any company meetings at which it is expected to vote shares or other interests held (or controlled) by it for the benefit of the Funds. However, where Fund holdings include voting securities and a meeting of holders of such securities is convened, SCI will take the following steps to carry out its duties as to the Fund(s) and its assets:

A.	SCI will track all such shareholder meetings, identify all issues presented to shareholders at such meetings, formulate a principled position on each such issue and ensure that proxies pertaining to all shares owned in client accounts are voted in accordance with such determinations.

B.	SCI will look primarily to research received from, or delegate all or certain aspects of the proxy voting process to, RiskMetrics or another similar organization.

C.	SCI has the right and the ability to depart from a recommendation made by RiskMetrics or another organization as to a particular vote, slate of candidates or otherwise, and can to vote all or a portion of the shares owned for client accounts in accordance with its preferences.

3. Conflicts of Interest:

SCI is not affiliated with any company whose stock is publicly traded. While SCI believes that such circumstances generally will not present conflict of interest dangers for the Firm or its clients, in order to avoid even the appearance of a conflict of interest, SCI will, by surveying the firm’s employees or otherwise, determine whether SCI has a business, familial or personal relationship with a participant in a proxy contest, the issuer itself or the issuer’s pension plan, corporate directors or candidates for directorships. In the event that any such relationship is found to exist, the Firm will take appropriate steps to ensure that any such relationship (or other potential conflict of interest), does not influence its decision on a given vote. SCI will seek to resolve any conflicts of interests that may arise prior to voting proxies in a manner that reflects the best interests of its clients.

4. Obtaining Proxy Voting Information:

To obtain information on how SCI voted proxies, please contact the Firm’s Compliance Department.

Adopted as of this 1st day of May, 2010 (amended as of July 2013).

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Part C. Other Information

Item 25. Financial Statements and Exhibits

1.	Financial statements:
Included in Part A: To be filed by subsequent amendment.
Included in Part B: To be filed by subsequent amendment.

2.	Exhibits

	a(1)	Certificate of Trust of Steben Select Multi-Strategy Fund (the “Registrant”).(1)
	a(2)	Declaration of Trust of the Registrant, dated February 14, 2013.(2)
	b.	Bylaws of the Registrant, effective as of February 14, 2013.(2)
	c.	Not Applicable.
	d.	Refer to Exhibit (a)(2).
	e.	Dividend Reinvestment Plan.(2)
	f.	None
	g.	Form of Investment Management Agreement between Registrant and Steben & Company, Inc. (“SCI”). (2)
	h.1	Form of Distribution Agreement between Registrant and Foreside Fund Services, LLC (“Foreside”).(2)
	h.2	Form of Dealer Agreement between Registrant and Foreside.(2)
	h.3	Form of Class A Plan pursuant to Rule 12b-1(3)
	h.4	Form of Class I Plan pursuant to Rule 12b-1(3)
	i.	None
	j.	Custodial Services Agreement.(2)
	k.1	Form of Services Agreement between Registrant and SCI.(2)
	k.2	Form of Operating Services Agreement between Registrant and SCI (3)
	k.3	Form of Rule 18f-3 Plan (3)
	l.	Opinion and consent of K&L Gates LLP – to be filed by subsequent amendment.
	m.	Not Applicable.
	n.1	Consent of KPMG LLP with respect to the Registrant – to be filed by subsequent amendment.
	n.2	Consent of KPMG LLP with respect to Steben Select Multi-Strategy Master Fund – to be filed by subsequent amendment.
	o.	Not Applicable.

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p.	Agreement Regarding Provision of Initial Capital.(2)
q.	Not Applicable.
r.1	Code of Ethics of Registrant.(2)
r.2	Code of Ethics of SCI.(2)
s.1	Power of Attorney for Registrant – filed herewith.
s.2	Power of Attorney for Steben Select Multi-Strategy Master Fund – filed herewith.

(1)	SEC as part of Registrant’s initial registration statement (File No. 333-187847) on Form N-2, filed with the Securities and Exchange Commission on April 10, 2013 (Accession No. 0001144204-13-021097) and incorporated herein by reference.

(2)	Previously filed with the SEC as part of Registrant’s pre-effective amendment No.1 to the registration statement (File No. 333-187847) on Form N-2, filed with the Securities and Exchange Commission on July 30, 2013 (Accession No. 0001144204-13-041802) and incorporated herein by reference.

(3)	Previously filed with the SEC as part of Registrant’s post-effective amendment No.1 to the registration statement (File No. 333-187847) on Form N-2, filed with the Securities and Exchange Commission on June 6, 2014 (Accession No. 0001144204-14-036149) and incorporated herein by reference.

Item 26. Marketing Arrangements

Reference is made to the Form of Distribution Agreement as exhibit (h)(1) hereto.

Item 27. Other Expenses of Issuance and Distribution

Not applicable.

Item 28. Persons Controlled by or Under Common Control

The following entities may be considered to be under common control with Registrant:

Steben Select Multi-Strategy Master Fund

Steben Alternative Investment Funds

Item 29. Number of Holders of Securities

Set forth below is the number of record holders as of March 31, 2016 for each class of securities of the Registrant:

Title of Class	Number of Record Holders
Class I Shares	135
Class A Shares	22

Item 30. Indemnification

Sections 6.5, 6.6 and 6.7 of the Registrant’s Declaration of Trust state as follows:

Section 6.5 — Indemnification.

(a) Subject to the exceptions and limitations contained in subsection (b) below:

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(i) every person who is, or has been, a Trustee or an officer or employee of the Trust or is or was serving at the request of the Trust as a trustee, director, officer, employee or agent of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (“Covered Person”) shall be indemnified by the Trust and each Series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been a Covered Person and against amounts paid or incurred by him or her in the settlement thereof.

(ii) as used herein, the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal, investigative or other, including appeals), actual or threatened, and the words “liability” and “expenses” shall include, without limitation, attorney’s fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities whatsoever.

(b) To the extent required under the 1940 Act, but only to such extent, no indemnification shall be provided hereunder to a Covered Person:

(i) who shall have been adjudicated by a court or body before which the proceeding was brought to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office; or

(ii) in the event of a settlement, unless there has been a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office: (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

(c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled and shall inure to the benefit of the heirs, executors and administrators of a Covered Person.

(d) To the extent that any determination is required to be made as to whether a Covered Person engaged in conduct for which indemnification is not provided as described herein, or as to whether there is reason to believe that a Covered Person ultimately will be found entitled to indemnification, the Person or Persons making the determination shall afford the Covered Person a rebuttable presumption that the Covered Person has not engaged in such conduct and that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

(e) To the maximum extent permitted by applicable law, expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in subsection (a) of this Section 6.5 shall be paid by the Trust and each Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him or her to the Trust or applicable Series if it is ultimately determined that he or she is not entitled to indemnification under this Section 6.5; provided, however, that any such advancement will be made in accordance with any conditions required by the Commission. The advancement of any expenses pursuant to this Section 6.5(e) shall under no circumstances be considered a “loan” under the Sarbanes-Oxley Act of 2002, as amended from time to time, or for any other reason.

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(f) Any repeal or modification of this Article VI or adoption or modification of any other provision of this Declaration of Trust inconsistent with this Article shall be prospective only to the extent that such repeal or modification would, if applied retrospectively, adversely affect any limitation on the liability of any Covered Person or indemnification or right to advancement of expenses available to any Covered Person with respect to any act or omission that occurred prior to such repeal, modification or adoption.

(g) Notwithstanding any other provision in this Declaration of Trust to the contrary, any liability and/or expense against which any Covered Person is indemnified under this Section 6.5 and any advancement of expenses that any Covered Person is entitled to be paid under Section 6.5(e) shall be deemed to be joint and several obligations of the Trust and each Series, and the assets of the Trust and each Series shall be subject to the claims of any Covered Person therefor under this Article VI; provided that any such liability, expense or obligation may be allocated and charged by the Trustees between or among the Trust and/or any one or more Series (and Classes) in such manner as the Trustees in their sole discretion deem fair and equitable.

Section 6.6 – Further Indemnification

Nothing contained herein shall affect any rights to indemnification to which any Covered Person or other Person may be entitled by contract or otherwise under law or prevent the Trust from entering into any contract to provide indemnification to any Covered Person or other Person. Without limiting the foregoing, the Trust may, in connection with any transaction permitted by this Declaration of Trust, including the acquisition of assets subject to liabilities or a merger or consolidation pursuant to Section 7.4 hereof, assume the obligation to indemnify any Person including a Covered Person or otherwise contract to provide such indemnification, and such indemnification shall not be subject to the terms of this Article VI.

Section 6.7 – Indemnification of Shareholders

(a) No Shareholder of the Trust or of any Series or Class shall be personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to, the Trust or by or on behalf of any Series or Class. The Trustees shall have no power to bind any Shareholder personally or to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay pursuant to terms hereof or by way of subscription for any Shares or otherwise.

(b) In case any Shareholder or former Shareholder of any Series or Class shall be held to be personally liable solely by reason of his being or having been a Shareholder of such Series or Class and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives, or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the applicable Series or Class to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, on behalf of the affected Series, shall, upon request by the Shareholder, assume the defense of any claim made against the Shareholder for any act or obligation of the Series or Class and satisfy any judgment thereon from the assets of the Series or Class. The indemnification and reimbursement required by the preceding sentence shall be made only out of assets of the one or more Series or Classes whose Shares were held by said Shareholder at the time the act or event occurred which gave rise to the claim against or liability of said Shareholder. The rights accruing to a Shareholder under this Section 6.7 shall not impair any other right to which such Shareholder may be lawfully entitled, nor

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shall anything herein contained restrict the right of the Trust or any Series or Class thereof to indemnify or reimburse a Shareholder in any appropriate situation even though not specifically provided herein.

Section 3 of Article IX of the Registrant’s Bylaws states as follows:

Section 3. Advance Payment of Indemnifiable Expenses.

Expenses incurred by an agent in connection with the preparation and presentation of a defense to any proceeding may be paid by the Trust from time to time prior to final disposition thereof upon receipt of an undertaking by, or on behalf of, such agent that such amount will be paid over by him or her to the Trust if it is ultimately determined that he or she is not entitled to indemnification; provided, however, that (a) such agent shall have provided appropriate security for such undertaking, (b) the Trust is insured against losses arising out of any such advance payments, or (c) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the proceeding, or independent legal counsel in a written opinion, shall have determined, based upon a review of the readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such agent will be found entitled to indemnification.

Section 14 of the Registrant’s Form of Investment Management Agreement states as follows:

14.          Indemnification.

(a)         The Fund will indemnify the Advisor and any Advisor Affiliate, and each of their partners, members, directors, officers, and employees and any of their affiliated persons, executors, heirs, assigns, successors, or other legal representatives (each an “Indemnified Person”) against any and all costs, losses, claims, damages, or liabilities, joint or several, including, without limitation, reasonable attorneys’ fees and disbursements, resulting in any way from the performance or non-performance of any Indemnified Person’s duties in respect of the Fund, except those resulting from the willful misfeasance, bad faith or gross negligence of an Indemnified Person or the Indemnified Person’s reckless disregard of such duties and, in the case of criminal proceedings, unless such Indemnified Person had reasonable cause to believe its actions unlawful (collectively, “disabling conduct”). Indemnification shall be made following: (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Indemnified Person was not liable by reason of disabling conduct; or (ii) a reasonable determination that the Indemnified Person is entitled to indemnification hereunder, provided that such determination is based upon a review of the facts and reached by (A) the vote of a majority of the Fund’s trustees who are not parties to the proceeding or (B) legal counsel selected by a vote of a majority of the Fund’s Board, further provided that such counsel’s determination be written and provided to the Board. A Fund shall advance to an Indemnified Person reasonable attorneys’ fees and other costs and expenses incurred with respect to the Fund in connection with defense of any action or proceeding arising out of such performance or non-performance. The Advisor agrees, and each other Indemnified Person will be required to agree as a condition to any such advance from a Fund, that if one of the foregoing parties receives any such advance, the party will reimburse the Fund for such fees, costs, and expenses to the extent that it shall be determined that the party was not entitled to indemnification under this paragraph. The rights of indemnification provided hereunder shall not be exclusive of or affect any other rights to which any person may be entitled by contract or otherwise under law.

(b)         Notwithstanding any of the foregoing, the provisions of this paragraph 14 shall not be construed so as to relieve the Indemnified Person of, or provide indemnification with respect to, any liability (including liability under federal securities laws, which, under certain circumstances, impose

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liability even on persons who act in good faith) to the extent (but only to the extent) that such liability may not be waived, limited, or modified under applicable law or that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the provisions of this paragraph to the fullest extent permitted by law. The provisions of this paragraph shall survive the termination or cancellation of this Agreement.

Section 7 of the Registrant’s Form of Distribution Agreement states as follows:

7.           Indemnification.

A.          The Funds shall indemnify, defend and hold the Distributor, its affiliates and each of their respective members, managers, directors, officers, employees, representatives and any person who controls or previously controlled the Distributor within the meaning of Section 15 of the 1933 Act (collectively, the “Distributor Indemnitees”), free and harmless from and against any and all losses, claims, demands, liabilities, damages and expenses (including the costs of investigating or defending any alleged losses, claims, demands, liabilities, damages or expenses and any reasonable counsel fees incurred in connection therewith) (collectively, “Losses”) that any Distributor Indemnitee may incur under the 1933 Act, the 1934 Act, the 1940 Act any other statute (including Blue Sky laws) or any rule or regulation thereunder, or under common law or otherwise, arising out of or relating to (i) the Distributor serving as distributor of the Funds pursuant to this Agreement; (ii) the Funds’ material breach of any of its obligations, representations, warranties or covenants contained in this Agreement; (iii) the Funds’ failure to comply materially with any applicable securities laws or regulations; or (iv) any claim that the Registration Statement, Prospectus, shareholder reports, sales literature and advertising materials or other information filed or made public by the Funds (as from time to time amended) include or included an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading under the 1933 Act, or any other statute or the common law any violation of any rule of FINRA or of the SEC or any other jurisdiction wherein Shares of the Funds are sold, provided, however, that the Funds’ obligation to indemnify any of the Distributor Indemnitees shall not be deemed to cover any Losses arising out of any untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, Prospectus, annual or interim report, or any such advertising materials or sales literature in reliance upon and in conformity with information relating to the Distributor and furnished to the Funds or their counsel by the Distributor. In no event shall anything contained herein be so construed as to protect the Distributor against any liability to the Funds or their shareholders to which the Distributor would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties under this Agreement or by reason of its reckless disregard of its obligations under this Agreement.

The Funds’ agreement to indemnify the Distributor Indemnitees with respect to any action is expressly conditioned upon the Funds being notified of such action or claim of loss brought against any Distributor Indemnitee, within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Distributor Indemnitee. Such notification shall be given by letter or by telegram addressed to the Funds’ President, but the failure so to notify the Funds of any such action shall not relieve the Funds from any liability which the Funds may have to the person against whom such action is brought by reason of any such untrue, or alleged untrue, statement or omission, or alleged omission, otherwise than on account of the Funds’ indemnity agreement contained in this Section 7(A).

B.          The Funds shall be entitled to participate at their own expense in the defense or, if it so elects, to assume the defense of any suit brought to enforce any such Losses, but if the Funds elect to

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assume the defense, such defense shall be conducted by counsel chosen by the Funds and approved by the Distributor, which approval shall not be unreasonably withheld. In the event the Funds elect to assume the defense of any such suit and retain such counsel, the Distributor Indemnitee(s) in such suit shall bear the fees and expenses of any additional counsel retained by them. If the Funds do not elect to assume the defense of any such suit, or in case the Distributor does not, in the exercise of reasonable judgment, approve of counsel chosen by the Funds or, if under prevailing law or legal codes of ethics, the same counsel cannot effectively represent the interests of both the Funds and the Distributor Indemnitee(s), the Funds will reimburse the Distributor Indemnitee(s) in such suit, for the fees and expenses of any counsel retained by Distributor and them. The Funds’ indemnification agreement contained in Sections 7(A) and 7(B) shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Distributor Indemnitee(s), and shall survive the delivery of any Shares and the termination of this Agreement. This agreement of indemnity will inure exclusively to the Distributor’s benefit, to the benefit of each Distributor Indemnitee.

C.           The Funds shall advance attorney’s fees and other expenses incurred by a Distributor Indemnitee in defending any claim, demand, action or suit which is the subject of a claim for indemnification pursuant to this Section 7 to the maximum extent permissible under applicable law.

D.           The Distributor shall indemnify, defend and hold the Funds, their affiliates, and each of their respective directors, officers, employees, representatives, and any person who controls or previously controlled the Funds within the meaning of Section 15 of the 1933 Act (collectively, the “Fund Indemnitees”), free and harmless from and against any and all Losses that any Fund Indemnitee may incur under the 1933 Act, the 1934 Act, the 1940 Act, any other statute (including Blue Sky laws) or any rule or regulation thereunder, or under common law or otherwise, arising out of or based upon (i) the Distributor’s material breach of any of its obligations, representations, warranties or covenants contained in this Agreement; (ii) the Distributor’s failure to comply materially with any applicable securities laws or regulations; or (iii) any claim that the Registration Statement, Prospectus, sales literature and advertising materials or other information filed or made public by the Funds (as from time to time amended) include or included an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements not misleading, insofar as such statement or omission was made in reliance upon, and in conformity with, information furnished to the Funds by the Distributor in writing. In no event shall anything contained herein be so construed as to protect the Funds against any liability to the Distributor to which the Funds would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties under this Agreement or by reason of its reckless disregard of its obligations under this Agreement.

The Distributor’s agreement to indemnify the Fund Indemnitees is expressly conditioned upon the Distributor’s being notified of any action or claim of loss brought against a Fund Indemnitee, such notification to be given by letter addressed to the Distributor’s President, within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon the Fund Indemnitee. The failure so to notify the Distributor of any such action shall not relieve the Distributor from any liability which the Distributor may have to the person against whom such action is brought by reason of any such untrue, or alleged untrue, statement or omission, otherwise than on account of the Distributor’s indemnity agreement contained in this Section 7(D).

E.          The Distributor shall be entitled to participate at its own expense in the defense or, if it so elects, to assume the defense of any suit brought to enforce any such Losses, but if the Distributor elects to assume the defense, such defense shall be conducted by counsel chosen by the Distributor and approved by the Fund Indemnitee, which approval shall not be unreasonably withheld. In the event the Distributor elects to assume the defense of any such suit and retain such counsel, the Fund Indemnitee(s) in such suit shall bear the fees and expenses of any additional counsel retained by them. If the Distributor

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does not elect to assume the defense of any such suit, or in case the Fund does not, in the exercise of reasonable judgment, approve of counsel chosen by the Distributor or, if under prevailing law or legal codes of ethics, the same counsel cannot effectively represent the interests of both the Distributor and the Fund Indemnitee(s), the Distributor will reimburse the Fund Indemnitee(s) in such suit, for the fees and expenses of any counsel retained by the Fund and them. The Distributor’s indemnification agreement contained in Sections 7(D) and (E) shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Fund Indemnitee(s), and shall survive the delivery of any Shares and the termination of this Agreement. This Agreement of indemnity will inure exclusively to the Funds’ benefit, to the benefit of each Fund Indemnitee.

F.           No person shall be obligated to provide indemnification under this Section 7 if such indemnification would be impermissible under the 1940 Act, the 1933 Act, the 1934 Act or the rules of the FINRA; provided, however, in such event indemnification shall be provided under this Section 7 to the maximum extent so permissible.

Section 8 of the Registrant’s Form of Dealer Agreement states as follows:

Indemnification.

You agree to indemnify hold harmless us, our officers, directors, agents and employees from and against any claims, liabilities, expenses (including reasonable attorneys’ fees) and losses resulting from (i) any failure by you to comply with Applicable Laws in connection with activities performed under this agreement, or (ii) any unauthorized representation made by you concerning an investment in Shares.

We agree to indemnify and hold harmless you and your officers, directors, agents and employees from and against any claims, liabilities, expenses (including reasonable attorneys fees) and losses resulting from (i) any failure by us to comply with Applicable Laws in connection with our activities as Distributor under this agreement, or (ii) any untrue statement of a material fact set forth in the Fund’s Prospectus or supplemental sales material provided to you by us (and used by you on the terms and for the period specified by us or stated in such material), or omission to state a material fact required to be stated therein to make the statements therein not misleading.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “1933 Act”), may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Registrant’s Declaration of Trust, its By-Laws or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Investment Adviser

Steben & Company, Inc. is the investment adviser to the Fund, and its business is summarized in Part A and Part B of this Registration Statement under the sections entitled “Management of the Fund” and “Investment Management and Other Services,” respectively. Information as to any other businesses, professions, vocations or employments of a substantial nature engaged in by officers of SCI during the

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last two fiscal years is incorporated by reference to Form ADV filed by the Adviser with the SEC under the Investment Advisers Act of 1940, as amended (SEC File No. 801-64686).

Item 32. Location of Accounts and Records

The account books and other documents required to be maintained by the Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained at the offices of the Investment Manager (9711 Washingtonian Blvd, Suite 400, Gaithersburg, MD 20878), the U.S. Bank, N.A., the Custodian (1555 N. Rivercenter Dr., MK-WI-S302, Milwaukee, WI 53212), and/or U.S. Bancorp Fund Services, LLC, the Administrator (615 East Michigan Street, Milwaukee, WI 53202).

Item 33. Management Services

None.

Item 34. Undertaking

1.	Not applicable.

2.	Not applicable.

3.	Not applicable.

4.	The Registrant undertakes:

a.	To file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

(1)	To include any prospectus required by Section 10(a)(3) of the 1933 Act;

(2)	To reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(3)	To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

b.	That, for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

c.	To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

d.	Each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the 1933 Act as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the 1933 Act shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

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e.	That for the purpose of determining liability of the Registrant under the 1933 Act to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1)	Any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the 1933 Act

(2)	The portion of any advertisement pursuant to Rule 482 under the 1933 Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(3)	Any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

5.	Not applicable.

6.           The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, its Statement of Additional Information.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, Steben Select Multi-Strategy Fund has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Gaithersburg and State of Maryland, on the 31st day of May, 2016.

STEBEN SELECT MULTI-STRATEGY FUND

By:	/s/ Kenneth E. Steben
Kenneth E. Steben
Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ Kenneth E. Steben	Trustee and Chief Executive Officer	May 31, 2016
Kenneth E. Steben

/s/ George Morriss*	Trustee	May 31, 2016
George Morriss

/s/ Mark E. Schwartz*	Trustee	May 31, 2016
Mark E. Schwartz

/s/ Carl Serger	Chief Financial Officer	May 31, 2016
Carl Serger

*	By: /s/ Francine J. Rosenberger
Francine J. Rosenberger
(As Attorney-in-Fact)

SIGNATURES

Steben Select Multi-Strategy Master Fund has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Gaithersburg and State of Maryland, on the 31st day of May, 2016.

STEBEN SELECT MULTI-STRATEGY MASTER FUND

By:	/s/ Kenneth E. Steben
Kenneth E. Steben
Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ Kenneth E. Steben	Trustee and Chief Executive Officer	May 31, 2016
Kenneth E. Steben

/s/ George Morriss*	Trustee	May 31, 2016
George Morriss

/s/ Mark E. Schwartz*	Trustee	May 31, 2016
Mark E. Schwartz

/s/ Carl Serger	Chief Financial Officer	May 31, 2016
Carl Serger

*	By: /s/ Francine J. Rosenberger
Francine J. Rosenberger
(As Attorney-in-Fact)

EXHIBIT INDEX

Exhibit No.	Exhibit
EX-99(s)(1)	Power of Attorney for Registrant
EX-99(s)(2)	Power of Attorney for Steben Select Multi-Strategy Master Fund